File No. 33-51061

811-07123

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 174  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 174  [X]

(Check appropriate box or boxes.)

BNY Mellon Advantage Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street, New York, New York 10286

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6400

Deirdre Cunnane, Esq.

240 Greenwich Street

New York, New York 10286

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X  on March 1, 2024 pursuant to paragraph (b)

 ____ days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 ____ days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following post-effective amendment to the Registrant's Registration Statement on Form N-1A does not relate to BNY Mellon Dynamic Value Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund or BNY Mellon Technology Growth Fund, and only affects the Registration Statement of the series below:
BNY Mellon Dynamic Total Return Fund, BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund

BNY Mellon Dynamic
Total Return Fund

Prospectus | March 1, 2024

Class Ticker
A AVGAX
C AVGCX
I AVGRX
Y AVGYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	14
Shareholder Guide

Choosing a Share Class	17
Buying and Selling Shares	21
General Policies	24
Distributions and Taxes	26
Services for Fund Investors	27
Financial Highlights

Financial Highlights	29
Appendix

Appendix	A- 1
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return.
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 17 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.10	1.10	1.10	1.10
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Fees and expenses of the fund's subsidiary	.10	.10	.10	.10
Miscellaneous other expenses	.36	.38	.36	.26
Total other expenses	.71	.73	.46	.36
Total annual fund operating expenses	1.81	2.58	1.56	1.46
Fee waiver and/or expense reimbursement**	(.41)	(.43)	(.41)	(.31)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.40	2.15	1.15	1.15

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc. by the subsidiary. In addition, BNY Mellon Investment Adviser, Inc. has also contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15%. On or after March 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the management fee waiver and expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$709	$1,074	$1,463	$2,548
Class C (with redemption at end of period)	$318	$762	$1,332	$2,883
Class C (without redemption at end of period)	$218	$762	$1,332	$2,883
Class I (with or without redemption at end of period)	$117	$452	$811	$1,822
Class Y (with or without redemption at end of period)	$117	$431	$768	$1,720

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategy

To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds). The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization.

The fund's sub-adviser, Newton Investment Management North America, LLC, an affiliate of BNY Mellon Investment Adviser, Inc., applies a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The fund's sub-adviser has considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class.

The fund's sub-adviser updates, monitors and follows buy or sell recommendations from its proprietary investment models. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The models also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the fund may sell a security if the sub-adviser determines better investment opportunities emerge elsewhere. For allocation among equity markets, the sub-adviser employs a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the sub-adviser uses proprietary models to identify temporary mispricings among global bond markets. The sub-adviser evaluates currencies on a relative valuation basis and overweights exposure to currencies that are undervalued and underweights exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures. The sub-adviser seeks to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

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The fund will use, to a significant degree, derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes).

The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary has the same investment objective, investment adviser and sub-adviser as the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

● Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's sub-adviser to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

● Correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic

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conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

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● Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund's investment in the subsidiary.

● Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.

● Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk.

● ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. The fund's failure to qualify as a RIC would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

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Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of the FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index generally considered representative of the average yield of three-month Treasury Bills, to show how the fund's performance compares to the returns of these securities. In addition, the fund's total returns are compared to a Hybrid Index, comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index, to show how the fund's performance compares to a mix of equities and bonds, unhedged and partially hedged. The MSCI World Index and FTSE World Government Bond Index are broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. More recent performance information may be available at www.im.bnymellon.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A

During the periods shown in the chart: Best Quarter Q1, 2019: 8.21% Worst Quarter Q2, 2022: -12.78%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/23)
Class	1 Year	5 Years	10 Years
Class A returns before taxes	-2.20%	2.71%	2.04%
Class A returns after taxes on distributions	-4.06%	0.94%	0.94%
Class A returns after taxes on distributions and sale of fund shares	-1.30%	1.57%	1.24%
Class C returns before taxes	1.99%	3.15%	1.89%
Class I returns before taxes	3.95%	4.18%	2.91%
Class Y returns before taxes	3.89%	4.19%	2.92%
MSCI World Index reflects no deductions for fees, expenses or taxes	23.79%	12.80%	8.60%
FTSE World Government Bond Index reflects no deductions for fees, expenses or taxes	5.18%	-1.39%	-0.31%
FTSE Three-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes	5.26%	1.91%	1.26%
Hybrid Index (60% MSCI World Index and 40% FTSE World Government Bond Index) reflects no deductions for fees, expenses or taxes	16.10%	7.22%	5.19%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-adviser is Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYM Investment Adviser.

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA and Dimitri Curtil. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Curtil has been a primary portfolio manager of the fund since May 2020.

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Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. Mr. Zaches is a portfolio manager at NIMNA. Mr. Curtil is a managing director and Head of Multi-Asset Solutions at NIMNA.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.im.bnymellon.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund ordinarily invests in at least five countries. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts and swap agreements (derivative instruments that typically have the effect of leverage, which refers to investment exposure greater than the amount invested) and/or ETFs.

The fund also may invest directly in equity securities, principally common stocks, to provide exposure to equity markets and in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds). The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's commodity-related investments may include, but are not limited to, those providing investment exposure to precious metals, natural resources or agricultural products. The fund's investments may be denominated in U.S. dollars, euros, Japanese yen or the local currency of issue.

The fund's sub-adviser, Newton Investment Management North America, LLC, an affiliate of BNY Mellon Investment Adviser, Inc., applies a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The sub-adviser analyzes the valuation signals and estimates the expected returns from distinct sources, such as country equity markets, country bond markets, currencies and commodities, to construct a portfolio of long and short positions dynamically allocated across individual country, equity, bond, currency and commodity markets and cash. The fund's sub-adviser has considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class. The sub-adviser also assesses and manages the overall risk profile of the fund's portfolio.

The fund's sub-adviser updates, monitors and follows buy or sell recommendations from its proprietary investment models. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The models also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the fund may sell a security if the sub-adviser determines better investment opportunities emerge elsewhere.

For allocation among equity markets, the fund's sub-adviser employs a bottom-up valuation approach using proprietary models to derive market level expected returns. The sub-adviser tends to favor markets in countries that have attractive valuations on a risk adjusted basis.

For allocation among bond markets, the fund's sub-adviser uses proprietary models to identify temporary mispricings among global bond markets. The most relevant long-term bond yield within each country serves as the expected return

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for each bond market. The sub-adviser tends to favor countries whose bonds have been identified as priced to offer greater return for bearing inflation and interest rate risks.

The fund's sub-adviser evaluates currencies on a relative valuation basis and overweights exposure to currencies that are undervalued and underweights exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures.

The fund's sub-adviser seeks to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

The fund's sub-adviser determines the relative value of various asset classes, such as equities, bonds, currencies, commodities and cash, by comparing the assets' expected returns, risk and correlation and by incorporating relevant macroeconomic regime information. When assessing relative valuation among asset classes, the sub-adviser measures the "risk premium" for each asset class and determines the extent to which there is an increased expected return for having investment exposure to an asset class that is perceived to be riskier. The sub-adviser then determines the allocation of the fund's assets among the global equity, bond, currency and commodity markets and cash.

The fund will use, to a significant degree, derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value at risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

The fund may write (sell) call and put options and purchase put and call options. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying asset during the option period at a specified price. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying asset during the option period at a specified price. Options written or purchased by the fund may be traded on either U.S. or foreign exchanges or over-the-counter.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, index or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, and can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

The fund also may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The subsidiary has the same investment objective, investment adviser and sub-adviser as the fund. The subsidiary principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary also may invest in fixed-income securities, which are intended to serve as margin or collateral for its derivatives positions. With respect to its investments, the subsidiary is generally subject to the same principal investment restrictions and limitations as the fund, except that the subsidiary may invest without limitation in commodity-related instruments. The subsidiary also is subject to the fund's compliance program, to the extent the fund's policies and procedures apply to its investments and operations. The fund and the subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the Investment Company Act of 1940, as amended, on a similar basis. Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to

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the fund. Neither the fund nor the subsidiary invests directly in physical commodities. The fund may invest up to 25% of its total assets in the subsidiary and any other investment that provides exposure to commodities.

The fund may "sell short" securities and other instruments. In a short sale, for example, the fund sells a security it has borrowed, with the expectation that the security will decline in value. The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Short-selling is considered "leverage" and may involve substantial risk. The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. The sub-adviser also may employ financial instruments, such as futures, options, forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious disease, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain financial instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's sub-adviser to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

● Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at

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prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent

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the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

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● Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the prospectus. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, unless otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act. The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser. Changes in the laws of the United States and/or the Cayman Islands could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the fund would be adversely affected.

● Leverage risk. The use of leverage, such as entering into futures contracts, forward currency contracts or swaps, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate, can result in a loss substantially greater than the amount invested in the derivative itself. In addition, the fund's short sales positions effectively leverage the fund's assets.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts, structured notes and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

● Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk. There is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available swap or other derivatives arrangements or securities to borrow to effect short sales or for some other reason. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities as to which the fund has short exposure increases, thereby increasing the fund's potential volatility.

● ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are

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delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Tax risk. As a RIC, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The fund intends to take the position that income and gains from its investments in the subsidiary and certain commodity-linked structured notes will constitute "qualifying income." The fund has not sought a legal opinion on this position, although the Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. If the fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $341 billion in 105 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the effective annual rate of .90% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semi-annual report for the six-month

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period ended April 30, 2023. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $47.8 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-adviser. NIMNA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the fund's assets. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2023, NIMNA had approximately $59.9 billion in assets under management. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and NIMNA is available in the fund's semi-annual report for the six-month period ended April 30, 2023.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and BNYM Investment Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2023, had approximately $45.8 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon regulated by the Financial Conduct Authority in the United Kingdon and registered in the United States with the Securities and Exchange Commission as an investment adviser. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIMNA and NIM is available in the fund's semi-annual report for the six-month period ended April 30, 2023.

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA and Dimitri Curtil, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010 and Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Zaches is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Curtil is a managing director and Head of Multi-Asset Solutions at NIMNA, where he oversees the team of portfolio managers and researchers responsible for the firm's multi-asset strategies. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

BNYM Investment Adviser also is the investment adviser for the subsidiary and has engaged NIMNA to serve as the subsidiary's sub-adviser. NIMNA, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the subsidiary's investments. In managing the subsidiary's portfolio, BNYM Investment Adviser and NIMNA are generally subject to the same investment management policies and restrictions that apply to the management of the fund, except that the subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives. The subsidiary also will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund, to the extent the fund's policies and procedures apply to the subsidiary's investments and operations. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund's chief compliance officer oversees implementation of the subsidiary's policies and procedures and makes periodic reports to the fund's board regarding the subsidiary's compliance with its policies and procedures. The subsidiary's advisory contracts is subject to the same regulatory requirements applicable to the fund's contracts. The subsidiary has agreed to pay BNYM Investment Adviser a management fee at the

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annual rate of 1.10% of the value of the subsidiary's average daily net assets. BNYM Investment Adviser has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to BNYM Investment Adviser by the subsidiary. This undertaking may not be terminated unless BNYM Investment Adviser obtains the prior approval of the fund's board. The subsidiary, like the fund, also will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that it receives. The subsidiary's financial statements are consolidated with the fund's financial statements in the annual and semi-annual reports provided to shareholders.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, NIMNA, NIM and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.im.bnymellon.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

● plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

● qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

*No front-end sales load applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through certain financial intermediaries are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are described in the Appendix to this prospectus.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, you can reduce your initial sales charge in the following ways:

● Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

● Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

● Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus:

● full-time or part-time employees, and their spouses or domestic partners and minor children, of BNYM Investment Adviser or any of its affiliates

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● board members of BNYM Investment Adviser and board members of the BNY Mellon Family of Funds, and their spouses or domestic partners and minor children

● full-time employees, and their spouses and minor children, of financial intermediaries

● "wrap" accounts for the benefit of clients of financial intermediaries

● investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

● Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

● shareholders in IRA rollover accounts sponsored by BNYM Investment Adviser or its affiliates funded with the distribution proceeds from Retirement Plans. Upon establishing the IRA rollover account sponsored by BNYM Investment Adviser or its affiliates in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the eight-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

● investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a fund managed by BNYM Investment Adviser since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

● qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

● shareholders who received Class A shares in exchange for old Class T shares of the fund on February 4, 2009

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

● bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

● institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

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● law firms or attorneys acting as trustees or executors/administrators

● foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

● sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

● advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

● certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and are not eligible to purchase Class Y shares

● U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

● unaffiliated investment companies approved by the fund's distributor

● clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund's distributor. An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, except as otherwise provided below, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

● institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

● Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund

● certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and make an initial investment in Class Y shares of the fund of at least $1 million

● certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, BNYM Investment Adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Investors holding Class Y shares who, in the opinion of BNYM Investment Adviser, do not meet the eligibility requirements for the purchase of Class Y shares will be asked to verify their eligibility or instruct the fund to convert their Class Y shares to a class of fund shares for which they are eligible to purchase. If after 30 days such an investor has not verified eligibility or provided instructions to convert their shares to another class of fund shares, their Class Y shares will be converted to Class A shares of the fund, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge. BNYM Investment Adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares. Notwithstanding the foregoing, the fund's distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

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Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

● No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

● No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

● To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, in the following cases:

● exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

● redemptions made within one year of death or disability of the shareholder

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

● redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

Buying and Selling Shares

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. You may buy, exchange or redeem shares at their NAV next calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, adjusted for any applicable sales charge. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. The fund's NAV is disclosed daily at www.im.bnymellon.com and also is available by calling 1-800-373-9387. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by BNYM Investment Adviser, as the fund's Valuation Designee, using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The subsidiary values its investments pursuant to the same pricing and valuation methodologies described above.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or

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securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide – General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The BNY Mellon Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The BNY Mellon Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 534442
Pittsburgh, Pennsylvania 15253-4442

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.im.bnymellon.com to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Retirement Plans or IRAs (other than Coverdell Education Savings Accounts) sponsored by BNYM Investment Adviser or its affiliates is $750, with no minimum subsequent investment. The minimum initial investment for Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

● if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

● the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

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BNY Mellon Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 534442

Pittsburgh, Pennsylvania 15253-4442

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

● amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

● requests to send the proceeds to a different payee or address

● amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.im.bnymellon.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY Mellon representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.im.bnymellon.com or through the Express voice-activated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

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● refuse any purchase or exchange request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

● change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

● change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of the foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

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Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local tax (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

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Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-373-9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Retirement Plans and IRAs sponsored by BNYM Investment Adviser or its affiliates) into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. You can request your exchange by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Except as otherwise disclosed in this prospectus, shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month

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following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access System

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system. You may also be able to purchase fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system. Certain requests require the services of a representative.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.53	17.98	15.82	16.26	15.08
Investment Operations:
Net investment income (loss)[a]	.44	(.11)	(.19)	(.02)	.15
Net realized and unrealized gain (loss) on investments	.22	(1.52)	2.35	.08	1.16
Total from Investment Operations	.66	(1.63)	2.16	.06	1.31
Distributions:
Dividends from net investment income	(.18)	(.08)	-	(.17)	(.13)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.18)	(2.82)	-	(.50)	(.13)
Net asset value, end of period	14.01	13.53	17.98	15.82	16.26
Total Return (%)[b]	4.94	(10.75)	13.79	.28	8.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.72	1.60	1.58	1.55
Ratio of net expenses to average net assets[c]	1.40	1.40	1.42	1.44	1.44
Ratio of net investment income (loss) to average net assets	3.15	(.76)	(1.12)	(.14)	.96
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	27,682	30,234	38,354	35,061	38,100

a Based on average shares outstanding.

b Exclusive of sales charge.

c Reflected is the waiver of the Subsidiary management fee.

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.18	16.50	14.62	15.06	13.96
Investment Operations:
Net investment income (loss)[a]	.30	(.20)	(.29)	(.13)	.03
Net realized and unrealized gain (loss) on investments	.21	(1.38)	2.17	.06	1.09
Total from Investment Operations	.51	(1.58)	1.88	(.07)	1.12
Distributions:
Dividends from net investment income	(.05)	-	-	(.04)	(.02)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.05)	(2.74)	-	(.37)	(.02)
Net asset value, end of period	12.64	12.18	16.50	14.62	15.06
Total Return (%)[b]	4.20	(11.44)	12.93	(.50)	8.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.58	2.48	2.36	2.33	2.29
Ratio of net expenses to average net assets[c]	2.15	2.15	2.17	2.19	2.19
Ratio of net investment income (loss) to average net assets	2.40	(1.51)	(1.87)	(.87)	.22
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	3,135	7,899	16,334	22,548	31,771

a Based on average shares outstanding.

b Exclusive of sales charge.

c Reflected is the waiver of the Subsidiary management fee.

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Financial Highlights (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.02	18.54	16.26	16.71	15.51
Investment Operations:
Net investment income (loss)[a]	.49	(.08)	(.15)	.02	.19
Net realized and unrealized gain (loss) on investments	.24	(1.58)	2.43	.08	1.20
Total from Investment Operations	.73	(1.66)	2.28	.10	1.39
Distributions:
Dividends from net investment income	(.22)	(.12)	-	(.22)	(.19)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.22)	(2.86)	-	(.55)	(.19)
Net asset value, end of period	14.53	14.02	18.54	16.26	16.71
Total Return (%)	5.26	(10.53)	14.02	.53	9.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.46	1.34	1.31	1.29
Ratio of net expenses to average net assets[b]	1.15	1.15	1.17	1.19	1.19
Ratio of net investment income (loss) to average net assets	3.41	(.51)	(.88)	.13	1.20
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	72,438	91,928	141,384	169,485	324,848

a Based on average shares outstanding.

b Reflected is the waiver of the Subsidiary management fee.

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.99	18.50	16.23	16.69	15.53
Investment Operations:
Net investment income (loss)[a]	.49	(.08)	(.15)	.03	.20
Net realized and unrealized gain (loss) on investments	.23	(1.57)	2.42	.07	1.19
Total from Investment Operations	.72	(1.65)	2.27	.10	1.39
Distributions:
Dividends from net investment income	(.22)	(.12)	-	(.23)	(.23)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.22)	(2.86)	-	(.56)	(.23)
Net asset value, end of period	14.49	13.99	18.50	16.23	16.69
Total Return (%)	5.20	(10.54)	14.05	.54	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.46	1.35	1.26	1.22	1.22
Ratio of net expenses to average net assets[b]	1.15	1.15	1.17	1.17	1.15
Ratio of net investment income (loss) to average net assets	3.40	(.51)	(.86)	.18	1.25
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	1,543	28,268	121,851	239,102	564,884

a Based on average shares outstanding.

b Reflected is the waiver of the Subsidiary management fee.

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APPENDIX

Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Ameriprise Financial

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

● shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

● shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

● shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

* * * * * * * *

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

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Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder's aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

● Letter of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

● shares purchased in an Edward Jones fee-based program

● shares purchased through reinvestment of dividends and capital gains distributions of the fund

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

● shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus

● exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

● purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

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● purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund's CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

● redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

● shares exchanged in an Edward Jones fee-based program

● shares acquired through a Right of Reinstatement (as defined above)

● shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones' minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

● Initial purchase minimum: $250

● Subsequent purchase minimum: none

Minimum Balances

●  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

● At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

* * * * * * * *

Janney Montgomery Scott LLC (Janney)

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (Janney) brokerage account are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary.  In all instances, it is the shareholder's responsibility to inform Janney at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Janney. Shares of funds in the BNY Mellon

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Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the letter of intent calculation only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans and deferred benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP-IRAs, SARSEPs, SIMPLE IRAs or Keogh plans

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC waivers on Class A and C shares purchased through a Janney brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through a Janney brokerage account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Janney fees, but only if the redemption is initiated by Janney

● shares acquired through a Right of Reinstatement (as defined above)

● exchanges of shares for shares of the same class of a different fund, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

J.P. Morgan Securities LLC

Shareholders purchasing fund shares through a J.P. Morgan Securities LLC brokerage account that makes funds with front-end sales charges available for purchase are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform J.P. Morgan Securities LLC at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

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● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

● Letters of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds through J.P. Morgan Securities LLC over a 13-month period of time. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's policies and procedures

● shares purchased by qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts

● shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts

● shares purchased through a right of reinstatement, as described in this prospectus (Right of Reinstatement)

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouses or financial dependents

CDSC waivers on Class A and C shares purchased through a J.P. Morgan Securities LLC brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an applicable J.P. Morgan Securities LLC brokerage account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made as part of a systematic withdrawal plan as described in this prospectus

● redemptions of shares purchased in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in this prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

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Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● shares purchased through a Merrill investment advisory program

● brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

● shares purchased through the Merrill Edge Self-Directed platform

● shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

● shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

● shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

● shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund's officers or trustees)

● shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

● shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))

● shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

● shares sold due to return of excess contributions from an IRA account

● shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

● front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

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Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

● Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

● Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

● Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

* * * * * * * *

Morgan Stanley Wealth Management

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

● shares purchased through a Morgan Stanley self-directed brokerage account

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

● shares purchased from the proceeds of redemptions from a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

* * * * * * * *

Oppenheimer & Co. Inc. (OPCO)

Front-end sales charge reductions on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at OPCO.  Shares of funds in the BNY Mellon Family of Funds not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

● Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount

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specified in the letter of intent.  The sales charge will be adjusted if you do not meet your goal.  By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period.  See "Additional Information About Shareholder Services" in the SAI.

Front-end sales charge waivers on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

● shares purchased by or through a 529 plan

● shares purchased through an OPCO affiliated investment advisory program

● shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● a shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

● shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

● board members of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares purchased through an OPCO platform or account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an OPCO platform or account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay OPCO fees, but only if the redemption is initiated by OPCO

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James)

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the BNY

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Mellon Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts based on anticipated purchases within the BNY Mellon Family of Funds over a 13-month time period. Shares of funds in the BNY Mellon Family of Funds not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through a Raymond James investment advisory program

● shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund

● shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

● redemptions made within one year of death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

● shares acquired through a Right of Reinstatement (as defined above)

● exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Robert W. Baird & Co. (Baird)

Front-end sales charge reductions on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Baird.  Shares of funds in the BNY Mellon

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Family of Funds not held in Baird accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period of time.

Front-end sales charge waivers on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Baird's policies and procedures

CDSC waivers on Class A shares purchased through a Baird platform or account

The fund's CDSC on Class A shares may be waived for shares purchased through a Baird platform or account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Baird fees, but only if the redemption is initiated by Baird

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Stifel, Nicolaus & Co, Incorporated (Stifel)

Front-end sales charge waivers on Class A shares purchased through Stifel

Shareholders purchasing Class A shares of the fund through a Stifel platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Stifel's policies and procedures.

A-10

NOTES

A-11

For More Information

BNY Mellon Dynamic Total Return Fund
A series of BNY Mellon Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report

The fund's annual and semi-annual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semi-annual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

The fund generally discloses, at www.im.bnymellon.com, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  The fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

BNY Mellon Family of Funds: www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2024 BNY Mellon Securities Corporation 6140P0324

BNY Mellon Global Dynamic Bond Income Fund

Prospectus | March 1, 2024

Class Ticker

A DGDAX
C DGDCX
I DGDIX
Y DGDYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	7
Investment Risks	9
Management	12
Shareholder Guide

Choosing a Share Class	15
Buying and Selling Shares	19
General Policies	22
Distributions and Taxes	24
Services for Fund Investors	24
Financial Highlights

Financial Highlights	27
Appendix

Appendix	A- 1
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of income and capital appreciation).
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 15 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.40	.40	.40	.40
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	.45	.70	.34	.28
Total other expenses	.70	.95	.34	.28
Acquired fund fees and expenses**	.01	.01	.01	.01
Total annual fund operating expenses	1.11	2.11	.75	.69
Fee waiver and/or expense reimbursement***	(.05)	(.30)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.06	1.81	.75	.69

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investments in other investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of total expenses to average net assets in the Financial Highlights tables.

*** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80%. On or after March 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time. Because "acquired fund fees and expenses" are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses,

1

which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$553	$782	$1,029	$1,737
Class C (with redemption at end of period)	$284	$632	$1,106	$2,418
Class C (without redemption at end of period)	$184	$632	$1,106	$2,418
Class I (with or without redemption at end of period)	$77	$240	$417	$930
Class Y (with or without redemption at end of period)	$70	$221	$384	$859

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 123.10% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce positive returns across economic cycles. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

The fund's investments are focused globally among the developed and emerging capital markets of the world. The fund's sub-adviser, Newton Investment Management Limited, an affiliate of BNY Mellon Investment Adviser, Inc., employs a dynamic approach in allocating the fund's assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging market sovereign debt, investment grade and high yield ("junk") corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund's sub-adviser has considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging market sovereign debt, and investment grade and high yield corporate instruments. The fund generally will sell investments when themes change or when the sub-adviser determines that a particular fixed-income asset class or sector is no longer considered attractive in absolute terms, or the issuer's prospects have changed.

The fund may invest in bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest.  Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund may use, to a significant degree, derivative instruments in connection with its investment strategy, including as a substitute for investing directly in bonds and currencies, to increase returns, to manage credit, interest rate or currency risk, or to manage the effective maturity or duration of the fund's portfolio. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts and swap agreements.

2

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies.

3

Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.

● Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

4

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. More recent performance information may be available at www.im.bnymellon.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A

During the periods shown in the chart: Best Quarter Q2, 2020: 5.35% Worst Quarter Q1, 2022: -6.97%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/23)
Class	1 Year	5 Years	10 Years
Class A returns before taxes	-0.49%	0.43%	1.02%
Class A returns after taxes on distributions	-0.72%	-1.07%	-0.33%
Class A returns after taxes on distributions and sale of fund shares	-0.29%	-0.26%	0.22%
Class C returns before taxes	2.26%	0.56%	0.71%
Class I returns before taxes	4.44%	1.61%	1.74%
Class Y returns before taxes	4.43%	1.71%	1.80%
FTSE One-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes	5.13%	1.84%	1.21%
USD 30-day Compounded SOFR reflects no deductions for fees, expenses or taxes	4.96%	1.81%	N/A*

* The first value date of the Secured Overnight Financing Rate (SOFR) was published April 2, 2018.

Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-adviser.

Ella Hoxha, Howard Cunningham and Parmeshwar Chadha are the fund's primary portfolio managers. Ms. Hoxha and Mr. Chadha have been primary portfolio managers of the fund since December 2023 and December 2016, respectively. Mr. Cunningham has been a primary portfolio manager of the fund since the fund's inception in 2011. Ms. Hoxha is head of the fixed-income team at NIM. Mr. Cunningham is a credit analyst and investment manager and serves as head of credit at NIM. Mr. Chadha is a fixed income fund manager and the lead manager on all of NIM's high yield positions, as well as a member of NIM's bond/FX and credit strategy group.

5

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.im.bnymellon.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

6

Fund Details

Goal and Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce positive returns across economic cycles. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund. The Secured Overnight Financing Rate (SOFR) is calculated as a volume-weighted median of transaction-level tri-party repurchase data and data on bilateral Treasury repurchase transactions collected from a variety of sources including tri-party repurchase data collected from The Bank of New York Mellon.

The fund's investments are focused globally among the developed and emerging capital markets of the world. The fund's sub-adviser, Newton Investment Management Limited, employs a dynamic approach in allocating the fund's assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies. The fund obtains investment exposure to these fixed-income asset classes and currencies by investing in securities and through derivative instruments. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund's sub-adviser has considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging market sovereign debt, and investment grade and high yield corporate instruments. The sub-adviser also assesses and manages the overall risk profile of the fund's portfolio. The fund generally will sell investments when themes change or when the sub-adviser determines that a particular fixed-income asset class or sector is no longer considered attractive in absolute terms, or the issuer's prospects have changed.

The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves. The fund's portfolio will not have the same characteristics as its broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. The fund's broad-based securities index is used to comply with requirements that the fund's performance be compared to a broad measure of market performance.

The fund may invest in the securities of issuers of any market capitalization and securities of any credit quality, maturity or duration. Certain emerging market countries in which the fund may invest have sovereign ratings that are below investment grade or are unrated. Moreover, the corporate debt securities in which the fund may invest may be rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the sub-adviser. The emerging market countries in which the fund may invest currently include those countries listed in the ICE BofA BBB & Lower Sovereign External Debt Index. The fund may invest in securities denominated in the local currency of issue or those denominated in U. S. dollars, Euros, Sterling or other hard currencies.

The fund's sub-adviser combines a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within fixed-income asset classes and currencies. In choosing investments, the sub-adviser considers: key trends in global economic variables, such as gross domestic product, monetary and fiscal policies, trade and current account balances, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. In constructing the fund's portfolio, the sub-adviser

7

looks for what it considers to be the best opportunities in the global fixed-income and currency markets at any given time.

As part of its investment research process, the fund's sub-adviser typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, the sub-adviser does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments. The sub-adviser's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and/or operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and the sub-adviser's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment. Although the ESG review is typically a part of the sub-adviser's stock selection process, it is not a principal investment strategy for the fund, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will make a particular investment. When the sub-adviser makes investment decisions for the fund, ESG considerations are a component of the factors set out above and the sub-adviser will not make investment decisions for the fund that are based solely on ESG considerations.

Securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging. Currency exposures may be selectively hedged through the use of currency spot transactions, forward contracts and swap agreements to seek to provide protection from currency losses. In addition, the sub-adviser may use these currency instruments in seeking to increase the fund's returns.

The fund may invest in bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest.  Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.  Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund may use, to a significant degree, derivative instruments in connection with its investment strategy, including as a substitute for investing directly in bonds and currencies, to increase returns, to manage credit, interest rate or currency risk, or to manage the effective maturity or duration of the fund's portfolio. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts and swap agreements. To the extent such derivative instruments have similar economic characteristics to bonds and other instruments as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, index or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future

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date at a price set at the time of the contract. The fund also may enter into swap agreements, which can be used to transfer the rights to one set of financial assets or liabilities in exchange for another set. The financial assets may be cash flows, currencies, returns, or other items of a financial nature. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security).

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious disease, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain financial instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the

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market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

● Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, structured notes, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be

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sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

● Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S.

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government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

● Management risk. The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

● ESG considerations risk.  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the fund making different investments than funds that do not incorporate ESG considerations into their investment research processes. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market. NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and, for certain companies, such data may not be available, complete or accurate. NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● European issuer risk. Decreasing imports or exports, changes in governmental or European Union (EU) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Unforeseen geopolitical events, such as Russia's large-scale invasion of Ukraine in February 2022, have dramatically affected markets and prospects world-wide. The extent and duration of this military action, resulting sanctions and resulting future market disruptions are impossible to predict, but should be expected to be significant. The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as "Brexit"), which, together with other geopolitical developments could have a negative impact on both the UK's economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $341 billion in 105 mutual fund portfolios. For the

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past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of .40% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semi-annual report for the six-month period ended April 30, 2023. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $47.8 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited, to serve as the fund's sub-adviser. NIM, located at 160 Queen Victoria Street, London, EC4V 4LA, England, provides investment advisory assistance and research and the day-to-day management of the fund's investments, subject to BNYM Investment Adviser's supervision and approval. NIM was formed in 1978 and as of December 31, 2023, NIM had approximately $45.8 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and NIM is available in the fund's semi-annual report for the six-month period ended April 30, 2023.

NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNYM Investment Adviser. NIMNA is also an affiliate of BNYM Investment Adviser. NIMNA is an indirect wholly owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2023, NIMNA had approximately $59.9 billion in assets under management. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIM and NIMNA is available in the fund's semi-annual report for the six-month period ended April 30, 2023.

Ella Hoxha, Howard Cunningham and Parmeshwar Chadha are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Ms. Hoxha and Mr. Chadha have been primary portfolio managers of the fund since December 2023 and December 2016, respectively. Mr. Cunningham has been a primary portfolio manager of the fund since the fund's inception in 2011. Ms. Hoxha is head of the fixed-income team at NIM and has been employed at NIM since July 2023. Prior to joining NIM, Ms. Hoxha was a senior investment manager at Pictet Asset Management from December 2018 until July 2023. Mr. Cunningham is a credit analyst and investment manager and serves as head of credit group at NIM, where he has been employed since 2000. Mr. Chadha is a fixed income fund manager and the lead manager on all of NIM's high yield positions, as well as a member of NIM's bond/FX and credit strategy group. Mr. Chadha has been employed at NIM since 2006.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to

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sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, NIM, NIMNA and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.im.bnymellon.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

● plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

● qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

*No front-end sales load applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through certain financial intermediaries are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are described in the Appendix to this prospectus.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, you can reduce your initial sales charge in the following ways:

● Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

● Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

● Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus:

● full-time or part-time employees, and their spouses or domestic partners and minor children, of BNYM Investment Adviser or any of its affiliates

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● board members of BNYM Investment Adviser and board members of the BNY Mellon Family of Funds, and their spouses or domestic partners and minor children

● full-time employees, and their spouses and minor children, of financial intermediaries

● "wrap" accounts for the benefit of clients of financial intermediaries

● investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

● Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

● shareholders in IRA rollover accounts sponsored by BNYM Investment Adviser or its affiliates funded with the distribution proceeds from Retirement Plans. Upon establishing the IRA rollover account sponsored by BNYM Investment Adviser or its affiliates in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the eight-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

● investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a fund managed by BNYM Investment Adviser since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

● qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

● bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

● institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

● law firms or attorneys acting as trustees or executors/administrators

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● foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

● sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

● advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

● certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and are not eligible to purchase Class Y shares

● U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

● unaffiliated investment companies approved by the fund's distributor

● clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund's distributor. An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, except as otherwise provided below, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

● institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

● Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund

● certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and make an initial investment in Class Y shares of the fund of at least $1 million

● certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, BNYM Investment Adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Investors holding Class Y shares who, in the opinion of BNYM Investment Adviser, do not meet the eligibility requirements for the purchase of Class Y shares will be asked to verify their eligibility or instruct the fund to convert their Class Y shares to a class of fund shares for which they are eligible to purchase. If after 30 days such an investor has not verified eligibility or provided instructions to convert their shares to another class of fund shares, their Class Y shares will be converted to Class A shares of the fund, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge. BNYM Investment Adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares. Notwithstanding the foregoing, the fund's distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

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Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

● No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

● No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

● To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, in the following cases:

● exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

● redemptions made within one year of death or disability of the shareholder

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

● redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

Buying and Selling Shares

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. You may buy, exchange or redeem shares at their NAV next calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, adjusted for any applicable sales charge. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by BNYM Investment Adviser, as the fund's Valuation Designee, using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce

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arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide – General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The BNY Mellon Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The BNY Mellon Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 534442
Pittsburgh, Pennsylvania 15253-4442

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.im.bnymellon.com to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Retirement Plans or IRAs (other than Coverdell Education Savings Accounts) sponsored by BNYM Investment Adviser or its affiliates is $750, with no minimum subsequent investment. The minimum initial investment for Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any

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certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

● if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

● the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

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BNY Mellon Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 534442

Pittsburgh, Pennsylvania 15253-4442

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

● amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

● requests to send the proceeds to a different payee or address

● amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.im.bnymellon.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY Mellon representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.im.bnymellon.com or through the Express voice-activated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

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● refuse any purchase or exchange request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

● change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

● change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of the foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

23

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends quarterly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local tax (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

24

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-373-9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Retirement Plans and IRAs sponsored by BNYM Investment Adviser or its affiliates) into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. You can request your exchange by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Except as otherwise disclosed in this prospectus, shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your

25

fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access System

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system. You may also be able to purchase fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system. Certain requests require the services of a representative.

26

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.51	12.29	12.35	12.48	12.04
Investment Operations:
Net investment income[a]	.42	.33	.26	.25	.29
Net realized and unrealized gain (loss) on investments	(.07)	(1.72)	(.05)	.09	.70
Total from Investment Operations	.35	(1.39)	.21	.34	.99
Distributions:
Dividends from net investment income	(.84)	(.23)	(.27)	(.47)	(.55)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.84)	(.39)	(.27)	(.47)	(.55)
Net asset value, end of period	10.02	10.51	12.29	12.35	12.48
Total Return (%)[b]	3.42	(11.66)	1.71	2.77	8.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	7.95[c]	6.80[c]	4.86	1.07
Ratio of net expenses to average net assets	1.05[c]	1.05[c]	1.05[c]	1.00	.75
Ratio of net investment income to average net assets	4.20[c]	2.92[c]	2.11[c]	2.03	2.42
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	3,783	3,871	4,393	5,703	1,900

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.32	12.07	12.18	12.30	11.86
Investment Operations:
Net investment income[a]	.34	.24	.17	.19	.25
Net realized and unrealized gain (loss) on investments	(.07)	(1.69)	(.06)	.06	.64
Total from Investment Operations	.27	(1.45)	.11	.25	.89
Distributions:
Dividends from net investment income	(.79)	(.14)	(.22)	(.37)	(.45)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.79)	(.30)	(.22)	(.37)	(.45)
Net asset value, end of period	9.80	10.32	12.07	12.18	12.30
Total Return (%)[b]	2.68	(12.39)	.91	2.06	7.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[c]	1.92[c]	1.84[c]	1.81	1.85
Ratio of net expenses to average net assets	1.80[c]	1.80[c]	1.80[c]	1.70	1.50
Ratio of net investment income to average net assets	3.45[c]	2.18[c]	1.36[c]	1.59	2.11
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	89	124	193	273	313

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

27

Financial Highlights (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.57	12.36	12.41	12.53	12.09
Investment Operations:
Net investment income[a]	.47	.37	.29	.24	.32
Net realized and unrealized gain (loss) on investments	(.08)	(1.74)	(.05)	.13	.71
Total from Investment Operations	.39	(1.37)	.24	.37	1.03
Distributions:
Dividends from net investment income	(.85)	(.26)	(.29)	(.49)	(.59)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.85)	(.42)	(.29)	(.49)	(.59)
Net asset value, end of period	10.11	10.57	12.36	12.41	12.53
Total Return (%)	3.70	(11.45)	1.96	3.06	8.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[b]	.85[b]	.81[b]	.70	.78
Ratio of net expenses to average net assets	.74[b]	.80[b]	.80[b]	.64	.50
Ratio of net investment income to average net assets	4.51[b]	3.17[b]	2.35[b]	2.01	2.63
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	16,884	24,673	45,868	27,500	9,827

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.59	12.38	12.42	12.53	12.09
Investment Operations:
Net investment income[a]	.47	.38	.32	.33	.37
Net realized and unrealized gain (loss) on investments	(.08)	(1.73)	(.06)	.05	.66
Total from Investment Operations	.39	(1.35)	.26	.38	1.03
Distributions:
Dividends from net investment income	(.85)	(.28)	(.30)	(.49)	(.59)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.85)	(.44)	(.30)	(.49)	(.59)
Net asset value, end of period	10.13	10.59	12.38	12.42	12.53
Total Return (%)	3.76	(11.30)	2.18	3.07	8.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[b]	.62[b]	.62[b]	.62	.68
Ratio of net expenses to average net assets	.68[b]	.62[b]	.62[b]	.58	.50
Ratio of net investment income to average net assets	4.57[b]	3.36[b]	2.55[b]	2.65	3.00
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	97,683	85,259	94,946	104,358	106,649

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

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APPENDIX

Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Ameriprise Financial

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

● shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

● shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

● shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

* * * * * * * *

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

A-1

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder's aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

● Letter of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

● shares purchased in an Edward Jones fee-based program

● shares purchased through reinvestment of dividends and capital gains distributions of the fund

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

● shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus

● exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

● purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

A-2

● purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund's CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

● redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

● shares exchanged in an Edward Jones fee-based program

● shares acquired through a Right of Reinstatement (as defined above)

● shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones' minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

● Initial purchase minimum: $250

● Subsequent purchase minimum: none

Minimum Balances

●  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

● At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

* * * * * * * *

Janney Montgomery Scott LLC (Janney)

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (Janney) brokerage account are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary.  In all instances, it is the shareholder's responsibility to inform Janney at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Janney. Shares of funds in the BNY Mellon

A-3

Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the letter of intent calculation only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans and deferred benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP-IRAs, SARSEPs, SIMPLE IRAs or Keogh plans

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC waivers on Class A and C shares purchased through a Janney brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through a Janney brokerage account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Janney fees, but only if the redemption is initiated by Janney

● shares acquired through a Right of Reinstatement (as defined above)

● exchanges of shares for shares of the same class of a different fund, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

J.P. Morgan Securities LLC

Shareholders purchasing fund shares through a J.P. Morgan Securities LLC brokerage account that makes funds with front-end sales charges available for purchase are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform J.P. Morgan Securities LLC at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

A-4

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

● Letters of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds through J.P. Morgan Securities LLC over a 13-month period of time. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's policies and procedures

● shares purchased by qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts

● shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts

● shares purchased through a right of reinstatement, as described in this prospectus (Right of Reinstatement)

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouses or financial dependents

CDSC waivers on Class A and C shares purchased through a J.P. Morgan Securities LLC brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an applicable J.P. Morgan Securities LLC brokerage account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made as part of a systematic withdrawal plan as described in this prospectus

● redemptions of shares purchased in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in this prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

A-5

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● shares purchased through a Merrill investment advisory program

● brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

● shares purchased through the Merrill Edge Self-Directed platform

● shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

● shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

● shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

● shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund's officers or trustees)

● shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

● shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))

● shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

● shares sold due to return of excess contributions from an IRA account

● shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

● front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

A-6

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

● Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

● Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

● Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

* * * * * * * *

Morgan Stanley Wealth Management

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

● shares purchased through a Morgan Stanley self-directed brokerage account

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

● shares purchased from the proceeds of redemptions from a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

* * * * * * * *

Oppenheimer & Co. Inc. (OPCO)

Front-end sales charge reductions on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at OPCO.  Shares of funds in the BNY Mellon Family of Funds not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

● Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount

A-7

specified in the letter of intent.  The sales charge will be adjusted if you do not meet your goal.  By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period.  See "Additional Information About Shareholder Services" in the SAI.

Front-end sales charge waivers on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

● shares purchased by or through a 529 plan

● shares purchased through an OPCO affiliated investment advisory program

● shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● a shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

● shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

● board members of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares purchased through an OPCO platform or account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an OPCO platform or account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay OPCO fees, but only if the redemption is initiated by OPCO

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James)

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the BNY

A-8

Mellon Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts based on anticipated purchases within the BNY Mellon Family of Funds over a 13-month time period. Shares of funds in the BNY Mellon Family of Funds not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
● shares purchased through a Raymond James investment advisory program

● shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund

● shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

● redemptions made within one year of death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

● shares acquired through a Right of Reinstatement (as defined above)

● exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Robert W. Baird & Co. (Baird)

Front-end sales charge reductions on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Baird.  Shares of funds in the BNY Mellon

A-9

Family of Funds not held in Baird accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period of time.

Front-end sales charge waivers on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Baird's policies and procedures

CDSC waivers on Class A shares purchased through a Baird platform or account

The fund's CDSC on Class A shares may be waived for shares purchased through a Baird platform or account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Baird fees, but only if the redemption is initiated by Baird

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Stifel, Nicolaus & Co, Incorporated (Stifel)

Front-end sales charge waivers on Class A shares purchased through Stifel

Shareholders purchasing Class A shares of the fund through a Stifel platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Stifel's policies and procedures.

A-10

NOTES

A-11

NOTES

A-12

NOTES

A-13

For More Information

BNY Mellon Global Dynamic Bond Income Fund
A series of BNY Mellon Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report

The fund's annual and semi-annual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semi-annual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

The fund generally discloses, at www.im.bnymellon.com, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  The fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

BNY Mellon Family of Funds: www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2024 BNY Mellon Securities Corporation 6298P0324

BNY Mellon Global Real Return Fund

Prospectus | March 1, 2024

Class Ticker

A DRRAX
C DRRCX
I DRRIX
Y DRRYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	16
Shareholder Guide

Choosing a Share Class	19
Buying and Selling Shares	23
General Policies	26
Distributions and Taxes	28
Services for Fund Investors	28
Financial Highlights

Financial Highlights	31
Appendix

Appendix	A- 1
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 19 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Fees and expenses of the fund's subsidiary	.03	.03	.03	.03
Miscellaneous other expenses	.13	.16	.16	.06
Total other expenses	.41	.44	.19	.09
Acquired fund fees and expenses**	.07	.07	.07	.07
Total annual fund operating expenses	1.23	2.01	1.01	.91
Fee waiver and/or expense reimbursement***	(.03)	(.04)	(.04)	(.03)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.20	1.97	.97	.88

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investments in other investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of total expenses to average net assets in the Financial Highlights tables.

*** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc. by the subsidiary. In addition, BNY Mellon Investment Adviser, Inc. has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90%. On or after March 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time. Because "acquired fund fees and expenses" are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

1

The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the management fee waiver and expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$690	$940	$1,209	$1,976
Class C (with redemption at end of period)	$300	$627	$1,079	$2,334
Class C (without redemption at end of period)	$200	$627	$1,079	$2,334
Class I (with or without redemption at end of period)	$99	$318	$554	$1,233
Class Y (with or without redemption at end of period)	$90	$287	$501	$1,117

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 77.27% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments.

The fund's sub-adviser, Newton Investment Management Limited, an affiliate of BNY Mellon Investment Adviser, Inc., combines a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within asset classes. In choosing investments, the sub-adviser considers: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors determined to be attractive in absolute terms, the fund's sub-adviser seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invests in such companies across their capital structures. The fund generally will sell investments when themes change or when the sub-adviser determines that a particular market or sector is no longer considered attractive in absolute terms, a company's prospects have changed or the investment is fully valued by the market.

The fund's investments will be focused globally among the developed and emerging capital markets of the world. Under normal market conditions, the fund will invest a substantial portion of its assets in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than U.S. dollars, and derivatives which provide exposure to such issuers or foreign markets. The sub-adviser has considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach, although the fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed-income securities. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

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The fund may use, to a significant degree, derivative instruments as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts, swap agreements and structured notes.

The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The subsidiary has the same investment objective, investment adviser and sub-adviser as the fund.

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — USD 30-day Compounded Secured Overnight Financing Rate (SOFR) — or its designated broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns and you may lose money by investing in the fund.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

● Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's sub-adviser to allocate effectively the fund's assets among the global equities, bonds and cash, and other asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

● Correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

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● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

● Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

● Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund's investment in the subsidiary.

● Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.

● Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can

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decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. The fund's failure to qualify as a RIC would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of USD 1-Month LIBOR and USD 30-day Compounded SOFR, two benchmarks for short-term interest rates, and to the returns of the FTSE One-Month U.S. Treasury Bill Index, a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily

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an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. More recent performance information may be available at www.im.bnymellon.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A

During the periods shown in the chart: Best Quarter Q2, 2020: 8.44% Worst Quarter Q1, 2020: -9.29%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/23)
Class	1 Year	5 Years	10 Years
Class A returns before taxes	-3.50%	2.83%	2.51%
Class A returns after taxes on distributions	-3.50%	1.84%	1.50%
Class A returns after taxes on distributions and sale of fund shares	-2.07%	1.84%	1.58%
Class C returns before taxes	0.63%	3.25%	2.34%
Class I returns before taxes	2.69%	4.28%	3.37%
Class Y returns before taxes	2.75%	4.37%	3.45%
USD 30-day Compounded SOFR reflects no deductions for fees, expenses or taxes	4.96%	1.81%	N/A*
USD 1-Month LIBOR/USD 30-day Compounded SOFR (linked) reflects no deductions for fees, expenses or taxes**	4.96%	1.81%	1.30%
FTSE One-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes	5.13%	1.84%	1.21%

* The first value date of the Secured Overnight Financing Rate (SOFR) was published April 2, 2018.

** Links USD 1-Month LIBOR through November 1, 2021 (when the fund's performance baseline benchmark changed) and USD 30-day Compounded SOFR thereafter.

Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-adviser.

Aron Pataki and Andrew Warwick are the fund's primary portfolio managers, positions they have held since December 2015 and January 2019, respectively. Messrs. Pataki and Warwick are global investment managers and members of the real return team at NIM.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.im.bnymellon.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to

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sell shares to BNY Mellon Institutional Department, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments. The fund's investments will be focused globally among the developed and emerging capital markets of the world. Under normal market conditions, the fund will invest a substantial portion of its assets in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than U.S. dollars, and derivatives which provide exposure to such issuers or foreign markets. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's commodity-related investments may include, but are not limited to, those providing investment exposure to precious metals, natural resources or agricultural products.

The fund's sub-adviser, Newton Investment Management Limited, an affiliate of BNY Mellon Investment Adviser, Inc., combines a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within asset classes. In choosing investments, the sub-adviser considers: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors determined to be attractive in absolute terms, the fund's sub-adviser seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invests in such companies across their capital structures.

The sub-adviser has considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach, although the fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed-income securities. Subject to such requirements, the fund is not otherwise limited in its ability to use derivative instruments. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The sub-adviser also assesses and manages the overall risk profile of the fund's portfolio. The fund generally will sell investments when themes change or when the sub-adviser determines that a particular market or sector is no longer considered attractive in absolute terms, a company's prospects have changed or the investment is fully valued by the market.

As part of its investment research process, the fund's sub-adviser typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, the sub-adviser does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments. The sub-adviser's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its

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policies and/or operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and the sub-adviser's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment. Although the ESG review is typically a part of the sub-adviser's investment selection process, it is not a principal investment strategy, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will make a particular investment. When the sub-adviser makes investment decisions for the fund, ESG considerations are a component of the factors set out above and the sub-adviser will not make investment decisions for the fund that are based solely on ESG considerations.

The equity portion of the fund's portfolio is invested principally in common stocks, but its equity investments may include preferred stocks, convertible securities and warrants; depositary receipts, such as American Depositary Receipts and Global Depositary Receipts, which are securities that represent indirect ownership interests in the publicly-traded securities of non-U.S. issuers; participatory notes issued by banks, broker/dealers and other financial institutions, which are designed to replicate, or otherwise provide exposure to, the performance of certain issuers and markets; and securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The fund's fixed-income investments may include: bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, eurodollar and Yankee dollar instruments, municipal obligations, inflation-adjusted securities and money market instruments. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund typically invests in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by the sub-adviser, but may invest selectively in securities rated below investment grade or the unrated equivalent as determined by the sub-adviser ("high yield" or "junk" bonds) at the time of purchase. The fund may gain exposure to equity or fixed-income securities by investing in pooled investment vehicles, such as open-end and closed-end U.S. registered investment companies and exchange-traded funds (ETFs) and investment trusts which are similar to closed-end investment companies whose shares typically are traded on a foreign exchange. Exposure to alternative strategies generally will be through the purchase of listed securities, and the fund also may invest in ETFs, which may or may not be registered under the Investment Company Act of 1940, as amended (1940 Act), to provide exposure to certain other asset classes. Securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging. Currency exposures may be selectively hedged through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, the sub-adviser may use these currency instruments in seeking to increase the fund's returns.

The fund may use, to a significant degree, derivative instruments as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts, swap agreements and structured notes. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, index or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Swap agreements are contracts or agreements pursuant to which parties exchange the rights to one set of financial assets or liabilities in exchange for another set. The financial assets may be cash flows, currencies, returns, or other items of a financial nature. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index, security or commodity).

The fund also may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The subsidiary has the same investment objective, investment adviser and sub-adviser as the fund. The subsidiary principally invests directly in commodity-related instruments, including futures and options contracts and swap agreements that provide exposure to the commodity markets and pooled investment vehicles that invest in commodities. The subsidiary

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also may invest in other instruments, including those serving as margin or collateral for its derivatives positions. With respect to its investments, the subsidiary is generally subject to the same principal investment restrictions and limitations as the fund, except that the subsidiary may invest without limitation in commodity-related instruments. The subsidiary also is subject to the fund's compliance program, to the extent the fund's policies and procedures apply to its investments and operations. The fund and the subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the fund. Neither the fund nor the subsidiary invests directly in physical commodities. The fund may invest up to 25% of its total assets in the subsidiary and any other investment that provides exposure to commodities.

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — USD 30-day Compounded SOFR — or its designated broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns and you may lose money by investing in the fund. The SOFR is calculated as a volume-weighted median of transaction-level tri-party repurchase data and data on bilateral Treasury repurchase transactions collected from a variety of sources including tri-party repurchase data collected from The Bank of New York Mellon.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious disease, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain financial instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's sub-adviser to allocate effectively the fund's assets among the global equities, bonds and cash, and other asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

● Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

● Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

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● Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the prospectus. The subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act. The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser. Changes in the laws of the United States and/or the Cayman Islands could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the fund would be adversely affected.

● Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, structured notes, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

● Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause

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the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Tax risk. As a RIC, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The fund intends to take the position that income and gains from its investments in the subsidiary and certain commodity-linked structured notes will constitute "qualifying income." The fund has not sought a legal opinion on this position, although the Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with

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respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. If the fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

● Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest

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debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

● Mortgage-related securities risk. Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

● Asset-backed securities risk. Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

● Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

● Pooled investment vehicles risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies or investment trusts, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not

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develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

● ESG considerations risk.  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the fund making different investments than funds that do not incorporate ESG considerations into their investment research processes. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market. NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and, for certain companies, such data may not be available, complete or accurate. NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $341 billion in 105 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of .75% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semi-annual report for the six-month period ended April 30, 2023. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $47.8 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited, to serve as the fund's sub-adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, provides investment advisory assistance and research and the day-to-day management of the fund's investments, subject to BNYM Investment Adviser's supervision and approval. NIM was formed in 1978 and as of December 31, 2023, NIM had approximately $45.8 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser. A discussion regarding the basis for the board's approving the sub-investment

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advisory agreement between BNYM Investment Adviser and NIM is available in the fund's semi-annual report for the six-month period ended April 30, 2023.

NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNYM Investment Adviser. NIMNA is also an affiliate of BNYM Investment Adviser. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2023, NIMNA had approximately $59.9 billion in assets under management. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIM and NIMNA is available in the fund's semi-annual report for the six-month period ended April 30, 2023.

Aron Pataki and Andrew Warwick are the fund's primary portfolio managers, positions they have held since December 2015 and January 2019, respectively. The are jointly and primarily responsible for managing the fund's portfolio. Messrs. Pataki and Warwick are global investment managers and members of the real return team at NIM. Mr. Pataki joined NIM in 2006. Mr. Warwick joined NIM in July 2018.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

BNYM Investment Adviser also is the investment adviser for the subsidiary and has engaged NIM to serve as the subsidiary's sub-adviser. NIM, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the subsidiary's investments. In managing the subsidiary's portfolio, BNYM Investment Adviser and NIM are generally subject to the same investment management policies and restrictions that apply to the management of the fund, except that the subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets and pooled investment vehicles that invest in commodities. The subsidiary also will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund, to the extent the fund's policies and procedures apply to the subsidiary's investments and operations. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund's chief compliance officer oversees implementation of the subsidiary's policies and procedures and makes periodic reports to the fund's board regarding the subsidiary's compliance with its policies and procedures. The subsidiary's advisory contracts is subject to the same regulatory requirements applicable to the fund's contracts. The subsidiary has agreed to pay BNYM Investment Adviser a management fee at the annual rate of .75% of the value of the subsidiary's average daily net assets. BNYM Investment Adviser has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to BNYM Investment Adviser by the subsidiary. This undertaking may not be terminated unless BNYM Investment Adviser obtains the prior approval of the fund's board. The subsidiary, like the fund, also will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that it receives. The subsidiary's financial statements are consolidated with the fund's financial statements in the annual and semi-annual reports provided to shareholders.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This

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potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, NIM, NIMNA and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.im.bnymellon.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

● plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

● qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

* No front-end sales load applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through certain financial intermediaries are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are described in the Appendix to this prospectus.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, you can reduce your initial sales charge in the following ways:

● Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

● Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

● Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus:

● full-time or part-time employees, and their spouses or domestic partners and minor children, of BNYM Investment Adviser or any of its affiliates

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● board members of BNYM Investment Adviser and board members of the BNY Mellon Family of Funds, and their spouses or domestic partners and minor children

● full-time employees, and their spouses and minor children, of financial intermediaries

● "wrap" accounts for the benefit of clients of financial intermediaries

● investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

● Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

● shareholders in IRA rollover accounts sponsored by BNYM Investment Adviser or its affiliates funded with the distribution proceeds from Retirement Plans. Upon establishing the IRA rollover account sponsored by BNYM Investment Adviser or its affiliates in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the eight-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

● investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a fund managed by BNYM Investment Adviser since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

● qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

● bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

● institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

● law firms or attorneys acting as trustees or executors/administrators

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● foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

● sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

● advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

● certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and are not eligible to purchase Class Y shares

● U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

● unaffiliated investment companies approved by the fund's distributor

● clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund's distributor. An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, except as otherwise provided below, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

● institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

● Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund

● certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and make an initial investment in Class Y shares of the fund of at least $1 million

● certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, BNYM Investment Adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Investors holding Class Y shares who, in the opinion of BNYM Investment Adviser, do not meet the eligibility requirements for the purchase of Class Y shares will be asked to verify their eligibility or instruct the fund to convert their Class Y shares to a class of fund shares for which they are eligible to purchase. If after 30 days such an investor has not verified eligibility or provided instructions to convert their shares to another class of fund shares, their Class Y shares will be converted to Class A shares of the fund, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge. BNYM Investment Adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares. Notwithstanding the foregoing, the fund's distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

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Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

● No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

● No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

● To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, in the following cases:

● exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

● redemptions made within one year of death or disability of the shareholder

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

● redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

Buying and Selling Shares

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. You may buy, exchange or redeem shares at their NAV next calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, adjusted for any applicable sales charge. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. The fund's NAV is disclosed daily at www.im.bnymellon.com and also is available by calling 1-800-373-9387. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by BNYM Investment Adviser, as the fund's Valuation Designee, using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The subsidiary values its investments pursuant to the same pricing and valuation methodologies described above.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or

23

securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide – General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The BNY Mellon Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The BNY Mellon Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 534442
Pittsburgh, Pennsylvania 15253-4442

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.im.bnymellon.com to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Retirement Plans or IRAs (other than Coverdell Education Savings Accounts) sponsored by BNYM Investment Adviser or its affiliates is $750, with no minimum subsequent investment. The minimum initial investment for Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

● if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

● the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

25

BNY Mellon Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 534442

Pittsburgh, Pennsylvania 15253-4442

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

● amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

● requests to send the proceeds to a different payee or address

● amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.im.bnymellon.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY Mellon representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.im.bnymellon.com or through the Express voice-activated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

26

● refuse any purchase or exchange request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

● change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

● change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of the foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

27

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local tax (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different

28

restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-373-9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Retirement Plans and IRAs sponsored by BNYM Investment Adviser or its affiliates) into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. You can request your exchange by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Except as otherwise disclosed in this prospectus, shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

29

Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access System

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system. You may also be able to purchase fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system. Certain requests require the services of a representative.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.60	17.62	15.56	15.37	14.32
Investment Operations:
Net investment income[a]	.35	.13	.11	.17	.23
Net realized and unrealized gain (loss) on investments	(.82)	(1.89)	2.15	.35	1.29
Total from Investment Operations	(.47)	(1.76)	2.26	.52	1.52
Distributions:
Dividends from net investment income	(1.35)	(.26)	(.20)	(.33)	(.47)
Net asset value, end of period	13.78	15.60	17.62	15.56	15.37
Total Return (%)[b]	(3.39)	(10.16)	14.60	3.42	10.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.11[c]	1.15[c]	1.21	1.12
Ratio of net expenses to average net assets[d]	1.13[c]	1.09[c]	1.10[c]	1.12	1.11
Ratio of net investment income to average net assets	2.38[c]	.77[c]	.66[c]	1.11	1.59
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	34,135	67,259	73,055	40,929	35,843

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

d Reflected is the waiver of the Subsidiary management fee.

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.06	17.04	15.06	14.89	13.87
Investment Operations:
Net investment income (loss)[a]	.23	(.01)	(.02)	.05	.12
Net realized and unrealized gain (loss) on investments	(.78)	(1.83)	2.08	.33	1.26
Total from Investment Operations	(.55)	(1.84)	2.06	.38	1.38
Distributions:
Dividends from net investment income	(1.23)	(.14)	(.08)	(.21)	(.36)
Net asset value, end of period	13.28	15.06	17.04	15.06	14.89
Total Return (%)[b]	(4.17)	(10.84)	13.72	2.57	10.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[c]	1.89[c]	1.93[c]	1.99	1.91
Ratio of net expenses to average net assets[d]	1.90[c]	1.87[c]	1.88[c]	1.90	1.90
Ratio of net investment income (loss) to average net assets	1.61[c]	(.03)[c]	(.12)[c]	.34	.84
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	19,737	30,939	37,947	27,814	27,817

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

d Reflected is the waiver of the Subsidiary management fee.

31

Financial Highlights (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.67	17.69	15.62	15.42	14.36
Investment Operations:
Net investment income[a]	.38	.16	.15	.20	.27
Net realized and unrealized gain (loss) on investments	(.81)	(1.89)	2.15	.36	1.30
Total from Investment Operations	(.43)	(1.73)	2.30	.56	1.57
Distributions:
Dividends from net investment income	(1.40)	(.29)	(.23)	(.36)	(.51)
Net asset value, end of period	13.84	15.67	17.69	15.62	15.42
Total Return (%)	(3.17)	(9.97)	14.83	3.65	11.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[b]	.90[b]	.94[b]	1.00	.92
Ratio of net expenses to average net assets[c]	.90[b]	.88[b]	.89[b]	.90	.90
Ratio of net investment income to average net assets	2.60[b]	.97[b]	.86[b]	1.34	1.82
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	1,034,484	2,479,355	2,667,773	1,939,181	1,560,814

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

c Reflected is the waiver of the Subsidiary management fee.

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.70	17.73	15.64	15.45	14.39
Investment Operations:
Net investment income[a]	.40	.18	.17	.22	.29
Net realized and unrealized gain (loss) on investments	(.82)	(1.91)	2.16	.34	1.29
Total from Investment Operations	(.42)	(1.73)	2.33	.56	1.58
Distributions:
Dividends from net investment income	(1.41)	(.30)	(.24)	(.37)	(.52)
Net asset value, end of period	13.87	15.70	17.73	15.64	15.45
Total Return (%)	(3.12)	(9.87)	15.03	3.66	11.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[b]	.81[b]	.84[b]	.89	.81
Ratio of net expenses to average net assets[c]	.81[b]	.79[b]	.79[b]	.81	.80
Ratio of net investment income to average net assets	2.71[b]	1.07[b]	.97[b]	1.44	1.92
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	528,812	934,867	1,014,628	877,533	1,259,436

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

c Reflected is the waiver of the Subsidiary management fee.

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APPENDIX

Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Ameriprise Financial

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

● shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

● shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

● shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

* * * * * * * *

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

A-1

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder's aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

● Letter of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

● shares purchased in an Edward Jones fee-based program

● shares purchased through reinvestment of dividends and capital gains distributions of the fund

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

● shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus

● exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

● purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

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● purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund's CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

● redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

● shares exchanged in an Edward Jones fee-based program

● shares acquired through a Right of Reinstatement (as defined above)

● shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones' minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

● Initial purchase minimum: $250

● Subsequent purchase minimum: none

Minimum Balances

●  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

● At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

* * * * * * * *

Janney Montgomery Scott LLC (Janney)

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (Janney) brokerage account are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary.  In all instances, it is the shareholder's responsibility to inform Janney at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Janney. Shares of funds in the BNY Mellon

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Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the letter of intent calculation only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans and deferred benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP-IRAs, SARSEPs, SIMPLE IRAs or Keogh plans

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC waivers on Class A and C shares purchased through a Janney brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through a Janney brokerage account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Janney fees, but only if the redemption is initiated by Janney

● shares acquired through a Right of Reinstatement (as defined above)

● exchanges of shares for shares of the same class of a different fund, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

J.P. Morgan Securities LLC

Shareholders purchasing fund shares through a J.P. Morgan Securities LLC brokerage account that makes funds with front-end sales charges available for purchase are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform J.P. Morgan Securities LLC at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

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● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

● Letters of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds through J.P. Morgan Securities LLC over a 13-month period of time. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's policies and procedures

● shares purchased by qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts

● shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts

● shares purchased through a right of reinstatement, as described in this prospectus (Right of Reinstatement)

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouses or financial dependents

CDSC waivers on Class A and C shares purchased through a J.P. Morgan Securities LLC brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an applicable J.P. Morgan Securities LLC brokerage account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made as part of a systematic withdrawal plan as described in this prospectus

● redemptions of shares purchased in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in this prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

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Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● shares purchased through a Merrill investment advisory program

● brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

● shares purchased through the Merrill Edge Self-Directed platform

● shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

● shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

● shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

● shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund's officers or trustees)

● shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

● shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))

● shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

● shares sold due to return of excess contributions from an IRA account

● shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

● front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

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Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

● Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

● Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

● Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

* * * * * * * *

Morgan Stanley Wealth Management

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

● shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

● shares purchased through a Morgan Stanley self-directed brokerage account

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

● shares purchased from the proceeds of redemptions from a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

* * * * * * * *

Oppenheimer & Co. Inc. (OPCO)

Front-end sales charge reductions on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at OPCO.  Shares of funds in the BNY Mellon Family of Funds not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

● Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount

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specified in the letter of intent.  The sales charge will be adjusted if you do not meet your goal.  By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period.  See "Additional Information About Shareholder Services" in the SAI.

Front-end sales charge waivers on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

● shares purchased by or through a 529 plan

● shares purchased through an OPCO affiliated investment advisory program

● shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● a shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

● shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

● board members of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares purchased through an OPCO platform or account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an OPCO platform or account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay OPCO fees, but only if the redemption is initiated by OPCO

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James)

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the BNY

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Mellon Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts based on anticipated purchases within the BNY Mellon Family of Funds over a 13-month time period. Shares of funds in the BNY Mellon Family of Funds not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through a Raymond James investment advisory program

● shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund

● shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

● redemptions made within one year of death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

● shares acquired through a Right of Reinstatement (as defined above)

● exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Robert W. Baird & Co. (Baird)

Front-end sales charge reductions on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account can reduce their initial sales charge in the following ways:

● Transaction size breakpoints, as described in this prospectus.

● Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Baird.  Shares of funds in the BNY Mellon

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Family of Funds not held in Baird accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

● Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period of time.

Front-end sales charge waivers on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

● shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

● shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

● shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Baird's policies and procedures

CDSC waivers on Class A shares purchased through a Baird platform or account

The fund's CDSC on Class A shares may be waived for shares purchased through a Baird platform or account in the following cases:

● redemptions made upon the death or disability of the shareholder

● redemptions made through the Automatic Withdrawal Plan as described in this prospectus

● redemptions made in connection with a return of excess contributions from an IRA account

● redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● redemptions made to pay Baird fees, but only if the redemption is initiated by Baird

● shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Stifel, Nicolaus & Co, Incorporated (Stifel)

Front-end sales charge waivers on Class A shares purchased through Stifel

Shareholders purchasing Class A shares of the fund through a Stifel platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Stifel's policies and procedures.

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NOTES

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NOTES

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NOTES

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For More Information

BNY Mellon Global Real Return Fund
A series of BNY Mellon Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report

The fund's annual and semi-annual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semi-annual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

The fund generally discloses, at www.im.bnymellon.com, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  The fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

BNY Mellon Family of Funds: www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2024 BNY Mellon Securities Corporation 6278P0324

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2023, as revised or amended, January 18, 2024 and March 1, 2024

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.im.bnymellon.com or, for the money market funds, www.dreyfus.com, or call 1-800-373-9387 (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI and can be accessed by clicking on the applicable link in the "Fiscal Year End/Annual Report Date" column below. All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Advantage Funds, Inc.	BNYMAD
BNY Mellon Dynamic Total Return Fund	BNYMDTRF	Class A/AVGAX	October 31st	March 1st
Class C/AVGCX
Class I/AVGRX
Class Y/AVGYX
BNY Mellon Dynamic Value Fund	BNYMDVF	Class A/DAGVX	August 31st	December 29th
Class C/DCGVX
Class I/DRGVX
Class Y/DRGYX
BNY Mellon Global Dynamic Bond Income Fund	BNYMGDBIF	Class A/DGDAX	October 31st	March 1st
Class C/DGDCX
Class I/DGDIX
Class Y/DGDYX
BNY Mellon Global Real Return Fund	BNYMGRRF	Class A/DRRAX	October 31st	March 1st
Class C/DRRCX
Class I/DRRIX
Class Y/DRRYX
BNY Mellon Opportunistic Midcap Value Fund	BNYMOMVF	Class A/DMCVX	August 31st	December 29th
Class C/DVLCX
Class I/DVLIX
Class Y/DMCYX
BNY Mellon Opportunistic Small Cap Fund	BNYMOSCF	Investor/DSCVX	August 31st	December 29th
Class I/DOPIX
Class Y/DSCYX
BNY Mellon Technology Growth Fund	BNYMTGF	Class A/DTGRX	August 31st	December 29th
Class C/DTGCX
Class I/DGVRX
Class Y/DTEYX
BNY Mellon Appreciation Fund, Inc.	BNYMAF	Investor/DGAGX	December 31st	May 1st
Class I/DGIGX
Class Y/DGYGX

GRP2-SAI-0224

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Index Funds, Inc.	BNYMIF

BNY Mellon International Stock Index Fund	BNYMISIF	Investor/DIISX	October 31st	March 1st

Class I/DINIX

BNY Mellon S&P 500 Index Fund	BNYMS&P	PEOPX	October 31st	March 1st
BNY Mellon Smallcap Stock Index Fund	BNYMSSIF	Investor/DISSX	October 31st	March 1st

Class I/DISIX
BNY Mellon Investment Funds V, Inc.	BNYMIFV

BNY Mellon Developed Markets Real Estate Securities Fund	BNYMDMRESF	Class A/DRLAX	October 31st	March 1st
Class C/DGBCX
Class I/DRLIX
Class Y/DRLYX
BNY Mellon Diversified International Fund	BNYMDIF	Class A/DFPAX	October 31st	March 1st

Class C/DFPCF
Class I/DFPIX
Class Y/DDIFX

BNY Mellon Large Cap Equity Fund	BNYMLCEF	Class A/DLQAX	December 31st	May 1st
Class C/DEYCX
Class I/DLQIX
Class Y/DLACX
BNY Mellon Investment Funds VI	BNYMIFVI
BNY Mellon Balanced Opportunity Fund	BNYMBOF	Class A/DBOAX	November 30th	March 31st
Class C/DBOCX
Class I/DBORX
Class J/THPBX
Class Y/DBOYX
Class Z/DBOZX

BNY Mellon Midcap Index Fund, Inc.	BNYMMIF	Investor/PESPX	October 31st	March 1st

Class I/DMIDX
BNY Mellon New Jersey Municipal Bond Fund, Inc.	BNYMNJMBF	Class A/DRNJX	December 31st	May 1st
Class C/DCNJX
Class I/DNMIX
Class Y/DNJYX
Class Z/DZNJX
BNY Mellon New York AMT-Free Municipal Bond Fund	BNYMNYAFMBF	Class A/PSNYX	November 30th	November 20th
Class C/PNYCX
Class I/DNYIX
Class Y/DNYYX
Class Z/DNYAX
BNY Mellon Opportunistic Municipal Securities Fund	BNYMOMSF	Class A/PTEBX	April 30th	September 1st
Class C/DMBCX
Class I/DMBVX
Class Y/DMBYX
Class Z/DMBZX
BNY Mellon Research Growth Fund, Inc.	BNYMRGF	Class A/DWOAX	February 28(9)th	June 30th

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

Class C/DWOCX
Class I/DWOIX
Class Y/DRYQX
Class Z/DREQX
BNY Mellon Worldwide Growth Fund, Inc.	BNYMWGF	Class A/PGROX	October 31st	March 1st
Class C/PGRCX
Class I/DPWRX
Class Y/DPRIX
General Money Market Fund, Inc.	GMMF
Dreyfus Money Market Fund	DMMF	Wealth/GMMXX	November 30th	March 31st
Service/GMBXX
Premier/GMGXX
General Municipal Money Market Funds, Inc.	GMMMFI
Dreyfus National Municipal Money Market Fund	DNMMMF	Wealth/GTMXX	November 30th	March 31st
Service/GBMXX
Premier/GMHXX
General New York Municipal Money Market Fund	GNYMMMF
Dreyfus New York Municipal Money Market Fund	DNYMMMF	Wealth/GNMXX	November 30th	March 31st
Service/GNYXX
Premier/GNBXX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that, for funds with a fiscal year ended November 30th, December 31st or February 28(9)th, "last fiscal year" means the fiscal year immediately preceding the most recently completed fiscal year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Small Account Policies	III-2
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
TeleTransfer Privilege	III-2
Reopening an Account	III-3

Multi-Class Funds	III-3
All Other Funds and Share Classes	III-5
Information Relating to Purchase Orders (money market funds only)	III-5
Converting Shares	III-6
Taxpayer ID Number	III-6
Frequent Purchases and Exchanges (non-money market funds only)	III-6
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge—Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-8
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Computer Facilities	III-10
TeleTransfer Privilege	III-10
Reinvestment Privilege	III-10
Share Certificates; Medallion Signature Guarantees	III-10
Share Certificates	III-10
Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
Fund Liquidation (money market funds only)	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-12
Fund Exchanges	III-12
Class A or Class C shares of a Multi-Class Fund	III-13
Shares Received by Exchange From Class B Shares	III-13
Class J Shares of BNY Mellon Balanced Opportunity Fund	III-14
Class Y Shares	III-14
Exchanges of Class I or Class Y Shares Held by a Retirement Plan	III-14
Auto-Exchange Privilege	III-14
Automatic Asset Builder®	III-14
Government Direct Deposit Privilege	III-14
Payroll Savings Plan	III-14
Dividend Options	III-14
Dividend Sweep	III-15
Dividend ACH	III-15
Automatic Withdrawal Plan	III-15
Letter of Intent—Class A Shares	III-16
Retirement Plans and IRAs	III-16
ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS	III-16
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-17
All Funds	III-18
Market Risk; Market Developments	III-18
Cybersecurity Risk	III-19
All Funds other than Money Market Funds	III-19
Equity Securities	III-19
Common Stock	III-20
Preferred Stock	III-20
Convertible Securities	III-20
Warrants and Stock Purchase Rights	III-21
IPOs	III-21

Private Placements and Pre-IPO Investments	III-22
Fixed-Income Securities	III-22
U.S. Government Securities	III-23
Corporate Debt Securities	III-24
Ratings of Securities; Unrated Securities	III-24
High Yield and Lower-Rated Securities	III-25
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-26
Inflation-Indexed Securities	III-27
Variable and Floating Rate Securities	III-27
Loans	III-28
Participation Interests and Assignments	III-30
Mortgage-Related Securities	III-31
Asset-Backed Securities	III-35
Collateralized Debt Obligations	III-36
LIBOR Rate Risk	III-36
Municipal Securities	III-37
Taxable Investments (municipal or other tax-exempt funds only)	III-43
Funding Agreements	III-43
Real Estate Investment Trusts (REITs)	III-43
Money Market Instruments	III-43
Bank Obligations	III-44
Repurchase Agreements	III-44
Commercial Paper	III-44
Foreign Securities	III-44
Investing in Europe	III-45
Emerging Markets	III-46
Certain Asian Emerging Market Countries	III-47
Investing in Russia and other Eastern European Countries	III-50
Depositary Receipts and New York Shares	III-51
Sovereign Debt Obligations	III-51
Eurodollar and Yankee Dollar Investments	III-53
Investment Companies, Including Exchange-Traded Funds	III-53
Exchange-Traded Funds	III-53
Private Investment Funds	III-54
Exchange-Traded Notes	III-54
Master Limited Partnerships (MLPs)	III-54
MLP Common Units	III-55
MLP Subordinated Units	III-55
MLP Convertible Subordinated Units	III-56
MLP Preferred Units	III-56
MLP General Partner Interests	III-56
MLP Debt Securities	III-56
Equity and Debt Securities Issued by Affiliates of MLPs	III-57
MLP I-Shares	III-57
PIPEs	III-57
Derivatives	III-57
Risks	III-58
CEA Regulation	III-59
Specific Types of Derivatives	III-60
Foreign Currency Transactions	III-67
Commodities and Commodity-Related Instruments, Including Commodity ETPs	III-68
Commodity ETPs	III-68
Short-Selling	III-69
Lending Portfolio Securities	III-69
Borrowing Money	III-70
Borrowing Money for Leverage	III-70

Reverse Repurchase Agreements	III-70
Forward Commitments	III-70
Forward Roll Transactions	III-71
Illiquid Investments	III-71
Illiquid Investments Generally	III-71
Section 4(2) Paper and Rule 144A Securities	III-71
Non-Diversified Status	III-72
Investments in the Technology Sector	III-72
Investments in the Real Estate Sector	III-72
Investments in the Infrastructure Sector	III-73
Investments in the Natural Resources Sector	III-73
Investments in the Financials Sector	III-74
Money Market Funds	III-74
Ratings of Securities	III-74
Treasury Securities	III-75
U.S. Government Securities	III-75
Repurchase Agreements	III-75
Bank Obligations	III-76
Bank Securities	III-77
Floating and Variable Rate Obligations	III-77
Participation Interests	III-77
Asset-Backed Securities	III-77
Commercial Paper	III-78
Investment Companies	III-78
Foreign Securities	III-78
Municipal Securities	III-78
Derivative Products	III-78
Stand-By Commitments	III-78
Taxable Investments (municipal or other tax-exempt funds only)	III-78
Illiquid Investments	III-79
Borrowing Money	III-79
Reverse Repurchase Agreements	III-79
Forward Commitments	III-79
Interfund Borrowing and Lending Program	III-79
Lending Portfolio Securities	III-79
Money Market Fund Material Events	III-79
Financial Support Provided to Money Market Funds	III-79
RATING CATEGORIES	III-81
S&P	III-81
Issue Credit Ratings	III-81
Long-Term Issue Credit Ratings	III-81
Short-Term Issue Credit Ratings	III-82
Municipal Short-Term Note Ratings Definitions	III-83
Moody's	III-83
Long-Term Obligation Ratings and Definitions	III-83
Short-Term Ratings	III-84
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-84
Fitch	III-85
Corporate Finance Obligations — Long-Term Rating Scales	III-85
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-86
Short-Term Ratings Assigned to Issuers and Obligations	III-86
DBRS	III-87
Long Term Obligations	III-87
Commercial Paper and Short Term Debt	III-87

ADDITIONAL INFORMATION ABOUT THE BOARDS	III-88
Boards' Oversight Role in Management	III-88
Board Composition and Leadership Structure	III-89
Additional Information About the Boards and their Committees	III-89
MANAGEMENT ARRANGEMENTS	III-89
BNYM Investment Adviser	III-89
Sub-Advisers	III-90
Portfolio Managers and Portfolio Manager Compensation	III-91
Certain Conflicts of Interest with Other Accounts	III-97
Code of Ethics	III-98
Distributor	III-98
Transfer and Dividend Disbursing Agent and Custodian	III-99
Annual Anti-Money Laundering Program Review	III-99
Funds' Compliance Policies and Procedures	III-99
Combined Prospectuses	III-100
Escheatment	III-100
DETERMINATION OF NAV	III-100
Valuation of Portfolio Securities (funds other than Retail and Government MMFs)	III-100
Valuation of Portfolio Securities (Retail and Government MMFs only)	III-101
Calculation of NAV	III-102
Expense Allocations	III-102
NYSE and Transfer Agent Closings	III-102
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-102
Funds other than Money Market Funds	III-102
Money Market Funds	III-103
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	III-103
Taxation of the Funds	III-104
RIC Qualification Requirements	III-104
Investments in PFICs	III-108
Taxation of U.S. Shareholders	III-111
Fund Distributions	III-111
NAV Method of Accounting (money market funds only)	III-112
3.8% Surtax	III-113
Taxation of Non-U.S. Shareholders	III-113
Fund Distributions	III-113
Withholding and Information Reporting on Foreign Financial Accounts	III-114
PORTFOLIO TRANSACTIONS	III-115
Trading the Funds' Portfolio Securities	III-115
Soft Dollars	III-117
IPO Allocations	III-118
DISCLOSURE OF PORTFOLIO HOLDINGS	III-118
Policy	III-118
Procedures for Disclosing Fund Portfolio Holdings	III-119
Disclosure of Portfolio Holdings	III-119
Ongoing Arrangements	III-119
Press Interviews, Broker Discussions, etc.	III-120
Confidential Dissemination of Portfolio Holding	III-120
Disclosure of Portfolio Holdings to Employees	III-120
Procedures for Disclosing Fund Portfolio Characteristics	III-121
Public Disclosure of the Portfolio Characteristics of a Fund	III-121
Information Deemed Not to be Portfolio Holdings Information	III-121
Trading Desk and Research Reports	III-121

Confidentiality Agreements	III-121
Additional Restrictions	III-122
Waivers of Restrictions	III-122
Disclosures Required by Law	III-122
Reporting of Violations	III-122
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS	III-122
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-125
Massachusetts Business Trusts	III-125
Fund Shares and Voting Rights	III-125
GLOSSARY	III-125
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY	A- 1

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 240 Greenwich Street, New York, New York 10286.

All of the board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 – Present)	N/A

Michael D. DiLecce 1962 Board Member

Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015 – 2022); Americas Regional Talent Managing Partner for Ernst & Young's Financial Service Practice (2017 – 2021); Partner, Ernst & Young LLP (1997 – 2022)

N/A

Gina D. France 1958 Board Member	France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003 – Present)

Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – May 2023)

CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joan L. Gulley 1947 Board Member

Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)

Orchard Island Club, golf and beach club, Governor (2016 – Present) and President (February 2023 – Present)

N/A
Nathan Leventhal 1943 Board Member	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)

Robin A. Melvin 1963 Board Member

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)

1 Each board member serves on the boards' Audit, Nominating, Compensation and Litigation Committees, except that Mr. DiMartino does not serve on the Compensation Committees.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce[1]	Gina D. France	Joan L. Gulley	Nathan Leventhal	Robin A. Melvin

BNYMAD	1995	2024	2006	2024	2019	2017	2024	2012
BNYMAF	1995	2012	1990	2024	2024	2024	1989	2012
BNYMIF	1995	2024	2006	2024	2019	2017	2024	2012
BNYMIFV	1995	2024	2012	2024	2019	2017	2024	2011
BNYMIFVI	2003	2024	2006	2024	2019	2017	2024	2012
BNYMMIF	1995	2024	2006	2024	2019	2017	2024	2012
BNYMNJMBF	1995	2024	2012	2024	2019	2017	2024	2011
BNYMNYAFMBF	1995	2012	1990	2024	2024	2024	1989	2012

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce[1]	Gina D. France	Joan L. Gulley	Nathan Leventhal	Robin A. Melvin

BNYMOMSF	1995	2012	1990	2024	2024	2024	1989	2012
BNYMRGF	1995	2024	2006	2024	2019	2017	2024	2012
BNYMWGF	1995	2012	1990	2024	2024	2024	1989	2012
GMMF	1995	2012	1990	2024	2024	2024	1989	2012
GMMMFI	1995	2012	1990	2024	2024	2024	1989	2012
GNYMMMF	1995	2012	1990	2024	2024	2024	1989	2012
1 Mr. DiLecce served as an advisory board member to each of BNYMAD, BNYMIF, BNYMIFV, BNYMIFVI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF, and BNYMVIF from October 2022 until he was elected to the board of each fund, effective January 1, 2024.

Each board member, except Mses. Bovich, France and Gulley and Mr. DiLecce, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for 40 years, Ms. France has more than 35 years of strategy, investment banking and corporate finance experience and Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014. Mr. DiLecce has over 30 years as an accountant with independent registered public accounting firms. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members. The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with BNYM Investment Adviser, and also may benefit from information provided by BNYM Investment Adviser's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members. The boards and their committees have the ability to engage other experts as appropriate. The boards evaluate their performance on an annual basis.

Independent Board Members

● Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus Corp. (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus Corp. by the end of 1994. From 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

● Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a

Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

● Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

● Michael D. DiLecce – Mr. DiLecce retired as a Partner at the accounting firm of Ernst & Young LLP in June 2022. Mr. DiLecce has substantial accounting, investment management, and executive experience serving firms within the investment management industry. From August 1983 to June 2022, Mr. DiLecce was an auditor at Ernst & Young LLP where he served as Global Assurance Leader of Asset Management and as the audit partner for various investment company complexes. In addition, from July 2017 to June 2021, Mr. DiLecce was the Americas Regional Talent Managing Partner for Ernst & Young's Financial Service practice. He was an Assurance Partner at Ernst & Young LLP from 1997 to 2022. Mr. DiLecce currently serves as an Advisory Board Member of Welsh, Carson, Anderson & Stowe, a private equity firm focusing on investments in technology and healthcare companies.

● Gina D. France – Ms. France serves as President and Chief Executive Officer of France Strategic Partners. Before founding France Strategic Partners in 2003, Ms. France was a managing director of Ernst & Young LLP where she led a national client-facing strategy group. She has served as a strategic advisor to over 250 companies throughout the course of her career. Ms. France has more than 35 years of strategy, investment banking and corporate finance experience. Previously, Ms. France was an investment banker with Lehman Brothers in New York and San Francisco. Prior to Lehman Brothers, she served as the international cash manager of Marathon Oil Company. Ms. France has served on several corporate boards including: Huntington Bancshares (investment company oversight committee chair); Cedar Fair, L.P. (audit committee chair); CBIZ, Inc.; Baldwin Wallace University; FirstMerit Corporation (nominating and governance committee chair); Dawn Food Products, Inc.; and Mack Industries. Ms. France served as Director of Cedar Fair, L.P. from 2011 to May 2023, and served as a Trustee of Dance Cleveland, a non-profit, from 2001 to June 2023.

● Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (PNC) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (EVP) and Chief Human Resources Officer (CHRO) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a Governor and President of the Orchard Island Club and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

● Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay,

Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

● Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut from 2019 to June 2023.

Committee Meetings

The boards' standing Audit, Nominating, Compensation and Litigation Committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation

BNYMAD (8/31 fiscal year end)	4	1	0	0
BNYMAD (10/31 fiscal year end)	4	1	1	0
BNYMAF	4	0	0	0
BNYMIF	4	1	1	0
BNYMIFV (10/31 fiscal year end)	4	1	1	0
BNYMIFV (12/31 fiscal year end)	4	1	0	0
BNYMIFVI	4	1	0	0
BNYMMIF	4	1	1	0
BNYMNJMBF	4	1	0	0
BNYMNYAFMBF	4	0	0	0
BNYMOMSF	4	0	0	0
BNYMRGF	4	1	0	0
BNYMWGF	4	1	1	0
GMMF	4	0	0	0
GMMMFI	4	0	0	0
GNYMMMF	4	0	0	0

Board Members' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2023.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce	Gina D. France	Joan L. Gulley	Nathan Leventhal	Robin A. Melvin

BNYMAF	None	None	$10,001 - $50,000	None	$10,001 – $50,000	None	$10,001 - $50,000	None
BNYMDTRF	None	None	None	None	None	None	None	None
BNYMDVF	None	None	None	None	None	Over $100,000	None	None
BNYMGDBIF	None	None	None	None	None	None	None	None
BNYMGRRF	None	None	None	None	None	None	None	$1 – $10,000
BNYMOMVF	None	None	None	None	None	$50,001 – $100,000	None	None
BNYMOSCF	None	None	None	None	None	$10,001 – $50,000	None	None
BNYMTGF	None	None	None	None	$10,001 – $50,000	None	$10,001 - $50,000	None
BNYMISIF	None	None	None	None	None	None	None	None
BNYMS&P	None	None	None	None	None	None	None	None
BNYMSSIF	None	None	None	None	None	None	None	None
BNYMDIF	None	None	None	None	None	None	None	None
BNYMDMRESF	None	None	None	None	None	$10,001 – $50,000	None	$1 – $10,000
BNYMLCEF	None	None	None	None	None	None	None	None
BNYMBOF	None	None	None	None	None	None	None	None
BNYMMIF	None	None	None	None	None	None	None	None
BNYMNJMBF	None	None	None	None	None	None	None	None
BNYMNYAFMBF	None	None	None	None	None	None	None	None
BNYMOMSF	None	None	None	None	None	None	None	None
BNYMRGF	None	None	None	None	$10,001 – $50,000	None	None	None
BNYMWGF	None	None	None	None	None	None	None	$1 - $10,000
DMMF	Over $100,000	None	None	None	$1 – $10,000	None	None	None
DNMMMF	None	None	None	None	None	None	None	None
DNYMMMF	None	None	None	None	None	None	None	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	$50,001-$100,000	$50,001 – $100,000	None	Over $100,000	Over $100,000	Over $100,000	$10,001 –$50,000

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.

As of December 31, 2023, none of the board members or their immediate family members owned securities of BNYM Investment Adviser, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYM Investment Adviser, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. An emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members. The funds' emeritus program was discontinued for current board members in November 2021.

The aggregate amount of fees received from the funds by each current board member and emeritus board member for the funds' last fiscal years, and by all funds in the fund complex (which comprises registered investment companies for which BNYM Investment Adviser or an affiliate of BNYM Investment Adviser serves as investment adviser) for which such person was a board member, advisory board member or emeritus board member during 2023, were as follows:†

	Independent Board Members
Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce+

BNYMAD (8/31 fiscal year end)	$40,768	N/A	$32,614	$27,522
BNYMAD (10/31 fiscal year end)	$34,965	N/A	$27,972	$28,322
BNYMAF	$48,742	$38,994	$38,994	N/A
BNYMIF	$43,083	N/A	$34,466	$35,061
BNYMIFV (10/31 fiscal year end)	$6,768	N/A	$5,414	$5,497
BNYMIFV (12/31 fiscal year end)	$7,709	N/A	$6,168	$1,404
BNYMIFVI	$3,248	N/A	$2,598	N/A
BNYMMIF	$19,143	N/A	$15,314	$15,573
BNYMNJMBF	$3,939	N/A	$3,151	$764
BNYMNYAFMBF	$5,927	$4,744	$4,741	N/A
BNYMOMSF	$10,788	$8,630	$8,630	N/A
BNYMRGF	$16,746	N/A	$13,397	$2,857
BNYMWGF	$24,669	$20,033	$20,033	N/A
GMMF	$61,385	$49,131	$49,108	N/A
GMMMFI	$16,968	$13,581	$13,574	N/A
GNYMMMF	$2,777	$2,223	$2,222	N/A

Total compensation from the funds and fund complex (*)	$1,168,125 (92)	$601,500 (53)	$320,500 (32)	$178,500 (22)

	Independent Board Members
Fund	Gina D. France	Joan L. Gulley	Nathan Leventhal	Robin A. Melvin

BNYMAD (8/31 fiscal year end)	$32,614	$32,614	N/A	$32,614
BNYMAD (10/31 fiscal year end)	$28,322	$28,322	N/A	$28,322
BNYMAF	N/A	N/A	$38,994	$38,994
BNYMIF	$35,061	$35,061	N/A	$35,061
BNYMIFV (10/31 fiscal year end)	$5,497	$5,497	N/A	$5,497
BNYMIFV (12/31 fiscal year end)	$5,814	$6,168	N/A	$6,168
BNYMIFVI	$2,454	$2,598	N/A	$2,601
BNYMMIF	$15,573	$15,573	N/A	$15,573
BNYMNJMBF	$2,977	$3,151	N/A	$3,151
BNYMNYAFMBF	N/A	N/A	$4,741	$4,744
BNYMOMSF	N/A	N/A	$8,630	$8,630
BNYMRGF	$12,604	$13,397	N/A	$13,397
BNYMWGF	N/A	N/A	$20,033	$20,033
GMMF	N/A	N/A	$49,108	$49,131
GMMMFI	N/A	N/A	$13,574	$13,581
GNYMMMF	N/A	N/A	$2,222	$2,223

Total compensation from the funds and fund complex (*)	$181,500 (22)	$349,500 (39)	$399,500 (32)	$745,500 (71)

	Emeritus Board Members
Fund	Diane Dunst++	David P. Feldman+++	Ehud Houminer+++	Lynn Martin+++	Martin Peretz+++

BNYMAD (8/31 fiscal year end)	N/A	$17,223	$17,223	$17,223	$13,274
BNYMAD (10/31 fiscal year end)	N/A	$14,775	$14,775	$14,775	$11,437
BNYMAF	$20,896	N/A	N/A	N/A	N/A
BNYMIF	N/A	$18,219	$18,219	$18,219	$14,294
BNYMIFV (10/31 fiscal year end)	N/A	$2,862	$2,862	$2,862	$2,239
BNYMIFV (12/31 fiscal year end)	N/A	$3,205	$3,018	$3,205	$1,927
BNYMIFVI	N/A	$1,351	$1,277	$1,351	$1,061
BNYMMIF	N/A	$8,094	$8,094	$8,094	$6,340
BNYMNJMBF	N/A	$1,637	$1,549	$1,637	$963
BNYMNYAFMBF	$2,542	N/A	N/A	N/A	N/A
BNYMOMSOF	$4,626	N/A	N/A	N/A	N/A
BNYMRGF	N/A	$6,960	$6,529	$6,960	$4,284
BNYMWGF	$10,578	N/A	N/A	N/A	N/A
GMMF	$26,291	N/A	N/A	N/A	N/A
GMMMFI	$7,269	N/A	N/A	N/A	N/A
GNYMMMF	$1,190	N/A	N/A	N/A	N/A

Total compensation from the funds and fund complex (*)	$75,000 (10)	$92,500 (22)	$172,500 (39)	$92,500 (22)	$72,500 (22)

† Amounts shown do not include expenses reimbursed to board members for attending board meetings. Amounts shown also do not include the costs of office space and related parking, office supplies and secretarial services, which are paid by the funds (allocated based on net assets), which, in 2023, for the funds ranged from $10 to $3,225 ($27,506 for all funds).

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member or emeritus board member served in 2023.

+ Mr. DiLecce served as an advisory board member to each of BNYMAD, BNYMIF, BNYMIFV, BNYMIFVI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF, and BNYMVIF from October 2022 until he was elected to the board of each fund, effective January 1, 2024. While serving as an advisory board member, Mr. DiLecce received compensation from the applicable funds for attending board meetings in an advisory role.

++ Emeritus board member of BNYMAF, BNYMNYAFMBF, BNYMOMSF, BNYMWGF, GMMF, GMMMF and GNYMMMF.

+++ Emeritus board member of BNYMAD, BNYMIF, BNYMIFV, BNYMIFVI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF and BNYMVIF.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

David DiPetrillo 1978 President 2019[1]

Vice President and Director of BNYM Investment Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023

53 (102)
James Windels 1958 Treasurer 2001[5]	Director of BNYM Investment Adviser since February 2023; Vice President of BNYM Investment Adviser since September 2020; and Director – BNY Mellon Fund Administration	54 (121)
Peter M. Sullivan 1968 Chief Legal Officer, Vice President and Assistant Secretary 2019[2]

Chief Legal Officer of BNYM Investment Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020

54 (121)
James Bitetto 1966 Vice President and Secretary 2005[3]	Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of BNYM Investment Adviser	54 (121)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2019	Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021	54 (121)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021

54 (121)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	54 (121)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020

Managing Counsel of BNY Mellon since March 2024; Counsel of BNY Mellon from June 2019 to February 2024; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019

54 (121)
Joanne Skerrett 1971 Vice President and Assistant Secretary 2023	Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022	54 (121)
Natalya Zelensky 1985 Vice President and Assistant Secretary 2017

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of BNYM Investment Adviser from April 2018 to August 2021

54 (121)
Daniel Goldstein 1969 Vice President 2022

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023

53 (102)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Joseph Martella 1976 Vice President 2022

Vice President of BNYM Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023

53 (102)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager – BNY Mellon Fund Administration	54 (121)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – BNY Mellon Fund Administration	54 (121)
Robert Svagna 1967 Assistant Treasurer 2002[4]	Senior Accounting Manager – BNY Mellon Fund Administration	54 (121)
Joseph W. Connolly 1957 CCO 2004	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYM Investment Adviser from 2004 until June 2021	53 (105)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust	47 (114)

* "Fund Complex" comprises registered investment companies for which BNYM Investment Adviser or an affiliate of BNYM Investment Adviser serves as investment adviser.

1 President since January 2021; previously, Vice President.

2 Chief Legal Officer since July 2021.

3 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

4 With respect to BNYMAF, BNYMNYAFMBF and BNYMWGF only. With respect to BNYMIFVI, Mr. Svagna has held his position since 2003; for other funds, since 2005.

5 With respect to BNYMIFVI, Mr. Windels has held his position since 2003.

Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal. The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John C. Bailer	7	$7.0B	2	$389M	38	$5.2B
Daniel Barton	3	$746.8M	None	N/A	None	N/A
Karen Behr	7	$4.4B	3	$342M	19	$2.0B
E. Todd Briddell	1	$259M	None	N/A	None	N/A
Jeffrey Burger	10	$3.4B	None	N/A	409	$2.1B
Thomas Casey	10	$3.7B	None	N/A	524	$2.5B
Parmeshwar Chadha	1	$118.4M	4	$1.5B	None	N/A
Martin Chambers[1]	None	N/A	5	$128M	None	N/A
Alan R. Christensen	5	$3.5B	2	$200M	70	$5.4B
Catherine Crain	4	$3.4B	2	$200M	104	$9.1B
Howard Cunningham	1	$118.4M	6	$1.5B	2	$12.0M
Dimitri Curtil	14	$4.0B	140	$7.6B	22	$2.3B
Brian C. Ferguson	7	$7.0B	2	$389M	36	$5.0B
David France	123	$118.0B	118	$114.0B	64	$118.3B
Dean Frankel	5	$655M	7	$399M	40	$5.0B
Todd Frysinger	123	$118.0B	118	$114.0B	64	$118.3B
Peter D. Goslin[2]	4	$1.4B	2	$584.5M	5	$784.8M
Keith Howell	7	$7.0B	2	$389M	37	$5.0B
Ella Hoxha[3]	None	N/A	None	N/A	None	N/A
Patrick Kent	5	$1.6B	3	$154M	9	$803M
Gentry Lee	5	$3.5B	11	$1.6B	93	$9.2B
Andrew Leger	8	$2.9B	4	$185M	18	$1.7B
James A. Lydotes	4	$589M	2	$73M	11	$2.1B
Aron Pataki	1	$2.0B	7	$6.1B	3	$591M
Jonathan Piskorowski	4	$1.2B	None	N/A	7	$771M
John R. Porter III	7	$4.4B	3	$342M	22	$2.0B
Daniel Rabasco	15	$7.0B	None	N/A	60	$2.3B
Lisa M. Sampson	2	$461.0M	None	N/A	None	N/A
Christopher Sarofim	4	$3.4B	2	$200M	8	$1.5B
Charles Sheedy	4	$3.4B	11	$1.6B	40	$1.7B
Vlasta Sheremeta	123	$118.0B	118	$114.0B	64	$118.3B
James Stavena	15	$4.0B	143	$7.7B	27	$3.3B
Michael Stoll	123	$118.0B	118	$114.0B	64	$118.3B
Marlene Walker Smith	123	$118.0B	118	$114.0B	64	$118.3B
Andrew Warwick	2	$2.0B	5	$6.0B	1	$400.0M
Torrey Zaches	14	$4.0B	138	$6.3B	24	$3.1B
Robert C. Zeuthen	6	$4.3B	None	N/A	16	$2.6B

1 Because Mr. Chambers became a primary portfolio manager of BNYMBOF as of September 1, 2023, his information is as of June 30, 2023.

2 Because Mr. Goslin became a primary portfolio manager of BNYMLCEF as of October 23, 2023, his information is as of September 30, 2023.

3 Ms. Hoxha became a primary portfolio manager of BNYMGDBIF as of December 2023.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

John C. Bailer	Other Accounts	2	$34M
Daniel Barton	None	N/A	N/A
Karen Behr	Other Accounts	1	$47M
E. Todd Briddell	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Parmeshwar Chadha	None	N/A	N/A
Martin Chambers	None	N/A	N/A
Alan R. Christensen	None	N/A	N/A
Martin Chambers	None	N/A	N/A
Catherine P. Crain	None	N/A	N/A
Howard Cunningham	None	N/A	N/A
Dimitri Curtil	Other Pooled Investment Vehicles	2	$278.2M
Brian C. Ferguson	Other Accounts	2	$75M
David France	None	N/A	N/A
Dean Frankel	Other Accounts	4	$464M
Todd Frysinger	None	N/A	N/A
Peter D. Goslin	Other Accounts	2	$679.2M
Keith Howell	Other Accounts	4	$110M
Ella Hoxha	None	N/A	N/A
Patrick Kent	Other Accounts	2	$81M
Gentry Lee	None	N/A	N/A
Andrew Leger	Other Accounts	2	$81M
James A. Lydotes	None	N/A	N/A
Aron Pataki	None	N/A	N/A
Jonathan Piskorowski	None	N/A	N/A
John R. Porter III	Other Accounts	1	$47M
Daniel Rabasco	None	N/A	N/A
Lisa M. Sampson	None	N/A	N/A
Christopher Sarofim	None	N/A	N/A
Charles Sheedy	None	N/A	N/A
Vlasta Sheremeta	None	N/A	N/A
James Stavena	Other Pooled Investment Vehicles	3	$377.1M
Michael Stoll	None	N/A	N/A
Marlene Walker Smith	None	N/A	N/A
Andrew Warwick	None	N/A	N/A
Torrey Zaches	Other Pooled Investment Vehicles	2	$278.2M
Robert C. Zeuthen	Other Accounts	1	$46M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John C. Bailer	BNYMDVF	None
	BNYMBOF	None
	BNYMLCEF[1]	None
Daniel Barton	BNYMNJMBF	None
Karen Behr	BNYMBOF	None
	BNYMLCEF[1]	None
	BNYMRGF	None
E. Todd Briddell	BNYMDMRESF	None
Jeffrey Burger	BNYMNJMBF	None
Thomas Casey	BNYMNYAFMBF	$1 - $10,000
Parmeshwar Chadha	BNYMGDBIF	None
Martin Chambers	BNYMBOF[2]	None
Alan R. Christensen	BNYMAF	$10,001 - $50,000
	BNYMWGF	$10,001 - $50,000
Catherine Crain	BNYMAF	$10,001 - $50,000
	BNYMWGF	$100,001 - $500,000
Howard Cunningham	BNYMBOF	None
	BNYMGDBIF	None
Dimitri Curtil	BNYMDTRF	None
Brian C. Ferguson	BNYMDVF	Over $1,000,000
	BNYMBOF	None
	BNYMLCEF[1]	None
David France	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Dean Frankel	BNYMDMRESF	None
Todd Frysinger	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Peter D. Goslin	BNYMLCEF[1]	None
Keith Howell	BNYMBOF	None
	BNYMDVF	None
	BNYMLCEF[1]	None
Ella Hoxha	BNYMGDBIF	None
Patrick Kent	BNYMOMVF	None
	BNYMOSCF	None
Andrew Leger	BNYMOMVF	None
	BNYMOSCF	None
Gentry Lee	BNYMAF	$50,001 - $100,000
	BNYMWGF	$100,001 - $500,000
James A. Lydotes	BNYMBOF	None
Aron Pataki	BNYMGRRF	None
Jonathan Piskorowski	BNYMTGF	None
John R. Porter III	BNYMBOF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	BNYMLCEF[1]	None
	BNYMRGF	None
Daniel Rabasco	BNYMOMSF	$10,001 - $50,000
	BNYMNYAFMBF	$10,001 - $50,000
Lisa M. Sampson	BNYMDIF	None
Christopher Sarofim	BNYMAF	$100,001 - $500,000
	BNYMWGF	$100,001 - $500,000
Charles Sheedy	BNYMAF	$500,001 - $1,000,000
	BNYMWGF	Over $1,000,000
Vlasta Sheremeta	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
James Stavena	BNYMDTRF	None
	BNYMBOF	None
Michael Stoll	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Marlene Walker Smith	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Andrew Warwick	BNYMGRRF	None
Torrey Zaches	BNYMDTRF	$10,001 - $50,000
	BNYMBOF	None
Robert C. Zeuthen	BNYMTGF	None

1 Ms. Behr and Messrs. Bailer, Ferguson, Goslin, Howell and Porter, became primary portfolio managers of BNYMLCEF as of October 23, 2023, and, as of September 30, 2023, they did not own any shares of the fund.

2 Mr. Chambers became a primary portfolio manager of BNYMBOF as of September 1, 2023, and, as of June 30, 2023, he did not own any shares of the fund.

ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Advisers' Compensation

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by BNYM Investment Adviser and the net fees paid by the fund were as follows:

	2023 Fiscal Year			2022 Fiscal Year			2021 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMDIF[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
BNYMDMRESF	$2,971,047	$55,037	$2,916,010	$4,434,638	$0	$4,434,638	$4,619,354	$0	$4,619,354
BNYMDTRF[2]	$1,432,205	$258,482	$1,173,723	$2,503,369	$213,073	$2,290,296	$4,114,790	$339,882	$3,774,908
BNYMDVF	$15,624,262	$0	$15,624,262	$10,436,518	$0	$10,436,518	$8,745,314	$0	$8,745,314
BNYMGDBIF	$467,736	$0	$467,736	$532,389	$0	$532,389	$587,945	$0	$587,945
BNYMGRRF[3]	$19,633,386	$0	$19,633,386	$28,293,935	$0	$28,293,935	$25,406,700	$1,673,234	$23,733,466
BNYMISIF	$1,257,594	$29,356	$1,228,238	$1,585,859	$30,167	$1,555,692	$1,951,829	$38,545	$1,913,284
BNYMMIF	$4,012,369	$83,600	$3,928,769	$5,115,711	$139,700	$4,976,011	$6,011,628	$256,750	$5,754,878
BNYMOMVF	$3,012,390	$68,081	$2,944,309	$3,536,521	$92,609	$3,443,912	$3,720,065	$0	$3,720,065
BNYMOMSF	$1,678,143	$0	$1,678,143	$1,556,311	$0	$1,556,311	$1,430,822	$0	$1,430,822
BNYMOSCF	$2,638,113	$0	$2,638,113	$3,400,230	$0	$3,400,230	$3,576,653	$0	$3,576,653
BNYMRGF	$10,941,965	$183,794	$10,758,171	$16,696,182	$0	$16,696,182	$13,970,289	$226,364	$13,743,925
BNYMS&P	$4,975,546	$118,550	$4,856,996	$5,582,630	$165,600	$5,417,030	$6,049,538	$215,800	$5,833,738
BNYMSSIF	$3,214,767	$60,180	$3,154,587	$4,131,741	$105,960	$4,025,781	$4,707,828	$188,350	$4,519,478
BNYMTGF	$1,997,208	$266,211	$1,730,997	$2,942,623	$0	$2,942,623	$3,457,350	$0	$3,457,350
BNYMWGF	$7,531,087	$0	$7,531,087	$6,888,612	$0	$6,888,612	$7,138,639	$0	$7,138,639

	2022 Fiscal Year			2021 Fiscal Year			2020 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMAF	$7,201,462	$0	$7,201,462	$8,029,543	$0	$8,029,543	$5,939,082	$0	$5,939,082
BNYMBOF	$2,447,841	$113,415	$2,334,426	$2,801,528	$15,601	$2,785,927	$2,477,278	$0	$2,477,278
BNYMLCEF	$5,017,218	$0	$5,017,218	$6,307,590	$0	$6,307,590	$4,826,469	$0	$4,826,469
BNYMNJMBF	$2,200,634	$294,421	$1,906,213	$2,540,919	$319,094	$2,221,825	$2,557,145	$313,412	$2,243,733
BNYMNYAFMBF	$1,385,852	$232,297	$1,153,555	$1,697,678	$308,669	$1,389,009	$1,690,412	$307,347	$1,383,065
DMMF	$5,547,892	$0	$5,547,892	$7,575,245	$5,062,364	$2,512,881	$15,037,841	$243,192	$14,794,649
DNMMMF	$1,541,941	$0	$1,541,941	$1,962,198	$1,466,327	$495,871	$3,428,796	$863,651	$2,565,145
DNYMMMF	$252,197	$32,463	$219,734	$336,637	$336,637	$0	$728,046	$228,406	$499,640

1 BNYM Investment Adviser receives no compensation for its management services to the fund. However, the Underlying Funds pay management fees to BNYM Investment Adviser or its affiliates.

2 BNYM Investment Adviser also is the investment adviser for DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of BNYMDTRF, and has engaged NIMNA to serve as the Subsidiary's sub-adviser. DTR Commodity Fund, Ltd. has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 1.10% of the value of the Subsidiary's average daily net assets. BNYM Investment Adviser has contractually agreed, for so long as BNYMDTRF invests in the Subsidiary, to waive receipt of the management fee payable by the Subsidiary. For fiscal years 2021, 2022 and 2023, the management fee payable by DTR Commodity Fund Ltd. amounted to $205,776, $265,640 and $134,461, respectively, all of which amounts were waived by BNYM Investment Adviser.

3 BNYM Investment Adviser also is the investment adviser for GRR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of BNYMGRRF, and has engaged NIM to serve as the Subsidiary's sub-adviser. GRR Commodity Fund Ltd. has agreed to pay BNYM Investment Adviser a management fee at the annual rate of .75% of the value of the Subsidiary's average daily net assets. BNYM Investment Adviser has contractually agreed, for so long as BNYMGRRF invests in the Subsidiary, to waive receipt of the management fee payable by the Subsidiary. For fiscal years 2021, 2022 and 2023, the management fee payable by GRR Commodity Fund Ltd. amounted to $1,673,234, $690,692 and $901,791, respectively, all of which amounts were waived by BNYM Investment Adviser.

The contractual fee rates paid by BNYM Investment Adviser or a fund (if indicated) to the fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

BNYMAF	Sarofim & Co.	0.2175%*	0.2175%
BNYMDTRF	NIMNA (prior to September 1, 2021, Mellon)	0.65%	0.65%
BNYMDVF	NIMNA**	0.288%	0.276%
BNYMGDBIF	NIM	0.19%	0.19%
BNYMGRRF	NIM	0.36%	0.32%
BNYMOMVF	NIMNA**	0.36%	0.34%
BNYMOSCF	NIMNA**	0.36%	0.36%
BNYMTGF	NIMNA**	0.36%	0.26%
BNYMDMRESF	CenterSquare	0.46%	0.425%
BNYMBOF	INA**	0.04%	0.04%
BNYMBOF	NIMNA**	0.30%	0.30%
BNYMNJMBF	INA**	0.288%	0.18%
BNYMNYAFMBF	INA	0.216%	0.129%†
BNYMOMSF	INA	0.168%	0.168%
BNYMRGF	NIMNA**	0.36%	0.33%
BNYMWGF	Sarofim & Co.	0.2175%	0.2175%

* The sub-advisory fee is payable by the fund.

** NIMNA or INA, as applicable, was appointed as Sub-Adviser effective September 1, 2021.

† Effective September 1, 2022, the sub-advisory fee payable by BNYM Investment Adviser to INA was reduced from an annual rate of 0.264% of the value of the fund's average daily net assets to an annual rate of 0.216% of the value of the fund's average daily net assets.

For a fund's last three fiscal years, the fees payable by BNYM Investment Adviser or a fund to the fund's Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2023 Fiscal Year			2022 Fiscal Year			2021 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMDMRESF/ CenterSquare	$1,426,103	$97,934	$1,328,169	$2,128,626	$128,565	$2,000,061	$2,217,290	$100,620	$2,116,670
BNYMDTRF/ NIMNA*	$786,568	$0	$786,568	$1,479,264	$39,345	$1,439,919	$2,346,975	$0	$2,346,975
BNYMDVF/ NIMNA**	$7,499,646	$308,752	$7,190,894	$4,973,198	$110,060	$4,863,138	N/A	N/A	N/A
BNYMGDBIF/ NIM	$255,644	$0	$255,644	$255,547	$15,191	$240,356	$282,213	$34,751	$247,462
BNYMGRRF/ NIM	$9,424,025	$1,020,418	$8,403,607	$13,581,089	$687,884	$12,893,205	$12,195,216	$1,666,166	$10,529,050
BNYMOMVF/ NIMNA**	$1,445,947	$68,081	$1,377,866	$1,690,257	$71,561	$1,618,696	N/A	N/A	N/A
BNYMOMSF/ INA**	$805,509	$0	$805,509	$495,548	$0	$495,548	N/A	N/A	N/A
BNYMOSCF/ NIMNA**	$1,266,294	$0	$1,266,294	$1,625,259	$0	$1,625,259	N/A	N/A	N/A
BNYMRGF/ NIMNA**	$5,252,143	$396,477	$4,855,666	$3,998,570	$213,155	$3,785,415	N/A	N/A	N/A
BNYMTGF/ NIMNA**	$958,670	$266,211	$692,449	$1,405,526	$0	$1,405,526	N/A	N/A	N/A
BNYMWGF/ Sarofim & Co.	$2,216,828	$0	$2,216,828	$1,997,698	$0	$1,997,698	$2,068,531	$0	$2,068,531

	2022 Fiscal Year			2021 Fiscal Year			2020 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMAF/ Sarofim & Co.	$4,710,731	$0	$4,710,731	$5,252,408	$0	$5,252,408	$3,884,963	$0	$3,884,963
BNYMBOF/ INA**	$122,392	$0	$122,392	$36,216	$0	$36,216	N/A	N/A	N/A
BNYMBOF/ NIMNA**	$917,940	$0	$917,940	$271,619	$0	$271,619	N/A	N/A	N/A
BNYMNJMBF/ INA**	$1,056,304	$402,539	$653,765	$193,467	$0	$193,467	N/A	N/A	N/A

* Prior to September 1, 2021, Mellon was Sub-Adviser.

** NIMNA or INA, as applicable, was appointed as Sub-Adviser effective September 1, 2021.

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' CCO and the CCO staff. The funds bear the CCO's compensation (which is approved by the boards), as well as the compensation of the CCO staff and the expenses of the CCO and the CCO staff (including administrative expenses). The CCO and the CCO staff work exclusively on the compliance program and related matters for the funds and other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and the CCO staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the funds' last fiscal years were as follows:

Fund	CCO and Staff Compensation and Expenses*

BNYMAF	$17,082
BNYMDTRF	$19,447
BNYMDVF	$21,224
BNYMGDBIF	$19,425
BNYMGRRF	$20,135
BNYMOMVF	$19,460
BNYMOSCF	$19,926
BNYMTGF	$19,567
BNYMISIF	$19,416
BNYMS&P	$19,416
BNYMSSIF	$19,416
BNYMDIF	$15,533
BNYMDMRESF	$22,009
BNYMLCEF	$17,082
BNYMBOF	$20,433
BNYMMIF	$19,416
BNYMNJMBF	$17,082
BNYMNYAFMBF	$17,027
BNYMOMSF	$15,519
BNYMRGF	$16,341
BNYMWGF	$19,953
DMMF	$17,027
DNMMMF	$17,027
DNYMMMF	$17,027

* For unitary fee funds, such compensation and expenses are borne by BNYM Investment Adviser.

SECURITIES LENDING ACTIVITIES
(non-money market funds only)

The dollar amounts of income and fees and compensation paid to all service providers (including fees, if any, paid to BNYM Investment Adviser for cash collateral management and fees paid to BNY Mellon as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

Fund	BNYMAF	BNYMDVF	BNYMGDBIF	BNYMGRRF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$249,615	$586,861	$195,963	$3,128,496
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$15,718	$70,423	$7,004	$26,641
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$118,620	$0	$137,590	$2,906,474
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$134,339	$70,423	$144,594	$2,933,115
Net income from securities lending activities	$115,276	$516,438	$51,369	$195,381

Fund	BNYMOMVF	BNYMOSCF	BNYMTGF	BNYMISIF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$219,742	$284,187	$34,161	$41,065
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,561	$7,037	$1,551	$940
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$173,393	$225,517	$21,231	$33,220
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$178,954	$232,554	$22,782	$34,160
Net income from securities lending activities	$40,788	$51,633	$11,379	$6,905

Fund	BNYMS&P	BNYMSSIF	BNYMDMRESF	BNYMLCEF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$84,211	$800,030	$137,880	$30,364
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,042	$35,472	$1,886	$1,337
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$25,518	$504,299	$122,153	$19,218
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$32,560	$539,771	$124,039	$20,555
Net income from securities lending activities	$51,651	$260,259	$13,841	$9,809

Fund	BNYMBOF	BNYMMIF	BNYMRGF	BNYMWGF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$63,659	$652,678	$389,213	$400,254
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,904	$47,852	$7,016	$10,609
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$47,770	$253,840	$330,735	$311,837
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$49,673	$301,692	$337,751	$322,446
Net income from securities lending activities	$13,986	$350,986	$51,462	$77,808

 The services provided by BNY Mellon as securities lending agent are as follows: selection of securities to be loaned; utilization of borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; reporting dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions, including for proxies that the funds seek to vote; and arranging for return of loaned securities to the fund at loan termination.

BNYMDIF, BNYMDTRF, BNYMNJMBF, BNYMOMSF and BNYMNYAFMBF did not engage in any securities lending activity during the most recent fiscal year.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2023 Fiscal Year	2022 Fiscal Year	2021 Fiscal Year

BNYMDIF	Total commissions	$0	$499	$300
	Commission amount retained	$0	$65	$23
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

BNYMDMRESF	Total commissions	$111	$987	$6,071
	Commission amount retained	$15	$1	$774
	Total CDSCs	$6	$193	$43
	CDSC amount retained	$6	$193	$43

BNYMDTRF	Total commissions	$4,937	$12,990	$14,129
	Commission amount retained	$697	$2,076	$1,267
	Total CDSCs	$288	$290	$501
	CDSC amount retained	$288	$290	$501

BNYMDVF	Total commissions	$761,028	$407,539	$97,787
	Commission amount retained	$84,385	$43,931	$12,321
	Total CDSCs	$20,396	$3,881	$67
	CDSC amount retained	$20,396	$3,881	$67

BNYMGDBIF	Total commissions	$40	$1,424	$461
	Commission amount retained	$0	$0	$1
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

BNYMGRRF	Total commissions	$45,741	$195,320	$308,177
	Commission amount retained	$3,478	$7,771	$1,920
	Total CDSCs	$1,782	$6,046	$1,890
	CDSC amount retained	$1,782	$6,046	$1,890

BNYMOMVF	Total commissions	$16,272	$13,548	$42,154
	Commission amount retained	$2,374	$1,625	$4,682
	Total CDSCs	$5	$1,068	$861
	CDSC amount retained	$5	$1,068	$861

BNYMOMSF	Total commissions	$270,131	$167,811	$404,755
	Commission amount retained	$1,962	$942	$1,512
	Total CDSCs	$9,694	$6,063	$967
	CDSC amount retained	$9,964	$6,063	$967

BNYMRGF	Total commissions	$47,398	$78,861	$140,940
	Commission amount retained	$4,057	$10,688	$13,388
	Total CDSCs	$1,102	$502	$378
	CDSC amount retained	$1,102	$502	$378

BNYMTGF	Total commissions	$23,816	$56,461	$193,438

	Commission amount retained	$3,005	$7,411	$22,720
	Total CDSCs	$850	$819	$1,119
	CDSC amount retained	$850	$819	$1,119

BNYMWGF	Total commissions	$144,778	$153,642	$195,644
	Commission amount retained	$13,089	$14,324	$11,026
	Total CDSCs	$16,167	$3,088	$947
	CDSC amount retained	$16,167	$3,088	$947

Fund		2022 Fiscal Year	2021 Fiscal Year	2020 Fiscal Year

BNYMLCEF	Total commissions	$2,721	$17,621	$2,730
	Commission amount retained	$849	$1,905	$348
	Total CDSCs	$789	$4	$0
	CDSC amount retained	$789	$4	$0

BNYMBOF	Total commissions	$29,002	$117,826	$78,295
	Commission amount retained	$3,370	$11,273	$9,053
	Total CDSCs	$16,392	$498	$9,800
	CDSC amount retained	$16,392	$498	$9,800

BNYMNJMBF	Total commissions	$8,228	$9,737	$10,517
	Commission amount retained	$594	$581	$896
	Total CDSCs	$0	$0	$95
	CDSC amount retained	$0	$0	$95

BNYMNYAFMBF	Total commissions	$59,029	$93,153	$29,250
	Commission amount retained	$900	$1,910	$2,525
	Total CDSCs	$0	$99	$341
	CDSC amount retained	$0	$99	$341

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Non-Rule 12b-1 Services Plans and Shareholder Services Plans" and "Administrative Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMAF	Shareholder Services Plan	Investor	$4,112,236	N/A	N/A	$4,112,236

BNYMDTRF	Distribution Plan	Class C	$38,938	N/A	N/A	$38,938
	Shareholder Services Plan	Class A	$73,541	N/A	N/A	$73,541
		Class C	$12,979	N/A	N/A	$12,979

BNYMDVF	Distribution Plan	Class C	$184,668	N/A	N/A	$184,668
	Shareholder Services Plan	Class A	$2,442,860	N/A	N/A	$2,442,860
		Class C	$61,556	N/A	N/A	$61,556

BNYMGDBIF	Distribution Plan	Class C	$838	N/A	N/A	$838
	Shareholder Services Plan	Class A	$11,956	N/A	N/A	$11,956
		Class C	$279	N/A	N/A	$279

BNYMGRRF	Distribution Plan	Class C	$196,156	N/A	N/A	$196,156
	Shareholder Services Plan	Class A	$120,467	N/A	N/A	$120,467
		Class C	$65,385	N/A	N/A	$65,385

BNYMOMVF	Distribution Plan	Class C	$46,641	N/A	N/A	$46,641
	Shareholder Services Plan	Class A	$707,455	N/A	N/A	$707,455
		Class C	$15,547	N/A	N/A	$15,547

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMOMSF	Distribution Plan	Class C	$33,695	N/A	N/A	$33,695
	Shareholder Services Plan	Class A	$394,367	N/A	N/A	$394,367
		Class C	$11,232	N/A	N/A	$11,232
		Class Z	$271,218	N/A	N/A	$271,218

BNYMOSCF	Shareholder Services Plan	Investor	$579,091	N/A	N/A	$579,091

BNYMTGF	Distribution Plan	Class C	$18,730	N/A	N/A	$18,730
	Shareholder Services Plan	Class A	$615,649	N/A	N/A	$615,649
		Class C	$6,243	N/A	N/A	$6,243

BNYMISIF	Shareholder Services Plan	Investor	$598,945	N/A	N/A	$598,945

BNYMS&P	Shareholder Services Plan	N/A	$4,975,546	N/A	N/A	$4,975,546

BNYMSSIF	Shareholder Services Plan	Investor	$2,561,468	N/A	N/A	$2,561,468

BNYMDIF	Distribution Plan	Class C	$322	N/A	N/A	$322
	Shareholder Services Plan	Class A	$34,017	N/A	N/A	$34,017
		Class C	$107	N/A	N/A	$107

BNYMDMRESF	Distribution Plan	Class C	$3,004	N/A	N/A	$3,004
	Shareholder Services Plan	Class A	$36,964	N/A	N/A	$36,964
		Class C	$1,001	N/A	N/A	$1,001

BNYMLCEF	Distribution Plan	Class C	$5,028	N/A	N/A	$5,028
	Shareholder Services Plan	Class A	$52,407	N/A	N/A	$52,407
		Class C	$1,676	N/A	N/A	$1,676

BNYMBOF	Distribution Plan	Class C	$78,348	N/A	N/A	$78,348

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Class A	$585,042	N/A	N/A	$585,042
		Class C	$26,116	N/A	N/A	$26,116
		Class Z	$25,443	N/A	N/A	$25,443

BNYMMIF	Shareholder Services Plan	Investor	$3,208,507	N/A	N/A	$3,208,507

BNYMNJMBF	Distribution Plan	Class C	$5,353	N/A	N/A	$5,353
	Shareholder Services Plan	Class A	$678,704	N/A	N/A	$678,704
		Class C	$1,784	N/A	N/A	$1,784
		Class Z	$47,284	N/A	N/A	$47,284

BNYMNYAFMBF	Distribution Plan	Class C	$39,934	N/A	N/A	$39,934
	Shareholder Services Plan	Class A	$512,075	N/A	N/A	$512,075
		Class C	$13,311	N/A	N/A	$13,311
		Class Z*	N/A	N/A	N/A	N/A

BNYMRGF	Distribution Plan	Class C	$45,430	N/A	N/A	$45,430
	Shareholder Services Plan	Class A	$1,468,266	N/A	N/A	$1,468,266
		Class C	$15,143	N/A	N/A	$15,143
		Class Z	$344,720	N/A	N/A	$344,720

BNYMWGF	Distribution Plan	Class C	$140,578	N/A	N/A	$140,578
	Shareholder Services Plan	Class A	$1,469,073	N/A	N/A	$1,469,073
		Class C	$46,859	N/A	N/A	$46,859
DMMF	Shareholder Services Plan-Compensation	Wealth	$1,359,710	N/A	N/A	$1,359,710
	Shareholder Services Plan-Compensation	Service	$5,057,221	N/A	N/A	$5,057,221
	Shareholder Services Plan-Reimbursement	Premier	$21,593	N/A	N/A	$21,593

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

	Administrative Services Plan	Service	$11,125,887	N/A	N/A	$11,125,887

DNMMMF	Shareholder Services Plan-Compensation	Wealth	$1,149,148	N/A	N/A	$1,149,148
	Shareholder Services Plan-Compensation	Service	$759,392	N/A	N/A	$759,392
	Shareholder Services Plan-Reimbursement	Premier	$4,203	N/A	N/A	$4,203
	Administrative Services Plan	Service	$1,670,663	N/A	N/A	$1,670,663

DNYMMMF	Shareholder Services Plan-Compensation	Wealth	$225,188	N/A	N/A	$225,188
	Shareholder Services Plan-Compensation	Service	$62,289	N/A	N/A	$62,289
	Shareholder Services Plan-Reimbursement	Premier	$2,819	N/A	N/A	$2,819
	Administrative Services Plan	Service	$137,035	N/A	N/A	$137,035

● Class Z shares were not offered during the fund's last fiscal year.

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 or $250,000, as applicable, subject to the schedule of sales charges set forth in the fund's prospectus, at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share*	Per Share Sales Charge	Per Share Offering Price to Public

BNYMDTRF	Class A	$14.01	5.75% of offering price (6.10% of NAV per share)	$0.85	$14.86
BNYMDVF	Class A	$41.26	5.75% of offering price (6.10% of NAV per share)	$2.52	$43.78
BNYMGDBIF	Class A	$10.02	4.50% of offering price (4.71% of NAV per share)	$0.47	$10.49
BNYMGRRF	Class A	$13.78	5.75% of offering price (6.10% of NAV per share)	$0.84	$14.62
BNYMOMVF	Class A	$29.67	5.75% of offering price (6.10% of NAV per share)	$1.81	$31.48
BNYMTGF	Class A	$45.58	5.75% of offering price (6.10% of NAV per share)	$2.78	$48.36
BNYMDIF	Class A	$10.27	5.75% of offering price (6.10% of NAV per share)	$0.63	$10.90
BNYMDMRESF	Class A	$6.83	5.75% of offering price (6.10% of NAV per share)	$0.42	$7.25
BNYMLCEF	Class A	$18.02	5.75% of offering price (6.10% of NAV per share)	$1.10	$19.12
BNYMBOF	Class A	$21.55	5.75% of offering price (6.10% of NAV per share)	$1.31	$22.86
BNYMNJMBF	Class A	$11.52	4.50% of offering price (4.71% of NAV per share)	$0.54	$12.06
BNYMNYAFMBF	Class A	$13.29	4.50% of offering price (4.71% of NAV per share)	$0.63	$13.92
BNYMOMSF	Class A	$11.99	4.50% of offering price (4.71% of NAV per share)	$0.56	$12.55

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share*	Per Share Sales Charge	Per Share Offering Price to Public

BNYMRGF	Class A	$13.26	5.75% of offering price (6.10% of NAV per share)	$0.81	$14.07
BNYMWGF	Class A	$61.47	5.75% of offering price (6.10% of NAV per share)	$3.75	$65.22

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year*:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held by Fund

BNYMAF	J.P. Morgan Securities LLC	$33,087,164

BNYMDTRF	N/A

BNYMDVF	J.P. Morgan Securities LLC	$121,688,760
	Morgan Stanley & Co. LLC	$30,248,005

BNYMGDBIF	N/A

BNYMGRRF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$58,662,517
	HSBC Securities (USA) Inc.	$20,624,601
	BNP Paribas Securities Corp.	$3,664,339

BNYMOMVF	N/A

BNYMOMSF	N/A

BNYMOSCF	N/A

BNYMTGF	N/A

BNYMISIF	HSBC Securities (USA) Inc.	$2,949,832
	UBS Securities LLC	$1,591,275
	Macquarie Capital Markets North America LTD.	$784,178

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held by Fund

BNYMAF	J.P. Morgan Securities LLC	$33,087,164

BNYMS&P	J.P. Morgan Securities LLC	$22,092,323
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$9,954,834
	Goldman Sachs & Co. LLC	$5,459,515
	Morgan Stanley & Co. LLC	$4,924,256

BNYMSSIF	Hilltop Securities Inc.	$1,468,307
	Virtu Financial Capital Markets LLC	$1,456,338

BNYMDIF	N/A

BNYMDMRESF	N/A

BNYMLCEF	J.P. Morgan Securities LLC	$9,936,005
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$5,465,363

BNYMBOF	J.P. Morgan Securities LLC	$3,287,604
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$1,969,379
	Morgan Stanley & Co. LLC	$666,805

BNYMMIF	N/A

BNYMNJMBF	N/A

BNYMNYAFMBF	N/A

BNYMRGF	N/A

BNYMWGF	N/A

DMMF	ANZ Securities, Inc.	$120,000,000
	ING Financial Markets LLC	$120,000,000
	BNP Paribas Securities Corp.	$117,000,000
	Cowen and Company	$115,000,000
	Citigroup Global Markets Inc.	$110,000,000
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$100,000,000
	Credit Agricole Securities (USA) Inc.	$92,000,000
	BMO Capital Markets Corp.	$25,000,000

DNMMMF	N/A

DNYMMMF	N/A

* N/A = Not Applicable.

COMMISSIONS

The approximate aggregate amounts paid by each fund for brokerage commissions for its last three fiscal years, none of which were paid to Affiliated Brokers,* were as follows:

Fund	2023 Fiscal Year	2022 Fiscal Year	2021 Fiscal Year
	Commissions	Commissions	Commissions

BNYMDIF	N/A	N/A	N/A
BNYMDMRESF	$327,787	$529,564	$616,890
BNYMDTRF	$109,193	$211,453	$472,066
BNYMDVF	$1,757,611	$1,293,271	$1,293,305
BNYMGDBIF	$20,696	$12,666	$19,626
BNYMGRRF	$1,256,510	$1,497,015	$1,886,205
BNYMISIF	$24,268	$23,917	$28,564
BNYMMIF	$12,541	$29,613	$29,621
BNYMOMVF	$145,032	$129,988	$287,391
BNYMOMSF	N/A	N/A	N/A
BNYMOSCF	$312,829	$384,630	$726,539
BNYMRGF	$348,765	$396,904	$571,585
BNYMS&P	$10,244	$9,451	$16,974
BNYMSSIF	$47,417	$49,410	$50,952
BNYMTGF	$94,531	$99,202	$225,252
BNYMWGF	$101,291	$153,642	$195,644

Fund	2022 Fiscal Year	2021 Fiscal Year	2020 Fiscal Year
	Commissions	Commissions	Commissions

BNYMAF	$120,664	$53,820	$72,302
BNYMBOF	$119,751	$113,941	$113,589
BNYMLCEF	$442,788	$242,825	$182,995
BNYMNJMBF	N/A	N/A	N/A
BNYMNYAFMBF	N/A	N/A	N/A
DMMF	N/A	N/A	N/A
DNMMMF	N/A	N/A	N/A
DNYMMMF	N/A	N/A	N/A

* Although no commissions were paid to Affiliated Brokers directly, unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

BNYMAF	An increase in commissions from 2021 to 2022 was due to an increase in trading volume resulting from share redemption activity.

BNYMDTRF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.

BNYMDVF	N/A

BNYMGDBIF	Fluctuations in commission levels were due to an increase in trading volume in 2021 and 2023.

BNYMGRRF	N/A

Fund	Reason for Any Material Difference in Commissions

BNYMAF	An increase in commissions from 2021 to 2022 was due to an increase in trading volume resulting from share redemption activity.
BNYMOMVF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.
BNYMOMSF	N/A
BNYMOSCF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.
BNYMTGF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.
BNYMISIF	N/A
BNYMS&P	N/A
BNYMSSIF	N/A
BNYMDIF	N/A

BNYMDMRESF	Fluctuations in commission levels were due to an increase in trading volume in 2021 and 2022.

BNYMLCEF	Fluctuations in commission levels were due to an increase in trading volume in 2021 and 2022.
BNYMBOF	N/A

BNYMMIF	Fluctuations in commission levels were due to an increase in trading volume in 2021 and 2022.

BNYMNJMBF	N/A
BNYMNYAFMBF	N/A
BNYMRGF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.

BNYMWGF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.

DMMF	N/A
DNMMMF	N/A
DNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

BNYMAF	$588,102,153	$120,665
BNYMDTRF	$0	N/A
BNYMDVF	$3,825,943,288	$768,951
BNYMGDBIF	$0	N/A
BNYMGRRF	$0	N/A
BNYMOMVF	$164,545,742	$58,185
BNYMOMSF	N/A	N/A
BNYMOSCF	$212,171,909	$128,323
BNYMTGF	$146,209,651	$31,269
BNYMISIF	$0	N/A
BNYMS&P	$0	N/A
BNYMSSIF	$0	N/A
BNYMDIF	$0	N/A
BNYMDMRESF	$276,509,968	$265,841
BNYMLCEF	$1,026,608,532	$146,077
BNYMBOF	$236,019,811	$37,224

Fund	Transactions	Related Commissions

BNYMAF	$588,102,153	$120,665
BNYMMIF	$0	N/A
BNYMNJMBF	$0	N/A
BNYMNYAFMBF	N/A	N/A
BNYMRGF	$1,089,039,764	$332,897
BNYMWGF	$641,062,772	$101,347
DMMF	N/A	N/A
DNMMMF	N/A	N/A
DNYMMMF	N/A	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

BNYMAF	N/A
BNYMDTRF	The fund did not hold long term securities in 2022.
BNYMDVF	N/A
BNYMGDBIF	N/A
BNYMGRRF	N/A
BNYMOMVF	N/A
BNYMOMSF	N/A
BNYMOSCF	N/A
BNYMTGF	N/A
BNYMISIF	N/A
BNYMS&P	N/A
BNYMSSIF	N/A
BNYMDIF	N/A
BNYMDMRESF	N/A
BNYMLCEF	N/A
BNYMBOF	N/A
BNYMMIF	N/A
BNYMNJMBF	N/A
BNYMNYAFMBF	N/A
BNYMRGF	N/A
BNYMWGF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class. Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below.

Date	Fund	Class	Name & Address	Percent Owned

April 3, 2023	BNYMAF	Investor	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	16.7408%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.4100%

		Class I	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	17.2486%

			Morgan Stanley Smith Barney LLC Commission Department Morgan Stanley Private Bank NA 201 Plaza Two, 7th Floor Jersey City, NJ 07311	13.5615%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	11.6279%

			American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	11.3594%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	9.0031%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.8651%

			Raymond James Financial Inc. Mutual Funds House Account Firm 880 Carillon Parkway St. Petersburg, FL 33716-1102	7.8189%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC For the Exclusive Benefit of Our Customers Attention: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	7.5678%

		Class Y	Edward D. Jones & Co. For the Benefit of Our Customers 12555 Manchester Road St. Louis, MO 63131-3729	52.1091%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.0946%

			National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	13.4877%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	9.1206%

			MSCS Financial Services LLC 717 17th Street, Suite 1300 Denver, CO 80202	5.3640%

February 1, 2024	BNYMDTRF	Class A	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	16.0729%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	13.1828%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.7117%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	11.3930%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive, East, 3rd Floor Jacksonville, FL 32246-6484	11.3131%

Date	Fund	Class	Name & Address	Percent Owned

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.6297%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.9073%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	36.0630%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	15.2947%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	15.2411%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	11.8824%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	9.7738%

		Class I	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.3632%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.1951%

		Class Y	SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	44.4874%

			Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	29.7976%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.3792%

Date	Fund	Class	Name & Address	Percent Owned

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.2543%

			Empower Trust 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	5.1274%

December 1, 2023	BNYMDVF	Class A	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.9238%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	6.3819%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	25.5896%

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	19.4988%

			Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	12.2526%

			National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8.5153%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	7.6406%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.2523%

		Class I	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	19.5923%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14.6362%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.0469%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.8037%

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, - 12th Floor New York, NY 10004-1901	7.5850%

			UBS WM USA Special Custody Account Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.6774%

			Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.2448%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.8947%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.1331%

		Class Y	J.P. Morgan Securities LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	40.0749%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	23.7062%

			DCGT as Trustee and/or Custodian 711 High Street Des Moines, IA 50392	7.7425%

Date	Fund	Class	Name & Address	Percent Owned

			Peninsula Truck Lines, Inc. P.O. Box 12765 Overland Park, KS 66282	6.8967%

February 1, 2024	BNYMGDBIF	Class A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	82.8573%

		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	80.2000%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	12.2945%

		Class I	State Street Bank & Trust Co. Various Retirement Plans Transamerica Retirement Solutions Harrison, NY 10528	32.7942%

			Newton Investment Management North America LLC 240 Greenwich Street, 6th Floor New York, NY 10007-2163	27.6876%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.0094%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	12.2163%

		Class Y	SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	58.4124%

			BNY Mellon Yield Enhancement Strategy Fund BNY Mellon Investment Adviser, Inc. 2 Hanson Place, 11th Floor Brooklyn, NY 11217-4717	37.9049%

February 1, 2024	BNYMGRRF	Class A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	22.5477%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	18.8360%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	13.6647%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	13.5294%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	9.6442%

		Class C	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	27.5934%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	19.6791%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	13.1599%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.1203%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive, East, 3rd Floor Jacksonville, FL 32246-6484	7.6192%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	7.3149%

		Class I	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	33.9612%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	11.9554%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.1750%

Date	Fund	Class	Name & Address	Percent Owned

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.7346%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.2675%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive, East, 3rd Floor Jacksonville, FL 32246-6484	5.2651%

		Class Y	SEI Private Trust Company Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456-9989	52.1392%

			BNY Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	20.3288%

			PNC Bank NA Fifth & Wood Street Pittsburgh, PA 15265-0001	7.7132%

December 1, 2023	BNYMOMVF	Class A	National Financial Services, LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14.5874%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	8.7513%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	28.6518%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	27.4426%

			Stifel Nicolaus & Co Inc. Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102-2188	11.9875%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	9.0533%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.7789%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.1145%

		Class I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	31.8737%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	14.4866%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7749%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.9569%

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	5.9448%

		Class Y	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	49.1729%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	21.1953%

			Empower Financial Services, Inc. 8515 East Orchard Road Greenwood Village, CO 80111	19.6461%

Date	Fund	Class	Name & Address	Percent Owned

August 1, 2023	BNYMOMSF	Class A	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	17.1668%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.3604%

			American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	8.3763%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.4731%

			National Financial Services LLC For the Exclusive Benefit of Our Customers Attention: Mutual Fund Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.2938%

		Class C	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	33.7761%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	26.7764%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	11.5602%

			National Financial Services LLC For the Exclusive Benefit of Our Customers Attention: Mutual Fund Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	11.1603%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.5274%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.1980%

		Class I	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	53.4934%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	12.5455%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7009%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	8.0093%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.1516%

			National Financial Services LLC For the Exclusive Benefit of Our Customers Attention: Mutual Fund Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.7966%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.00%

		Class Z	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.6334%

December 1, 2023	BNYMOSCF	Investor	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12.9215%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	11.0098%

		Class I	Ameriprise Advisor Services Inc. The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	29.0493%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	18.3499%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA Special Custody Account For the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	16.9271%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.3735%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.1911%

		Class Y	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	84.2687%

			Empower Trust For Benefit of Empower Benefit Plans 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	15.2519%

December 1, 2023	BNYMTGF	Class A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.3662%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	8.5483%

			Pershing LLC P.O. Box 2052 7th Floor Jersey City, NJ 07303-2052	7.7706%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.8112%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	5.5903%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	35.8390%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	19.7122%

			Charles Schwab & Company, Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	10.6401%

			National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	9.7784%

			J.P. Morgan Securities LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	8.4552%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.3893%

			Ascensus Trust Company For the Benefit of Queensbridge Plaza Pharmacy Corp. P.O. Box 10758 Fargo, ND 58106	5.0377%

		Class I	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	12.4958%

			Pershing LLC Pershing Division Transfer Department P.O. Box 2052, 7th Floor Jersey City, NJ 07303-2052	11.5028%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.8663%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	8.5354%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	7.8388%

			Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7.1671%

			National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.8442%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	6.2076%

			Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.1619%

		Class Y	BNY Mellon Corporation MBC Investment Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	100.0000%

February 1, 2024	BNYMISIF	Investor	VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	35.1747%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	25.1447%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8.7363%

		Class I	SEI Private Trust Co. Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	69.1567%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9451%

Date	Fund	Class	Name & Address	Percent Owned

			VALIC Retirement Services Co. 2727A Allen Parkway, Suite 4-D1 Houston, TX 77019-2107	7.0224%

February 1, 2024	BNYMS&P	N/A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	17.2408%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.0909%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	7.3369%

			Security Distributors One Security Benefit Place Topeka, KS 66636-1000	7.2158%

			Fidelity Investments International 100 Magellan Way Covington, KY 41015-1999	6.2358%

			Nationwide Life Insurance Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.7779%

February 1, 2024	BNYMSSIF	Investor	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	36.1518%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	25.8051%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	6.9253%

		Class I	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	22.8621%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	16.2222%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.7838%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.7822%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.2751%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.2388%

February 1, 2024	BNYMDMRESF	Class A	Nationwide Trust Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	57.9534%

			USI Securities Inc. 95 Glastonbury Road Glastonbury, CT 06033-4438	5.5583%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.1163%

			The Bank of New York Mellon Custodian Ira Glener Woodside, NY	5.0251%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	41.0140%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	33.3098%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	14.1494%

			UBS WM USA 100 Harbor Boulevard Weehawken, NJ 07086-6761	7.6231%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	54.2578%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	20.8779%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	8.9326%

		Class Y	SEI Private Trust Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	95.7747%

February 1, 2024	BNYMDIF	Class A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	55.2347%

			Charles Schwab Trust Bank Company Custodian 2423 E Lincoln Drive Phoenix, AZ 85016-1215	12.8170%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.4995%

		Class C	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	62.0444%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	19.9798%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	17.9755%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	41.4849%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	16.7014%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	14.6799%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	5.8718%

		Class Y	SEI Private Trust Company Attn: Mutual Funds Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

April 3, 2023	BNYMLCEF	Class A	National Financial Services LLC For exclusive benefit of our customers Attn.: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8.2908%

			Merrill Lynch Pierce Fenner & Smith Incorporated For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	7.4322%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.4957%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.1300%

		Class C	The Bank of New York Mellon Cust Rollover IRA FBO Joyce Lipsky Santana Washington Township, NJ	35.7202%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	23.0108%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.7386%

			The Bank of New York Mellon Cust Rollover IRA FBO Robert J. Sacca Accord, NY	7.8311%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.1573%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.2743%

			National Financial Services LLC For exclusive benefit of Our customers Attn. Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.5963%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	10.1514%

		Class Y	SEI Private Trust Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	99.9895%

March 2, 2023	BNYMBOF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.8171%

			National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.7923%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	34.0404%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	28.3943%

			Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	15.9326%

			UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.5327%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	26.4417%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	16.5470%

			RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-1931	8.7017%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.3832%

			Southwest Gas Corporation Foundation 8360 S Durango Drive Las Vegas, NV 89113-4444	7.2932%

			Merrill Lynch Pierce Fenner & Smith Incorporated For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	5.9216%

		Class J	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.3318%

			National Financial Services LLC For Exclusive Benefit of Customers Attn.: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.0358%

			The Bank of New York Mellon 7302 Whitacre Road Madison, WI 53717-1327	5.5066%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	100.0000%

Date	Fund	Class	Name & Address	Percent Owned

		Class Z	Nationwide Life Insurance Company NWVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	12.6010%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.6527%

			National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5.1871%

February 1, 2024	BNYMMIF	Investor	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	24.1821%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	17.3631%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	14.3001%

			Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102	5.1677%

		Class I	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	41.6408%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	25.8088%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	10.6376%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.5342%

April 3, 2023	BNYMNJMBF	Class A	N/A	N/A

Date	Fund	Class	Name & Address	Percent Owned

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	35.1522%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	31.9659%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.7733%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.7805%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.1206%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	27.1229%

			UBS WM USA Exclusive benefit of customers of UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	12.9574%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	11.7707%

			Morgan Stanley Smith Barney LLC For the exclusive benefit of its customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	11.3401%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	10.6455%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.0995%

			National Financial Services LLC For exclusive benefit of its customers Attn.: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.8762%

Date	Fund	Class	Name & Address	Percent Owned

			Raymond James Omnibus For Mutual Funds House Acct. Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.0721%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	100.00%

		Class Z	National Financial Services LLC For exclusive benefit of its customers Attn.: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.0470%

March 1, 2023	BNYMNYAFMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.3191%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.4609%

			Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	5.0966%

		Class C	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	30.8230%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	22.6286%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.3453%

			J.P. Morgan Securities LLC For the Exclusive Benefit of Our Customers 4 Chase Metrotech Center Brooklyn, NY 11245	11.9702%

			National Financial Services LLC For the Exclusive Benefit of Our Customers Attention: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	5.2538%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	26.6219%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	17.1731%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	12.5965%

			National Financial Services LLC for Exclusive Benefit of Our Customers Attention Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	11.4747%

			Charles Schwab & Company Inc 211 Main St San Francisco, CA 94105	5.4945%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	7.1442%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

		Class Z*	N/A	N/A

June 1, 2023	BNYMRGF	Class A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	10.2146%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.2600%

			Wells Fargo Clearing Services LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.1221%

			Pershing LLC Pershing Division Transfer Dept. P.O. Box 2052 – 7th Floor Jersey City, NJ 07303-2052	6.3951%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	Morgan Stanley Smith Barney LLC Commission Department Morgan Stanley Private Bank NA 201 Plaza Two – 7th Floor Jersey City, NJ 07311	14.1794%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	13.7037%

			Reliance Trust CO FBO National Advisors RR P.O. Box 78446 Atlanta, GA 30357	12.7206%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	11.7154%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	11.4840%

			UBS WM USA Special Custody Account For Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.8003%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7879%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.9802%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	16.9990%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	12.0094%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10.3737%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	6.4635%

			Morgan Stanley Smith Barney LLC Commission Department Morgan Stanley Private Bank NA 201 Plaza Two – 7th Floor Jersey City, NJ 07311	6.3921%

			UBS WM USA Special Custody Account For Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.8370%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.1026%

		Class Y	SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	57.9658%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	25.0556%

			Mac & Co. c/o The Bank of New York Mellon 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	10.5747%

		Class Z	N/A	N/A

February 1, 2024	BNYMWGF	Class A	Merrill Lynch, Pierce, Fenner & Smith, Incorporated Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	11.7380%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	9.9184%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	6.8096%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.4359%

			LPL Financial Services 4707 Executive Drive San Diego, CA 92121-3091	6.2208%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	6.1447%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.0183%

		Class C	Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	41.8583%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	11.1740%

			Stifel Nicolaus & Company, Inc. 501 N Broadway Saint Louis, MO 63102-2188	10.7843%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8.0014%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	5.6773%

		Class I	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	14.9955%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	12.8683%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.3834%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10.4724%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.8527%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	8.9773%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	6.5644%

		Class Y	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3710	55.4796%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	7.1771%

			Centennial Bank Trust P.O. Box 7514 Jonesboro, AR 72403	6.9033%

			Ascensus Trust Company P. O. Box 10758 Fargo, ND 58106	6.0059%

			Fidelity Investments Institutional Operations Co. 100 Magellan Way Covington, KY 41015-1999	5.9193%

Date	Fund	Class	Name & Address	Percent Owned

March 1, 2023	DMMF	Wealth	Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	25.8716%

		Service	Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	95.5782%

		Premier	Peoples United Bank Attention Trust Operations P.O. Box 820 Burlington, VT 05402-0820	57.4993%

			Pershing Cash Management Services One Pershing Plaza Harborside III 6th Floor Jersey City, NJ 07399	26.1654%

March 1, 2023	DNMMMF	Wealth	Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	66.2120%

			SWS Securities, Inc. Attention Money Market 717 North Harwood Street Suite 3400 Dallas, TX 75201-6534	12.2816%

		Service	Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	67.3861%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	30.6058%

		Premier	Wells Fargo Clearing Services One North Jefferson Avenue Saint Louis, MO 63103	47.6970%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	17.7830%
			Maril & Co FBO 8M C/O Reliance Trust Co WI 4900 W Brown Deer Rd Milwaukee, WI 53223	12.7947%

			Don H. Rimsky Ardsley on Hudson, NY	10.2773%

			Daniel Ruben TOD P.O. Box 1082 Agoura Hills, CA 91376-1082	5.9962%

March 1, 2023	DNYMMMF	Wealth	Larry A. Wohl New York, NY	21.8164%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	16.9569%

		Service	Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	52.1529%

			BNY Mellon N.A. FBO Bank Custody Solution One Pershing Plaza Jersey City, NJ 07399-0001	46.9535%

		Premier	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	50.4289%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	8.2162%

* Class Z shares were not offered as of the date of this SAI.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of BNYM Investment Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by BNYM Investment Adviser or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYM Investment Adviser).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Mellon Investment Management managers, including BNYM Investment Adviser, may sponsor and/or manage a fund in which a BNY Mellon affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY Mellon affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY Mellon affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY Mellon or its affiliates. In order to mitigate such conflicts, BNY Mellon has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY Mellon. In extraordinary circumstances and subject to certain conditions, BNY Mellon will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYM Investment Adviser).

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in BNY Mellon Appreciation Fund and Wealth shares and Premier shares of each General Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500 for BNY Mellon Appreciation Fund and Wealth shares of each General Fund, or $10,000 for Premier shares of each General Fund.

The minimum initial investment for each fund is $1,000 for full-time or part-time employees of BNYM Investment Adviser or any of its affiliates, directors of BNYM Investment Adviser, board members of a fund advised by BNYM Investment Adviser, or the spouse, domestic partner or minor child of any of the foregoing, and $50 for full-time or part-time employees of BNYM Investment Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of each fund, except Service shares of each General Fund, are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Shares of each fund are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Each fund, except BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, Dreyfus National Municipal Money Market Fund, and Dreyfus New York Municipal Money Market Fund, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Information Pertaining to Purchase Orders

Index Funds. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

TeleTransfer Privilege

General Funds. The ability to purchase shares online pursuant to the TeleTransfer Privilege is not available to Service shares of the funds.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as described below. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients. Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services, as applicable, described in the prospectus or this SAI, you may need to open a fund account directly with the fund. Please consult your Service Agent.

Former Class B Shares of Certain Funds. On March 13, 2012, outstanding Class B shares of BNY Mellon Balanced Opportunity Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Dynamic Value Fund, BNY

Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund converted to Class A shares.

Class C Shares of Multi-Class Funds.  Class C shares purchased directly from the fund or through a Service Agent, except as otherwise disclosed in the fund's prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

Old Class T Shares of Certain Funds. BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Dynamic Total Return Fund, and BNY Mellon Worldwide Growth Fund offered Old Class T shares prior to February 4, 2009.

Class I Shares of Certain Funds. Shareholders who received Class I shares in exchange for Institutional shares of a predecessor series of BNY Hamilton Funds or who received Class A shares in exchange for Class A shares of a predecessor series of BNY Hamilton Funds, which shares were subsequently converted to Class I shares, may purchase directly from the fund, for accounts maintained with the fund, Class I shares of BNY Mellon Large Cap Equity Fund and BNY Mellon Developed Markets Real Estate Securities Fund.

Holders of Class I shares of BNY Mellon Worldwide Growth Fund who have held their shares since June 5, 2003 may purchase directly from the fund, for accounts maintained with the fund, Class I shares of the fund whether or not they would otherwise be eligible to do so.

Class I shares of certain funds that do not offer Class Y shares are offered to certain other funds in the BNY Mellon Family of Funds and/or certain funds in BNY Mellon Funds Trust.

U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, may purchase Class I shares of a fund directly through the Retail Services Division of the Distributor, provided they consent to receive electronically all relevant fund documents, including account statements, confirmations, tax forms, prospectuses, SAIs, supplements, proxy statements and shareholder reports, and make an initial investment in the fund of at least $1,000. Consent to receive electronic delivery may be revoked at any time. Upon such revocation, any Class I shares of a fund held by such investor may be converted to Class A shares of the fund. In addition, the funds reserve the right to convert Class I shares held by a board member or employee of BNY Mellon into Class A shares after the board member or employee ceases to serve in that capacity.

Class J Shares of Certain Funds. Holders of Class J shares of BNY Mellon Balanced Opportunity Fund may purchase additional Class J shares of the fund for their existing accounts.

Class Z Shares of Certain Funds. Shareholders of BNY Mellon Balanced Opportunity Fund or BNY Mellon New Jersey Municipal Bond Fund who received Class Z shares of the respective fund in exchange for their shares of BNY Mellon Balanced Fund, Inc. or BNY Mellon New Jersey Intermediate Municipal Bond Fund, respectively, as a result of the reorganization of such funds (each a "Reorganized Fund") may purchase directly from the fund, for accounts maintained with the fund, Class Z shares of the respective fund.

Certain broker-dealers and other financial institutions maintaining accounts with a Reorganized Fund, at the time of the reorganization of each such fund, may open new accounts in Class Z shares of the acquiring fund, on behalf of qualified Retirement Plans and "wrap accounts" or similar programs. Class Z shares of BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund generally are not available for new accounts.

Shareholders of BNY Mellon Research Growth Fund with fund accounts that existed on September 30, 2008 may purchase directly from the fund, for accounts maintained with the fund, Class Z shares of the fund. Certain broker-dealers and other financial institutions maintaining accounts with BNY Mellon Research Growth Fund on September 30, 2008 may open new accounts in Class Z shares of the fund on behalf of qualified Retirement Plans and "wrap accounts" or similar programs.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."

Class A Shares Offered at Net Asset Value. For shareholders of BNY Mellon Opportunistic Midcap Value Fund who have beneficially owned Class A shares of the fund since May 29, 2008, the public offering price for Class A shares of the fund purchased directly from the fund, for accounts maintained with the fund, is the net asset value per share of that class.

The public offering price for Class A shares of BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund is the net asset value per share of that class, plus a sales load as shown below:

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 or more	-0-	-0-	Up to 1.00

____________________________

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of BNY Mellon Opportunistic Municipal Securities Fund or BNY Mellon New York AMT-Free Municipal Bond Fund purchased without an initial sales load as part of an investment of $250,000 or more may be assessed at the time of redemption a 1.00% CDSC if redeemed within one year of the date of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1.00% of the net asset value of Class A shares of BNY Mellon Opportunistic Municipal Securities Fund or BNY Mellon New York AMT-Free Municipal Bond Fund purchased by their clients as part of a $250,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

Class A shares of BNY Mellon Balanced Opportunity Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Diversified International Fund may be purchased directly from the fund at net asset value without a sales load by participants in a health savings account program, provided that the health savings account program has maintained an account with the fund since on or before January 31, 2016. Health savings accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state tax consequences.

If you are a shareholder of a Multi-Class Fund listed above who beneficially owned Class A shares of such fund on the date indicated and would like to purchase additional shares of the fund at net asset value without a sales load, you must let the fund know at the time of purchase that you qualify for such a waiver of the sales load. If you do not let the fund know that you are eligible for a waiver, you may not receive the waiver to which you are otherwise entitled. In order to receive a waiver, you may be required to provide the fund with evidence of your qualification for the waiver, such as records regarding shares of the Multi-Class Fund held in accounts with a Service Agent, other financial intermediaries, or the fund.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*

BNY Mellon Balanced Opportunity Fund
BNY Mellon Diversified International Fund
BNY Mellon Global Dynamic Bond Income Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Global Real Return Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon Opportunistic Midcap Value Fund
BNY Mellon Research Growth Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Dynamic Total Return Fund
BNY Mellon Worldwide Growth Fund

TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
BNY Mellon International Stock Index Fund BNY Mellon Midcap Index Fund BNY Mellon S&P 500 Index Fund BNY Mellon Smallcap Stock Index Fund	Wire Redemption Privilege
BNY Mellon Opportunistic Small Cap Fund BNY Mellon Appreciation Fund	TeleTransfer Privilege Wire Redemption Privilege
BNY Mellon New Jersey Municipal Bond Fund BNY Mellon Opportunistic Municipal Securities Fund BNY Mellon New York AMT-Free Municipal Bond Fund	Checkwriting Privilege (Class A and Z shares only) TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus Money Market Fund Dreyfus National Municipal Money Market Fund Dreyfus New York Municipal Money Market Fund	Checkwriting Privilege TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege

* Institutional Direct accounts are not eligible for online services.

Information Pertaining to Redemptions

Index Funds. To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

Wire Redemption Privilege

General Funds. By using the Wire Redemption Privilege, you authorize the fund and the Transfer Agent to act on telephone (including over the Express voice-activated account access system), letter or, with respect to Wealth shares of the fund, online redemption instructions, from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

TeleTransfer Privilege

General Funds. The ability to redeem shares online pursuant to the TeleTransfer Privilege is not available to Service shares of the funds.

Redemption Through an Authorized Entity

General Funds. If an Authorized Entity transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, with respect to Dreyfus New York Municipal Money Market Fund and Dreyfus National Municipal Money Market Fund, or by 5:00 p.m., Eastern time, with respect to Dreyfus Money Market Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received by the Transfer Agent after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received by the Transfer Agent after 8:00 p.m., Eastern time, the redemption request is effective on the next business day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*

BNY Mellon Appreciation Fund
BNY Mellon International Stock Index Fund
BNY Mellon Midcap Index Fund
BNY Mellon Opportunistic Small Cap Fund
BNY Mellon Research Growth Fund
BNY Mellon S&P 500 Index Fund
BNY Mellon Smallcap Stock Index Fund
Dreyfus Money Market Fund

Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon Balanced Opportunity Fund
BNY Mellon Diversified International Fund
BNY Mellon Global Dynamic Bond Income Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon Opportunistic Midcap Value Fund
BNY Mellon Research Growth Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Dynamic Total Return Fund
BNY Mellon Worldwide Growth Fund

Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon New Jersey Municipal Bond Fund BNY Mellon New York AMT-Free Municipal Bond Fund BNY Mellon Opportunistic Municipal Securities Fund	Fund Exchanges Auto-Exchange Privilege Automatic Asset Builder Government Direct Deposit Privilege Payroll Savings Plan† Dividend Options Automatic Withdrawal Plan Letter of Intent
Dreyfus National Municipal Money Market Fund Dreyfus New York Municipal Money Market Fund	Fund Exchanges Auto-Exchange Privilege Automatic Asset Builder Government Direct Deposit Privilege Payroll Savings Plan Dividend Options Automatic Withdrawal Plan

* Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described in Part III of this SAI. Institutional Direct accounts are not eligible for online services.

† Payroll Savings Plan is applicable to Class Z Shares only of BNY Mellon Opportunistic Municipal Securities Fund.

Fund Exchanges

General Funds. To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Wealth and Premier shares of the funds, online. The ability to issue exchange instructions by telephone is given to shareholders of each fund automatically. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone and, with respect to Wealth and Premier shares, online instructions (including over the Express voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

DISTRIBUTION PLANS, NON-RULE 12b-1 SERVICES PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Administrative Services Plans" and "Additional Information About Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon Balanced Opportunity Fund
BNY Mellon Diversified International Fund
BNY Mellon Global Dynamic Bond Income Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Global Real Return Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon New Jersey Municipal Bond Fund
BNY Mellon Opportunistic Midcap Value Fund
BNY Mellon Research Growth Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Dynamic Total Return Fund
BNY Mellon Worldwide Growth Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% with respect to Class C shares for distributing Class C shares. The Distributor may pay one or more Service Agents in respect of distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% with respect to Class A and Class C shares for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon Opportunistic Municipal Securities Fund BNY Mellon New York AMT-Free Municipal Bond Fund	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing Class C shares. The Distributor may pay one or more Service Agents in respect of distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon Opportunistic Municipal Securities Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class A and Class C shares, and pays the Distributor 0.20% for the provision of certain services to the holders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon New York AMT-Free Municipal Bond Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class A and Class C shares and reimburses the Distributor up to .25% for the provision of certain services to the holders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, with respect to Class A and Class C shares, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon International Stock Index Fund BNY Mellon Midcap Index Fund BNY Mellon S&P 500 Index Fund**** BNY Mellon Smallcap Stock Index Fund	Investor	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% with respect to Investor shares for the provision of certain services to shareholders and/or the maintenance of shareholder accounts. Services may include answering shareholder inquiries and providing reports and other information to shareholders regarding the fund, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon Opportunistic Small Cap Fund BNY Mellon Appreciation Fund	Investor	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% with respect to Investor shares for the provision of certain services to the shareholders of Investor shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Money Market Fund Dreyfus National Municipal Money Market Fund Dreyfus New York Municipal Money Market Fund	Wealth	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Wealth shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus National Municipal Money Market Fund Dreyfus New York Municipal Money Market Fund Dreyfus Money Market Fund	Premier	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.05% (0.25% in the case of Dreyfus Money Market Fund) for certain allocated expenses of providing certain services to the holders of Premier shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts.

Dreyfus National Municipal Money Market Fund Dreyfus New York Municipal Money Market Fund Dreyfus Money Market Fund	Service	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Service shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon Balanced Opportunity Fund BNY Mellon New Jersey Municipal Bond Fund BNY Mellon Research Growth Fund	Class Z	Shareholder Services Plan (servicing)	The fund reimburses the Distributor with respect to Class Z shares an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.

* As applicable to the funds listed (not all funds have all classes shown).

** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

**** Shares of the fund are not designated as a separate class.

ADMINISTRATIVE SERVICES PLANS

Administrative Services Plan. Dreyfus National Municipal Money Market Fund. The fund has adopted an Administrative Services Plan, with respect to Service shares, pursuant to which the fund may pay the Distributor for the provision of certain recordkeeping and other related services (which are not services for which a "service fee" as defined under the Conduct Rules of FINRA is intended to compensate). Pursuant to the Administrative Services Plan, the fund has agreed to pay the Distributor a fee at the annual rate of 0.55% of the value of the average daily net assets attributable to the fund's Service shares for the provision of such services, which include, at a minimum: mailing periodic reports, prospectuses and other fund communications to beneficial owners of Service shares; client onboarding; anti-money laundering and related regulatory oversight; manual transaction processing; transmitting wires; withholding on dividends and distributions as may be required by state or Federal authorities from time to time; receiving, tabulating, and transmitting proxies executed by beneficial owners of Service shares; fund statistical reporting; technical support; business continuity support; and blue sky support.

Dreyfus Money Market Fund. The fund has adopted an Administrative Services Plan, with respect to Service shares, pursuant to which the fund may pay the Distributor for the provision of certain recordkeeping and other related services (which are not services for which a "service fee" as defined under the Conduct Rules of FINRA is intended to compensate). Pursuant to the Administrative Services Plan, the fund has agreed to pay the Distributor a fee at the annual rate of 0.55% of the value of the average daily net assets attributable to the fund's Service shares for the provision of such services, which include, at a minimum: mailing periodic reports, prospectuses and other fund communications to beneficial owners of Service shares; client onboarding; anti-money laundering and related regulatory oversight; manual transaction processing; transmitting wires; withholding on dividends and distributions as may be required by state or Federal authorities from time to time; receiving, tabulating, and transmitting proxies executed by beneficial owners of Service shares; fund statistical reporting; technical support; business continuity support; and blue sky support.

Dreyfus New York Municipal Money Market Fund. The fund has adopted an Administrative Services Plan, with respect to Service shares, pursuant to which the fund may pay the Distributor for the provision of certain recordkeeping and other related services (which are not services for which a "service fee" as defined under the Conduct Rules of FINRA is intended to compensate). Pursuant to the Administrative Services Plan, the fund has agreed to pay the Distributor a fee at the annual rate of 0.55% of the value of the average daily net assets attributable to the fund's Service shares for the provision of such services, which include, at a minimum: mailing periodic reports, prospectuses and other fund communications to beneficial owners of Service shares; client onboarding; anti-money laundering and related regulatory oversight; manual transaction processing; transmitting wires; withholding on dividends and distributions as may be required by state or Federal authorities from time to time; receiving, tabulating, and transmitting proxies executed by beneficial owners of Service shares; fund statistical reporting; technical support; business continuity support; and blue sky support.

A written quarterly report of the amounts expended under the Administrative Services Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. In addition, the plan provides that material amendments must be approved by the board and by a majority of the board members who are

Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the plan or in any agreements entered into in connection with the plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Administrative Services Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the plan. As to each class of shares, the Administrative Services Plan is terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the plan or in any agreements entered into in connection with the plan.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

BNY Mellon Diversified International Fund normally allocates its assets among Underlying Funds that invest primarily in equity securities issued by U.S. and foreign companies.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)

BNY Mellon Appreciation Fund	✓	✓	✓
BNY Mellon Balanced Opportunity Fund	✓	✓	✓	✓	✓ (up to 5% of total assets)	✓	✓
BNY Mellon Diversified International Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Global Dynamic Bond Income Fund	✓		✓	✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓	✓	✓	✓		✓	✓
BNY Mellon Global Real Return Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓	✓	✓	✓		✓	✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)

BNY Mellon New Jersey Municipal Bond Fund			✓		✓ (up to 20% of net assets)	✓ (municipal securities only)
BNY Mellon New York AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 30% of net assets)	✓ (municipal securities only)
BNY Mellon Opportunistic Midcap Value Fund	✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund			✓	✓	✓ (up to 30% of net assets)	✓ (municipal securities only)
BNY Mellon Opportunistic Small Cap Fund	✓	✓	✓
BNY Mellon Research Growth Fund	✓	✓	✓	✓
BNY Mellon Dynamic Total Return Fund	✓		✓	✓	✓	✓
BNY Mellon Dynamic Value Fund	✓	✓	✓	✓	✓[4]
BNY Mellon Technology Growth Fund	✓	✓	✓
BNY Mellon Worldwide Growth Fund	✓	✓	✓	✓	✓	✓
Index Funds	✓		✓

1 Except as otherwise noted, (1) includes common and preferred stock, convertible securities and warrants and (2) each fund, except as otherwise noted, is limited to investing 5% of its net assets in warrants (2% of net assets in the case of BNY Mellon Research Growth Fund and BNY Mellon Appreciation Fund), except that this limitation does not apply to warrants purchased by a fund that are sold in units with, or attached to, other securities. BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon New Jersey Municipal Bond Fund, and BNY Mellon Dynamic Total Return Fund are not subject to (2). For BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon Smallcap Stock Index Fund, includes common stock only.

 BNY Mellon Global Dynamic Bond Income Fund may only invest in common stock to a limited extent. From time to time, the fund may hold common stock sold in units with, or attached to, debt securities purchased by the fund. The fund may hold common stock received upon the conversion of convertible securities. In connection with its investments in corporate debt securities, or restructuring of investments it owned, the fund may receive warrants or other non-income producing equity securities. The fund may retain such securities until the Adviser determines it is appropriate in light of current market conditions for the fund to dispose of such securities.

2 For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Research Growth Fund, BNY Mellon Appreciation Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund, see "Money Market Instruments" below.

3 For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund, municipal securities only. BNY Mellon Worldwide Growth Fund currently intends to invest less than 35% of its net assets in high yield and lower-rated securities. For each of BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund and BNY Mellon Worldwide Growth Fund, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

4 The fund may invest up to 20% of net assets in non-investment grade securities rated as low as Caa by Moody's or CCC by S&P.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations

BNY Mellon Appreciation Fund
BNY Mellon Balanced Opportunity Fund	✓	✓ (municipal securities only)	✓	✓
BNY Mellon Diversified International Fund	✓	✓	✓ (intends to invest less than 5% of its assets)	✓	✓
BNY Mellon Dynamic Total Return Fund	✓	✓	✓	✓	✓
BNY Mellon Dynamic Value Fund
BNY Mellon Global Dynamic Bond Income Fund	✓	✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓	✓	✓	✓	✓
BNY Mellon Global Real Return Fund	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓	✓	✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon New York AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Opportunistic Midcap Value Fund
BNY Mellon Opportunistic Municipal Securities Fund	✓	✓ (municipal securities only)
BNY Mellon Opportunistic Small Cap Fund
BNY Mellon Research Growth Fund
BNY Mellon Technology Growth Fund
BNY Mellon Worldwide Growth Fund
Index Funds

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[7]	Foreign Securities	Emerging Markets[9]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds

BNY Mellon Appreciation Fund				✓	✓[8]		✓[11]
BNY Mellon Balanced Opportunity Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Diversified International Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Global Dynamic Bond Income Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund			✓	✓	✓	✓	✓
BNY Mellon Global Real Return Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund			✓	✓	✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund	✓			✓
BNY Mellon New York AMT-Free Municipal Bond Fund	✓			✓
BNY Mellon Opportunistic Midcap Value Fund			✓	✓	✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund	✓			✓
BNY Mellon Opportunistic Small Cap Fund			✓	✓	✓ (up to 15% of assets)	✓	✓
BNY Mellon Research Growth Fund				✓	✓ (up to 25% of net assets)		✓

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[7]	Foreign Securities	Emerging Markets[9]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds

BNY Mellon Dynamic Value Fund			✓	✓	✓ (up to 30% of net assets)	✓	✓
BNY Mellon Technology Growth Fund			✓		✓ (up to 25% of net assets)	✓	✓
BNY Mellon Dynamic Total Return Fund	✓		✓[6]	✓	✓	✓ (up to 30% of net assets)	✓	✓
BNY Mellon Worldwide Growth Fund				✓	✓		✓
Index Funds			✓	✓[10]	✓		✓[12]

5 BNY Mellon Balanced Opportunity Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Global Real Return Fund and BNY Mellon Dynamic Total Return Fund each currently intends to invest no more than 25% of its assets in municipal securities; however, this percentage may be varied from time to time without shareholder approval.

6 BNY Mellon Dynamic Total Return Fund may gain investment exposure to REITs through investment in ETFs that generally track specified market indices. Under normal market conditions, the fund's investment in REIT-related ETFs is not expected to exceed 5% of the fund's total assets. The fund, however, may invest up to 10% of its total assets in REIT-related ETFs. In addition, the fund may invest up to 5% of its total assets directly in REITs.

7 Except for BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. Except for BNY Mellon New Jersey Municipal Bond Fund, the Index Funds, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund, generally (1) when the Sub-Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. BNY Mellon Global Real Return Fund's and BNY Mellon Dynamic Total Return Fund's investments in money market instruments are not limited to (1) and (2). BNY Mellon Balanced Opportunity Fund currently intends to limit the entry into repurchase agreements (other than for temporary defensive purposes) to no more than 5% of the fund's net assets. The Index Funds may invest cash reserves in money market instruments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

 For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Opportunistic Municipal Securities Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch (or, in the case of each of BNY Mellon New York AMT-Free Municipal Bond Fund and BNY Mellon Opportunistic Municipal Securities Fund, not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch); certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When a fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey personal income tax, New York State and New York City personal income taxes, or from federal income tax, as appropriate. Under normal market conditions, BNY Mellon New Jersey Municipal Bond Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

8 BNY Mellon Appreciation Fund may invest up to 10% of the value of its net assets in securities of foreign governments and foreign companies which are not publicly traded in the United States.

9 For BNY Mellon Dynamic Total Return Fund, emerging market countries generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index.

10 Commercial paper will consist only of direct obligations which, at the time of their purchase, are (1) rated at least Prime-1 by Moody's or A-1 by S&P, (2) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (3) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

11 BNY Mellon Appreciation Fund may invest in U.S. dollar-denominated ADRs and New York Shares only.

12 BNY Mellon International Stock Index Fund only.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	MLPs	Futures Transactions	Options Transactions[13]

BNY Mellon Appreciation Fund		✓			✓		✓
BNY Mellon Balanced Opportunity Fund	✓	✓	✓		✓	✓	✓
BNY Mellon Diversified International Fund	✓	✓	✓		✓	✓	✓
BNY Mellon Global Dynamic Bond Income Fund	✓	✓	✓			✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓	✓	✓		✓	✓	✓
BNY Mellon Global Real Return Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓	✓	✓		✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund		✓				✓	✓
BNY Mellon New York AMT-Free Municipal Bond Fund		✓				✓	✓
BNY Mellon Opportunistic Midcap Value Fund		✓	✓		✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund		✓				✓	✓
BNY Mellon Opportunistic Small Cap Fund		✓	✓		✓	✓	✓
BNY Mellon Research Growth Fund		✓	✓		✓	✓	✓
BNY Mellon Dynamic Value Fund		✓	✓		✓	✓	✓
BNY Mellon Technology Growth Fund		✓	✓		✓	✓	✓
BNY Mellon Dynamic Total Return Fund	✓	✓	✓	✓	✓[14]	✓	✓
BNY Mellon Worldwide Growth Fund		✓			✓
Index Funds		✓	✓		✓	✓

13 Each fund, other than BNY Mellon Balanced Opportunity Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Dynamic Total Return Fund, and BNY Mellon Appreciation Fund, (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

BNY Mellon Large Cap Equity Fund may use listed equity options to seek to enhance returns and/or mitigate risk. The fund will engage in "covered" option transactions only, where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy. The fund will limit investments in options to 20% (based on the notional value of the options) of the fund's total assets and will limit the value of all total premiums paid or received to 5% of the fund's total assets.

BNY Mellon Appreciation Fund may only write (i.e., sell) covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and purchase call options and may not purchase put options.

14 BNY Mellon Dynamic Total Return Fund may gain investment exposure to MLPs through investment in ETFs and exchange-traded notes (ETNs) that generally track specified market indices. Under normal market conditions, the fund's investment in MLP-related ETFs and MLP-related ETNs is not expected to exceed 5% of the fund's total assets. The fund, however, may invest up to 10% of its total assets in MLP-related ETFs and MLP-related ETNs. Any investment by the fund in MLP-related ETFs and MLP-related ETNs that provide exposure to commodities is subject to the requirement that the fund invest no more than 25% of its total assets in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary, and any other investment that provides exposure to commodities.

Fund	Swap Transactions[15]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[16]	Participatory Notes	Custodial Receipts

BNY Mellon Appreciation Fund
BNY Mellon Balanced Opportunity Fund	✓		✓			✓
BNY Mellon Diversified International Fund	✓		✓	✓	✓	✓ (municipal securities only)
BNY Mellon Global Dynamic Bond Income Fund	✓		✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓		✓	✓	✓
BNY Mellon Global Real Return Fund	✓		✓	✓	✓	✓ (municipal securities only)
BNY Mellon Large Cap Equity Fund	✓		✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund	✓		✓			✓ (municipal securities only)
BNY Mellon New York AMT-Free Municipal Bond Fund
BNY Mellon Opportunistic Midcap Value Fund	✓			✓
BNY Mellon Opportunistic Municipal Securities Fund
BNY Mellon Opportunistic Small Cap Fund	✓			✓
BNY Mellon Research Growth Fund	✓
BNY Mellon Dynamic Value Fund	✓			✓
BNY Mellon Technology Growth Fund	✓			✓

Fund	Swap Transactions[15]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[16]	Participatory Notes	Custodial Receipts

BNY Mellon Dynamic Total Return Fund	✓		✓	✓		✓ (municipal securities only)
BNY Mellon Worldwide Growth Fund
Index Funds

15 For BNY Mellon Diversified International Fund, includes contracts for difference.

16 For each fund, other than BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Dynamic Total Return Fund, structured notes only.

 BNY Mellon Global Real Return Fund also may invest in structured securities or hybrid instruments whose return is based on, or otherwise determined by reference to, a commodity, commodity index or commodity-related instrument.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[17]	Lending Portfolio Securities	Borrowing Money[18]

BNY Mellon Appreciation Fund	✓			✓	✓
BNY Mellon Balanced Opportunity Fund	✓		✓	✓	✓
BNY Mellon Diversified International Fund	✓		✓	✓	✓
BNY Mellon Global Dynamic Bond Income Fund	✓		✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓		✓	✓	✓
BNY Mellon Global Real Return Fund	✓	✓[19]	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓		✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund				✓	✓
BNY Mellon New York AMT-Free Municipal Bond Fund			✓	✓	✓
BNY Mellon Opportunistic Midcap Value Fund	✓		✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund			✓	✓	✓
BNY Mellon Opportunistic Small Cap Fund	✓		✓	✓	✓
BNY Mellon Research Growth Fund	✓		✓	✓	✓
BNY Mellon Dynamic Value Fund	✓		✓	✓	✓
BNY Mellon Technology Growth Fund	✓		✓	✓	✓
BNY Mellon Dynamic Total Return Fund	✓	✓[20]	✓		✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[17]	Lending Portfolio Securities	Borrowing Money[18]

BNY Mellon Worldwide Growth Fund	✓			✓	✓
Index Funds	✓[21]			✓	✓

17 BNY Mellon Balanced Opportunity Fund, BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets. BNY Mellon Dynamic Total Return Fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

 For BNY Mellon Diversified International Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Research Growth Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Dynamic Total Return Fund, the Index Funds, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box. Restriction (2) does not apply to BNY Mellon Research Growth Fund.

18 BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds, along with BNY Mellon Dynamic Total Return Fund, may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 BNY Mellon International Stock Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Dynamic Total Return Fund, BNY Mellon Appreciation Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon Worldwide Growth Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 BNY Mellon S&P 500 Index Fund, BNY Mellon Midcap Index Fund and BNY Mellon New York AMT-Free Municipal Bond Fund may borrow (in the case of BNY Mellon New York AMT-Free Municipal Bond Fund, from banks) only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

19 The fund may seek to achieve investment exposure to commodity markets through commodity-related ETFs, ETNs and permissible derivative instruments, as well as through investments in the Subsidiary, as described in the prospectus.

20 The fund may seek to achieve investment exposure to commodity markets through commodity-related ETFs and swap agreements related to those ETFs and through investments in the Subsidiary, as described in the prospectus.

21 BNY Mellon International Stock Index Fund only. The other Index Funds do not engage in foreign currency transactions.

Fund	Borrowing Money for Leverage[18]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Investments	Private Placements

BNY Mellon Appreciation Fund					✓
BNY Mellon Balanced Opportunity Fund		✓	✓	✓	✓
BNY Mellon Diversified International Fund		✓	✓	✓	✓
BNY Mellon Global Dynamic Bond Income Fund		✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund		✓	✓	✓	✓
BNY Mellon Global Real Return Fund		✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund		✓	✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund			✓		✓
BNY Mellon New York AMT-Free Municipal Bond Fund			✓		✓
BNY Mellon Opportunistic Midcap Value Fund	✓	✓	✓		✓	✓
BNY Mellon Opportunistic Municipal Securities Fund			✓		✓
BNY Mellon Opportunistic Small Cap Fund	✓	✓	✓		✓	✓
BNY Mellon Research Growth Fund			✓		✓
BNY Mellon Dynamic Value Fund			✓		✓
BNY Mellon Technology Growth Fund	✓	✓	✓		✓	✓
BNY Mellon Dynamic Total Return Fund		✓	✓	✓	✓

Fund	Borrowing Money for Leverage[18]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Investments	Private Placements

BNY Mellon Worldwide Growth Fund			✓		✓
Index Funds

BNY Mellon Dynamic Total Return Fund. The fund has established and may invest in the Subsidiary to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The fund and the Subsidiary will test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. By investing in such a subsidiary, the fund is exposed to the risks associated with the Subsidiary's commodity-related securities and other instruments. The fund may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by BNYM Investment Adviser and sub-advised by NIMNA (prior to September 1, 2021, Mellon) and has the same investment objective as the fund.

The custodian of the Subsidiary's assets is Citibank, N.A., located at 388 Greenwich Street, New York, New York 10013. The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary's investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary's assets held in custody and receives certain securities transaction charges.

BNY Mellon Global Real Return Fund. The fund has established and may invest in the Subsidiary to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary principally invests in commodity-related instruments, including futures and options contracts and swap agreements that provide exposure to the commodity markets and pooled investment vehicles that invest in commodities. The Subsidiary also may invest in other instruments, including those serving as margin or collateral for the Subsidiary's derivatives positions. The fund and the Subsidiary will test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. By investing in the Subsidiary, the fund is exposed to the risks associated with the Subsidiary's commodity-related securities and other instruments. The fund may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by BNYM Investment Adviser and sub-advised by NIM and has the same investment objective as the fund.

The custodian of the Subsidiary's assets is Citibank, N.A., located at 388 Greenwich Street, New York, New York 10013. The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary's investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary's assets held in custody and receives certain securities transaction charges.

Index Funds. Each fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its Index. Each fund will attempt to achieve a correlation between its performance and that of the fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Each fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the fund's Index is calculated, the size of the fund's portfolio, the amount of cash or cash equivalents held in the fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the fund's Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant fund's shareholders, a fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the fund seeks to match. None of the funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

A large percentage of the Index BNY Mellon International Stock Index Fund seeks to match is comprised of Japanese securities. Therefore, stocks of Japanese companies will represent a correspondingly large component of the fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.

Money Market Funds

Fund	U.S. Government Securities[22]	Repurchase Agreements[22,23]	Bank Obligations[22]	Participation Interests	Floating and Variable Rate Obligations

Dreyfus Money Market Fund	✓	✓	✓	✓	✓
Dreyfus National Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus New York Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓

22 For Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund, see the definition of Money Fund Taxable Investments following this chart.

23 For Dreyfus Money Market Fund, repurchase agreements may be collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality, and equity securities ("credit and/or equity collateral").

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities

Dreyfus Money Market Fund	✓	✓	✓		✓[24]
Dreyfus National Municipal Money Market Fund		✓	✓	✓
Dreyfus New York Municipal Money Market Fund		✓	✓	✓

24 Dreyfus Money Market Fund may invest only in U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers.

Fund	Illiquid Investments	Borrowing Money[25]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[26]

Dreyfus Money Market Fund	✓	✓			✓
Dreyfus National Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New York Municipal Money Market Fund	✓	✓		✓	✓

25 Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund each currently intends to borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.
Dreyfus Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

26 Other than pursuant to the Interfund Borrowing and Lending Program.
For Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus New York Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable New York Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.
Notwithstanding anything in this SAI to the contrary, the money market funds are limited to investing in high quality securities that BNYM Investment Adviser has determined present minimal credit risks.

The SEC adopted Rule 18f-4 under the 1940 Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the 1940 Act. The rule defines "derivatives transactions" as (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument ("derivatives instrument"), under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) investment in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, unless (a) the fund intends to physically settle the transaction and (b) the transaction will settle within 35 days of its trade date; (iii) any short sale borrowing; and (iv) any reverse repurchase agreement or similar financing transactions if a fund relies on Rule 18f-4(d)(1)(ii) and therefore is required to treat its reverse repurchase agreements and similar financing transactions as derivatives transactions. Funds that use derivatives, other than "limited" derivatives users, must comply with one of two value-at-risk ("VaR") based limits on fund leverage: (1) a default test based on relative VaR (i.e., 200% of the VaR of the fund's designated reference portfolio, which either may be an index that meets certain requirements, or the fund's own securities portfolio (excluding derivatives transactions); or (2) if applicable, an exception to the default test based on absolute VaR (i.e., 20% of the value of the fund's net assets). The rule also requires funds that use derivatives, other than "limited" derivatives users, to adopt and implement a written derivatives risk management program (a "DRM Program") administered by a board-approved derivatives risk manager (a "DRM"). The DRM Program must include the following elements: (1) the identification and assessment of derivatives risks; (2) the establishment, maintenance, and enforcement of investment, risk management or related guidelines that provide for quantitative or otherwise measurable criteria, metrics or thresholds related to the derivatives risks; (3) stress testing of the derivatives risks; (4) backtesting of the VaR calculation model; (5) internal reporting and escalation of certain matters to the fund's portfolio management team and board; and (6) periodic review by the DRM. A fund that is a "limited" derivatives user is not required to adopt a DRM Program or otherwise comply with a VaR test if it adopts and implements policies and procedures reasonably designed to manage the fund's derivatives risks. A fund will qualify as a "limited" derivatives user if its derivative exposure does not exceed 10% of its net assets, excluding derivatives transactions used to hedge certain currency and interest rate risks. The rule defines the term "derivatives exposure" to mean the sum of: (1) the gross notional amounts of a fund's derivatives transactions and (2) in the case of short sale borrowings, the value of any asset sold short. Derivatives instruments that do not involve future payment obligations—and therefore are not a "derivatives transaction" under the rule—are not included in a fund's derivatives exposure.

The board has appointed a DRM and a DRM Program has been adopted with respect to BNY Mellon Dynamic Total Return Fund, BNY Mellon Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund. BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, Inc., BNY Mellon S&P 500 Index Fund, and BNY Mellon Smallcap Stock Index Fund have been deemed to be "limited" derivatives users and the board for those funds has adopted and implemented policies and procedures reasonably designed to manage the funds' derivatives risks, including counterparty risk, leverage risk, liquidity risk, market risk, operational risk, and legal risk.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). For purposes of the 1940 Act, a "majority" of the outstanding voting securities currently means the lesser of (i) 67% or more of the shares of the fund present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the fund. "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Research Growth Fund, BNY Mellon Dynamic Total Return Fund, Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

BNY Mellon Balanced Opportunity Fund, BNY Mellon International Stock Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.

BNY Mellon Midcap Index Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. For BNY Mellon Midcap Index Fund, transactions in futures and options do not involve any borrowing for purposes of this restriction. For BNY Mellon New York AMT-Free Municipal Bond Fund, transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

BNY Mellon Opportunistic Municipal Securities Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this Fundamental Policy.

BNY Mellon S&P 500 Index Fund. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from The Bank of New York Mellon, an affiliate of BNYM Investment Adviser) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

2. Commodities

BNY Mellon Balanced Opportunity Fund and BNY Mellon Dynamic Total Return Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon Diversified International Fund, BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices. (This Fundamental Policy shall not prohibit a fund, subject to restrictions described in its prospectus and this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities law.)

BNY Mellon International Stock Index Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Invest in commodities, except that the fund may invest in futures contracts as described in the fund's prospectus and this SAI.

(See also Fundamental Policy No. 12 for the fundamental policy regarding investment in commodities for BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund.)

3. Issuer Diversification

BNY Mellon Diversified International Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets and does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

BNY Mellon Research Growth Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the voting securities of such issuer.

Purchase the securities of any issuer if such purchase would cause more that 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof).

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank.

Dreyfus National Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the fund's total assets.

(See the end of this section for information regarding issuer diversification requirements applicable to money market funds.)

4. Industry Concentration

BNY Mellon Appreciation Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

BNY Mellon Diversified International Fund, BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. The real estate sectors, with respect to BNY Mellon Developed Markets Real Estate Securities Fund, in general are not considered an industry for purposes of this Fundamental Policy.

BNY Mellon Midcap Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P MidCap 400 Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Global Real Return Fund and BNY Mellon Dynamic Total Return Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy with respect to BNY Mellon Technology Growth Fund, the technology sector in general is not considered an industry.

BNY Mellon Opportunistic Municipal Securities Fund. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

BNY Mellon International Stock Index Fund and BNY Mellon Smallcap Stock Index Fund. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund's benchmark index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon S&P 500 Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P 500 Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Research Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry.

BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.

Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon Worldwide Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Money Market Fund. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus National Municipal Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

Dreyfus New York Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

5. Investing for Control

BNY Mellon Midcap Index Fund, BNY Mellon Research Growth Fund and BNY Mellon S&P 500 Index Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Invest in companies for the purpose of exercising control.

6. Loans

BNY Mellon Balanced Opportunity Fund, BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon Dynamic Total Return Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Large

Cap Equity Fund, and Dreyfus Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon International Stock Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Research Growth Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to in the fund's prospectus. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

7. Margin and Short Sales

BNY Mellon Research Growth Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

BNY Mellon International Stock Index Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

BNY Mellon Balanced Opportunity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

BNY Mellon New Jersey Municipal Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Money Market Fund. Sell securities short.

8. Options

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Purchase, sell or write puts, calls or combinations thereof.

Dreyfus Money Market Fund. Write or purchase put or call options.

9. Limit on Companies with Limited Operations

BNY Mellon Midcap Index Fund and BNY Mellon Research Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

10. Limit Where Affiliated Persons Involved

BNY Mellon Research Growth Fund. Purchase or retain the securities of any issuer if the officers or directors of the fund or of BNYM Investment Adviser, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.

BNY Mellon Research Growth Fund. Purchase from or sell to any of its officers or directors or firms of which any of them are affiliated persons any securities (other than capital stock of the fund), but such persons or firms may act as brokers for the fund for customary commissions.

11. Pledging Assets

BNY Mellon Midcap Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

BNY Mellon New York AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the fund's assets.

BNY Mellon S&P 500 Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

Dreyfus Money Market Fund. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

12. Real Estate; Oil and Gas

BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund and BNY Mellon Dynamic Total Return Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

BNY Mellon International Stock Index Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

BNY Mellon New Jersey Municipal Bond Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Midcap Index Fund. Purchase, hold or deal in real estate, REIT securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon S&P 500 Index Fund. Purchase, hold or deal in real estate, or oil and gas interests, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

BNY Mellon Research Growth Fund. Purchase, hold or deal in real estate (except for corporate office purposes), but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

Dreyfus Money Market Fund. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein.

13. Senior Securities

BNY Mellon Appreciation Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 12 and Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Large Cap Equity Fund and BNY Mellon Dynamic Total Return Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 4 and 7 may be deemed to give rise to a senior security.

BNY Mellon International Stock Index Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Worldwide Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the fund's Fundamental Policy Nos. 1, 2 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

BNY Mellon New Jersey Municipal Bond Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 12 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

BNY Mellon Research Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

(See the end of this section for information regarding issuing senior securities with respect to BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund.)

14. Underwriting

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Dynamic Total Return Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon Research Growth Fund. Act as an underwriter of securities of other issuers.

BNY Mellon Midcap Index Fund. Act as an underwriter of securities of other issuers. The fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

BNY Mellon S&P 500 Index Fund. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act (so-called "restricted securities"). BNY Mellon S&P 500 Index Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund. Act as underwriter of securities of other issuers, except (i) the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Money Market Fund. Underwrite the securities of other issuers.

15. Warrants

BNY Mellon Research Growth Fund. Purchase warrants in excess of 2% of its net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

16. Other

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined in this SAI and in the fund's prospectus and those arising out of transactions in futures and options.

*****

For purposes of the restriction on industry concentration, BNY Mellon Developed Markets Real Estate Securities Fund invests more than 25% of its net assets in the group of industries comprising the real estate sector.

For purposes of the restriction on industry concentration, BNY Mellon Technology Growth Fund invests more than 25% of its net assets in the group of industries comprising the technology sector.

In addition to the Fundamental Policies described above, the following Fundamental Policy also applies to BNY Mellon Appreciation Fund: The fund may invest, notwithstanding any other Policy (whether or not Fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the fund.

Section 18(f) prohibits a registered open-end investment company from issuing or selling any senior security of which it is the issuer, with limited exceptions. Accordingly, BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund may not issue any senior security as provided in Section 18(f) of the 1940 Act.

For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, Dreyfus New York Municipal Money Market Fund and Dreyfus National Municipal Money Market Fund, for purposes of industry concentration determinations:

● A Municipal Bond backed principally by assets and revenues of non-governmental issuers will be deemed to be a security of an issuer in the "industry" of that non-governmental issuer and subject to the industry concentration restriction; and

● Municipal Bonds or Municipal Obligations, where the payment of principal and interest for such securities is derived solely from a specific project, are grouped together as an "industry."

In addition, as a Fundamental Policy, each of BNY Mellon Smallcap Stock Index Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Midcap Index Fund, BNY Mellon Dynamic Total Return Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon International Stock Index Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Money market funds are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex but, generally, immediately after the acquisition of any security:

● a money market fund other than a single state municipal money market fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)

● a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee

The requirements outlined above are subject to a number of qualifications and exceptions.

With respect to BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, BNY Mellon Worldwide Growth Fund, Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund, and Dreyfus New York Municipal Money Market Fund, unless "net assets" are stated, references to a percentage of the "assets" of a fund included in the Fundamental Policies described above should be considered to mean the "total assets" of that fund.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

Notwithstanding investments and activities referenced in the Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI (and, for money market funds, Rule 2a-7 under the 1940 Act).

Nonfundamental Policies

Each fund, as indicated, may not:

1. Arbitrage

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Engage in arbitrage transactions.

2. Investing for Control

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Dynamic Total Return Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Invest in the securities of a company (for BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund, other than their respective Subsidiary) for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

BNY Mellon New Jersey Municipal Bond Fund, Dreyfus National Municipal Money Market Fund, and Dreyfus New York Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

3. Margin

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Large Cap Equity Fund and BNY Mellon Dynamic Total Return Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

4. Pledging Assets

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund and BNY Mellon Large Cap Equity Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

BNY Mellon Research Growth Fund and Dreyfus New York Municipal Money Market Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

BNY Mellon International Stock Index Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon New Jersey Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Opportunistic Municipal Securities Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

BNY Mellon Dynamic Total Return Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow and initial or variation margin arrangements in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments and permitted transactions.

Dreyfus National Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

5. Limit on Companies with Limited Operations

BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon Dynamic Value Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

6. Purchase Securities of Other Investment Companies

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Midcap Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Research Growth Fund, BNY Mellon S&P 500 Index Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Dynamic Total Return Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

BNY Mellon Appreciation Fund, BNY Mellon Worldwide Growth Fund, Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

7. Puts/Calls

BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Research Growth Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

8. Illiquid Investments

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Diversified International Fund, BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Dynamic Total Return Fund, Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund, and Dreyfus New York Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

BNY Mellon New Jersey Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which no secondary market exists and the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

9. Short Sales

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Sell securities short, but reserves the right to sell securities short against the box (a transaction in which the fund enters into a short sale of a security which the fund owns).

Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund. Sell securities short or purchase securities on margin.

10. Warrants

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Purchase warrants (excluding those acquired by the fund in units or attached to securities).

11. Issuer Diversification

BNY Mellon Global Real Return Fund. Invest more than 5% of the value of its total assets in the obligations of any single issuer (except securities of the U.S. Government or any instrumentality thereof).

12. Industry Concentration

BNY Mellon Global Real Return Fund. Invest more than 20% of the value of its total assets in the securities of issuers in any single industry (except securities of the U.S. Government or any instrumentality thereof).

13. Investment in Other than Municipal Bonds

BNY Mellon New Jersey Municipal Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

14. Other

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. The fund may not purchase or retain the securities of any issuer if the officers or board members of the fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

Dreyfus Money Market Fund. Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the fund, and are consistent with the fund's investment objective. Any such investment would be subject to prior disclosure in the fund's prospectus and SAI.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, such policies are not limited to time of investment and must be maintained on an ongoing basis; if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, with respect to the funds' policies pertaining to purchasing illiquid investments, if a fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time.

BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus. A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

BNY Mellon Appreciation Fund	Fundamental	Diversified
BNY Mellon Balanced Opportunity Fund	Fundamental	Diversified
BNY Mellon Diversified International Fund	Fundamental	Diversified
BNY Mellon Global Dynamic Bond Income Fund	Nonfundamental	Diversified
BNY Mellon Developed Markets Real Estate Securities Fund	Fundamental	Diversified
BNY Mellon Global Real Return Fund	Nonfundamental	Diversified
BNY Mellon International Stock Index Fund	Fundamental	Diversified
BNY Mellon Large Cap Equity Fund	Fundamental	Diversified
BNY Mellon Midcap Index Fund	Fundamental	Diversified
BNY Mellon New Jersey Municipal Bond Fund	Fundamental	Non-Diversified
BNY Mellon New York AMT-Free Municipal Bond Fund	Fundamental	Non-Diversified
BNY Mellon Opportunistic Midcap Value Fund	Fundamental	Diversified
BNY Mellon Opportunistic Municipal Securities Fund	Fundamental	Diversified
BNY Mellon Opportunistic Small Cap Fund	Fundamental	Diversified
BNY Mellon Research Growth Fund	Fundamental	Diversified
BNY Mellon S&P 500 Index Fund	Fundamental	Diversified
BNY Mellon Smallcap Stock Index Fund	Fundamental	Diversified
BNY Mellon Dynamic Value Fund	Fundamental	Diversified
BNY Mellon Technology Growth Fund	Fundamental	Diversified
BNY Mellon Dynamic Total Return Fund	Fundamental	Diversified
BNY Mellon Worldwide Growth Fund	Fundamental	Diversified
Dreyfus Money Market Fund	Fundamental	Diversified
Dreyfus National Municipal Money Market Fund	Fundamental	Diversified
Dreyfus New York Municipal Money Market Fund	Fundamental	Diversified

The classification of BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund or BNY Mellon Smallcap Stock Index Fund may change solely as a result of changes in the composition of the index the fund seeks to track (e.g., changes in weightings of one or more component securities).

Names. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or, notwithstanding any contrary information in the fund's prospectus, other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	80% Test	Fundamental Policy?

BNY Mellon Global Dynamic Bond Income Fund	Bonds and other instruments that provide investment exposure to global bond markets	No
BNY Mellon Developed Markets Real Estate Securities Fund	Publicly-traded equity securities of companies principally engaged in the real estate sector, as described in the fund's prospectus	No
BNY Mellon International Stock Index Fund	Stocks included in the MSCI EAFE Index and in futures whose performance is tied to certain countries included in the index*	No
BNY Mellon Dynamic Value Fund	Stocks	No

Fund	80% Test	Fundamental Policy?

BNY Mellon Large Cap Equity Fund	Equity securities of large capitalization companies, as described in the fund's prospectus	No
BNY Mellon Opportunistic Midcap Value Fund	Equity securities of mid-cap companies, as described in the fund's prospectus	No
BNY Mellon Opportunistic Municipal Securities Fund	Municipal Bonds	Yes
BNY Mellon Midcap Index Fund	Stocks included in the S&P MidCap 400 Index and in futures whose performance is tied to the index*	No
BNY Mellon New Jersey Municipal Bond Fund

Municipal Bonds of the State of New Jersey, its political subdivisions, authorities and corporations and certain other specified securities that provide income exempt from federal and New Jersey state personal income taxes

Yes
BNY Mellon New York AMT-Free Municipal Bond Fund	New York Municipal Bonds	Yes
	New York Municipal Bonds that provide income exempt from the AMT	No
BNY Mellon Opportunistic Small Cap Fund	Stocks of small-cap companies	No
BNY Mellon Research Growth Fund	Common stocks	No
BNY Mellon S&P 500 Index Fund	Stocks included in the S&P 500 Index and in futures whose performance is tied to the index*	No
BNY Mellon Smallcap Stock Index Fund	Stocks included in the S&P SmallCap 600 Index and in futures whose performance is tied to the index*	No
BNY Mellon Technology Growth Fund	Stocks of growth companies of any size that BNYM Investment Adviser believes to be leading producers or beneficiaries of technological innovation	No
BNY Mellon Worldwide Growth Fund	Common stocks	No
Dreyfus National Municipal Money Market Fund	Municipal Obligations	Yes
Dreyfus New York Municipal Money Market Fund	New York Municipal Obligations	Yes

* The fund generally is fully invested in such investments.

DIVIDENDS AND DISTRIBUTIONS

BNY Mellon New Jersey Municipal Bond Fund.

The fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for regular business.

BNY Mellon Opportunistic Municipal Securities Fund, Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund.

Each fund's NAV is calculated on any day the NYSE is open. In addition, each money market fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association recommends that fixed income securities markets be open for the day or a portion of the day.  In the event the NYSE and fixed income securities markets are closed but the Federal Reserve Bank is open, Dreyfus Money Market Fund may, but is not required to, calculate the fund's NAV and accept purchase and redemption requests.  Each fund ordinarily declares dividends from its net investment income on each day its NAV is calculated.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), and the dates of organization. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*

BNY Mellon Appreciation Fund, Inc.	Maryland	July 30, 1980
BNY Mellon Advantage Funds, Inc.	Maryland	November 16, 1993
BNY Mellon Global Dynamic Bond Income Fund
BNY Mellon Global Real Return Fund
BNY Mellon Opportunistic Midcap Value Fund
BNY Mellon Opportunistic Small Cap Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Dynamic Total Return Fund
BNY Mellon Index Funds, Inc.	Maryland	October 6, 1989
BNY Mellon International Stock Index Fund
BNY Mellon S&P 500 Index Fund
BNY Mellon Smallcap Stock Index Fund
BNY Mellon Investment Funds VI	Massachusetts	July 28, 1995
BNY Mellon Balanced Opportunity Fund
BNY Mellon Midcap Index Fund, Inc.	Maryland	June 6, 1991
BNY Mellon New Jersey Municipal Bond Fund, Inc.	Maryland	January 11, 1988
BNY Mellon New York AMT-Free Municipal Bond Fund	Massachusetts	June 4, 1986
BNY Mellon Opportunistic Municipal Securities Fund	Massachusetts	June 4, 1986
BNY Mellon Investment Funds V, Inc.	Maryland	November 21, 1991
BNY Mellon Diversified International Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon Research Growth Fund, Inc.	Delaware Maryland	June 23, 1969 Reorganized as a Maryland corporation on July 23, 1981
BNY Mellon Worldwide Growth Fund, Inc.	Maryland	February 5, 1993
General Money Market Fund, Inc.	Maryland	May 15, 1981
Dreyfus Money Market Fund
General Municipal Money Market Funds, Inc.	Maryland	April 8, 1982

Name	State of Organization	Date of Organization*

Dreyfus National Municipal Money Market Fund
General New York Municipal Money Market Fund	Massachusetts	September 19, 1986
Dreyfus New York Municipal Money Market Fund

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Expense Arrangements

Index Funds. All expenses incurred in the operation of the funds are borne by BNYM Investment Adviser, except management fees, Shareholder Services Plan fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested board members, fees and expenses of independent counsel to the fund and to the non-interested board members, and any extraordinary expenses.

Expense Limitations

BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund. BNYM Investment Adviser has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to BNYM Investment Adviser under the fund's agreement with BNYM Investment Adviser, or BNYM Investment Adviser will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon New Jersey Municipal Bond Fund. BNYM Investment Adviser has agreed that, if in any fiscal year, the aggregate expenses of Class A shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the fund's average net assets attributable to Class A shares for the fiscal year, the fund may deduct from the payment to be made to BNYM Investment Adviser under the fund's agreement with BNYM Investment Adviser, or BNYM Investment Adviser will bear, such excess expense with respect to Class A shares of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon Research Growth Fund. BNYM Investment Adviser has agreed that if in any fiscal year the aggregate expenses of Class Z shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the fund's average daily net assets attributable to Class Z shares of the fund for the fiscal year, the fund may deduct from the payment to be made to BNYM Investment Adviser under the fund's agreement with BNYM Investment Adviser, or BNYM Investment Adviser will bear, such excess expense with respect to Class Z of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund, and Dreyfus New York Municipal Money Market Fund. BNYM Investment Adviser has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of the fund for that fiscal year, the fund may deduct from the payment to be made to BNYM Investment Adviser under the fund's agreement with BNYM Investment Adviser, or BNYM Investment Adviser will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

Index Licensing Disclosures—S&P

BNY Mellon S&P 500 Index Fund, BNY Mellon Midcap Index Fund and BNY Mellon Smallcap Stock Index Fund. The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, S&P 400 Index or S&P 600 Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the relevant Indexes which are determined, composed and calculated by S&P without regard to the funds. S&P has no obligation to take the needs of the funds or the owners of the funds into consideration in determining, composing or calculating the S&P 500 Index, S&P 400 Index or S&P 600 Index, respectively. S&P is not responsible for and has not participated in the calculation of the funds' net asset value, nor is S&P a distributor of the funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BNY MELLON S&P 500 INDEX FUNDS, BNY MELLON MIDCAP INDEX FUND, INC. OR BNY MELLON SMALLCAP STOCK INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the funds and to the Independent Board Members.

Ernst & Young LLP, One Manhattan West, New York, New York 10001, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

New Jersey

COVID-19 Matters

On March 9, 2020, due to the rapid emergence of COVID-19 cases in New Jersey, Governor Murphy issued an executive order declaring a public health emergency and a state of emergency. Since then, the Governor has issued a series of executive orders placing various restrictions on business and personal activities to mitigate the effects of

COVID-19 on the citizens of the State. The State's restrictions on economic activity began to ease in May 2020. The outlook for both the State and national economies continues to be influenced by the COVID-19 pandemic.
General Information

New Jersey is the eleventh largest state in population and the fifth smallest in land area. There were just under 8.9 million persons residing in New Jersey according to the latest population estimates from the U.S. Census Bureau as of July 1, 2019. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. The State's economic base is diversified, consisting of a variety of construction, manufacturing, logistics, and service industries, supplemented by rural areas with selective commercial agriculture.

The economic outlook was positive for the State at the start of 2020, with the New Jersey labor market adding 23,000 jobs in the first two months, continuing the growth trend of 2019 when 31,100 jobs were added. The onset of the COVID-19 pandemic in March 2020 changed the State's economic picture. During the second quarter of 2020, real gross product in the State declined at an annualized rate of 35.6%, although the State has recovered since that time. For instance, payroll employment grew by an average of 69,600 jobs per month from May to September 2020, followed by a plateau as health considerations required pandemic-related restrictions to remain in place. The State added 5,300 jobs from October 2020 to January 2021, and the State's unemployment rate, which peaked at 16.6% in April 2020, improved to 7.9% by January 2021. Through January 2021, the New Jersey labor market had recovered 49.3% of the total jobs lost from the spring of 2020.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30, with the exception of Fiscal Years 2020 and 2021. In accordance with Chapter 19, Fiscal Year 2020 was extended by three months to end on September 30, 2020, and the date of the beginning of Fiscal Year 2021 was delayed to October 1, 2020. Fiscal Year 2022 begins July 1, 2021 and ends on June 30, 2022. New Jersey's budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the State Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. Pursuant to the Appropriations Clause, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. The State Legislature enacts the Appropriations Act on an annual basis which provides the basic framework for the operation of governmental funds, including the State General Fund. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year. The Appropriations Clause requires that at the time of enactment of the annual Appropriations Act, the Governor certify that there are sufficient resources available to support the line item appropriations in the Appropriations Act.

State Funds

State General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the State General Fund. Most revenues received from taxes, federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the State General Fund. Revenues into the State General Fund were $20.6 billion in Fiscal Year 2020, and are estimated to be $27.7 billion and $23.3 billion in Fiscal Years 2021 and 2022, respectively. Appropriations from the State General Fund were approximately $20.9 billion in Fiscal Year 2020, and are estimated to be $24.9 billion and $27.3 billion in Fiscal Years 2021 and 2022, respectively.

Property Tax Relief Fund. This fund accounts for revenues from the gross income tax and for revenues derived from a tax rate of 0.5% imposed under the sales and use tax, both of which are constitutionally dedicated toward property tax relief and reform, respectively. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. Revenues into this fund were $17.1 billion in Fiscal Year 2020, and are estimated to be $16.1 billion and $17.1 billion in Fiscal Years 2021 and 2022, respectively. Property tax relief appropriations were approximately $17.3 billion in Fiscal Year 2020, and are estimated to be $16.0 billion and $17.1 billion in Fiscal Years 2021 and 2022, respectively.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the State General Fund or are created to hold revenues derived from private sources.

Unemployment Insurance Trust Fund. In Fiscal Year 2018, the Unemployment Insurance Trust Fund, which provides funding for unemployment benefits in the State, received approximately $2.1 billion in contributions from employers and workers while paying out approximately $2.0 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2019, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $1.9 billion. In Fiscal Year 2020, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $4.3 billion. As of June 30, 2020, the State's trust fund balance, on a cash basis, was approximately $0.9 billion.

Other Revenue Sources

Federal Aid. Actual federal aid receipts in the State General Fund and the Special Transportation Fund for Fiscal Year 2020 amounted to $16.41 billion. Federal receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2021 and 2022 are estimated to be $17.85 billion and $19.21 billion, respectively. Anticipated federal aid receipts for Fiscal Year 2022 are composed of $12.56 billion for health-related family programs, $1.24 billion for other human services, $0.97 billion for education, $0.54 billion for labor, $1.15 billion for transportation and the remainder for all other federal aid programs.

The Disaster Relief Appropriations Act of 2013 appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities impacted by Superstorm Sandy, including providing funds directly to private homeowners and businesses.

Atlantic City and Legalized Gambling. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Revenues for Fiscal Year 2020 were approximately $262.5 million. Revenues are estimated to be $326.3 million and $338.5 million in Fiscal Years 2021 and 2022, respectively.

State Economy and Finances

The Governor's Fiscal Year 2022 Budget Message anticipates Fiscal Year 2021 revenues of $44.2 billion, and revenue growth between Fiscal Year 2020 and Fiscal Year 2021 is now projected at $6.2 billion, up 16.3% overall. However, baseline Fiscal Year 2021 revenues are forecast to increase by about $1.9 billion to $39.9 billion, or 5.0%, when excluding the $4.288 billion of Emergency General Obligation Bond funds. Moreover, this revised Fiscal Year 2021 revenue total of $39.9 billion is $1.25 billion below the amount forecasted in February 2020, indicating that State revenues have not fully recovered to pre-pandemic levels. Estimated total revenues for Fiscal Year 2022 are $40.86 billion. Revenues from the State General Fund would make up over 50% of revenues–approximately $23.32 billion. The sales and use tax collections for Fiscal Year 2022 are estimated to total $10.99 billion. The gross income tax collections for Fiscal Year 2022 are estimated to total $16.26 billion. The corporation business tax collections for Fiscal Year 2022 are estimated to total $3.73 billion. The Fiscal Year 2022 Appropriations Act calls for $44.83 billion in appropriations, of which $19.99 billion is for State aid. In addition, $13.07 billion is appropriated for grants-in-aid, $9.45 billion is appropriated for direct State services, $1.93 billion is appropriated for capital construction and $395.2 million is appropriated for debt service on State general obligation bonds.

Fiscal Year 2022 revenues are forecasted at $40.9 billion, down $3.3 billion from revised Fiscal Year 2021 levels. However, excluding the $4.3 billion of Emergency General Obligation Bond funds from the Fiscal Year 2021 revenue base, the forecast for underlying revenues is up 2.4% from Fiscal Year 2021. The Fiscal Year 2022 GIT revenue estimate of $16.3 billion assumes total net collections grow by 6.4%. GIT growth resumes off the lower levels seen during the COVID-19 Pandemic, returning to the Fiscal Year 2020 level. The Fiscal Year 2022 GIT forecast also includes two new proposed tax benefit enhancements. The Child and Dependent Care Credit will be increased and extended to include incomes up to $150,000. This credit will also be made refundable. Total tax savings for families due to this credit are estimated to rise from about $11.5 million under current law to about $28.7 million, an increase of $17.2 million for families. Also, the Earned Income Tax Credit will be extended to certain senior taxpayers, for an estimated new benefit of about $8.2 million. CBT revenue collections of $3.7 billion are anticipated to be up $282.8 million from Fiscal Year 2021 levels, an increase of 8.2%. Annual PTBAIT credits will continue to constrain net GIT and CBT collections, but overall State revenues in Fiscal Year 2022 are unchanged because of the annual PTBAIT payments. Sales Tax revenue is projected to rise 2.7% in Fiscal Year 2022, up $287.1 million and reaching a total of $10.9 billion.

The COVID-19 pandemic created revenue losses for the State in Fiscal Years 2020 and 2021 and the State expects that these revenue losses may continue into Fiscal Year 2022. The State is expected to receive more than $6.4 billion in direct federal State Fiscal Relief Funds ("SFRF") under the American Rescue Plan Act ("ARP"), which was signed into law by President Biden on March 11, 2021. In addition to SFRF funds, more than $8.6 billion will be provided to support local governments, school districts, higher educational institutions, as well as to supplement other existing federal grants for specific services. It is also expected that $9.6 billion will be provided directly to residents in the form of $1,400 stimulus payments. Since the ARP was signed into law after the Governor's Fiscal Year 2022 Budget Message, this funding is not currently reflected in the Fiscal Year 2022 budget.

Annual appropriations are based on an estimate of costs. There are various factors that could result in expenditures significantly higher or lower than current forecasts.

State Indebtedness

General. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit. As of June 30, 2020, the State had $1.60 billion of State general obligation bonds outstanding.

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. Fiscal Years 2021 and 2022 appropriations are estimated to be $641.2 million and $395.2 million respectively, representing principal and interest payments for general obligation bonds.

Variable Rate Obligations. As of June 30, 2020, the Transportation Trust Fund Authority and the New Jersey Economic Development Authority had outstanding, in the aggregate, approximately $528 million of variable rate demand obligations, which bear interest at a rate that resets weekly based on the Securities Industry and Financial Markets Association (SIFMA) rate plus a fixed spread. There are no letters of credit in support of these notes.

Obligations Supported By State Revenue Subject to Annual Appropriation. The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of obligations supported by State revenue subject to annual debt service appropriations as of June 30, 2020 is $31.8 billion.

Tax and Revenue Anticipation Notes. The State issues tax and revenue anticipation notes ("TRANs") to aid in providing effective cash flow management by funding timing imbalances which occur in the collection and disbursement of the State General Fund and Property Tax Relief Fund revenues. TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such TRANs constitute special obligations of the State payable solely from monies on deposit in the State General Fund and the Property Tax Relief Fund and legally available for such payment. TRANs are payable solely from revenues attributable to the fiscal year in which the TRANs were issued. The State does not intend to issue TRANs during Fiscal Year 2021.

State Pension Plans

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State sponsors and operates seven defined benefit pension plans (collectively, the "Pension Plans"). Public Employees' Retirement System ("PERS") and Teachers' Pension and Annuity Fund are the largest plans, which as of June 30, 2020 covered 246,776 and 156,402 active members, respectively, and 183,652 and 108,297 retired members, respectively. The other systems are Police and Firemen's Retirement System ("PFRS"), Consolidated Police and Firemen's Pension Fund, State Police Retirement System, Judicial Retirement System and Prison Officers' Pension Fund. The State is not the only employer participating in PERS and PFRS. Local governments also participate as employers. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State on one hand and the local governments on the other hand.

State law requires the Pension Plans to conduct an annual actuarial valuation. Ordinarily, the actuarial valuations of the Pension Plans are completed approximately six to eight months after the end of a fiscal year. As a result, the recommended contribution rates for the Pension Plans apply not to the fiscal year immediately following the fiscal year covered by the actuarial valuations but the second immediately following fiscal year. For example, the actuarially recommended rates of contribution in the actuarial valuations of the Pension Plans as of July 1, 2020 are applicable to the Fiscal Year ending June 30, 2022. In the case of the expected rate of return of assets, the actual rate of return of the Pension Plans depends on the performance of the investment portfolio. The value of the securities in the investment portfolio can dramatically change from one Fiscal Year to the next, which could, in turn, contribute to substantial increases or decreases in the applicable unfunded actuarial accrued liability ("UAAL"). The unaudited year-to-date investment rate of return for Fiscal Year 2021 was 16.8% as of February 28, 2021. The actual investment rate of return for Fiscal Years 2020 and 2019 was 1.21% and 6.27%, respectively. The annualized return for the three-year period ended June 30, 2020 was 5.46%. The rate of return on assets assumed by the actuary in the most recent June 30, 2020 valuations was 7.3%. The assumed rate of return for valuation purposes was lowered from 7.5% to 7.3% beginning with the July 1, 2019 actuarial valuation. The State plans a gradual reduction in the assumed rate of return to 7% in two steps from 7.5% to 7.3% effective with the June 30, 2019 actuarial valuation and from 7.3% to 7% effective with the June 30, 2021 actuarial valuation.

As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than assumed investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s, and reductions in member contributions, the Pension Plans experienced a deterioration in their financial condition. As a result, the State believes that, in addition to the existing assets of the Pension Plans, the expected earnings on those assets, and contributions from members of the Pension Plans, the State will need to make significantly larger contributions to the Pension Plans in the future to ensure that the Pension Plans will have a sufficient amount of assets to fund expected retirement benefits.

Pursuant to the Lottery Enterprise Contribution Act of 2017 ("LECA"), the State's lottery and related assets (the "Lottery Enterprise") has been contributed to certain eligible Pension Plans for a 30-year term (the "Lottery Contribution"). LECA is expected to provide for a special asset adjustment to the amount of the annual actuarially recommended contribution to the eligible Pension Plans of approximately $1.10 billion for Fiscal Year 2022. LECA does not contain a provision permitting the termination of the Lottery Contribution prior to the end of its 30-year term, however, future legislation could amend or reverse the Lottery Contribution (which is re-valued at least every five years). Under current valuation assumptions, the contribution of the Lottery Enterprise is expected to generate an estimated $37 billion for the eligible Pension Plans over the 30-year term of the Lottery Contribution. The Lottery Contribution, valued as of June 30, 2020 at $12.569 billion, decreased the funded ratio of those Pension Plans, as of June 30, 2020, on a revised basis, from 49.8% to 37.6%.

As of June 30, 2020, excluding the estimated value of the Lottery Contribution, the State's portion of the aggregate market value of all of the assets of the Pension Plans, as determined by the Pension Plans' actuaries, was approximately $35.3 billion. As of June 30, 2020, the State's portion of the aggregate actuarial value of all assets of the Pension Plans was $38.8 billion.

Litigation

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

Verizon Americas Inc. (fka Vodafone Americas, Inc.) v. Director, Division of Taxation. On July 28, 2016, Verizon Americas Inc. ("Verizon") filed a series of complaints in the Tax Court of New Jersey, contesting the 2016 denial of a tax refund by the State' Division of Taxation ("Division"). The Division concluded that Verizon was a general partner in a partnership doing business in New Jersey and, thus, subject to the State's Corporation Business Tax. In the Complaints, Verizon asserts that it is not subject to tax and entitled to a refund for tax years ending December 2002 and March 2014. The parties are in the initial discovery stage. The State is vigorously defending this matter.

Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance. On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the Division seeking a refund of self-procured insurance premium taxes. On August 9, 2016, the Division denied Johnson & Johnson's refund claim. Johnson & Johnson filed a complaint in the Tax Court on October 24, 2016 challenging the Division's denial of the refund claim. The State's answer was filed on February 21, 2017. Both parties moved for summary judgment. The motions were argued in the Tax Court on February 26, 2018. The Tax Court issued an opinion and order on June 15, 2018, granting summary judgment to the State and dismissing Johnson & Johnson's complaint. Johnson & Johnson filed a notice of appeal with the Appellate Division on July 27, 2018. On September 25, 2019, the Appellate Division reversed the Tax Court decision and remanded the case to the Tax Court for determination of the refund amount due. The State filed a petition for certification with the New Jersey Supreme Court, which granted the petition for certification on February 19, 2020. Oral argument was held on October 27, 2020, and the New Jersey Supreme Court issued a per curiam opinion on December 7, 2020, affirming the Appellate Division's opinion.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to more than $30 million in damages for the taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint on December 8, 1992 after the Department of Environmental Protection ("DEP") denied an application for 366 single family homes. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, the plaintiff served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP has initiated the reconsideration process pursuant to the regulations.

On June 4, 2014, DEP issued its amelioration authorization which approves development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. DEP also required mitigation of 25 acres of barren land to serve the migratory bird species which now use the subject property. The plaintiff has reinstated its longstanding complaint in the trial court, claiming the amelioration authorization is excessive for this environmentally sensitive property and therefore does not follow DEP's rules, and is also inadequate to avoid a taking. The trial was scheduled to begin around November 12, 2019. The trial court has ruled that DEP holds the burden of proof. DEP filed an interlocutory motion for leave to appeal the burden of proof assignment, but the Appellate Division denied the motion. Surrounding neighbors have also formed a nonprofit entity and intervened to challenge the amelioration authorization. On March 10, 2021, the parties entered into a settlement to resolve this matter.

Gomez v. DCPP et al. On March 12, 2012, the plaintiff's child was allegedly assaulted by her biological father. The plaintiff suffered severe injuries. The plaintiff claims, among other things, that the Division of Child Protection and Permanency in the Department of Children and Families ("DCPP") failed to comply with its own policies and procedures and alleges violation of the New Jersey Child Placement Bill of Rights by the DCPP. The complaint was filed in the State Court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State's motion to dismiss the complaint was denied without prejudice on May 8, 2015. The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. Discovery is ongoing. The State is vigorously defending this matter.

Medicaid, Tort, Contract, Workers' Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services ("OIG") has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State's Department of Human Services ("DHS"). Currently, these audits span time periods between July 27, 2003 and December 31, 2007. The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services ("CMS") which may, in whole or in part, accept or disagree with the OIG's recommendations. If the OIG's recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG's audit findings. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.

NL Industries, Inc. v. State of New Jersey. In 2012, the United States Environmental Protection Agency ("EPA") informed NL Industries, Inc. ("NL") that the EPA believed that slag was generated, in part or in whole, by NL's lead-smelting facility in Perth Amboy. The EPA selected a remediation remedy and named NL as the potentially responsible party subject to enforcement. On August 16, 2017, NL filed an amended complaint alleging that in the 1980s the State dredged areas that were impacted by hazardous substances, transported the contaminated sediments and discharged the hazardous substances on areas of the site, and that the State has caused or contributed to the discharge by virtue of the State's failure to remove the slag. In the amended complaint, NL seeks declaratory relief as to the State's liability for cleanup and removal costs, including future costs or damages. The State filed its answer denying liability and asserting defenses under the Tort Claims Act. The State also filed a counterclaim asserting claims under the Spill Act seeking the State's past and future remediation costs, and natural resources damages. Mediation of this matter began in 2018 and, as a result, NL withdrew its counterclaim defending this prejudice. The State continues to mediate this matter with all involved parties. The State is vigorously defending this matter.

Chapter 7 Trustee for Richard Bernardi, Marilyn Bernardi & Strategic Environmental Partners v. New Jersey Department of Environmental Protection. Richard Bernardi, Marilyn Bernardi, and Strategic Environmental Partners (collectively, "Debtors") are Chapter 7 Debtors in Federal Bankruptcy Court. The Debtors are the owners/operators of the former Fenimore Landfill in Roxbury Township. Between November 2012 and July 2013, the DEP investigated over 2,500 complaints of noxious hydrogen sulfide gas odors emitting from the landfill. In June 2016, the Debtors filed separate bankruptcy petitions under Chapter 11 of the Bankruptcy Code and a trustee was appointed. In July 2017, the matters were consolidated and converted to Chapter 7. The trial was tentatively scheduled to begin in August 2021. The State is vigorously defending these matters.

PDX North, Inc. v. and SLS Delivery Services, Inc. v. Robert Asaro-Angelo (in his capacity as Commissioner of the Department of Labor and Workforce Development). PDX North, Inc. ("PDX") facilitates, brokers and provides distribution and transportation services of wholesale auto parts to auto dealers in the northeast. The Department of Labor and Workforce Development issued assessments to PDX for unpaid contributions under New Jersey's unemployment compensation law from 2006 to 2015. PDX has challenged those assessments with the Office of Administration Law, and separately filed a complaint in federal court seeking to declare void and permanently enjoin the enforcement of the unemployment compensation tax exemptions, claiming those statutes are preempted by the Federal Aviation Administration Authorization Act of 1944. SLS Delivery Services, Inc. ("SLS"), which also facilitates and provides distribution and transportation services of packages and parcels to national and international carriers, was permitted to intervene in the federal complaint as a plaintiff and sought the same relief as PDX. On July 29, 2019, the District Court dismissed the PDX federal complaint with prejudice. The appeal was fully briefed and oral argument took place on April 15, 2020. The Third Circuit issued its decision on October 22, 2020, affirming the District Court's decision in favor of the Department of Labor and Workforce Development with respect to PDX and remanded the SLS matter back to the District Court. PDX filed a petition for certiorari with the U.S. Supreme Court on March 19, 2021. On January 8, 2021, the Department filed a motion for judgement on the pleadings, seeking to dismiss SLS' complaint in its entirety. Along with the PDX matter, there is another administrative proceeding with similar claims, Eagle Intermodal, Inc. v. N.J. Dept. of Labor and Workforce Development, also with a related federal matter. The State is vigorously defending these matters.

Public Service Electric & Gas Company, Inc. v. Director, Division of Taxation. For tax years 2006 through 2014, Public Service Electric & Gas Company, Inc. ("PSE&G") filed tax returns and included its transitional energy facility assessment ("TEFA") in its tax base. Thereafter PSE&G recalculated its tax liability, removed the TEFA from the tax base and sought a refund. On June 24, 2019, the Appellate Division recently concluded that TEFA payments are included in the tax base and denied a similar refund claim in Rockland Electric Co. v. Director, Div. of Taxation. Rockland Electric Co. is now final and binding upon the Tax Court. The Division denied PSE&G's refund claim. In May 2019, PSE&G filed a complaint in the Tax Court contesting the tax refund denial. The State intends to vigorously defend this matter.

Stanislaus Food Products Co. v. Director, Division of Taxation. Around July 31, 2017, Stanislaus Foods filed a complaint in the Tax Court contesting the constitutionality of the Alternative Minimum Assessment ("AMA") component of the State's corporation business tax. The parties filed partial cross-motions for summary judgment. On June 28, 2019, the Tax Court concluded that the AMA, for periods after June 30, 2016, conflicts with the mandates of federal law. The remainder of the case continues to proceed in Tax Court to address the remaining non-constitutional issues. The Division filed a motion for reconsideration on March 2, 2020 and the Tax Court heard oral argument on June 19, 2020. The Tax Court has not yet issued a decision. The State is vigorously defending this matter.

Cargill Meat Solutions Corporation v. Director, Division of Taxation. Plaintiff sells meat products and services throughout the United States, but does not engage in meat processing or packaging in New Jersey. Its operations in New Jersey are limited to storage and distribution. In calculating its New Jersey Litter Control Fee liabilities, plaintiff took a $465 million deduction in 2014 and $509 million deduction in 2015, claiming its sales to wholesalers are not subject to the Litter Control Fee. The Division disallowed these deductions and imposed additional fees. Plaintiff filed a complaint with the Tax Court contesting the denial of the deduction and, to invalidate the additional fee assessment, challenging the facial constitutionality of the Litter Control Fee statute. On March 12, 2020, the court granted the Division's motion. Oral argument was scheduled for April 16, 2021. The State is vigorously defending this matter.

J.A. v. Monroe Township Board of Education. On May 23, 2018, plaintiffs filed a complaint in the United States District Court for the District of New Jersey naming the New Jersey Department of Education, New Jersey Office of Administrative Law, Commissioner of Education and Administrative Law Judge Jeffrey R. Wilson (collectively "State Defendants"), as well as the Monroe Township Board of Education, as defendants. Plaintiff purport to bring a class action declaratory judgment against the State Defendants and also seek the following relief: (i) a trust fund to provide certain educational services to all class members; (ii) a trust fund to reimburse class members for deprivation of certain educational rights; (iii) punitive damages; and (iv) attorneys' fees and costs. The State Defendants have filed motions to dismiss the original and amended complaints. No decision has been rendered. The State is vigorously defending this matter.

J.A. v. Monroe Township Board of Education. On July 28, 2020, plaintiff filed a complaint in the New Jersey District Court naming the New Jersey Department of Education, New Jersey Office of Administrative Law, Kevin Dehmer, Interim Commissioner of Education, certain Administrative Law Judges, as well as the Monroe Township Board of Education (collectively, the "State Defendants"). Plaintiff alleges various systemic violations of the Individuals with Disabilities Education Act, a claim of discrimination under the Americans with Disabilities Act and certain claims of retaliation. Plaintiff seeks declaratory and injunctive relief and monetary relief as follows: (i) $400 million in damages; (ii) punitive damages in excess of $4.5 billion; (iii) compensatory education; and (iv) attorneys' fees and costs. The State Defendants filed a motion to dismiss in lieu of an answer on November 19, 2020. The State is vigorously defending this matter.

J.A. v. New Jersey Department of Education et al. On March 23, 2021, plaintiff filed a complaint in the New Jersey District Court naming the New Jersey Department of Education, New Jersey Office of Administrative Law, Kevin Dehmer, Interim Commissioner of Education, certain Administrative Law Judges, as well as the Monroe Township Board of Education (collectively, the "State Defendants"). Plaintiff alleges various systemic violations of the Individuals with Disabilities Education Act, a claim of discrimination under the Americans with Disabilities Act of 1990; a systemic "malicious abuse of process" claim; a "federal preemption" claim, and a claim of retaliation. Plaintiff seeks declaratory and injunctive relief; monetary relief; compensatory education and services; and attorneys' fees and costs. The State is vigorously defending this matter.

Jersey City Board of Education and E.H., a minor, by his guardian ad litem, Shanna C. Givens v. State of New Jersey. On April 29, 2019, the Jersey City Board of Education ("JCBOE") and E.H., a minor, by his guardian ad litem, Shanna C. Givens filed a complaint against the State and various State officials alleging that the recent amendments to the School Funding Reform Act violate the State's constitutional requirement to provide support for an efficient free public school system. The amendments at issue slowly phase out certain additional State aid previously granted to school districts characterized as "SDA Districts" (located in lower income urban areas). The phase out of this additional State aid is to occur over a six-year period beginning in the 2019-2020 school year. Plaintiffs allege that the reduction in State aid to JCBOE will jeopardize JCBOE's ability to provide the level of funding necessary to meet the legal standard of a "thorough and efficient" education. The plaintiffs seek a preliminary and permanent injunction enjoining the State defendants from reducing funding to JCBOE. Discovery is currently ongoing. The State intends to vigorously defend this matter.

Abbott v. Burke (Motion in Aid of Litigants' Rights). On January 28, 2021, the State defendants (consisting of the Commissioner of Education and the Schools Development Authority ("SDA")) received a motion in aid of litigants' rights filed by the Education Law Center (the "ELC") seeking an order from the New Jersey Supreme Court to compel them to seek and secure by June 30, 2021, from the Legislature school construction funding as is needed and required to manage, undertake, and complete the school facilities projects in the SDA 2019 Statewide Strategic Plan. The motion also seeks for the State defendants to seek and secure funds from the Legislature by June 30, 2021, for health and safety projects, including those necessary to ensure the safe reopening and operation of school buildings in SDA Districts during the ongoing COVID-19 health crisis. The ELC is seeking to enforce the school facilities construction funding mandate set forth in certain prior judicial decisions. The State defendants filed their opposition to the motion on March 22, 2021. The State is vigorously defending this matter.

Lorillard Tobacco Co. v. Director, Division of Taxation. In 2006, the Division assessed Corporation Business Tax (“CBT”) on a subsidiary of Lorillard Tobacco Co. (“Lorillard”) for tax years 1999-2004 based on royalty payments the subsidiary had received from Lorillard. The subsidiary was a non-filer in New Jersey and contested the assessment in the New Jersey Tax Court. While the subsidiary’s case was pending in the Tax Court, Lorillard filed refund claims for 2002-2005 by filing amended CBT returns. Taxation denied the claims and Lorillard filed a complaint with the Tax Court in 2007. The subsidiary ultimately conceded nexus, filed CBT returns and paid taxes under the State’s 2009 Tax Amnesty program. Thereafter, Lorillard sought an expedited payment of the CBT refund based on the Division’s Schedule G-2 calculation. Lorillard reserved its challenge to the remainder of the exemption. In 2012, Lorillard filed another complaint with the Tax Court challenging the Division’s partial refund denial for tax years 2008-2010 on the same basis as the 2007 complaint. In February 2019, the Tax Court issued a decision granting Lorillard summary judgment and found it unnecessary to address Lorillard’s constitutional attacks. The Division appealed, and Lorillard filed a cross-appeal, re-asserting its constitutional challenges. The Tax Court issued a final judgment on Lorillard’s 2012 complaint based on its reasoning regarding the 2007 complaint. Both parties again appealed and the matters were consolidated. Oral argument was held on December 14, 2020. The State is vigorously defending this matter.

New York

Economic Trends

U.S. Economy. At the onset of 2023, the economic outlook was pessimistic. Elevated inflation, tightening monetary policy, weak industrial production growth, and consumer and business expectations pointed to a recession in 2023. Despite the warning signs, U.S. economic growth has been strong, continuing to create new jobs and expand incomes. The downturn expected by many has been avoided and economic forecasts have been revised to reflect a likely "soft landing." There are still challenges ahead. While far below its peaks in 2022, inflation is persistent, and the impacts of the restrictive monetary policy designed to address it are spreading throughout financial markets and the overall economy. The increased costs of borrowing will likely slow spending and investment and moderate employment growth. Gains seen in wages and personal income are likely to slow in the coming quarters. U.S. real Gross Domestic Product (GDP) growth is expected to slow from an average pace of 2.4% in 2023 to 1.6% in 2024. These growth rates are a sign of an economy transitioning from a period of above long-term average growth to slightly below. The U.S. economy should be able to weather the forces inhibiting growth in the short term and avoid a contraction. Currently, the Division of the Budget (DOB) does not foresee a sustained downturn in the levels of employment, industrial production, retail and wholesale trade, or personal income. If an unforeseen shock to the U.S. or global economy was to spur an economic downturn in the first half of 2024, it would be relatively short-lived and mild compared to previous recessions experienced in 2001 and 2008-09.

Given robust economic growth and continued strong labor demand, high average wage growth drove more people into the labor force. This increase in labor force participation should be interpreted with caution because it could contribute to an increase in the unemployment rate in 2024 while more people look for jobs. At the same time, early signs suggest businesses are scaling back their open positions, but large-scale layoffs are not expected. DOB forecasts the unemployment rate to rise modestly, to 4.2% in 2024 from 3.7% in 2023.

Expectations of a significant downturn in the U.S. economy have either been scaled back or postponed. The U.S. economy grew rapidly in the third quarter of 2023 as expected. Consumer spending, residential investment, international trade, and labor markets point to an above-trend expansion this year. As a result, DOB is no longer projecting a national economic downturn in real output in the second half of 2023. Real GDP is estimated to grow by 2.4% in 2023.

Looking ahead, the stronger momentum in 2023 also supports an improved outlook for output growth and real GDP is forecast to increase by 1.6% in 2024. However, quarter-on-quarter real GDP growth is still projected to slow in the first half of 2024 due to higher interest rates.

Consumer price inflation has slowed markedly from its peak in mid-2022. Year-over-year change in the Consumer Price Index (CPI) dropped to 3.0% in June 2023 from 9.1% in June 2022. More recently, however, a sharp increase in global oil prices led to a reacceleration in the price index. As of September 2023, overall inflation, measured by the year-over-year change in the CPI, ticked up to 3.7%.

The strength of economic growth over the second half of this year and ongoing job growth suggests inflation pressures will remain elevated. As a result, DOB projects the CPI to grow 4.3% in 2023 and 3.2% in 2024. Additionally, the trajectory of inflation is likely to remain volatile in the months ahead. Risks related to the Israel-Hamas war could keep oil prices elevated in the months to come, adding to the volatility in inflation and posing a major risk to the improved outlook. In the medium term, as energy prices are expected to decline, overall consumer price inflation is projected to ease to 2.3% in 2025, closer to the Federal Reserve's inflation target.

Strong job growth in 2023 created further economic momentum for 2024 by lifting consumer spending. Fiscal policy and infrastructure investment funded through Federal COVID-19 relief programs and the Infrastructure Investment and Jobs Act have helped keep overall employment levels growing. Monthly job gains jumped to 336,000 in September 2023. The third-quarter job gains average 266,000 per month, accelerating from an average of 201,000 in the second quarter of the year. Total nonfarm employment is estimated to grow 2.4% in 2023.

Looking ahead, job gains are expected to slow down significantly in the first half of 2024 with possible mild job losses in the second quarter. However, labor markets will not soften as much as previously expected. Overall, employment is forecasted to grow by 0.8% in 2024. Similarly, the quarterly unemployment rate is projected to peak at 4.3% by mid-2024. Forecasts for unemployment rates have been revised downward reflecting the moderate economic growth rates now anticipated in 2024.

State Economy. New York State employment continued to grow in the first half of 2023, but at a slower pace than the national economy. State total employment is projected to grow by 0.9% in Fiscal Year 2024 and State wage growth is expected to be 2.8%. Fiscal Year 2025 State employment and wage growth rates are forecast to be 0.3% and 3.8%, respectively.

The unemployment rate is forecasted to rise slowly from 3.7% to 4.2% in 2024, with inflation remaining elevated for longer than originally projected. Inflation is estimated to be 4.3% in 2023 and 3.2% in 2024, still above the Federal Reserve's target rate.

The State's job recovery has been hampered by labor shortages, the highest inflation rates seen in 40 years, rising interest rates, and slowing global growth. The State's total employment remained 1.0% below its pre-pandemic level, whereas the nation had regained all its job losses by June 2022. As of September 2023, New York's transportation, warehousing and utilities, finance and insurance, professional and business services, education, and healthcare and social assistance sectors posted net job gains relative to February 2020. The State registered an unemployment rate of 4.0% in September 2023 compared to the U.S. rate of 3.8 percent for the same month. The employment situation differs across the State with the City of New York reporting a rate of 5.3 percent, compared to the rest of the State's rate of 3.1%.

Following 5.1% growth in 2022, the State's total employment is projected to grow by only 1.6% in 2023. State employment growth is projected to slow down further in 2024, growing 0.2%, largely due to the deceleration of the national economy.

State total wages for Fiscal Year 2024 are projected to grow by 2.8% in the Mid-Year Update and State personal income growth for Fiscal Year 2024 is forecast to be 3.3%. State personal income levels were revised downward driven by the Bureau of Economic Analysis's (BEA's) latest release of State personal income data for the second quarter of 2023, in which the quarterly estimates of personal income by state from the first quarter of 1979 through the first quarter of 2023 were revised downwards. The forecasted level for Fiscal Year 2024 State personal income is $39.0 billion lower than earlier projections.

The City of New York. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted from 2004 to date includes 29 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State's Local Finance Law, including an annual budget review by the Office of the State Comptroller ("OSC").

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Special Considerations. The State's Fiscal Year 2024 Enacted Budget Financial Plan (the "Financial Plan") is subject to economic, social, financial, political, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. The projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions at the time they were prepared. DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.

In developing the Financial Plan, DOB attempts to mitigate financial risks, with an emphasis on the State General Fund, the primary operating fund of the State. It does this by, among other things, exercising caution when calculating total State General Fund disbursements and managing the accumulation of financial resources. Such resources include but are not limited to: fund balances that are not needed each year, reimbursement for capital advances, and prepayment of expenses subject to available resources, to maintain budget flexibility. DOB routinely executes cash management actions to manage the State's large and complex budget. These actions are intended to improve the State's cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. There is no guarantee that such financial resources or cash management actions will be sufficient to address risks that may materialize in a given fiscal year.

Receipts. State tax collections are economically sensitive and are affected by the condition of the State and national economies. Uncertainties and risks that may affect the economic and receipts forecasts include, but are not limited to: national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events; hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity events; federal laws and regulations; financial sector compensation; capital gains; and monetary policy affecting interest rates and the financial markets.

The forecast of non-tax receipts and other available resources assumes various transactions will occur as planned, including, but not limited to: receipt of federal aid as projected; certain payments from public authorities; revenue sharing payments under the Tribal-State Compacts and transfer of available fund balances to the State General Fund.

Distributions. Projections and timing of distributions is subject to many of the same risks listed above for receipts, as well as assumptions which may have additional risks including, but not limited to: the level of wage and benefit increases for State employees; changes in the size of the State's workforce; factors affecting the State's required pension fund contributions; the availability of federal reimbursement, including federal COVID-19 emergency assistance; the receipt of federal approvals necessary to implement the Medicaid savings actions; unanticipated growth in public assistance programs; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, when established, and the success with which the State controls expenditures; and the ability of the State and its public authorities to issue securities successfully in public credit markets.

Litigation Risk. The Financial Plan forecast is subject to litigation risk. Litigation against the State may challenge the constitutionality of various actions with fiscal implications. Furthermore, certain adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still negatively affect the Financial Plan.

Federal Funding. The amount and composition of federal funds received by the State have changed over time because of legislative and regulatory actions at the federal level and will likely continue to change. The Financial Plan may also be adversely affected by other federal government actions including audits, disallowances, changes to federal participation rates or other Medicaid rules, and discretionary spending reductions. Any significant reductions in federal aid could have a materially adverse impact on the Financial Plan. Health care and human services are the notable areas for potential changes in federal funding.

Climate Change Adaptation. Climate change poses significant threats to physical, biological, and economic systems in New York and around the world. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms and wildfires, and more extreme heat. The immediate and long-term effects of climate change could adversely impact the Financial Plan in current or future years. To mitigate and manage these impacts, the federal government, the State, municipalities, and public utilities are undertaking actions to reduce greenhouse gas emissions and adapt existing infrastructure to a changed environment. There can be no assurance that such efforts will be adequate or timely enough to mitigate the most damaging effects of climate change. Storms affecting the State, including Hurricane Ida

(September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and, more recently, the severe flooding that swept through the Hudson Valley during the summer of 2023, have demonstrated vulnerabilities in the State's infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather-driven events, including coastal flooding caused by storm surges and flash floods from rainfall. The State is participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. Realization of these actions and their intended outcomes is contingent upon successful implementation, and, therefore, no assurances can be made that such actions will be realized as planned. Major regulatory and legislative actions include:

● Authorizing the New York Power Authority to plan, design, develop, finance, construct, own, operate, maintain and improve renewable energy generating projects;

● Prohibiting building systems and/or equipment that burn fossil fuels in new construction starting December 31, 2025 for any new building seven stories or lower, except large commercial and industrial buildings, and December 31, 2028 for other new buildings;

● Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045;

● Mandating that by no later than July 1, 2027, school districts and private transportation contractors purchase or lease only zero-emission school buses when purchasing or leasing new school buses, with full fleet conversion and operation of zero-emission school buses required by July 1, 2035;

● Appropriating $200 million in FY 2024 to help low-income families retrofit their homes by adding insulation, installing energy efficient appliances, and switching to clean energy; and

● Appropriating $500 million in FY 2024 to advance the offshore wind industry.

During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act will support capital improvements and enhancements in the following areas: flood risk reduction,/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.

Impact of Federal Tax Law Changes. The Tax Cuts and Jobs Act of 2017 (TCJA) made major changes to the Federal Internal Revenue Code, most of which were effective in tax year 2018. The TCJA made extensive changes to Federal Personal Income Tax ("PIT"), corporate income taxes, and estate taxes. One key impact of the TCJA on New York State taxpayers is the $10,000 limit on the deductibility of State and Local Tax (SALT) payments, which, until its scheduled expiration after 2025, represents a large increase in the State's effective tax rate relative to historical experience. The Financial Plan estimates of tax receipts assume the SALT deduction cap is not extended or modified after 2025.

The U.S. Department of the Treasury and the Internal Revenue Service have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the Pass-Through Entity Tax ("PTET") program, are allowable as a federal deduction to taxable income. In December 2021, electing entities began making estimated PTET payments that were classified as business taxes and totaled $16.4 billion in Fiscal Year 2022. The entire amount was set aside for purposes of offsetting the decrease in PIT receipts in Fiscal Year 2023 and beyond. In Fiscal Year 2024, the State expects to continue to collect PTET and pay PIT credits connected with the program for tax years 2021 through 2023. A portion of the reserve balance will cover the difference between PTET collections and related PIT credits.

Federal Debt Limit. Periodically, Congress needs to act to increase or suspend the debt limit to avoid delaying payments and/or defaulting on debt obligations. A federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan resulting from a future federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the

State's revenue loss could be substantial if there was an economic downturn due to a federal default. A payment default by the federal government may also adversely affect the municipal bond market.

State Finances

The State reports disbursements and receipts activity for All Governmental Funds (All Funds), which includes spending from Capital Projects Funds and Federal Funds, in addition to State Operating Funds. The All Funds basis is the most comprehensive view of the cash-basis financial operations of the State. Fund types of the State include: the State General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees, and other revenues used for specified purposes; Federal Special Revenue Funds, which receive certain federal receipts; State and Federal Capital Projects Funds, which account for costs incurred in the construction, maintenance, and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and on the State's behalf by its public authorities. The State General Fund receives most State taxes and all income not earmarked for a specified program or activity. For purposes of calculating budget balance, the State General Fund includes transfers to and from other funds.

Summary of State General Fund Operating Results

State finances remain on solid footing, with favorable operating results recorded through the first half of Fiscal Year 2024. Through September 2023, General Fund receipts, including transfers from other funds, were $2.2 billion higher than estimated in the First Quarterly Update to the Financial Plan, driven mainly by strength in business tax and PTET collections, as well as non-tax receipts. However, personal income tax estimated payments to date continue to fall below expectations. General Fund disbursements, including transfers to other funds, were $792 million below the cash flow estimate, with lower spending across most local aid programs. The General Fund ended September 2023 with a closing cash balance of roughly $48 billion, equal to roughly half of estimated General Fund spending for the entire fiscal year. The State continues to benefit from high interest yields on cash balances that remain at historically high levels inclusive of reserves that have been steadily built up over the last two years and reflect prudent fiscal and debt management practices that bolster liquidity.

In the Mid-Year Update to the Financial Plan, DOB reduced current year General Fund tax receipts by roughly $800 million compared to the First Quarterly Update to the Financial Plan. Other nontax receipts have been increased in Fiscal Year 2024 by roughly $800 million to reflect higher investment income earnings, lower debt service payments, and other revisions. General Fund disbursements have been revised downward by $3.5 billion in Fiscal Year 2024, mainly due to lower than expected spending to date which is projected to continue through the remainder of the fiscal year. The aggregate revisions leave an estimated General Fund surplus of $3.5 billion in the current year that will be carried forward to further reduce the outyear budget gaps, which are now projected to total $4.3 billion in Fiscal Year 2025, $9.5 billion in Fiscal Year 2026 and $7.7 billion in Fiscal Year 2027.

State Indebtedness

The State pays debt service on all outstanding State-supported bonds. These include General Obligation Bonds for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as Empire State Development ("ESD"), Dormitory Authority of the State of New York ("DASNY"), and New York State Thruway Authority ("NYSTA"). State Operating Funds debt service is projected to be $2.6 billion in Fiscal Year 2024, of which $227 million is paid from the General Fund and $2.4 billion is paid from other dedicated State funds supported by dedicated tax receipts. The State General Fund finances debt service payments on general obligation and service contract bonds. Debt service for other State-supported bonds is paid directly from other State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds, and Dedicated Highway and Bridge Trust Fund bonds.

Debt service spending levels are impacted by prepayments. The Fiscal Year 2024 Enacted Budget Financial Plan reflects prepayments that totaled $6.0 billion in Fiscal Year 2023. Prior prepayments of $2.2 billion in Fiscal Year 2021 and $7.6 billion in Fiscal Year 2022 had a multi-year impact. The net impact of these prepayments in prior years increased debt service in Fiscal Year 2023 and will decrease debt service costs in Fiscal Year 2024 through Fiscal Year 2028.

The Fiscal Year 2024 Enacted Budget authorized liquidity financing in the form of up to $3.0 billion of PIT notes and $1.0 billion of line of credit facilities in Fiscal Year 2024 as a tool to manage unanticipated financial disruptions. The Financial Plan does not assume any PIT note issuances or use of the line of credit. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

The Financial Plan estimates for debt service spending reflect bond sale results, including refundings, projections of future refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service projections were reduced to reflect the contribution of an additional $3 billion in PAYGO capital spending in lieu of bond issuances. In combination with $6 billion of cash resources added in the Fiscal Year 2023 Enacted Budget, $9 billion of cash resources have been added since the start of Fiscal Year 2023. The additional resources will be used to avoid debt issuances for capital expenditures with shorter economic useful lives.

Cash Position. State Finance Law authorizes the State General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). The Fiscal Year 2024 Enacted Budget continues to authorize short-term financing for liquidity purposes during the fiscal year.

The State continues to reserve money on a quarterly basis for debt service payments financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 ("Debt Reform Act") restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4% of State personal income, and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (Fiscal Year 2023).

Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $22.7 billion in Fiscal Year 2023 to a low point of $4.0 billion in Fiscal Year 2028. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $2.5 billion in Fiscal Year 2024, or roughly $8.7 billion below the statutory debt service limit.

State-Supported Debt

The State enacted legislation that suspended certain provisions of the Debt Reform Act for Fiscal Year 2021 and Fiscal Year 2022 bond issuances as part of the State's response to the COVID-19 pandemic. Accordingly, State-supported debt issued in Fiscal Year 2021 and Fiscal Year 2022 was not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. Following this temporary two-year suspension as a result of the COVID-19 pandemic, the provisions of the Debt Reform Act were reinstated for State-supported debt issued in Fiscal Year 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for MTA capital projects which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to federal tax law limitations, and is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA. Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during Fiscal Year 2021 and Fiscal Year 2022.

Personal Income Tax (PIT) Revenue Bond Program. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State's capital program. As of March 31, 2023, approximately $43.6 billion of State PIT Revenue Bonds were outstanding.

Sales Tax Revenue Bond Program. Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing. The Sales Tax Revenue Bonds are secured originally by dedicated revenues consisting of one cent of the State's four cent sales and use tax. Such sales tax receipts in excess of debt service requirements are transferred to the State General Fund. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2023, $10.1 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects estimates of sales and use tax receipts and includes projected debt issuances. Sales Tax Revenue Bonds are expected to finance 25% of bond issuances annually, excluding GO Bonds, but can be used interchangeably with the PIT Revenue Bond Program as needed. While DOB routinely monitors the State's debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

Ratings. The major rating agencies – Fitch, Kroll, Moody's, and S&P – have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The State's rating has a stable outlook from all four rating agencies. These ratings reflect the State's economic recovery from the COVID-19 pandemic and commitment to strong reserve levels. The most recent rating action was on April 13, 2022, when Moody's raised the State's credit rating from Aa2 to Aa1, noting "a significant increase in resources combined with agile fiscal management that has resulted in balanced or nearly balanced budgets projected through the State's five-year financial plan."

State Supported Borrowing Plan. The total commitment and disbursement levels in the capital plan reflect, among other things, projected capacity under the State's statutory debt limit, anticipated levels of federal aid and the timing of capital activity based on known needs and historical patterns.

In Fiscal Year 2024, debt issuances totaling $7.2 billion are planned to finance new capital spending, an increase of $3.7 billion (108%) from Fiscal Year 2023. The increase is largely attributable to the decision to delay two bond sales in Fiscal Year 2023 totaling over $4 billion due to market volatility, which significantly lowered debt issuances in Fiscal Year 2023. Bond issuances in FY 2024 will finance capital commitments for economic development and housing ($1.5 billion), education ($1.4 billion), the environment ($837 million), health and mental hygiene ($1.1 billion), State facilities and equipment ($429 million), and transportation ($2.0 billion).

The MTA operates public transportation in the New York City metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The State is directly contributing $9.1 billion to the MTA's 2015-19 Capital Plan and $3.1 billion to the MTA's 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans. In addition, a substantial amount of new funding to the MTA was authorized in the Fiscal Year 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA's 2020-2024 Capital Plan.

The COVID-19 pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. To offset operating losses to MTA's Financial Plan from the estimated fare, toll, and dedicated revenue loss attributable to the COVID-19 pandemic, significant federal operating aid has been provided to the MTA from the Coronavirus Aid, Relief, and Economic Security ("CARES") Act ($4 billion), Coronavirus Response and Relief Supplemental Appropriations ("CRRSA") Act ($4.1 billion), and the American Rescue Plan Act ("ARP") ($7 billion). The MTA also borrowed $2.9 billion through the Federal Reserve's Municipal Liquidity Facility.

Pension and Retirement Systems

The State's retirement systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System (the "System" or NYSLRS). The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 31% of the System's membership as of March 31, 2023. There were 2,979 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities. As of March 31, 2023, 695,504 persons were members of the System, and 514,629 retirees and beneficiaries were receiving pension benefits. The State Constitution considers membership in any State pension or retirement system to be "a contractual relationship, the benefits of which shall not be diminished or impaired."

The System's assets are held by the Common Retirement Fund ("CRF") for the exclusive benefit of members, retirees and beneficiaries. Investments for the System are made by the State Comptroller as trustee of the CRF. The System reports that the net position restricted for pension benefits as of March 31, 2023 was $249.5 billion (including $2.1 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $24.2 billion or 8.8% from the Fiscal Year 2022 level of $273.7 billion. The decrease in net position restricted for pension benefits from Fiscal Year 2022 to Fiscal Year 2023 is primarily the result of the net depreciation of the fair value of the investment portfolio. The System's audited Financial Statement reports a time-weighted investment rate of return of 4.4% (gross rate of return before the deduction of certain fees) for Fiscal Year 2023.

The System reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $333.1 billion (including $174.5 billion for retirees and beneficiaries) as of April 1, 2023, up from $320.1 billion as of April 1, 2022. The funding method used by the System anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. The valuation used by the Retirement Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2023. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2023 in that the determination of actuarial assets restarted a smoothing method, with an eight-year smoothing method, with an eight-year smoothing period, that recognized 12.5% of the unexpected loss for Fiscal Year 2023 and 25% of the unexpected gain for Fiscal Year 2022. Actuarial assets increased from $267.2 billion on April 1, 2022 to $269.6 billion on April 1, 2023.

Pension Amortization. Legislation enacted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. The legislation provided employers with an optional mechanism intended to reduce the budgetary volatility of employer contributions. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, OSC expects that this will reduce the budgetary volatility of employer contributions. The total State payment (including Judiciary) for Fiscal Year 2023 was approximately $1.947 billion. The State opted not to amortize under the Contribution Stabilization Program (eligible to amortize in PFRS only) and paid the March 31, 2023 invoice in full. The estimated total State payment (including Judiciary) for Fiscal Year 2024 is approximately $1.919 billion. Several prepayments (including interest credit) have reduced the estimated total to approximately $11.3 million. The estimated total State payment (including Judiciary) for Fiscal Year 2025 is approximately $2.267 billion.

Litigation

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $300 million or involving significant challenges to or impacts on the State's financial policies or practices. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. The State believes that the Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal Year 2024. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims. Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The United States is an intervenor plaintiff due to the underlying claim that New York violated the Non-Intercourse Act when acquiring Mohawk lands. The defendants' 2006 motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

In 2021, the plaintiffs filed motions for partial summary judgment, which defendants opposed.

On March 14, 2022, the Court issued a Memorandum-Decision and Order granting in part, and denying in part, plaintiffs' partial motions for summary judgment. The Court concluded that plaintiffs had established a prima facie case and rejected several of the counterclaims and defenses asserted by the State and County defendants. The issue of whether the Hogansburg Triangle claim is barred by the doctrine of laches, however, remains in the case to be resolved after completion of discovery. As such, the Court has not yet rendered a full decision on the merits.

At the Court's direction the parties have retained a mediator. The mediator held several joint and individual mediation sessions with the parties through the summer and fall of 2022. The case has not yet settled, but the parties have made substantial progress in their negotiations since retaining the mediator.

On June 30, 2023, the parties filed status reports indicating that there has been significant progress in settlement negotiations and that the Memorandum of Understanding is nearly complete. The State and Franklin County reached agreement on guarantee of annual funds. As of October 2023, the parties remain in negotiations over the language of a final settlement agreement.

School Aid. In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the State Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, the defendant was granted leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals denied the State's motion to dismiss. The trial commenced on January 21, 2015 and completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016. On October 26, 2017, the Court of Appeals reversed the trial court's decision and remanded the case back to the trial court. On January 10, 2019, the trial court issued a decision in favor of the State dismissing the action. Plaintiffs appealed. On May 27, 2021, the Court of Appeals reversed, and granted a declaration that plaintiffs demonstrated a violation of the State Constitution in each of the subject school districts as relates to the at-risk student population. The Court of Appeals remitted the matter while the State determines the appropriate remedy. The defendant moved for leave to appeal to the Court of Appeals, which was denied. Plaintiffs submitted a proposed order addressing an appropriate remedy to the State. After further consideration of the first order, Plaintiffs submitted a revised proposed order to the State, which was subsequently rejected as it sought to provide the subject school districts with State funding in excess of the aid to be received under the fully phased-in school aid formula. Subsequently, the Court permitted the parties to brief how it should proceed in addressing an appropriate remedy. By letter order dated April 6, 2022, the Court permitted the State to brief the historical increases in education aid and the current levels of education funding (state and federal) and whether this funding has sufficiently addressed the constitutional violations found by the Court of Appeals in its May 27, 2021 decision. Justice O'Connor found that the Court's standard of review of the State's proposed remedy is reasonableness and that the scope of the remedy should be limited to addressing the at-risk students in accordance with the May 27, 2021 decision. The plaintiffs have appealed Justice O'Connor's letter order. Upon the request of the plaintiffs and consent by the State, Justice O'Connor stayed the lower court proceedings pending the plaintiffs' appeal of the Court's April 6, 2022 Letter Order. The appeal was argued in September 2023 and is awaiting a decision.

Compensation of Assigned Counsel. New York County Lawyers Ass'n, et al. v. State of New York, et al., is a plenary action in which plaintiffs bring a challenge to the compensation rates for private counsel assigned to represent children and indigent adults. Plaintiffs seek (1) a declaratory judgment that portions of certain laws are unconstitutional as applied to children and indigent adults, and (2) an injunction setting new rates and removing the current limits on compensation for private counsel who participate in the assigned counsel program. They also ask the Court to order the State to fund the expenses incurred as a result of the new rates. The summons and complaint were filed on July 26, 2021. The State's answer was filed on November 17, 2021. On February 2, 2022, plaintiffs filed an order to show cause and a motion for a preliminary injunction. On April 21, 2022, Justice Headley held a hearing on the preliminary injunction motion and reserved decision. On July 25, 2022, the Court granted the plaintiffs' requested preliminary injunction and ordered payment of an increased rate by the State and the City of $158 per hour, retroactive to February 2, 2022. On August 25, 2022, the defendants filed an original and amended notice of appeal of the Court's decision and order. On or about August 25, 2022, the City filed a notice of claim to compel the State to assume the costs of the rate increase. As perfected, the City's appeal was limited to whether Supreme Court erred in ordering the pay increase to be retroactive to February 2, 2022. On June 13, 2023, the First Department affirmed the Court's order and denied the City's appeal.

New York State Bar Association v. State of New York is a plenary action against the State as sole defendant, seeking the same relief as in the New York County Lawyers Association (NYCLA) litigation, but applicable to all 57 non-New York City counties. The complaint was filed on November 30, 2022. On the same date, plaintiff filed a Request for Judicial Intervention and a letter to the Court requesting a conference to determine whether briefing on an anticipated preliminary injunction was necessary in light of the injunction issued in NYCLA and, if so, to set a briefing schedule. On December 20, 2022 the State filed a stipulation signed by both parties extending the State's time to answer until January 31, 2023, and its opposition to the preliminary injunction motion was filed on March 6, 2023.

On May 3, 2023, the Governor signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case. The changes are retroactive to April 1, 2023. On May 12, 2023, plaintiffs withdrew the preliminary injunction motion without prejudice.

Hurrell-Harring v. State of New York. On December 15, 2022, a new suit was filed on behalf of a plaintiff class certified in Hurrell-Harring v. State of New York, contending, among other things, that the State's failure to raise rates for assigned counsel violated a settlement agreement entered in Hurrell-Harring in 2015.

On January 25, 2023, the plaintiff class moved for a preliminary injunction seeking the doubling of assigned counsel program rates. On February 16, 2023, defendants opposed the preliminary injunction motion and moved to dismiss, arguing that the 2015 settlement agreement did not require any particular funding directed to the assigned counsel program. On April 7, 2023, the court denied plaintiffs' motion for a preliminary injunction and defendants' motion to dismiss. In October 2023, the parties resolved the case via Stipulation of Dismissal. The Stipulation extended the settlement period to March 31, 2023.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased directly from the fund or through Service Agents that have entered into service agreements with the Distributor. Except for purchases through certain Service Agents, the initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011, the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. The availability of certain share classes and/or shareholder services described, as applicable, in the prospectus or this SAI will depend on the policies, procedures and trading platforms of the Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the fund. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from BNYM Investment Adviser or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares, instead of other mutual funds for which the Service Agent receives lower or no revenue sharing payments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who

III-1

elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

In-Kind Purchases

Funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.

When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund. The exchange of securities for fund shares may be a taxable transaction to the shareholder. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle. For further information about "in-kind" purchases, call 1-800-373-9387 (inside the U.S. only).

Information Pertaining to Purchase Orders

Purchases Through Service Agents (non-money market funds only). The funds have authorized certain Service Agents to serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund. If a Service Agent is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such Service Agent or its designee received the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the Service Agent or its designee. Orders submitted through a Service Agent that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the Service Agent and accepts it, which may not occur on the day the order is submitted to the Service Agent.

For certain Service Agents, payment for the purchase of shares of funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within two business days after the order is placed, the order may be canceled and the Service Agent could be held liable for resulting fees and/or losses.

TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—TeleTransfer Privilege" below for more information. TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a

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convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable. During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year. Please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account. You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load is applicable to a purchase. You or your Service Agent must notify the fund or the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the fund or the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds, which may depend on, among other things, the type of investor and the policies, procedures and practices adopted by your Service Agent.

Class A. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Old Class T shares are no longer offered by any Multi-Class Fund. Holders of Old Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Old Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Old Class T shares. Shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Old Class T shares of the fund on the Exchange Date, may purchase Class A shares of the fund directly from the fund, for accounts maintained with the fund, at the NAV per share of Class A of the fund.

Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

● Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other Service Agents may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the fund or the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares are offered at NAV to full-time or part-time employees of BNYM Investment Adviser or any of its affiliates or subsidiaries, directors of BNYM Investment Adviser, board members of a fund advised by BNYM Investment Adviser or its affiliates, or the spouse, domestic partner or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.

● Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by BNYM Investment Adviser which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

● Rights of Accumulation. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Rights of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

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To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the fund or the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

● Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by such funds and have been terminated as a separately designated class of each such fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each such fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such Acquired Fund may purchase directly from the fund, for accounts maintained with the fund, Class I shares of any fund in the BNY Mellon Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class. The fund, BNYM Investment Adviser or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments with respect to Class Y shares. In addition, neither BNYM Investment Adviser nor the Distributor nor their affiliates will provide any "revenue sharing" payments with respect to Class Y shares, except that the Distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

All Other Funds and Share Classes. The public offering price is the NAV per share of the class. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  Service Agents may receive different levels of compensation for selling different classes of shares of a fund. Please consult your Service Agent.

Information Relating to Purchase Orders (money market funds only)

Timing of Orders. Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order is received "in proper form."

For each Government MMF and Retail MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or an Authorized Entity or by 6:00 p.m., Eastern time, whichever is earlier.

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For each Institutional MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by 6:00 p.m., Eastern time, whichever is earlier.

If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Orders Placed Through Authorized Entities. For each Government MMF and Retail MMF, financial intermediaries may serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to received purchase and redemption orders on behalf of the fund. If a financial intermediary is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such financial intermediary or its designee receives the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the financial intermediary or its designee. Orders submitted through a financial intermediary that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it, which may not occur on the day the order is submitted to the financial intermediary.

With the exception of orders from certain Retirement Plans, intermediaries are not authorized by Institutional MMFs to be Authorized Entities. Orders (other than those from certain Retirement Plans that are Authorized Entities) submitted through financial intermediaries are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

If a financial intermediary serves as an Authorized Entity of a Retail MMF or a Government MMF and accepts trade orders on the fund's behalf, the Authorized Entity must record (i.e., "time stamp") the time of its acceptance of such trade orders. If the Authorized Entity fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the BNY Mellon Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive

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or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account Application and related documentation. If you have purchased fund shares by check (including a certified or cashier's check), by TeleTransfer Privilege or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested, whichever is earlier. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Express voice-activated account access system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

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Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. For purposes of applying the redemption fee, the fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be deemed to be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. Except as otherwise may be provided in the prospectus, the CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan, or were purchased directly from the fund, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions made as part of a required

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minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code and (e) redemptions pursuant to Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor. Any such qualification is subject to confirmation of your eligibility.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity (i.e., an agent for the fund that accepts purchase and redemption orders on behalf of the fund), or an Authorized Entity's designee, by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity or its designee to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Allow approximately two weeks after the fund's receipt of your initial investment for receipt of your Checks. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in an IRA sponsored by BNYM Investment Adviser or its affiliates, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. Institutional Direct accounts are not eligible for the Checkwriting Privilege.

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Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent. Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Computer Facilities

Certain funds make available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call BNY Mellon Institutional Services at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the TeleTransfer Privilege. See "Additional Information About How to Buy Shares—TeleTransfer Privilege" above.

Reinvestment Privilege

You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.

Share Certificates; Medallion Signature Guarantees

Share Certificates. Effective July 1, 2011, each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account,

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and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees. Certain financial transactions may require signature guarantees. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption. Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions. Generally, an In-Kind Redemption may be made under the following circumstances: (1) (i) BNYM Investment Adviser determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested an In-Kind Redemption, (ii) BNYM Investment Adviser determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) BNYM Investment Adviser determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the fund's board, including a majority of the Independent Board Members, in other circumstances identified by BNYM Investment Adviser. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

Fund Liquidation (money market funds only)

A money market fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or, for a Government MMF or a Retail MMF, the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund. In the event that the board approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation. BNYM Investment Adviser will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board. More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.

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ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.im.bnymellon.com or, for money market funds, www.dreyfus.com, or by calling 1-800-373-9387 (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-373-9387 (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Fund Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Funds other than the Cash Management Funds, Institutional Preferred Funds and General Funds. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Cash Management Funds, Institutional Preferred Funds and General Funds. Shares of a fund may be exchanged as set forth in the prospectus.

All funds. Fund Exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or

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distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Express voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Class A or Class C shares of a Multi-Class Fund. You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC ("CDSC Shares") for Wealth shares of Dreyfus Government Cash Management (the "Dreyfus Government Fund"), a money market fund managed by BNYM Investment Adviser. Such shares will be held in a special account of Wealth shares of the Dreyfus Government Fund (an Exchange Account). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYM Investment Adviser. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below. Investors may obtain a copy of the Prospectus for Wealth shares of the Dreyfus Government Fund by calling 1-800-373-9387.

Shares Received by Exchange From Class B Shares. Holders of Class A shares of a Multi-Class Fund received by conversion from Class B shares on the Effective Date may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by BNYM Investment Adviser, without the imposition of a front-end sales load or CDSC.

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Class J shares of BNY Mellon Balanced Opportunity Fund.  You may exchange your Class J shares of BNY Mellon Balanced Opportunity Fund for Premier, Service or Wealth shares of the Dreyfus Government Fund, Dreyfus Money Market Fund or Dreyfus Treasury Cash Management, money market funds managed by BNYM Investment Adviser.  Such shares will be held in a special account of such fund (an Exchange Account).  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYM Investment Adviser.  See "How to Redeem Shares" in Part II of this SAI.  Investors may obtain a copy of the prospectuses for Premier, Service or Wealth shares of the respective funds by calling 1-800-373-9387.

Class Y Shares. Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the BNY Mellon Family of Funds, as well as between Premier shares of Dreyfus Money Market Fund, provided that, with respect to exchanges of Premier shares, the investor meets the eligibility requirements for investing in Class Y shares.

Exchanges of Class I or Class Y Shares Held by a Retirement Plan. Exchanges of Class I or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

Auto-Exchange Privilege. Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds of which you are a shareholder. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Automatic Asset Builder

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Government Direct Deposit Privilege

Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Payroll Savings Plan

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dividend Options

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Dividend Sweep. Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from a fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege. Identically registered existing IRA accounts (other than Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates) are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dividend ACH. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or, for money market funds, www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals under the Automatic Withdrawal Plan of shares that are otherwise subject to a CDSC that exceed such amounts will be subject to the applicable CDSC.

Certain Retirement Plans, including Retirement Plans sponsored by BNYM Investment Adviser or its affiliates, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

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Letter of Intent—Class A Shares

Except as may be otherwise described in the prospectus, by submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-373-9387 (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent, until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent, will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Retirement Plans and IRAs

If you wish to purchase fund shares in conjunction with a Retirement Plan sponsored by BNYM Investment Adviser or its affiliates, or an IRA sponsored by BNYM Investment Adviser or its affiliates, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance of funds to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Retirement Plans sponsored by BNYM Investment Adviser or its affiliates, or IRAs sponsored by BNYM Investment Adviser or its affiliates, may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS

See "Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" and "Administrative Services Plans," as applicable, in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an

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investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

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All Funds

Market Risk; Market Developments

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events; trading and tariff arrangements; armed conflicts or terrorist activities; wars; economic sanctions and countermeasures in response to sanctions; major cybersecurity events; environmental disasters; natural disasters; public health crises; and other events or circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of the fund's investments may be negatively affected. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Market volatility, inflation (or expectations for inflation), deflation (or expectations for deflation), dramatic interest rate moves and/or unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. BNYM Investment Adviser intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

The rapid and global spread of a novel coronavirus disease (known as "COVID-19") was declared a pandemic by the World Health Organization in 2020 and resulted in volatility in financial markets worldwide; reduced liquidity of many instruments; border closings and other restrictions on international and, in some cases, local travel; significant disruptions to business operations, including disruptions to supply chains, consumer demand and employee availability, and, in some cases, business closures; strained healthcare systems; quarantines, health screenings and testing and other measures intended to contain the spread of COVID-19 affecting individuals, businesses of all types, certain government operations, public and private educational systems, and public and private cultural, charitable and other institutions; and widespread uncertainty regarding the duration and long-term effects of the pandemic.

Some sectors of the economy, certain industries and individual issuers have experienced particularly adverse effects and there may be adverse impacts on the broader financial and credit markets. Certain risks discussed in the Prospectus and elsewhere in this SAI may be exacerbated by these circumstances, such as credit risk, liquidity risk, interest rate risk and the risks of investing in certain sectors, industries or issuers. Developing or emerging market countries may be more affected by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic.

The U.S. government and the Federal Reserve, as well as certain other governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S., the long term consequences of which are not known. Actions taken to-date and future government intervention in the economy and financial markets intended to address the COVID-19 pandemic may not be successful, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Further Federal Reserve actions in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities in particular. Extraordinary government actions have contributed, and may continue to contribute, to market volatility, which may result in heightened volatility and/or losses in the value of the funds' investments.

The direct and indirect impact of the COVID-19 pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, including the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic may result, in the United States and worldwide, in a sustained economic downturn or recession, disruption to financial markets, political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities

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markets. The COVID-19 pandemic could adversely impact the funds, including the value and liquidity of a fund's investments, a fund's ability to satisfy redemption requests or fund performance.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting BNYM Investment Adviser, Sub-Adviser(s), Transfer Agent or Custodian or other service providers, such as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a fund's investment trading; the inability of fund shareholders to purchase and redeem fund shares; interference with a fund's ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests; counterparties with which a fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

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Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities,

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and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized

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companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Private Placements and Pre-IPO Investments. Investments in privately placed securities involve a high degree of risk. Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a fund's investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which a fund could be substantially diluted if the fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the fund's investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for these companies. It may be difficult for a fund to sell these investments, subjecting the fund to liquidity risk. Shares of privately held companies are less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of a fund's investments and may adversely affect the value of these investments.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated

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fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a fund's share price is guaranteed.

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TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." On August 1, 2023, Fitch downgraded its credit rating for the United States of America to "AA+" from "AAA", citing "a high and growing general government debt burden, and the erosion of governance relative to 'AA' and 'AAA' rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions." The value of shares of a fund that may invest in U.S. government obligations may be adversely affected by any future downgrades of the U.S. government's credit rating. While the long-term impact of a downgrade is uncertain, it could, for example, lead to increased volatility, stock market declines and rising bond yields in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in

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unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P Global Ratings and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet

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their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash

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payments. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities are indexed to inflation so that principal and interest payments rise and fall with the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond, which has the effect of changing the interest amount paid. Other issuers pay out inflation-indexed accruals as part of a semi-annual coupon.

The periodic adjustment of TIPS is tied to the Consumer Price Index for All Urban Consumers (the "CPI-U"), which is calculated monthly by the Bureau of Labor Statistics of the U.S. Department of Labor and measures the changes in the price of a basket of goods and services purchased by urban consumers. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Treasury has guaranteed that, in the event of a drop in prices, TIPS would repay the adjusted principal or the original principal, whichever is greater, so that investors will not receive less than the originally invested principal. However, the current market value of TIPS is not guaranteed and will fluctuate. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. In addition, because inflation-indexed securities are intended to provide protection from inflation, they generally have lower expected returns.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such

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instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a

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collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information. Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) and through (including) the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on the settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it

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might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly leveraged transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such

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rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the

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security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest,

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as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In 2019, FHFA (as defined below) began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS." Each UMBS has a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

FNMA and FHLMC Conservatorship and Treasury Support. FNMA and FHLMC (together, the "Enterprises") continue to operate under conservatorship of the Federal Housing Finance Agency ("FHFA"), as they have since 2008. Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements ("SPSPAs"), which were executed on September 7, 2008, one day after the Enterprises entered conservatorships. The SPSPAs were designed to ensure that the Enterprises: (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer. In exchange for Treasury's financial support, the SPSPAs required the Enterprises to, among other things, make quarterly dividend payments to Treasury, provide Treasury with a liquidation preference, and, beginning in 2010, pay Treasury a periodic commitment fee that reflects the market value of the outstanding Treasury commitment, as well as stock warrants for the purchase of common stock representing 79.9% of the common stock of each Enterprise on a diluted basis.

On May 6, 2009, Treasury and the Enterprises amended the SPSPAs to increase Treasury's commitment of financial support from $100,000,000,000 to $200,000,000,000 to each Enterprise. On December 24, 2009, Treasury and the Enterprises again amended the SPSPAs to replace Treasury's $200,000,000,000 commitments with new formulaic commitments. On August 17, 2012, Treasury and the Enterprises amended the SPSPAs (the "2012 Amendments") to recalibrate calculation of the quarterly dividends the Enterprises pay to Treasury. Rather than use 10% (or in some cases 12%) of the liquidation preference to calculate the dividend amounts—a practice which was contributing to the Enterprises' need to draw on Treasury's commitment of financial support—the 2012 Amendments based the dividend amounts on net worth. This helped ensure financial stability, fully captured financial benefits for taxpayers, and eliminated the need for the Enterprises circularly to borrow from Treasury only then to pay dividends back to Treasury. The 2012 Amendments also suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The 2012 Amendments also eliminated the requirement that the Enterprises obtain Treasury consent for asset dispositions with a fair market value (individually or in the aggregate) of less than $250 million, but required the Enterprises to submit annual risk management plans to Treasury.

On December 21, 2017, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain a $3 billion capital reserve, quarterly. Under the 2017 letter agreements, each Enterprise paid a dividend to Treasury equal to the amount its net worth at the end of each quarter exceeded $3 billion. On September 30, 2019, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain earnings beyond the $3 billion capital reserves previously allowed under the letter agreements of 2017. Under the 2019 letter agreements, FNMA may accumulate $25 billion in capital reserves and FHLMC may accumulate $20 billion in capital reserves. These letter agreements effectively permitted the Enterprises to cease their dividend payments to Treasury until they reached the respective capital reserve limit. On January 14, 2021, Treasury and FHFA announced amendments to the SPSPAs that allow the Enterprises to continue to retain earnings until they have reached the requirements set by FHFA's new capital rule issued in late 2020. Under that rule, the Enterprises would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time.

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Treasury has agreed that the Enterprises can raise private capital and exit conservatorship once certain conditions are met. To facilitate Enterprise equity offerings, Treasury has committed to work to restructure its investment in each Enterprise.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, FNMA or FHLMC pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, or sometimes more than one index. These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

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It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness

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of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation ("CLO") or collateralized bond obligation ("CBO") if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the funds' investments, utilize the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom ("UK") financial regulatory body, announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups began planning the transition to the use of different benchmarks. In the United States, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and the Federal Reserve Bank of New York (the "New York Federal Reserve") convened the Alternative Reference Rates Committee (the "ARCC"), comprised of a group of private-market participants, to help ensure a successful transition from U.S. dollar LIBOR to a replacement reference rate. The ARCC recommended a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight Treasury repo rates, as an appropriate replacement for LIBOR. The New York Federal Reserve began publishing SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR tenors, including some U.S. dollar LIBOR tenors, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. dollar LIBOR tenors on June 30, 2023. As a result, regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Although regulators have encouraged the development and adoption of alternative rates, such as SOFR, the future of any particular replacement rate still remains uncertain. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the

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one-month, three-month and six-month U.S. dollar LIBOR settings after June 30, 2023 through at least September 30, 2024.

Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. The impact of the transition on certain debt securities, derivatives and other financial instruments has not been determined and may remain uncertain for some time. Market participants have adopted alternative rates, such as SOFR, or have otherwise amended certain legacy instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events. However, neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer-term securities and transactions to a new benchmark or benchmarks. For example, certain proposed replacement rates to LIBOR, such as SOFR, are different from LIBOR, and changes in the applicable spread for financial instruments that have transitioned away from LIBOR have been made to accommodate the differences. In addition, regulators in foreign jurisdictions have proposed alternative replacement rates. Furthermore, the risks associated with the transition to alternative rates may be exacerbated if the orderly transition to an alternative reference rate was not completed in a timely manner.

Due to the uncertainty regarding the effect of a transition away from LIBOR on the funds or the financial instruments in which the funds invests cannot yet be determined. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect a fund's investment performance.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, Puerto Rico, in May 2017, made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of

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its inability to meet additional pending obligations, including under general obligation bonds. Puerto Rico's government formally exited bankruptcy in March 2022, completing the largest public debt restructuring in U.S. history. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that is a RIC for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

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The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

● Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

● Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.

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● Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

● Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations. Separately, whenever a fund engages in a tender option bond trust transaction, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of such transaction or (ii) treat the transaction as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.

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● Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

● Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

● Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

● Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest

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rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

● Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

● Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

● Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

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● Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. government securities) are not backed or insured by the U.S. government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

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Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime

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mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. Additionally, a number of countries in Europe have suffered terror attacks. War and terrorism also affect many other countries, especially those in Africa and the Middle East. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the UK held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period. This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the UK's exit are not known at this time and are unlikely to be known for a significant period of time. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. It is also unknown whether the UK's exit from the EU will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a

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fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the funds and their investments.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker

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legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Certain Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a fund to risks specific to China. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S. or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.

Investments in certain Hong Kong-listed securities may also subject a fund to exposure to Chinese companies. In 1997, the UK handed over control of Hong Kong to the People's Republic of China. By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047, although defense and foreign affairs are the responsibility of the central government in Beijing. However, as demonstrated by protests and unrest in Hong Kong in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, political uncertainty continues to exist in Hong Kong, which may have an adverse impact on Hong Kong's economy.

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Stock Connect. Certain funds may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through Hong Kong Stock Connect Program ("Stock Connect"). Trading in China A-Shares through Stock Connect is subject to certain risks, which may change over time. A fund's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a fund may only sell, but not buy, the securities, which may adversely affect the fund's investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund's ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund would be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect the fund's ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a fund intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the fund's participant broker before the market opens. As a result, the fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors. While a fund's ownership of China A-Shares will be reflected on the books of the custodian's records, a fund will only have beneficial rights in such A-Shares. The precise nature and rights of the fund as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change, and any such changes may negatively affect investment returns.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the

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PRC ("Bond Connect"). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a fund's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a fund's investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a fund. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH"). A fund's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a fund's Hong Kong sub-custodian. Therefore, a fund's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the fund's rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a fund to the credit risk of the relevant securities depositories and a fund's Hong Kong sub-custodian. While a fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A fund's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a fund, which may negatively affect investment returns.

Investments in CCMC Securities. On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a "Communist Chinese military company" (a "CCMC" and such securities collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the U.S. Department of Defense (the "DOD") or the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"). In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban several times from the initial date of January 11, 2021 to the most recent date of June 11, 2021 for publicly-traded securities of companies with a name that "closely matches the name" of a designated CCMC but that have not been designated as CCMC Securities. In addition, U.S. persons also are prohibited from transacting in newly-designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, U.S. persons may divest their holdings in the 31 initially-designated CCMCs at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund's total

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assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name "close matches the name" of an entity designated as a CCMC.

A fund's holdings in CCMC Securities may adversely impact the fund's performance. The extent of any impact will depend on future developments, including the fund's ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Investments in Variable Interest Entities. To the extent a fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities ("VIEs"). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by the VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.

VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

The legal status of the VIE structure remains uncertain under Chinese law. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including a fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.

In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a fund to invest in such securities and may increase the expenses of a fund if it is required to seek alternative markets in which to invest in such securities.

Investing in Russia and other Eastern European Countries. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia's military invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion of Ukraine. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a fund has exposure to Russian investments or investments in countries affected by the invasion, the fund's ability to price, buy, sell, receive or deliver such investments may be impaired. A fund may determine that certain affected securities have zero value. In addition, any exposure that a fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund's portfolio. The extent and duration of Russia's military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth.

Many formerly communist, Eastern European countries have experienced significant political and economic reform

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over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than market prices of U.S. government debt or the debt of corporate issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient

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foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in

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over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies, Including Exchange-Traded Funds

Under the 1940 Act, subject to a fund's own more restrictive limitations, if applicable, a fund's investment in securities issued by other investment companies, subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow a fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the funds and BNYM Investment Adviser, including limits on control and voting of acquired funds' shares, evaluations and findings by BNYM Investment Adviser and limits on most three-tier fund structures.

In addition to the management and operational fees the funds bear directly in connection with their own operation, a fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies, including ETFs.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by BNYM Investment Adviser. In addition, a fund may invest in shares of one or more money market funds advised by BNYM Investment Adviser for strategic purposes related to the management of the fund. To the extent such fund invests in a money market fund advised by BNYM Investment Adviser for such strategic purposes, BNYM Investment Adviser has agreed to waive a portion of its management fee payable to it by such fund equal to the management fee BNYM Investment Adviser receives from the money market fund with respect to the assets of the investing fund invested in the money market fund. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, generally those that are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF's per share

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NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Private Investment Funds

As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares of such private investment funds at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Notes

ETNs are debt obligations, generally unsecured and unsubordinated, with a return linked to the performance of a reference investment (typically an index). ETNs are not registered investment companies and are not regulated under the 1940 Act. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer's assets and instead operate more like unsecured debt of the issuer. This type of debt security differs, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. Accordingly, investments in ETNs are subject not only to the risks of the reference investment but also to the risks of a debt investment in the issuer. The value of an ETN may be influenced by, and is subject to the risks of, time to maturity; level of supply and demand for the ETN; changes in interest rates; and creditworthiness of and default by the issuer. As a result, the fund may lose all or a portion of the value of an investment in an ETN due solely to the creditworthiness of or default by the issuer. In addition, there may be substantial differences between the value of the reference investment and the price at which the ETN may be traded, and the return on an ETN that is tied to a specific index may not replicate precisely the return of the index. ETNs also incur certain expenses not incurred by the reference investment, and the cost of owning an ETN may exceed the cost of investing directly in the reference investment. The secondary trading market price of an ETN (if such a secondary trading market exists) may be more volatile than the value of the reference investment it is designed to track. The fund may not be able to liquidate ETN holdings at the time and price desired, which may impact fund performance.

Master Limited Partnerships (MLPs)

Although MLP investments may take many forms, a fund investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs") and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical Pass-Thru MLP

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consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes. Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests, MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the Nasdaq. MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights"). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated

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transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors. The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner Interests. The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities. General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset. MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions. To the extent that actual outcomes differ from management's estimates, earnings would be affected. If recorded liabilities are not adequate, earnings would be reduced. To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP. However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

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Equity and Debt Securities Issued by Affiliates of MLPs. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares. I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP. I-Shares represent an indirect limited partner interest in the MLP. I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders. I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP. I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses. A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated. I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market. I-Shares may be thinly traded, based on investors' perceptions of the MLP's value. The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions. These factors may result in the market price of the I-Shares being less than the value of its net assets. This means that I-Shares may trade at a discount to the price of the MLP's common units. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

PIPEs. The Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons related to the management of the fund; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Rule 18f-4 under the 1940 Act, effective August 18, 2022, regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other

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things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the fund has established a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.

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Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

CEA Regulation. Each fund, except the CPO Funds, is operated by BNYM Investment Adviser in reliance on an exclusion, granted to operators of registered investment companies such as the funds, from registration as a "commodity pool operator" with respect to the fund under the CEA and, therefore is not subject to registration or regulation with respect to those funds under the CEA. Although BNYM Investment Adviser has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, BNYM Investment Adviser relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds for which it relies on the Regulation 4.5 exclusion from the definition of "commodity pool operator."

The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if BNYM Investment Adviser continues to claim the exclusion from the definition of CPO with respect to such funds. In order for BNYM Investment Adviser to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by BNYM Investment Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because BNYM Investment Adviser may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. BNYM Investment Adviser, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, BNYM Investment Adviser must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

BNYM Investment Adviser does not claim an exclusion from the definition of CPO with respect to the CPO Funds and, as a result, the CPO Funds are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. BNYM Investment Adviser has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. The CFTC has adopted rules (the "Harmonization Rules") with respect to the compliance obligations of advisers that operate registered investment companies subject to CEA regulation, such as the CPO Funds. Under the Harmonization Rules, BNYM Investment Adviser will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

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If a fund, except the CPO Funds, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, BNYM Investment Adviser would withdraw its exclusion from the definition of CPO with respect to the fund and BNYM Investment Adviser would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

● Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

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● Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

● Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

● Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

● Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the SOFR or other reference rate, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in SOFR or other reference rate, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Purchases or sales of options on exchanges owned by The Nasdaq OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, as the result of an arrangement between The Nasdaq OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

● Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell,

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respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

● Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

● Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund). A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYM Investment Adviser's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In

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particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy or increase the cost of entering into derivatives transactions. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

● Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

● Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

● Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

● Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally

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that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

● Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

● Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives

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may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYM Investment Adviser's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

● Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

● Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could

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be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

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Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward

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contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities and Commodity-Related Instruments, Including Commodity ETPs

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. For example, a fund may invest in exchange-traded commodity pools or exchange-traded metals trusts ("Commodity ETPs"). However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a RIC under the Code.

The value of commodity-related instruments and Commodity ETPs involve the same risks associated with a direct investment in commodities and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Certain commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Commodity ETPs. Investments in Commodity ETPs involve the same types of risks of investing in an ETF except that the investments made by a Commodity ETP typically are commodities futures or physical commodities included in the index the Commodity ETP is designed to replicate or invest in and Commodity ETPs are not registered investment companies and are not regulated under the 1940 Act. Interests in Commodity ETPs may trade at prices that vary from their NAVs, sometimes significantly. In addition, the performance of a Commodity ETP

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may diverge from the performance of the relevant index. The fund's investments in Commodity ETPs are subject to the risks of the investments made by the Commodity ETPs, as well as to the general risks of investing in Commodity ETPs. The fund will bear not only the fund's management fees and operating expenses, but also the fund's proportional share of the fees and operating expenses of the Commodity ETPs in which the fund invests.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Whenever a fund enters into a short sale, it will treat the short sale as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. When a fund lends its portfolio securities, the voting rights on the loaned securities transfer to the borrower until the loan is terminated and the securities are returned to the fund. Accordingly, a fund may not vote proxies related to the issuers of its portfolio securities that are out on loan, unless the fund terminates the loan. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any

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decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by BNYM Investment Adviser, Treasury bills, agency securities, bank deposits, commercial paper or other cash equivalents, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement which is not treated as a derivatives transaction, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations or similar financing transactions and any other senior securities representing indebtedness, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Rule 18f-4 under the 1940 Act permits a fund to treat reverse repurchase agreements as derivatives transactions under certain circumstances. A fund treating reverse repurchase agreements as derivatives transactions must include in its derivatives exposure the proceeds that the fund received but has not yet repaid or returned, or for which the associated liability has not been extinguished, in connection with each such transaction. Whenever a fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale

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transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.

Pursuant to Rule 18f-4 under the 1940 Act, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Investments

Illiquid Investments Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid investments. Illiquid investments, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to

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institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Adviser pursuant to guidelines established by the board. The Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient

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income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be

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exposed to the price movements of natural resources.

Investments in the Financials Sector

Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the Financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The NAV of the each Institutional MMF's shares fluctuates with changes in the values of the fund's portfolio securities. For Retail and Government MMFs, decreases in the value of the fund's portfolio securities may affect the fund's ability to maintain a stable NAV.

The amount of income from portfolio securities also could affect a money market fund's ability to pay periodic dividends and distributions to shareholders and/or its NAV. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the NAV of fund shares to fall. In such cases, a fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable a Government or Retail MMF to maintain a stable NAV or avoid a fall in an Institutional MMF's NAV.

For money market funds that seek to maintain a stable $1.00 share price, a low or negative interest rate environment could impact the funds' ability to do so. During a low or negative interest rate environment, the fund's board may authorize such funds to reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the funds' organizational documents. Alternatively, the board may authorize the funds to discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.

If a fund is authorized by the board to reduce the number of its outstanding shares through a reverse stock split, each share would continue to be valued at $1.00 per share, but each shareholder would own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund's income, or if an investment declined significantly in value. A shareholder's total cost basis in their fund shares would remain the same, but the per share basis would be slightly higher than before such transaction. The holding period for the fund shares received in a reverse stock split is expected to include the period during which the shareholder held the fund shares surrendered in the reverse stock split.

Ratings of Securities

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If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are

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considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. government securities ("credit and/or equity collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not

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necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed

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securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

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Illiquid Investments

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid investments. Illiquid investments, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Investments—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other money market funds advised by BNYM Investment Adviser or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

Money Market Fund Material Events

Financial Support Provided to Money Market Funds. Since October 14, 2016, there have been no occasions on which an affiliated person, promoter or principal underwriter of a money market fund, or an affiliated person of such a person, provided any form of financial support to the money market fund, except as follows:

On March 18, 2020, The Bank of New York Mellon purchased securities from Dreyfus Cash Management in accordance with Rule 17a-9 under the 1940 Act to provide liquidity support to the fund's portfolio. The Bank of New York Mellon paid fair market value for the securities to the fund. The Bank of New York Mellon Corporation paid the excess of amortized cost over fair market value to the fund. The Bank of New York Mellon is an affiliate of the fund's investment adviser, BNYM Investment Adviser. Both entities are subsidiaries of The Bank of New

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York Mellon Corporation. The total amount of the support was $1,204,850,099.29. Each security purchased, the value of such security on the date support was initiated and the purchase price of the security were as follows:

CUSIP	Issuer/Issue	Market Value Price	Trade Execution	Net Amount of Purchase[1]
06417LMX2	BNSPP CPIB 0 09/02/20	$99.535678	$100.0000	$350,232,263.89
89120DPS2	TDBANK CPIB 0 07/27/20	$99.909706	$100.0000	$200,243,912.44
96122JES4	WSTPLN CPIB 0 06/29/20	$99.937557	$100.0000	$50,047,589.19
9612C4J77	WSTPAC CPIB 0 12/03/20	$99.470205	$100.0000	$107,071,901.77
9612C4K83	WSTPAC CPIB 0 02/05/21	$99.188698	$100.0047	$2,003,375.00
9612C4K91	WSTPAC CPIB 0 02/12/21	$99.170892	$99.9967	$50,067,698.01
87019RG91	SWEDBANK AB CP 1.66% 07/09/2020	$99.628983	$99.6289	$99,628,983.00
87019RGU4	SWEDBANK AB CP 1.77% 07/28/2020	$99.587500	$99.5875	$99,587,500.00
87019RHA7	SWEDBANK AB CP 1.62% 08/10/2020	$99.581917	$99.5819	$146,385,417.99
87019RHC3	SWEDBANK AB CP 08/12/2020	$99.581458	$99.5815	$99,581,458.00
				$1,204,850,099.29

1 Net amount includes interest.

On March 19, 2020, The Bank of New York Mellon purchased securities from Dreyfus Cash Management in accordance with Rule 17a-9 under the 1940 Act to provide liquidity support to the fund's portfolio. The Bank of New York Mellon paid fair market value for the securities to the fund. The Bank of New York Mellon Corporation paid the excess of amortized cost over fair market value to the fund. The Bank of New York Mellon is an affiliate of the fund's investment adviser, BNYM Investment Adviser. Both entities are subsidiaries of The Bank of New York Mellon Corporation. The total amount of the support was $948,975,515.03. Each security purchased, the value of such security on the date support was initiated and the purchase price of the security were as follows:

CUSIP	Issuer/Issue	Market Value Price	Trade Execution	Net Amount of Purchase[1]
06370RZ28	BANK OF MONTREAL CHICAGO 0.6 8/7/20	$99.52086000	$100.0000	$250,495,347.22
87019VA64	SWEDBANK (NEW YORK BRANCH) 1.846 7/23/20	$99.76754300	$100.0000	$100,292,322.92
22549LD51	CREDIT SUISSE AG (NEW YORK BRANCH) 0.27 8/20/20	$99.66585700	$100.0000	$100,047,083.33
22549LM77	CREDIT SUISSE AG (NEW YORK BRANCH) 1.775 5/26/20	$99.88567500	$100.0000	$25,035,739.08
86564F5R0	SUMITOMO MITSUI TRUST BANK LTD (NE 1.68 5/8/20	$100.03632100	$100.0363	$150,376,481.50
22549LC52	CREDIT SUISSE AG (NEW YORK BRANCH) 0.27 8/20/20	$99.66585600	$100.0000	$50,026,055.56
13606C6U3	CANADIAN IMPERIAL BANK OF COMMERCE 0.41 2/26/21	$98.55759800	$100.0000	$197,665,735.42
06370RD22	BANK OF MONTREAL (CHICAGO BRANCH) 0.3 6/5/20	$99.97222500	$100.0000	$75,036,750.00
				$948,975,515.03

1 Net amount includes interest.

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The applicable fund was required to disclose additional information about each of these events on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by a fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P Global Ratings, Moody's, Fitch and DBRS.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings that S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations: likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some

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quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Note: Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated

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grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings Definitions. An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D "D" is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. The following is a ranking (from highest to lowest) of Moody's long-term and short-term categories.

Long-Term Obligation Ratings and Definitions. Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper medium-grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

Obligations rated "C" are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

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Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings, unlike its long-term ratings, apply to an individual issuer's capacity to repay all short-term obligations rather than to specific short-term borrowing programs.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG"). VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

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Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to "AAA" ratings and ratings below the "CCC" category.

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

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Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

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Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARDS

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily BNYM Investment Adviser and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of BNYM Investment Adviser and its affiliates, service providers, including BNYM Investment Adviser's Director of Investment Oversight (or a senior representative of his office), the funds' CCO and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of BNYM Investment Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel

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(and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, BNYM Investment Adviser and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as may be noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of BNYM Investment Adviser and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation and litigation committees. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the BNY Mellon Family of Funds, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, New York, New York 10286, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to address any potential conflicts of interest between the funds and BNYM Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by BNYM Investment Adviser or its affiliate.

MANAGEMENT ARRANGEMENTS

BNYM Investment Adviser

BNYM Investment Adviser is a wholly-owned subsidiary of BNY Mellon and the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNYM Investment Adviser is the investment adviser to each fund. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

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Pursuant to a management or advisory agreement applicable to each fund, BNYM Investment Adviser generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," BNYM Investment Adviser may pay the Distributor or financial intermediaries for shareholder or other services from BNYM Investment Adviser's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. BNYM Investment Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, BNYM Investment Adviser or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by BNYM Investment Adviser), and certain related services. NIM and NIMNA have entered into sub-sub-investment advisory agreements which enable each of them to provide the other that acts as a Sub-Adviser to a fund with certain advisory services for the benefit of such fund, including, but not limited to, portfolio management services.

The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser or their position with the Sub-Adviser. Listed companies or other entities are in the asset management or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities. For Mellon, INA, NIM, NIMNA and Walter Scott, which are all subsidiaries of BNY Mellon, see "BNYM Investment Adviser" above for ownership information.

Alcentra: Franklin Resources, Inc.

Amherst Capital: Amherst Holdings, LLC

CenterSquare: CenterSquare Investment Management Holdings LLC, LM CenterSquare Holdings LLC, LM CenterSquare Investment Holdings IV-A INC., Lovell Minnick Equity Partners IV-A LP, Lovell Minnick Equity Partners IV LP, Lovell Minnick Equity Advisors IV LP, Fund IV UGP LLC and Lovell Minnick Partners LLC

Channing: Rodney B. Herenton and Wendell E. Mackey

Denali: Robert Snigaroff, Michael Munson, John Cuthbertson, Stephanie Neruda and Nile Capital Group

EAM: Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Byron Roth, CR Financial Holdings, Inc. and Waco Limited, LLC

Eastern Shore: Robert C. Barringer, Eli Kent, William Moody, James M. O'Brien, Sarah L. Westwood and Moody Aldrich Partners, LLC

GCM: William S. Priebe, Katrina Marie Ellenberg, Stephen James Shenkenberg, Jose Manuel Munoz Quiroga, Matthew Paul Pistorio, GCM Purchaser, LLC, GCM Holdco, LLC, Geneva Management LLC, ECP II GCM Aggregator, LLC and Estancia Capital Partners Fund II, L.P.

Granite: Geoffrey Edelstein, Robert Foran, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Erik Rolle, Joshua Shaskan, Bradley Slocum and Gary Rolle

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Heartland: Nicole Jeannine Best, Kevin Douglas Clark, Bradford Allen Evans, Andrew John Fleming, Michael David Kops, Matthew Jason Miner, William Richard Nasgovitz, Vinita Kaur Paul and Colin Patrick McWey

Neuberger Berman: Joseph Amato, Bradley Tank, Brad Cetron, Michael Chinni, Kenneth M dePegt, Vanessa Motto Rosenthal, Leo Anthony Viola, Stephen Wright, Neuberger Berman Investment Advisers Holdings LLC, Neuberger Berman Group LLC and NBSH Acquisition LLC

Nicholas: Catherine C. Somhegyi Nicholas, Arthur E. Nicholas, John Wylie and Nicholas Investment Partners, LLC

Redwood: Jennifer K. Silver, Michael J. Mufson and Alger Group Holdings, LLC

RHJ: Thuong-Thao Buu-Hoan, Lou Holtz, George Kruntchev, Yossi Lipsker, Thomas McDowell, Michael Meoli, Carl Obeck, Gary Rice, Daniel Sargen, Cara Thome, Timothy Todaro and Reed Wirick

Sarofim & Co.: The Sarofim Group, LLC

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

Alcentra. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Amherst Capital. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Amherst Capital Incentive Plan is based on Amherst Holdings (parent) profitability and the performance of the business unit. All investment professionals are eligible to receive incentive awards. Cash awards are payable by March 15th of the following year. Total incentive awards are comprised of annual cash incentive and long term incentive awards in the form of Amherst Holdings incentive units (akin to warrants) or interests in investment vehicles (includes investments in Amherst Capital products and/or products of Amherst Capital affiliates), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and portfolio performance. Also considered in determining individual awards are team participation, general contributions to Amherst Capital, performance versus individual objectives and goals established at the beginning of each calendar year.

BNY Mellon Wealth Management. The portfolio managers' compensation is comprised of four components: (i) a market-based salary; (ii) an annual incentive compensation plan; (iii) a long term incentive plan; and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.

The annual incentive compensation plan is comprised of three components: (1) portfolio performance; (2) individual qualitative performance; and (3) the overall performance of BNY Mellon Wealth Management. Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Mellon Wealth Management. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the

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end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

CenterSquare. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

Individuals' packages are designed with the appropriate component combinations of:

● Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

● Annual cash bonus: the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.

● Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.

The current compensation structure was formulated with the intent of attracting and retaining high caliber professional employees. CenterSquare, as a fiduciary, is committed to providing the necessary resources to maintain the quality of its services for the funds.

Channing. Total compensation is comprised of (1) base salaries, (2) performance bonuses, (3) equity participations, where applicable, and (4) benefits. For investment professionals, the bonus component is determined based on equal weighting of four factors: firm performance, product performance, individual performance and management discretion. Channing has a stock incentive program where key employees may be allocated phantom equity, with an intended five-year growth trajectory (20% each year) into ownership stakes.

Denali. The portfolio managers are compensated by Denali. Denali operates a flat investment organization and rewards professionals with equity and/or a profit share in the overall business. Employees can participate in the ownership of the firm based on contribution over time and share in the overall profitability of the firm through either direct equity ownership or profit share. Eighty percent of employees have ownership participation and key professionals have partnership interests in the firm. Additionally, base compensation amounts are competitive with peers.

Dreyfus. Compensation of portfolio managers in Dreyfus, a division of Mellon Investments Corporation, is comprised primarily of a market-based salary and an incentive compensation plan. All investment professionals are eligible to receive incentive awards, which are distributed in the month of February after the end of each calendar year. Incentive awards granted can be a combination of cash and BNY Mellon equity, which may be deferred or vest over a period of years. Individual awards for portfolio managers are discretionary, based on both individual and product risk-adjusted performance relative to peer comparisons over one-, three- and five-year periods. Team participation and general contributions to Dreyfus also are considered in determining individual awards. In addition,

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individual objectives and goals are established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

EAM. Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan. Portfolio managers also are compensated by distribution of profits based on ownership.

Eastern Shore. The portfolio managers' compensation is comprised of base salaries and benefits, and as equity owners of Eastern Shore they receive proportional shares of Eastern Shore's profits.  After the expenses of the business are covered, including the salaries of the investment team partners, the remaining distributable cash (profits) is distributed to the portfolio managers in proportion to their ownership interests in Eastern Shore.

GCM. Geneva investment professionals receive a competitive market based salary and discretionary bonus. The size of the bonus pool is a function of firm revenues. Bonuses at the individual level will be based on a number of factors including analyst productivity, performance of coverage universe and a discretionary component. This discretionary component is meant to encourage teamwork and collaboration and reward individuals who make a positive long-term impact on the business. In addition to bonus and salary most members of the investment team are shareholders of the firm and receive profit distributions based on their ownership stake in the company. Additionally, Geneva continually evaluates ways to incentivize investment professionals who make a positive long term impact. This may include an opportunity to purchase equity in the Firm, which is offered on an invitation only basis. Geneva believes this compensation plan encourages investment professionals to focus on the long term success of the business.

Granite. Granite's compensation plan for investment professionals is a combination of both formula and discretionary components. Currently, all full-time portfolio managers are principals of the firm and are remunerated in accordance with Granite's Operating Agreement, which provides for a compensation plan as follows: (i) minimum base draw against incentive compensation; (ii) revenue-based and performance-based compensation for each team (small cap and large cap); and (iii) a profits interest in Granite. Analysts are compensated based on the following: (i) base compensation; (ii) subjective bonus based on contribution to the relevant strategy and the firm; and (iii) a profits interest in Granite (if applicable).

The factors taken into consideration for determining maximum incentive compensation amounts include a portfolio performance based calculation based upon (i) relative rankings of track record (pre-tax) and return formula criteria and (ii) revenue generated from the clients of each strategy. Additional factors include such items as co-management responsibilities, portfolio performance versus peer universe rankings and length of time managing portfolios (based on annualized returns of one-year, three-years, five-years and ten-years or since-inception, whichever is shorter). For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management experience.

Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests. Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. New equity grants generally contain a three year vesting period. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at Granite.

Portfolio managers for accounts in the same strategy are compensated in the same manner.

Heartland. Each portfolio manager is a full-time employee of Heartland. Heartland is responsible for paying all compensation, including various employee benefits, to the portfolio managers. Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions. On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager's relevant industry experience, which may be increased each calendar year. Each portfolio manager is also eligible to participate in Heartland's 401(k) plan that is offered to all of Heartland's full-time employees.

On an annual basis, portfolio managers are eligible, for the investment strategies they participate in, to receive a performance-based incentive, which takes into consideration the one-year, three-year and five-year performance of the strategies they manage; however, results must be in the top 50% of the strategies' Lipper category (Lipper

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Small-Cap Value Funds Index). The initial target pool for each investment team is based on a percentage of revenues from the accounts managed. Performance, as measured against Lipper peer group performance rankings, is used to determine the multiplier applied to the initial target pool, generally from 0 to 2 times. This creates the ranking pool amount.

Collectively, all Heartland product investment performance increases or decreases the ranking pool amount, typically from 110% to 95%, respectively. Heartland performance is measured by the asset weighted average ranking results from each of the investment teams combined. The incentive pool for each team is allocated amongst the respective investment management team members based upon individual contributions.

Each portfolio manager may be eligible for a discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the fund, contribution to the fund's day-to-day management, leadership, organizational development, and the profitability of Heartland.

Finally, the portfolio managers may also be eligible to own stock of Heartland Holdings, Inc., Heartland Advisors' parent company.

INA. INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY Mellon.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

Mellon. The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.

The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass the firm's investment professional rewards program.

● Base salary

● Annual cash incentive

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● Long-Term Incentive Plan

– Deferred cash for investment in the firm's products

– BNY Mellon restricted stock units

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a portfolio manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman's long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman's equity ownership structure, which was designed to incentivize and retain key personnel.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant's annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

Newton. Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives lined to performance of funds sub-advised by Newton and/or participation in a long-term incentive plan.

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Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual. Additionally, in seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary, bonuses tied to performance and contribution to the investment process and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Redwood. Portfolio managers are paid both competitive salaries and awarded annual bonuses.  Annual bonus amounts are based upon each portfolio manager's individual contribution to Redwood's investment performance.

RHJ. Compensation of portfolio managers at RHJ includes base compensation and bonus. In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategy they manage.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, LLC, the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, LLC. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Walter Scott. Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance. All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For directors and some senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan. This is primarily invested in a long-term global equity fund for which Walter Scott is the investment adviser and, for some, in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

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Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Sub-Advisers affiliated with BNYM Investment Adviser and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its

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possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, BNYM Investment Adviser, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by BNYM Investment Adviser or an Affiliated Entity or a Sub-Adviser affiliated with BNYM Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own assets, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

BNYM Investment Adviser or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services (other than Class K shares). Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those Service Agents. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from BNYM Investment Adviser's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the

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form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent and retain sales loads, CDSCs and 12b-1 Plan fees. These payments as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to BNYM Investment Adviser, may create an incentive for the Distributor to recommend or sell shares of a fund to you. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

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Combined Prospectuses

A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

● there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

● mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.

Your assets would be escheated to the state indicated in the account address of record. If you have a foreign address, your assets would be escheated to the state where your fund is organized, which is either Maryland or Massachusetts. If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV. If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records. The fund, the Transfer Agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than Retail and Government MMFs)

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on Nasdaq markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for

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investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, such as the Valuation Designee, the amortized cost method would not represent fair value.
 Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the Adviser, as the fund's Valuation Designee pursuant to Rule 2a-5 under the 1940 Act, using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (Retail and Government MMFs only)

The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing these money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the boards, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

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Calculation of NAV

Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a multi-class fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds other than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"). Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this

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SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see "Distributions and Taxes" in the prospectus or Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day preceding the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Retail and Government MMFs do not expect to realize any long-term capital gains or losses.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See your fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund and its shareholders, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of a fund's shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the funds or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold fund shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs"). This discussion is limited to shareholders that hold a fund's shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a fund invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, published rulings and court decisions, each as of

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the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No fund has sought, and no fund will seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a "U.S. shareholder" is a beneficial owner of a fund's shares that is for U.S. federal income tax purposes:

● an individual who is a citizen or individual resident of the United States;

● a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

● a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

● an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a "non-U.S. shareholder" is a beneficial owner of a fund's shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a fund's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such fund's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a fund's shares will depend on the facts of such shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a fund's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Funds

RIC Qualification Requirements. Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. As a RIC, a fund will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a fund distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, a fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a fund must distribute with respect to each taxable year at least 90% of the sum of the fund's investment company taxable income (which generally is the fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year. The following discussion assumes that each fund qualifies as a RIC.

Taxation as a Regulated Investment Company. If a fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the fund timely distributes (or is deemed to timely distribute) to shareholders. A fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not

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distributed (or deemed distributed) to its shareholders.

If a fund fails to distribute in a timely manner an amount at least equal to the sum of: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year, and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things:

● maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

● derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test"); and

● diversify the fund's holdings so that at the end of each quarter of the taxable year:

● at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

● no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the fund actually receives a corresponding amount of cash in respect of such income. For example, if a fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the fund must include in its taxable income in each year the full amount of its applicable share of the fund's allocable share of these deemed dividends. Additionally, if a fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the fund receives cash representing such income in the same taxable year. A fund may also have to include in its taxable income other amounts that the fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a fund's deductible expenses in a given year exceed its investment company taxable income, the fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to

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shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30% (generally increased to 50% for taxable years beginning in 2019 or 2020) of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a fund or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the fund is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the fund actually earned during those years.

In order to enable a fund to make distributions to shareholders that will be sufficient to enable the fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the fund may need to liquidate or sell some of its assets at times or at prices that the fund would not consider advantageous, the fund may need to raise additional equity or debt capital, the fund many need to take out loans, or the fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the fund's business (or be unable to take actions that are advantageous to its business). Even if a fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the fund generally is not permitted to make distributions to its shareholders while the fund's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Annual Distribution Requirement, the fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although each fund expects to operate in a manner so as to qualify continuously as a RIC, a fund may decide in the future to be taxed as a "C" corporation, even if the fund would otherwise qualify as a RIC, if the fund determines that such treatment as a C corporation for a particular year would be in the fund's best interests.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Excise Tax Distribution Requirements, the fund may be subject to additional tax. However, no assurances can be given that a fund will not be subject to the excise tax and, a fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the fund's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the fund for U.S. federal income tax purposes, generally will be determined as if the fund realized these tax items directly. Further, for purposes of calculating the value of a fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the fund's proper proportion of any investment in the securities of that issuer that are held by a member of the fund's "controlled group" must be aggregated with the fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC. If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the fund would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a fund fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the

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fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a fund makes any distributions to the fund's shareholders and would reduce the amount available to be distributed to the fund's shareholders (or, potentially, Policy owners). Such fund would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for U.S. federal income tax purposes. Any distributions the fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the fund, and any remaining distributions would be treated as capital gain.

Equalization Accounting. A fund may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that has been distributed. A fund that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of fund shares, and such income and gains will be deemed to have been distributed by the fund for purposes of the distribution requirements under the Code. This may have the effect of reducing the amount of such income and/or gain that the fund is required to distribute to non-redeeming shareholders to avoid federal income tax and excise tax and also may defer the recognition of taxable income by its non-redeeming shareholders. This process does not affect the tax treatment of redeeming shareholders and, as the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a fund is using an improper method of allocation and has under distributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The remainder of this section assumes that each fund will continuously qualify as a RIC for each taxable year.

Fund Investments—General

Certain of a fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a fund from securities and other financial assets acquired by the fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the fund held a particular security or other financial asset.

A portfolio company in which a fund invests may face financial difficulties that require the fund to work-out, modify or otherwise restructure its investment in the fund company. Any such transaction could, depending upon the specific terms of the transaction, cause the fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

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A fund's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a fund.

If a fund purchases shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest generally will be imposed on the fund in respect of deferred taxes arising from such excess distribution or gain. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the fund. Any inclusions in the fund's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a fund may elect to mark to market at the end of each taxable year the fund's shares in such PFIC, in which case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the fund satisfies the Excise Tax Distribution Requirements.

The functional currency of the funds is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by a fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles." In addition, investments by a fund in particular combinations of investment funds also may be treated as a "straddle." To the extent the straddle rules apply to positions established by a fund, or the investment funds, losses realized by the fund may be deferred to the extent of unrealized gain in the offsetting positions. Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a fund may constitute "mixed straddles." One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a fund either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day

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period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Securities Lending. A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by the fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the fund will not qualify as a foreign tax paid by the fund and cannot be passed through to shareholders.

Investments in Entities that Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a fund in entities that invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII. This can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-U.S. shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Taxation of the Subsidiary (BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund only). The BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund may gain exposure to the commodity markets by investing up to 25% of each of their total assets in a "CFC" within the meaning of Section 957 of the Code, such as the Subsidiary. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be a CFC in which the fund owning the Subsidiary will be a U.S. shareholder. If a fund is a U.S. Shareholder, such fund will be required to include in gross income for U.S. federal income tax purposes all of a CFC's "subpart F income," whether or not such income is actually distributed by the CFC. Under Treasury regulations issued in 2019, subpart F income is treated as qualifying income for purposes of the 90% Gross Income Test regardless of whether an actual distribution from the CFC to the RIC is made. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments

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received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the fund and thus will not be available to offset income or capital gain generated from the fund's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Investments in Municipal or Other Tax-Exempt Funds. It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes. Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of U.S. Shareholders—Distributions on, and Sale or Other Disposition of, a Fund's Shares." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by certain types of shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a "fund of funds"), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, the fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code. Shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

State Municipal Funds. The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City). It should be noted that this treatment may change if, among other reasons: a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations. Fund shares and fund distributions may be subject to other state and local taxes. In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states provide

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exemptions for distributions attributable to interest on certain U.S. government obligations. Additionally, a shareholder may be subject to state income tax to the extent the shareholder sells or exchanges fund shares and realizes a capital gain on the transaction.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in a fund's shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder, it does not apply to you.

Distributions on, and Sale or Other Disposition of, a Fund's Shares. Distributions by a fund generally are taxable to U.S. shareholders as ordinary income or long term capital gain. Distributions of a fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains. Distributions of a fund's net capital gains (which generally are the fund's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the fund as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such U.S. shareholder's shares in the fund and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

A portion of a fund's ordinary income dividends paid to corporate U.S. shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the fund. A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

Although each fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a fund may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the fund may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A fund cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the fund's shareholders on December 31 of the year in which the dividend was declared.

If a U.S. shareholder purchases shares of a fund shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution

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even though it economically represents a return of its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's shares of a fund. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the U.S. shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, except in the context of an Institutional MMF, or shareholders employing the NAV Method (defined below), all or a portion of any loss recognized upon a disposition of the fund's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. shareholder's adjusted tax basis of the acquired shares.

In general, U.S. shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Each fund will send to each of its U.S. shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations qualified REIT dividends earned by a fund may qualify for such deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder's particular situation.

As discussed above under "Fund Investments—Investments in Municipal or Other Tax-Exempt Funds," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

NAV Method of Accounting (money market funds only). Shareholders in money market funds may elect to use a simplified method of accounting for computing gains and losses (the "NAV Method") in respect of their money market funds. Under the NAV Method, rather than computing gain or loss separately for each taxable disposition of shares in a fund as described above, the shareholder would determine gain or loss annually based on the changes in the aggregate value of the shareholder's shares in the fund during the "computation period(s)" comprising the shareholder's taxable year, reduced by the shareholder's net investment for the applicable computation period(s). Generally, a shareholder's net investment for a computation period, which may be positive, negative or zero, represents the cost or value of shares in the fund acquired by the shareholder during the applicable computation period(s), minus amounts received upon redemption of shares in the fund (or otherwise representing the value of shares redeemed) during the applicable computation period(s), in all cases determined under prescribed computation rules. A computation period could be the shareholder's taxable year or certain shorter periods, provided that, if the shareholder has more than one computation period comprising its taxable year, the shareholder's net gain or loss for the taxable year in respect of the applicable fund will be the sum of the net gains or loss separately computed for such fund under the NAV Method for each computation period comprising its taxable year.

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Gains and losses recognized under the NAV Method with respect to shares in a money market fund will be treated as short-term capital gains and losses if gain or loss with respect to a disposition of one or more of the shares would have been treated as capital gain or loss had the shareholder not elected to use the NAV Method. Otherwise, such gains and losses will be treated as ordinary income. If a shareholder holds shares in a particular money market fund in more than one account, it must treat its holdings in each account as a separate fund for purposes of applying the NAV Method. Additionally, a change to or from the use of the NAV Method is considered a change in accounting method, which generally would require the shareholder to obtain the consent of the IRS to make such change using automatic change procedures and a short Form 3115 "Application for Change in Accounting Method." A shareholder generally may elect to use the NAV Method in respect of a particular Government MMF or Retail MMF without the need to file a Form 3115 if (i) the shareholder has never used the NAV Method for that fund, and (ii) either the shareholder's basis in all its shares in that fund has at all times equaled $1.00 per share (i.e., the target share price), or the shareholder has not realized any gain or loss with respect to its shares in that fund.

All shareholders in money market funds should discuss with their own tax advisers whether to apply the NAV Method in respect of any given money market fund, the manner of obtaining any requisite consent of the IRS to use the NAV Method, and the manner in which gains and losses are computed under the NAV Method under the shareholder's particular circumstances. As noted above, the wash sale rules that restrict the use of certain losses upon a taxable disposition of shares do not apply in respect of shares that are subject to the NAV Method or to shares in an Institutional MMF.

The election of the NAV Method does not affect a shareholder's computation of income from fund distributions.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a fund in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. U.S. shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

3.8% Surtax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a fund, and net gain attributable to the disposition of shares of a fund (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-U.S. Shareholders

The following summary applies only to persons that are non-U.S. shareholders. If you are not a non-U.S. shareholder, it does not apply to you.

Distributions on, and Sale or Other Disposition of a Fund's Shares. Distributions by a fund to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the fund's current and accumulated earnings and profits.

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, a fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a fund's net capital gain (which generally is the excess of a fund's net long term

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capital gain over a fund's net short term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that a fund will distribute any interest related dividends or short term capital gain dividends. In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements.

If a fund distributes its net capital gain in the form of deemed rather than actual distributions (which a fund may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding. A fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the fund that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the fund could subject the shareholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides a fund or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign

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entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. shareholders could consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. No fund will pay any additional amounts in respect to any amounts withheld.

PORTFOLIO TRANSACTIONS

This section does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

BNYM Investment Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds, are managed by dual employees of BNYM Investment Adviser and an Affiliated Entity or one or more Sub-Advisers. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with BNYM Investment Adviser's trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds are placed on behalf of each fund by BNYM Investment Adviser.

Trading the Funds' Portfolio Securities

In managing money market funds, BNYM Investment Adviser will draw upon Dreyfus. Dreyfus is a division of Mellon that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by BNYM Investment Adviser or its affiliates that invest primarily in money market instruments. Dreyfus, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. Dreyfus investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by Dreyfus or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at Dreyfus. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade

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entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by BNYM Investment Adviser and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit BNYM Investment Adviser or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by BNYM Investment Adviser or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by BNYM Investment Adviser, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including BNYM Investment Adviser and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by BNYM Investment Adviser and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with Rule 2a-5 under the 1940 Act and procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

BNYM Investment Adviser, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by BNYM Investment Adviser, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNYM Investment Adviser, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and BNYM Investment Adviser, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for

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comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

BNYM Investment Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to BNYM Investment Adviser (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

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The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about the fund's portfolio holdings. Non-public information about a fund's portfolio holdings will not be distributed to persons not employed by BNYM Investment Adviser or its affiliates or the fund's Sub-Adviser(s) (or its or their accounting or administrative agent(s)), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliate of a fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

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Procedures for Disclosing Fund Portfolio Holdings

Portfolio holdings means the portfolio securities and similar instruments owned by a fund and may include related information about current or recent ("recent" being defined as the time between any public release and the next public release of a fund's portfolio holdings) trading strategies or details of portfolio management's expected or recent purchases and sales of particular securities or types of securities. Portfolio holdings can be identified not only by the specific name of the issue or issuer, but also, without limitation, by total shares or units owned, CUSIP number, ticker symbol, coupon, maturity, and total values (acquisition or market) and include currency, derivative, synthetic, and cash positions in addition to stocks, bonds, and money market instruments. Portfolio holdings information excludes portfolio characteristics information as described below.

Public Disclosure of Fund Portfolio Holdings

Each fund, or its duly authorized service providers, shall publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-PORT exhibit filings and, for money market funds, Form N-MFP, made with the SEC. Each non-money market fund (subject to the exceptions described below) shall disclose on the funds' public website (currently, at https://im.bnymellon.com/us/en/individual/funds/lt.jsp#overview) the following:

(1) the fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a 15-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a one-month lag between the date of the portfolio holdings information and the date of website posting;

(2) the fund's top portfolio holdings (generally, top 10 portfolio holdings), as a percentage of net assets, on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings information and the date of website posting; and

(3) from time to time, certain security-specific performance attribution data on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings attribution information and the date of website posting (generally, attribution will be limited to the top five performance contributors and/or detractors).

Each non-money market fund's complete portfolio holdings will remain available on the website for a period of six months. Top portfolio holdings and portfolio holdings-based performance attribution data shall remain available on the website for varying periods up to six months, provided that complete portfolio holdings will remain until the filing of the fund's next Form N-CSR or exhibit to Form N-PORT covering the date of the portfolio holdings information.

Each of BNY Mellon Floating Rate Income Fund and BNY Mellon High Yield Fund will disclose its respective portfolio holdings as of each calendar month-end, subject to a one-month lag between the date of such fund's portfolio holdings information and the date of website posting.

Each money market fund shall disclose its complete portfolio holdings on the funds' public website (currently, at www.dreyfus.com) on each business day, as of the preceding business day. Each money market fund's daily posting of its complete portfolio holdings shall remain available on the website for five months.

Ongoing Arrangements

Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund, BNYM Investment Adviser or its affiliates or the Sub-Adviser(s), where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract. When required by applicable regulations, these arrangements shall be disclosed, including the identity of the person (or firm) receiving the information, in this SAI. Any "ongoing arrangement" to make available such information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a

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written confidentiality agreement, the terms of which will include trading restrictions (as described below) with respect to any non-public information. The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings information.

At least annually, and except as to new ongoing arrangements with service providers, the fund's CCO will provide a list of all new ongoing arrangements to make available portfolio holdings information to the board for review.

Arrangements where the disclosure of portfolio holdings information (or any subset thereof) occurs at least one day after the time at which such portfolio holdings information has been publicly disclosed are not subject to the above requirements.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of portfolio holdings to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the funds' policy. For example, a portfolio manager discussing a particular fund may indicate that he or she likes and/or owns for the fund a security only if the fund's ownership of such security has previously been publicly disclosed a provided herein (and the statement is otherwise accurate and not misleading).

Confidential Dissemination of Portfolio Holdings

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, and Thomson Reuters Lipper, and due diligence departments of financial intermediaries, such as broker-dealers and wirehouses, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments may then distribute the results of their analysis to the public, paid subscribers and/or in-house among brokers, for example. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized as discussed above, provided that:

(1) the recipient does not distribute some or all of the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the funds before the portfolio holdings become public information as discussed above; and

(2) the recipient signs a written confidentiality agreement (as discussed below). Persons and entities unwilling to execute a confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the funds' policy.

The CCO may approve "other instances" where portfolio holdings information can be provided to a third party where there is a legitimate business purpose and the above two conditions are met. The fund will disclose such other instances, including the identity of the person or firm receiving the portfolio holdings information, in this SAI as required under applicable regulations.

At least annually, the CCO will provide a list of all new "other instances" of making available portfolio holdings information to the board for review.

Arrangements where the disclosure of portfolio holdings information occurs at least one day after the time at which portfolio holdings have been publicly disclosed are not subject to the above requirements.

Disclosure of Portfolio Holdings to Employees

Non-public information concerning a fund's portfolio holdings may be disclosed to persons employed by the fund, BNYM Investment Adviser, the Distributor, or investment advisory affiliates of BNYM Investment Adviser that provide services to the fund for legitimate business purposes. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

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Procedures for Disclosing Fund Portfolio Characteristics

Portfolio characteristics means aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings (such as top 10 portfolio holdings). Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.

Public Disclosure of the Portfolio Characteristics of a Fund

Portfolio characteristics may be made available and distributed if the availability of such information is disclosed in this SAI and the distribution of such information is otherwise in accordance with the general principles of the funds' policy. Such information, if provided to anyone, shall be made available to any person upon request.

Information Deemed Not to be Portfolio Holdings Information

Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Trading Desk and Research Reports

The trading desks periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Confidentiality Agreements

Pursuant to the funds' policy, the disclosure of non-public information concerning a fund's portfolio holdings may be made to a limited group of third parties, so long as the third party has signed a written confidentiality agreement. For purposes of the funds' policy, the confidentiality agreement must be in form and substance approved by the CCO. Subject to such modifications as the CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally will provide that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement;

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(3) upon written request, the recipient agrees to promptly return, delete, or destroy, as directed, copies of the portfolio holdings information; and

(4) portfolio holdings information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the fund (or service provider), (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the fund or its duly authorized agents to be disclosed.

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Additional Restrictions

The board or the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings or portfolio characteristics beyond those provided in the funds' policy.

Waivers of Restrictions

The funds' policy will not be waived, or exceptions be made, without the written consent of the CCO. Waivers or exceptions from the funds' policy shall be reported quarterly to the board.

Disclosures Required by Law

Nothing contained in the funds' policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Reporting of Violations

Each violation of the funds' policy must be reported to the CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS

The boards of the funds have adopted the following procedures with respect to proxy voting by the funds.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYM Investment Adviser or the fund's Sub-Adviser, except for (i) proxies of certain BHCs for which the boards have delegated to ISS the sole authority to vote proxies of Designated BHCs for certain funds as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting policies and procedures adopted for a fund are those of (i) the Primary Employer, (ii) the Sub-Adviser and/or (iii) Wealth Management (collectively, "Firms"), as described below.

Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted
Directly-Advised Funds	BNYM Investment Adviser	Primary Employer
Multi-Manager Funds	BNYM Investment Adviser	Wealth Management
Sub-Advised Funds	Sub-Adviser	Sub-Adviser

Bank Controlled Funds (as defined below) do not delegate voting to ISS as described herein.

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNY Mellon, funds that BNY Mellon "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY Mellon exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

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For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs").  Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the Funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by Funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon's share ownership in those funds.)  An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and either BNYM Investment Adviser or the fund's Sub-Adviser (as appropriate) will be redelegated sole voting authority over the BHC's voting securities held by a fund.  BNY Mellon's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of either BNYM Investment Adviser or the fund's Sub-Adviser (as appropriate), with respect to voting authority over Designated BHC securities.

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund for which ISS provides proxy voting and related services bears an equal share of ISS's fees in connection with the provision of such services.

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Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

Certain funds may participate in a securities lending program to generate income for their portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the fund. In certain circumstances, BNYM Investment Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if a fund's Sub-Adviser determines, based on the information available at the time, that there is a material proxy event that could effect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the fund). However, BNYM Investment Adviser anticipates that, in most cases, the potential income a fund may derive from a loaned security would outweigh the benefit the fund could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYM Investment Adviser or a fund's Sub-Adviser. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.

Oversight of ISS for Voting Proxies for of Designated BHC Securities. For ISS's voting activities in respect of proxies for securities of the Designated BHCs, BNYM Investment Adviser, through its legal, operational and administrative support groups, as well as certain BNY Mellon vendor review groups and engaged external consulting firms, shall provide ongoing oversight of ISS in order to ensure that ISS continues to vote proxies in the best interests of the funds and shall establish and implement measures reasonably designed to identify and address any conflicts involving ISS that can arise on an ongoing basis by requiring ISS to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the boards on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

Summaries of each Firm's Proxy Voting Policies can be found in Appendix A.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning
12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNYM Investment Adviser and/or one or more Sub-Advisers, as applicable to the relevant fund or funds

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Term	Meaning
Advisers Act	Investment Advisers Act of 1940, as amended
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of BNYM Investment Adviser that, along with BNYM Investment Adviser, employs fund portfolio managers who are dual employees of BNYM Investment Adviser and such affiliate
Alcentra	Alcentra NY, LLC
Amherst Capital	Amherst Capital Management LLC
AMT	Federal alternative minimum tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BHC	Certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution
BNYM	BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser
BNYM Investment Adviser	BNY Mellon Investment Adviser, Inc.
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation
BOLD®	An acronym for Black Opportunity for Learning and Development
Cash Investment Strategies	The predecessor of Dreyfus, a division of BNYM Investment Adviser
Cash Management Funds

Dreyfus Tax Exempt Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Treasury Obligations Cash Management and Dreyfus Treasury Securities Cash Management

CCO	Chief Compliance Officer; except for references to the CCO in Appendix A, "CCO" refers to the funds' CCO
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management LLC
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Channing	Channing Capital Management, LLC
Citizens	Citizens Financial Group, Inc. and its affiliates
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund
Custodian	The Bank of New York Mellon
Denali	Denali Advisors, LLC

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Term	Meaning
Designated BHCs	BHCs which one or more Funds or other investment accounts over which BNYM, in the aggregate, exercises sole voting discretion with respect to 5% or more of any class of voting stock of the BHC
Directly-Advised Funds	Funds advised by BNYM Investment Adviser that do not use any Sub-Advisers
Distributor	BNY Mellon Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	Dreyfus, a division of Mellon Investments Corporation
Dreyfus Corp.	The Dreyfus Corporation, the predecessor company of BNYM Investment Adviser
Dreyfus Government Fund	Dreyfus Government Cash Management, a money market fund advised by BNYM Investment Adviser into which certain fund shares may be exchanged
EAM	EAM Investors, LLC
Eastern Shore	Eastern Shore Capital Management
EDRs	European Depositary Receipts
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of other funds advised by BNYM Investment Adviser that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ERISA	Employee Retirement Income Security Act of 1974, as amended
ETFs	Exchange-traded funds
ETNs	Exchange-traded notes
Exchange Account

A special account in Wealth shares of the Dreyfus Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings, Inc.
FNMA	Federal National Mortgage Association
Fund of Funds

BNY Mellon Diversified International Fund, which invests all or substantially all of its investable assets in Underlying Funds, and BNY Mellon Yield Enhancement Strategy Fund, which invests significantly in Underlying Funds

GCM	Geneva Capital Management LLC
GDRs	Global Depositary Receipts
General Funds	Dreyfus Money Market Fund, Dreyfus National Municipal Money Market Fund and Dreyfus New York Municipal Money Market Fund
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
Glass Lewis	Glass Lewis & Co.
GNMA	Government National Mortgage Association

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Term	Meaning
Government MMFs

Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Dreyfus Institutional Preferred Treasury Obligations Fund, Dreyfus Treasury Obligations Cash Management, Dreyfus Treasury and Agency Liquidity Money Market Fund and Dreyfus Treasury Securities Cash Management

Granite	Granite Investment Partners, LLC
Heartland	Heartland Advisors, Inc.
In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, Inc., BNY Mellon S&P 500 Index Fund and BNY Mellon Smallcap Stock Index Fund
Index Manager	Mellon
INA	Insight North America LLC
Institutional Preferred Funds

Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund and Dreyfus Institutional Preferred Treasury Obligations Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
Institutional MMFs	Dreyfus Tax Exempt Cash Management and Dreyfus Cash Management
Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Lending Agent	The Bank of New York Mellon
LIBOR

London Interbank Offered Rate, which is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations

Mellon	Mellon Investments Corporation

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Term	Meaning
Mellon Capital	Mellon Capital Management Corporation, a predecessor company of Mellon
MLP	Master limited partnership
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Multi-Manager Funds	Funds whose assets are allocated solely among multiple, unaffiliated Sub-Advisers
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal personal income tax

Nasdaq	Nasdaq, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Investment Advisers LLC
Newton	NIM and NIMNA
NIM	Newton Investment Management Limited
NIMNA	Newton Investment Management North America, LLC
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Old Class T shares	Class T shares offered by certain funds prior to February 4, 2009
Plans	Distribution Plans, Service Plans, Shareholder Services Plans and Administrative Services Plans, if any, as described in Part II of this SAI
Primary Employer	Primary employer of a fund's portfolio managers
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Rating Agencies	S&P Global Ratings, Moody's, Fitch and, with respect to money market funds, DBRS
Redwood	Redwood Investments, LLC
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

Retail MMFs	Dreyfus Money Market Fund, Dreyfus National Money Market Fund and Dreyfus New York Municipal Money Market Fund

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Term	Meaning
RHJ	Rice Hall James & Associates, LLC
RIC	Regulated investment company, as defined in the Code
S&P Global Ratings	A division of S&P Global Inc.
Sarofim & Co.	Fayez Sarofim & Co., LLC
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
SOFR

Secured Overnight Funding Rate, which is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions

State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Sub-Advised Funds	Funds that use a Sub-Adviser, unless such Fund is a Multi-Manager Fund or a Multi-Strategy Fund

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Term	Meaning
Subsidiary

For BNY Mellon Dynamic Total Return Fund: DTR Commodity Fund Ltd., a company: (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and (3) which is wholly-owned and controlled by BNY Mellon Dynamic Total Return Fund.

For BNY Mellon Global Real Return Fund: GRR Commodity Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and (3) which is wholly-owned and controlled by BNY Mellon Global Real Return Fund.

Sustainable Funds	BNY Mellon Sustainable U.S. Equity Fund, Inc.
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	BNY Mellon Transfer, Inc.
Treasury	U.S. Department of the Treasury
Underlying Funds	BNY Mellon funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Valuation Designee	BNYM Investment Adviser
Walter Scott	Walter Scott & Partners Limited
Wealth Management	BNY Mellon Wealth Management
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

Alcentra NY, LLC ("Alcentra")

A.  Introduction/General Principles

In accordance with the Firm's fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm's Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as "Voting, Consent and/or Action Matters").

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client

(i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm's affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm's Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting). The Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.  Guidelines

The following represents a guideline for each of the principal policy issues:

1.  Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.  Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

3. Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4. Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

5. Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm's Clients on a Client-by-Client basis.

6. Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client's interests and the Firm's interest or between two or more Clients' interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C.  Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects

As noted herein, in accordance with the Firm's fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm's Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).

Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or (iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.

Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower's capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the "Real Estate Development Projects"), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the "Real Estate Development Project Investment Entities"), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an "Independent Party") in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.

In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the "Governance Documents") provide that, if any other Client or other affiliate of the Firm has an interest in such Real Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the

Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.

The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development

Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.

D. Recordkeeping

In accordance with the Firm's Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

Amherst Capital Management LLC

Policy

In the investment management agreement which it executes with each client, including private funds, Amherst Capital clearly specifies whether the client has retained the authority to vote proxies or whether this power has been delegated to Amherst Capital. For clients that have delegated proxy authority to Amherst Capital, Amherst Capital will make every reasonable effort to ensure that proxies are received and are voted in accordance with these policies and procedures adopted by Amherst Capital.

As a result of the investment strategies employed by Amherst Capital, Amherst Capital does not anticipate receiving proxy ballots. In the unusual circumstance that it receives proxy ballots, Amherst Capital will generally abstain from voting any proxies if it determines that the costs associated with exercising the proxy outweigh the benefits. If not, Amherst Capital will follow the following policy.

In voting proxies, Amherst Capital seeks to act solely in the best financial and economic interest of the applicable client while taking into consideration various factors including environmental, social and governance issues.

Amherst Capital will furnish a copy of its Proxy Voting Policy, any related procedures, and its Proxy Voting Guidelines upon request to each advisory client that delegates voting authority to Amherst Capital. Upon request, Amherst Capital will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

Procedures

In addition to voting proxies for Amherst Capital's private funds, at account opening all contracts are reviewed to determine if Amherst Capital has been delegated proxy voting authority by the client. Upon receiving proxy voting ballots, Amherst Capital reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, will be maintained in the voting file.

Amherst Capital does not anticipate having a conflict of interest in the exercising of its voting responsibilities. However, if a material conflict of interest is found to exist, the Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client. Amherst Capital may seek an independent third party to recommend how to vote the proposal.

BNY Mellon Wealth Management

BNYM Wealth Management, through its Proxy Voting Committee (the "Proxy Voting Committee"), will apply detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "BNYM Wealth Management Voting Guidelines").1 BNYM Wealth Management, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, inc1uding the funds.

Securities of Non-U.S. Companies and Securities Out on Loan. It is BNYM Wealth Management's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNYM Wealth Management has voting authority. However, situations may arise in which BNYM Wealth Management cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, BNYM Wealth Management will weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, BNYM Wealth Management will seek to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. BNYM Wealth Management generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, BNYM Wealth Management typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.

1 There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which BNYM Wealth Management seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the BNYM Wealth Management Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases, the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. BNYM Wealth Management seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, BNYM Wealth Management, the fund's principal underwriter (the "Distributor"), or any affiliated person of the fund, BNYM Investment Adviser, BNYM Wealth Management or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, predetermined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC ("Glass Lewis" and, together with ISS, the "Proxy Advisors")) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is BNYM Wealth Management's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, BNYM Wealth Management will engage a third party as an independent fiduciary to vote all proxies for securities of The Bank of New York Mellon Corporation ("BNY Mellon"), and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon's Board of Directors, but material conflicts of interests may also arise due to relationships involving BNYM Wealth Management and/or BNYM Wealth Management employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide BNYM Wealth Management with instructions as to how to vote such proxy. In the latter case, BNYM Wealth Management will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee will direct ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed BNYM Wealth Management is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by BNYM Wealth Management.

CenterSquare Investment Management LLC

Introduction

Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for a registered investment adviser to exercise voting authority with respect to client securities, unless: (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients; (2) the adviser describes its proxy voting procedures to its clients and provides copies on request; and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies. This proxy voting policy ("Proxy Voting Policy") documents CenterSquare's proxy voting policies and procedures.

Proxy Committee

CenterSquare's Proxy Committee ("Proxy Committee") is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of the Director, Securities Operations, and designated members of CenterSquare's investment teams. CenterSquare Compliance will participate as a non-voting member of the Committee. At a minimum, the Proxy Committee will meet no less than annually to review and update the Proxy Voting Policy, if necessary, and to review other proxy voting topics as needed.

Policy Details

Proxy voting is an important right of shareholders and duties of care and loyalty must be undertaken by CenterSquare to ensure that such rights are properly and timely exercised in accordance with CenterSquare's fiduciary duty to its clients. To satisfy its fiduciary duty in making any voting determination, CenterSquare must make the determination in the best interest of the client and must not place its own interests ahead of the interests of the client. Therefore, all proxies received by CenterSquare should be voted in accordance with these procedures which are intended to comply with Rule 206(4)-6 of the Advisers Act. This Proxy Voting Policy applies only to those CenterSquare clients who, in their investment management agreement (the "IMA"), have chosen to give us discretion to vote their proxies. At account start-up, upon amendment of the IMA, or upon a letter of instruction, the applicable documentation is reviewed to determine whether CenterSquare has discretionary authority to vote client proxies.

As a UNPRI Signatory, CenterSquare has chosen to use the ISS Sustainability Proxy Voting Guidelines as the default proxy policy for its clients. A client of CenterSquare may elect to use other general or customized proxy voting guidelines through ISS. However, CenterSquare does not attempt to reconcile individual client proxy policies to the ISS Sustainability Proxy Voting Guidelines. A client may change their decision with regards to proxy voting authority or guidelines at any time. Clients who have delegated voting responsibilities to CenterSquare with respect to their account may direct CenterSquare to vote in a particular manner for a specific ballot. CenterSquare will use reasonable efforts to vote according to the client's request in these circumstances, however our ability to implement such voting instructions will be dependent on operational matters such as the timing of the request.

A. Retention and Oversight of Proxy Service Provider

CenterSquare's proxy voting policies and procedures are intended to meet the objective to act in its clients' best interests. The sheer number of proxy votes related to client holdings makes it impossible for CenterSquare to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CenterSquare has retained an independent third party service provider, ISS, to analyze proxy issues, provide proxy research and recommendations on how to vote those issues, and provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

CenterSquare monitors the capacity, competency, and conflicts of interest of ISS to ensure that CenterSquare continues to vote proxies in the best interest of its clients. On an annual basis, CenterSquare conducts a due diligence review of ISS regarding their proxy voting services as part of its duty to perform oversight over the proxy voting firm. This review includes updates and discussion about the following areas of ISS:

● The adequacy and quality of staffing, personnel and/or technology;

● Whether ISS has an effective process for seeking timely input from issuers and ISS clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;

● Whether ISS has adequately disclosed to CenterSquare its methodologies in formulating voting recommendations, such that CenterSquare understands the factors underlying ISS' recommendations;

● The nature of any third-party information sources that ISS uses as a basis for its voting recommendations; and

● ISS policies and procedures regarding how it identifies and addresses conflicts of interest.

B. Decision Methods

ISS' Global Voting Principles, launched in December 2013, provide for four key tenets on accountability, stewardship, independence, and transparency, which underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies. ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey. The ISS Policy Board uses the input to develop its draft policy updates each year. Before finalizing these updates, ISS publishes draft updates for an open review and comment period. Beginning in 2008, all comments received are posted verbatim to the Policy Gateway, in order to provide additional transparency into the feedback ISS has received. Final updates are published in November, to apply to meetings held after February of the following year. ISS research analysts apply more than 400 policies to shareholder meetings. As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues. ISS reviews and updates their proxy polices on an annual basis. The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com.

When determining whether to invest in a company, one of the many factors CenterSquare may consider is the quality and depth of the company's management. As a result, CenterSquare believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, votes are cast in accordance with the recommendations of the company's management. CenterSquare reviews all ballot items where ISS recommends voting against the management of the issuer. Generally, CenterSquare will not override the ISS specific policy vote recommendations but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote. CenterSquare Compliance is notified when an override of the ISS vote is proposed by a CenterSquare Portfolio Manager. CenterSquare Compliance will ascertain that appropriate justification for the override is reasonable and appropriately documented in the ISS voting records contemporaneous to the actual proxy vote. A rationale of our decision is noted within the ISS system when we override ISS' specific policy recommendation and is included in the ballot summary reports. Proxy voting reports are available to clients upon request. For clients that have provided CenterSquare authority to vote proxies and have not otherwise selected other ISS general or customized proxy voting guidelines, proxy voting will be made on behalf of all client accounts in accordance with ISS Sustainability Proxy Voting Guidelines.

C. CenterSquare Conflicts of Interest

In certain instances, a conflict of interest may arise when CenterSquare votes a proxy. CenterSquare will deem to have a potential conflict of interest when voting proxies including, but not limited to, one or more of the following:

● CenterSquare or one of its affiliates manages assets for that issuer or an affiliate of that issuer and also recommends that its other client's investment in such issuer's securities.

● A director, trustee or officer of the issuer or affiliate of the issuer is an employee of CenterSquare or a director of CenterSquare or its affiliates, or a fund sub-advised by CenterSquare.

● CenterSquare is actively soliciting that issuer or an affiliate of the issuer as a client

● A director or executive officer of the issuer has a personal relationship with a member of the relevant investment team or other employee of CenterSquare that may affect the outcome of the proxy vote.

Each person who is a member of the Proxy Administrator, as further defined below, is a member of the investment team, or serves on the Proxy Voting Committee shall, on at least an annual basis, certify:

● a list of any portfolio companies, including entities raising capital as part of a PIPE ("Private Investments in Public Equity") transaction, with or in which he or she has a relationship or could otherwise be deemed to have a conflict and;

● they have not been unduly influenced by an issuer or other third party to vote in a particular manner.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CenterSquare will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

D. Securities Lending

Some clients have, at their discretion, elected to participate in security lending programs. CenterSquare is unable to vote securities that are on loan under this type of arrangement.

E. Decisions to not Vote Proxies

CenterSquare fully recognizes its responsibility to vote proxies and maintain proxy records pursuant to applicable rules and regulations. CenterSquare will therefore attempt to vote every proxy it receives for all domestic and foreign securities. There may be situations in which CenterSquare cannot vote proxies. For example, the client or custodian does not forward the ballots in a timely manner.

Proxy voting in certain countries requires shareblocking. Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client's custodian bank. The blocking period may last from several days to several weeks depending upon the market, the security and the custodian. CenterSquare believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. In order to preserve the account's liquidity, CenterSquare will generally instruct ISS to "DO NOT VOTE" these shares.

Proxies relating to foreign securities may also be subject to additional documentation. Such documentation may be difficult to obtain or produce as a condition of voting or requires additional costs that generally outweigh the benefit to be gained by voting. Therefore, in some cases, those shares will not be voted.

F. Reporting

ISS provides CenterSquare on-line access to client proxy voting records. A summary of the proxy votes cast by CenterSquare is available to clients upon request for their specific portfolio. Due to confidentially and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes client proxies.

CenterSquare's proxy voting policies are disclosed in the Form ADV Part 2A. A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines are available to our clients, without charge, upon request. All requests may be sent to Melissa Burk, Director, Securities Operations, CenterSquare Investment Management LLC, 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462 or mburk@centersquare.com.

G. Proxy Administration and Recordkeeping

The administration of the proxy voting process is the responsibility of CenterSquare's securities operations department ("Proxy Administrator"). Both ISS and each client's custodian monitor corporate events for CenterSquare. CenterSquare gives an authorization and letter of instruction to the client's custodian who then forwards the proxy material it receives to ISS so that ISS may vote the proxies. On a regular basis, CenterSquare sends ISS an updated list of client accounts and the security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote.

The Proxy Administrator is responsible for:

● monitoring reports identifying pending meetings and due dates for ballots

● monitoring reports to ensure that clients are coded to the appropriate ISS policy

● ensuring ballots are voted according to the ISS policy assigned to the client

● monitoring for shareblocking ballots

● monitoring reports for votes against management

● reviewing user access and new / close account setups

● performing vote overrides as required by Portfolio Managers and document changes and rationale for each vote override

CenterSquare or ISS also maintains the following records:

● ballot summary reports for each client indicating which ballots were votes, number of shares voted, description of the proposal, how the shares were voted and the date on which the proxy was returned, and the policy applied

● ballot summary reports for vote overrides with the Portfolio Managers rationale

● meeting-level statistical reports

● copy of each proxy statement received, provided that no copy needs to be retained of a proxy statement found on the SEC's EDGAR website

H. CenterSquare Compliance Annual Review

CenterSquare Compliance will review and document no less frequently than annually, the adequacy of the proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of CenterSquare's clients. As part of this review, CenterSquare Compliance will review:

● the Proxy Voting Policy

● CenterSquare's client disclosures regarding its proxy voting policies and procedures in the ADV Form Part 2A, due diligence questionnaires, and other relevant materials

● a sampling of proxy voting records to ensure voting was completed in the best interests of clients and in accordance with the ISS Sustainability Proxy Voting Guidelines

● a sampling of proxy vote overrides and the documentation supporting such overrides

● the Firm's annual due diligence over the third-party proxy voting firm, ISS

Insight North America LLC

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

● Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

● Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

● Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

● Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

● The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

● The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

● Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

● Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

● Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

● Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

● Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

● Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

● Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

● Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

● Transparent: Remuneration arrangements should be transparent and should avoid complexity.

● Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

● make a financial gain or avoid a financial loss at the expense of the Client

● present material differences in the thoughts of two PM's who own the same security

● benefit if it puts the interest of one Client over the interests of another Client

● gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

● obtain a higher than usual benefit from a third party in relation to a service provided to the Client

● receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

● create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

● create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

● removing certain Insight personnel from the proxy voting process

● walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

● voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

● Casting votes on behalf of Clients

● Voting Policy: Oversee and set the Proxy Voting Policy

● Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

● Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

● Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

● Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

● Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senor Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

Dreyfus

Dreyfus offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. Dreyfus also invests in repurchase agreements and bank deposits. Due to the nature of these investments, Dreyfus does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, the firm will seek to make voting decisions that are consistent with this policy and its procedures.

Dreyfus recognizes its duty to vote proxies in a manner consistent with the best financial and economic interests of its clients. Dreyfus seeks to avoid material conflicts of interest through the application of its adopted detailed, pre-determined proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The Voting Guidelines were developed based on internal and external research and recommendations provided by an independent proxy advisor, and without consideration of any BNY Mellon client relationship factors. The Voting Guidelines are designed to effect voting recommendations which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in Dreyfus's discretion.

On behalf of Dreyfus, Mellon Investments Corporation ("Mellon") has retained the services of third party proxy advisory services (including ISS and Glass Lewis, together the "Proxy Advisors") to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. Mellon has engaged ISS to administer the mechanical, non-discretionary elements of proxy voting and reporting for Dreyfus clients. ISS is directed, in an administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to Dreyfus if the Voting Guideline so requires. The Voting Guidelines require referral to Dreyfus of all proxy proposals or shareholder voting matters for which there is not an established applicable Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by the firm in its discretion).

For items referred to Dreyfus, the firm may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.

Clients that have granted Dreyfus with voting authority are not permitted to direct the firm on how to vote in a particular solicitation. Clients that have not granted Dreyfus voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client's account), either the client's or such other entity's chosen proxy voting guidelines will apply to those securities. Dreyfus generally does not provide proxy voting recommendations to clients who have not granted the firm voting authority over their securities.

If Dreyfus receives a proxy from a non-U.S. company, the firm will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, Dreyfus may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the Firm's ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer's voting securities that Dreyfus can hold for clients and the nature of our voting in such securities. The Firm's ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person; (3) restrictions on a foreigner's ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients' economic interest in a company, Dreyfus generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, Dreyfus will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

Dreyfus will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Dreyfus will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Mellon Investments Corporation

Mellon, through its Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the "Mellon Voting Guidelines"). For non-U.S. companies without significant U.S. operations, Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines"). Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Securities of Non-U.S. Companies and Securities Out on Loan. It is Mellon's policy to seek to vote all proxies for securities held in the funds' portfolios for which Mellon has voting authority. However, situations may arise in which Mellon cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis, together the "Proxy Advisors") and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.

Newton Investment Management Limited/Newton Investment Management North America, LLC ("Newton")

Proxy Voting by Newton

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

● Ensure that voting rights are exercised;

● Ensure voting decisions are taken in the best interests of clients and in line with governance best practice, aiming to protect our clients' rights as minority shareholders;

● Address potential material conflicts of interest that may arise; and

● Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.

All voting decisions are based on Newton's voting guidelines. We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from the stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton's bespoke policy's recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company's approach to relevant codes, market practices and regulations. These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value by promoting sound economic, environmental, social and governance policies, procedures and practices through the support of proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all Newton's clients that are invested in the same underlying company. This is in line with Newton's investment process that focuses on the long-term success of the investee company. Further, it is Newton's intention to exercise voting rights in all circumstances where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are "blocked" before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to risk adversely affecting the value of clients' holdings. Another common barrier to voting is the requirement at market or company level for a Power of Attorney to be in place. In cases where our clients have not put these Powers of Attorney into place, we will not submit a vote.

Newton's Voting Guidelines are available to Clients from the Stewardship Team upon request.

Voting Procedures

All voting opportunities are communicated to Newton by way of an electronic voting platform. Moreover, the Stewardship Team has set up a series of email alerts and notifications on the electronic voting platform designed to ensure all meetings are voted in time and the significant holdings are captured and looked at internally.

The Stewardship team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other relevant stakeholders. Our bespoke voting policy is applied for all other votes.

An electronic voting service is employed to submit voting decisions.

Newton's Corporate Actions team and members of certain BNY Mellon operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised.

Voting Service Providers

Newton utilises an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research and for implementing Newton's bespoke voting policy and issuing recommendations based on this policy.

Newton's external voting provider is subject to the requirements set by Newton's Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton's expectations and the voting recommendations provided by the external provider.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organisations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.

Conflicts of Interest

Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY Mellon funds or affiliate funds), the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through:

I. the establishment of Newton's Voting Guidelines, which are applied in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services and without consideration of any Newton or BNY Mellon client relationship factors;

II. the establishment of an independent stewardship team, which executes Newton's proxy voting activities; and

III. internal oversight groups.

Where a potential material conflict of interest exists between Newton, BNY Mellon, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.

A potential material conflict of interest could exist in the following situations, among others:

1. Where a shareholder meeting is convened by Newton's parent company, BNY Mellon;

2. Where a shareholder meeting is convened by a company for which the CEO of BNY Mellon serves as a Board Member;

3. Where a shareholder meeting is convened by a company that is a current client of BNY Mellon and contributed more than 5% of BNY Mellon's revenue as of the end of the last fiscal quarter;.

4. Where a shareholder meeting involves an issue that is being publicly challenged or promoted (e.g., a proxy contest) by (i) a BNY Mellon Board member or (ii) a company for which a BNY Mellon Board member serves as Chairman of the Board of Directors, CEO, President, CFO or COO (or functional equivalent);

5. Where a shareholder meeting is convened by a pooled vehicle with agenda items relating to services provided by (or fees paid to) a BNY Mellon affiliate (e.g., Investment Management Agreement, Custody Agreement, etc.);

6. Where an employee, office or director of BNYM or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal); and

7. Where the proxy relates to a security where Newton has invested in two or more companies that are subject to the same merger or acquisition.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy.

Disclosures and Reporting

We publish two major reports each year: (i) our annual stewardship report which provides an overview of our approach to stewardship and provides case studies on our engagement, advocacy and voting activities; and (ii) a post-season voting report outlining our views and approach on key trends observed, an overview of how we voted on shareholder proposals, and case studies on significant holdings and high profile names.

We also publish our quarterly vote record which includes voting rationale for decisions not aligned with the recommendations of the underlying company's management and for decisions on all shareholder proposed resolutions. Additionally, we publish a quarterly list of all issuers with whom we discussed ESG matters.

Throughout the year we publish blogs featuring case studies of engagements and voting action to continue to provide a regular flow of information.

Newton's Voting Guidelines describes our approach to the exercise of voting rights and are available to Clients from the Stewardship Team upon request.

Newton's Proxy Voting Policy and procedures is also summarised in its Form ADV, which is filed with the SEC and furnished to clients Upon request, Newton will provide clients with a copy of its policies noted above as well as information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients. For certain funds that are managed by BNY Mellon, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programmes. In such cases, we may be unable to monitor loaned securities or recall/restrict securities from being loaned, and we will be unable to exercise the voting rights attached to any loaned securities.

Controls, Record Keeping and Auditing

Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton's investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues. This includes Newton's approach to the exercise of voting rights.

Records are kept of all voting decisions, including evidence of the submission and approval process which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters. Further, Compliance Monitoring carry out reviews of Newton's proxy voting policies and procedures on a risk-based approach to confirm Newton's compliance with this policy.

Roles and Responsibilities

Newton's Corporate Actions team and members of certain BNY Mellon Operations teams are responsible for administrative processes and actions that ensures Newton has the ability to and does exercise its individual clients' voting rights.

Stewardship team members are also responsible for ensuring voting rights are exercised and that voting decisions are in line with Newton's voting guidelines.

Fundamental equity analysts and portfolio managers provide specific company-level investment insight for consideration when arriving at voting decisions.

The Sustainability Committee oversees Newton's Responsible Investment Policies and Principles, which includes this Policy.

GOVERNANCE PRINCIPLES AND VOTING GUIDELINES

Newton Investment Management Group

August 2023

Contents

Introduction

Leadership and the board

Capital management

Anti-takeover mechanisms

Related-party transactions

Reporting and audit

Remuneration

Transparency, accountability, and shareholder rights

Environmental and social matters

Shareholder resolutions

Introduction

As a steward of capital, Newton Investment Management (Newton)1 is committed to the responsible allocation, management and oversight of that capital to create long-term economic value for its clients. An important part of this stewardship role is the exercise of ownership rights, including proxy voting. In general, we take an active approach to voting that helps us to:

Align the interests of a company's management and board of directors with those of the company's shareholders

Promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders

Uphold the rights of a company's shareholders to effect change by voting on those matters submitted to shareholders for approval

Promote adequate disclosure about a company's business operations and financial activity.

We do not believe that corporate governance or proxy voting analysis can be reduced to strict rules but rather we think it must be considered, as much as practically possible, in the context of each company and its region of incorporation. We therefore apply our voting guidelines in line with local market practices. For example, we acknowledge that concentrated ownership and the significant presence of executives on boards, including on key committees, is common practice in some of the markets where we invest, such as within Asia. In such cases, holding board leadership accountable for these arrangements would be counterproductive to the investment case. Ultimately, as an active manager, our investment case is built on our multidimensional research platform through which we assess the quality of companies, their people, and their management teams.

Through the integration of corporate governance issues into our investment process, we engage on issues that we consider can affect the long-term economic value of an investment. We aim to have worked through as many of those issues as possible during the year so that at the annual general meeting (AGM), or extraordinary general meeting (EGM), we are confident in our vote. We cannot engage with companies on all our votes, but we consider it is important to do so for material cases.

We have a dedicated stewardship team which forms part of our wider responsible investment team. The Newton Sustainability Committee oversees and regularly reviews our wider stewardship efforts, including proxy voting.

About our Voting Guidelines

Newton's voting guidelines outline our approach to key issues that arise in proxy voting. They provide a framework for our analysis and will generally inform our decision. They are not intended to be prescriptive, and we retain the flexibility to apply a different decision where we consider it to be in the best long-term economic interests of our clients. The guidelines have been developed by our responsible investment team in collaboration with our investment team and draw from guidance established by internationally recognised governance principles including the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles, the International Corporate Governance Network (ICGN) Global Governance Principles, the UK Investment

1 'Newton' and/or 'Newton Investment Management' is a corporate brand which refers to the following group of affiliated companies: Newton Investment Management Limited (NIM), Newton Investment Management North America LLC (NIMNA) and Newton Investment Management Japan Limited (NIMJ). NIMNA was established in 2021 and NIMJ was established in March 2023.

Association's Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes. Our guidelines are updated at least annually to ensure consideration of evolving best practice, regulatory developments, and investor expectations, as well as dialogue with our clients.

Leadership and the Board

A company's board has oversight of the company's strategic direction and of management's operational execution. Directors are tasked individually and collectively to act in the best interest of the company and its shareholders and to give consideration to its other stakeholders, although this scope may vary depending on the company's jurisdiction. The board has ultimate accountability for a company's governance arrangements, succession planning, corporate culture, and risk management systems, including the oversight and stewardship of the company's material risks and opportunities, including those arising from externalities.

It is therefore important that the board proactively manages these risks, in line with investor and stakeholder expectations, and that the board satisfies itself that its members have sufficient experience and the right skillset to tackle those issues. We consider that boards are best able to provide this oversight when comprised of a majority of directors who are independent from management and other controlling shareholders.

Our definition of independence is based on generally accepted principles. A director is deemed to be independent, or free from conflicting interests, if the following conditions are met:

● He/she is not a current employee of the company

● He/she has not occupied previous executive functions at the company without an acceptable cooling-off period

● He/she has not previously worked directly or indirectly for one of the company's significant suppliers (material business relationship), major lenders or the current auditor

● He/she has not previously worked for firms under cross-shareholding relationship with the company

● He/she does not receive significant performance-related share-based payments from the company (or any form of remuneration linked to the share price)

● He/she is not a significant shareholder representative and does not have family ties to the current executives or significant shareholders

● He/she has not served on the board for more than 12 years (or any lower limit determined by market practice)

● He/she has not made a significant donation to the company.

In determining a company's governance arrangements, the board can establish sub-committees, typically audit, nomination, and remuneration, to help with preparatory and advisory work. We expect these committees to be comprised of a majority of independent directors.

Board Accountability

We consider it is a fundamental shareholder right to be able to vote on director appointments and reappointments. Furthermore, we view annual reappointment of directors as best practice.

Once appointed, directors are expected to act in the interests of all shareholders and should expect to receive the necessary induction and training to allow them to fulfil their mandates in an optimal way. Board duties require a high degree of professionalism, and we expect directors to dedicate the time needed to dispense their fiduciary duties. We do not consider the time commitment to be limited to attendance at board meetings but should allow for additional obligations such as committee meetings and preparatory work. In this context, we expect directors to limit the number of public company board mandates they accept to a maximum of five for a non-executive director, and a maximum of two (outside non-executive roles) for an executive director.

We may hold accountable the board as a whole, or the relevant board member(s) or committee member(s), where we consider the board to have failed to rein in and manage the company's risks and opportunities.

We expect the board to have a designated director for regular dialogue with the company's significant shareholders to enable a continuous exchange of views and monitoring.

Board Refreshment

Effective and independent boards are regularly refreshed, ensuring the adequate injection of new independent profiles, while retaining those experienced profiles the board deems valuable. Through regular refreshment, a board should ensure that the most qualified individuals are selected to be board members to achieve a composition with the optimal balance of skills, independence and diversity to effectively discharge its duties.

We may oppose the re-election of the nomination committee chair if a majority of the board members are considered long-tenured.

Board Leadership

We prefer the oversight and executive functions within a company to remain distinct. To facilitate this, the roles of chair and chief executive officer (CEO) should be separated, and the board should be presided over by a non-executive chair. The non-executive chair has a crucial role of leading the board's activities in a way that encourages the contributions of all directors and challenging management, including by determining the board agenda. The chair is ultimately accountable for the board's governance arrangements.

We recognise that, in some cases, companies choose to combine the position of chair and CEO. We expect companies in these cases to justify to shareholders why the combination of these roles is deemed appropriate and to set up sufficient counterpowers to balance the combination of the oversight and management roles. Notably, this would be by having a position of independent lead director that can call for executive sessions and board meetings, have sufficient power to amend the board meeting agendas, and have sufficient direct access to company's management. In these cases, we also expect the board to demonstrate robust succession planning. We will typically look unfavourably on cases where the company is recombining the chair and CEO roles after a period of separation and may support shareholder resolutions requiring independent chair positions at companies in general as a good governance practice.

Capital Management

Capital management is an important issue for us to consider as capital structure modifications may not be in the interest of existing shareholders and can potentially dilute their holdings with limited or no economic upside. Companies sometimes present resolutions which relate to how income may be allocated through dividends and share repurchases or which may relate to the issuance of shares in order to raise capital. We are generally supportive of dividend payouts.

Capital Structure

We consider that a shareholder's voting rights should be proportional to its economic interest in the company. Consequently, we support the 'one-share, one-vote' principle and will typically oppose any resolution that seeks to create multiple share classes. We will also typically oppose the issuance of shares which perpetuates the existence of unequal share classes or exacerbates the unequal treatment of shareholders. For new listings, or companies where we are making our voting decision known for the first time, we will typically hold the governance committee chair accountable for a multiple share class structure, unless a sunset requirement is introduced (between seven and ten years as a ceiling).

Issuance of Shares

While acknowledging the need for a company to have flexibility and financial leeway, we look for general share issuances to offer protection for existing shareholders, notably by not being excessively dilutive and with any discount to market price substantiated by a robust rationale. We may oppose requests to issue shares at a price below the share's intrinsic value if no justification is presented by the company. We assess on a case-by-case basis share issuance requests linked to a specific purpose and expect the issuance terms to be disclosed and the operation supported by a compelling rationale.

We also generally support stock splits that have a purpose of increasing liquidity and/or adjusting for a significant increase in stock price, and reverse stock splits which are supported by sound rationale.

Share Repurchasing

We support share buybacks in cases where they are designed according to applicable regulatory and market best practice, including protecting against significant dilution to existing shareholders. We expect transparency on the price, the volume, and the possibility of using the share repurchase authority as an anti-takeover mechanism.

Anti-Takeover Mechanisms

We do not generally support the use of anti-takeover mechanisms, as such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value, and we are likely to oppose any arguments for approving the introduction or continuation of any anti-takeover mechanism.

However, on a case-by-case basis, we may support proposals where the primary purpose appears to be to provide management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are properly justified and discussed with shareholders.

Related-Party Transactions

We expect the disclosure of information around related-party transactions as well as the board or AGM process used for their approval, as these represent crucial information on insider movements and conflict-of-interest situations that we use in our analysis of the company's governance arrangements.

These transactions should be clearly defined, disclosed and approved by the board well before their execution date, evaluated for fairness to all shareholders by an independent audit firm, and submitted separately to a shareholder vote where permitted.

Reporting and Audit

A company's financial reporting is a key element of its communication with its shareholders and the market. It should provide accurate, balanced and understandable financial and non-financial information relating to the fiscal year under review, as well as clarity on the assumptions made by management in order for stakeholders to be able to robustly assess the company's potential future performance and long-term prospects. We may vote against the approval of financial statements and related proposals in cases where they have not been published in a timely manner prior to the vote deadline or where a qualified opinion has been provided by the external audit firm. In markets where there is no vote on financial statements, we may oppose the re-election of audit committee members if we have concerns on issues around reporting and audit.

The audit committee plays a key role in determining and overseeing internal control mechanisms, including providing challenge to management and maintaining the quality of the external auditors. We encourage all companies to provide a report to shareholders from the audit committee in their financial reporting disclosing any risks identified and the steps being taken, if any, to enhance practices. The audit committee also plays a key role in selecting the external audit firm and verifying its independence from management. While not yet a prevalent practice in all markets, we encourage those committees to disclose in their reports to shareholders the rationale behind the appointment of the chosen firm, details around the selection process, and transparency around fees paid. We typically do not support non-audit fees being in excess of audit fees without robust justification as it can result in a real or perceived jeopardisation of the auditor's objectivity. We expect the audit committee to evaluate, at least annually, the external auditor's continuing independence. We consider tenure to be a contributor over time to the external auditor's continued ability to be perceived as independent, and we may vote against the reappointment of a long-serving external audit firm in the absence of robust justification.

Finally, we encourage companies to adopt some form of integrated reporting which takes into consideration the most relevant and acceptable international standards as this will better enable shareholders to assess material environmental and social risks.

Remuneration

Pay is critical for attracting, retaining and monitoring executive leadership and senior management. We consider that the design of executive pay should support the execution of strategy and align executives' interests to those of shareholders over the long term.

Role of the Board and Remuneration Committee

Ensuring that executives deliver on the company's strategic goals is a key board responsibility, with executive pay being an important tool. We consider that the board, or designated remuneration committee, should have flexibility to design the executive pay plan, coupled with accountability to shareholders and other stakeholders on oversight of the resulting payouts. We expect robust disclosures on how the plan supports both the execution of strategy and long-term alignment between management and shareholders and, therefore, how it ultimately supports the generation of long-term economic value by the company. The remuneration committee should also account for the individual characteristics of the company and its situation and determine pay that is in line with actual performance and in accordance with the remuneration policy.

In our experience, overreliance on external consultants demonstrates a lack of experience of the remuneration committee and poses risks of colliding interests, as those consultants usually have multiple business relationships with the company. We do not expect this to be standard practice as it can push remuneration levels up across the market.

We pay particular attention to the composition of the remuneration committee, and we expect at least half of the members to be independent directors. Executive participation in this committee is discouraged due to the inherent conflicts of interest involved. We expect the committee to communicate regularly and clearly with shareholders, and to provide shareholders' perspectives and feedback to the board when necessary. The committee should adopt the highest standard of behaviours and shareholder dialogue, including a proactive and serious response to shareholder dissent.

Given the important role of this committee, and that most votes on executive pay are advisory in nature, we will typically oppose the re-election of the incumbent remuneration committee members in cases where we are also opposing a remuneration-related proposal.

Structure

Pay structure must be appropriate and relevant to the business and should avoid unnecessary complexity.

We expect executive pay structures to be designed to reward long-term performance and, as such, expect the majority of variable pay awards to be subject to a performance period of at least three years as an overarching principle. Phased vesting or other short-term vesting considerations raise concern. We encourage companies to include malus (the downward adjustment of incentive awards before they become payable or vest) and clawback provisions within the terms as these can incentivise positive management behaviours.

We encourage long post-vesting holding periods, and significant shareholding requirements for executives in order to encourage alignment of executive pay with long-term objectives.

We expect executive pay plans to contain a general dilution limit to all shareholders of 10% (over ten years) for all equity-based plans to ensure that control is not unintentionally shifted to executives or employees.

Finally, change-in-control arrangements which guarantee substantial payouts to executives are viewed negatively unless strictly linked to forced departure.

Recruitment

We generally do not support sign-on bonuses ('golden hellos') and other mechanisms designed to secure executive appointments. We will assess on a case-by-case basis where the payment is made to compensate benefits forgone at the previous role, and in these cases would prefer that the payment is made in shares vesting over a period of more than one year, linked to the new company's performance metrics, ideally securing the executive for the medium term.

Other Remuneration Principles

In general, we view negatively any arrangements that reward failure, and any pay component that produces significant pay for below-peer/median performance.

Similarly, we view negatively one-off awards and look at those on a case-by-case basis, considering any mitigating circumstance.

Base Pay

The level of pay, particularly base pay as it determines the general pay structure, needs to be thoroughly explained. We expect the remuneration committee to consider the role in the context of the company and what it needs to achieve, the responsibilities attached, and the company's general operational philosophy and purpose. We negatively view the use of benchmarking alone to increase pay. Benefits are considered as an integral part of base pay.

Short-Term Incentives

We do not consider there to be a 'one-size-fits-all' structure for executive pay and encourage remuneration committees to design the plan that best supports the execution of the company's strategy. As a result, our strong preference is to see tangible performance criteria, linked to strategy in a concrete way, with an outcome that is easy to understand. We do not consider that pay for below-target/median performance is good practice in incentivising executives.

Overall, transparency and variability (upwards and downwards) are two main features of a sound variable pay structure.

On-target and maximum levels of expected pay should be clearly disclosed. The possibility for payments outside the bonus structure is viewed negatively. Variable pay should not reward for negative shareholder returns or for targets set below previous-year levels, unless the remuneration committee justifies why targets are being set to differ from shareholders' experience.

Long-Term Incentive Plans

Awarding long-term incentives is considered by both investors and remuneration committees as an important tool to align executive behaviour to long-term shareholder value creation.

Consequently, we view a three-year performance period and mandatory performance conditions as a minimum expectation.

Post-vesting holding periods enhance alignment with shareholder value creation.

Companies should be clear and transparent around vesting scales and any discretion in determining long-term incentive outcomes. All long-term incentive awards should be linked to tangible strategic performance conditions.

When granting performance-based options (options with performance conditions going beyond share-price appreciation), we view negatively any grant not made at market conditions (for example, with a significant discount that is not justified by a rationale).

Our ultimate preference is for variable pay to be entirely linked to performance, although we acknowledge the existence of different regional practices. In these cases, we apply a pragmatic approach which considers the company's stage of development and its sector and may support a lower threshold if the supporting rationale is robust. We encourage companies to move towards a greater proportion of variable pay being linked to performance over time but note that this movement should not be inflationary to the pay.

We may oppose remuneration-related proposals in cases where we perceive a lack of alignment between pay and performance.

Transparency, Accountability, and Shareholder Rights

We expect companies to provide accurate and timely information to enable investors to make informed investment decisions. Companies should also provide transparency on their governance structures and the rights available to shareholders to hold boards and management to account. Crucial to these rights is the ability to vote on and approve the company's most important corporate decisions. These decisions can relate to bylaw/article amendments, and material corporate transactions including mergers, acquisitions, disposals and related-party transactions. To support this, we expect documentation related to the AGM or EGM to be disclosed well before the vote deadline.

We consider that shareholders should have the ability to nominate directors onto the company's proxy card ('proxy access') as this can sometimes be less risky and less costly than a proxy fight. We will typically support proposals to provide shareholders with proxy access provided that we do not consider the dominant shareholder unduly to benefit as an unintended consequence. We consider that shareholders should have the opportunity to call meetings or raise what they deem to be material issues for discussion outside of the normal schedule of shareholder meetings, subject to sufficient support from the wider shareholder base. In this context, we will typically support proposals to provide shareholders with the right to solicit votes by written consent or the right to call special meetings, provided that we do not consider the dominant shareholder unduly to benefit as an unintended consequence.

We support management proposals that aim to adopt a majority vote standard, and strongly encourage management to adopt post-election policies, or a director resignation policy, that would increase board accountability to shareholders.

We will generally support proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, we would oppose any proposal which would support indemnification for director actions conducted in bad faith, with gross negligence, or in reckless disregard for duties.

We encourage companies to facilitate voting for all shareholders and will typically support proposals for a hybrid (virtual and physical participation) format for the shareholder meeting, subject to robust platforms which allow for questions to be posed without censorship by those attending in person as well as virtually. We are unlikely to support proposals for virtual-only meetings absent robust rationale and an outline of provisions to ensure shareholders are not disadvantaged, or regulatory protection.

We view negatively the practice of share pledging, where executives, founders or non-executive directors pledge their holdings as collateral for personal or personal business loans. We consider it the board's responsibility to actively manage the resultant risk of a sudden change in the shareholder base. We encourage companies that allow share pledging to disclose a robust pledging policy that includes hard limits, and for any pledging activity to be examined by the board regularly and as often as needed.

For all these issues, we may hold board leadership and/or the governance committee ultimately responsible for their presence or for lack of progress on resolving them. In relation to pledging, we may hold responsible the committee specifically designated to govern this risk or the entire board if no committee is set up.

Environmental and Social Matters

As previously stated, we hold the board ultimately accountable for the management and oversight of the company's risks. Increasingly, environmental and social issues are being brought to companies' meeting agendas. While we do not take investment decisions based solely on those factors, we do consider there to be financial risks that emerge when these matters are badly managed. The general meeting provides an opportunity for shareholders to signal, where relevant, their view on how the company is managing its particular risks and addressing opportunities, including whether there is a need for the board to improve its response on a particular issue.

Climate

We recognise that climate change will present two main types of critical risks to companies – physical risks and transition risks – and we consider it is in the best economic interests of our clients for companies to have long-term strategic plans to deal with these risks.

We consider it the board's responsibility to set and monitor the company's climate strategy and transition planning, where material. It is also the board's responsibility to ensure the company's climate strategy is being adequately discussed at board and management level with the appropriate reporting lines. Where relevant to the company's activities, the board should ensure that climate expertise is present or available for board members and management to access, and that board members are trained and made aware of the most pressing and material climate issues facing the company. Given the financial risk to our clients from companies which are not managing appropriately climate risks relevant to their business, our voting in relation to climate-related matters will, where appropriate, generally support our net-zero commitment and reflect our views of the company's progress against its stated targets. We will also consider the progress of our engagements and whether the company meets our overall expectations of it.

Transition Plan Votes ('say-on-climate')

While we do not consider 'say-on-climate' votes to be a blanket necessity for all companies, we do consider it would be beneficial for shareholders in cases where climate issues are expected to affect the generation of long-term economic value by the company. This may include cases where the company has not demonstrated sufficient progress or is undergoing transformation which will materially change the way its business is affected by climate risk.  When we evaluate transition plans against our expectations for the company's long-term economic value, we adopt a holistic view and aim via our vote to express our thoughts on the company's current state of progress.

More generally, outside of the AGM forum we consider it is good practice for companies to provide regular and robust disclosures to their stakeholders on targets, timelines/milestones, investment plans including capital expenditure and/or operating expenditure, and progress against these stated goals to allow for robust and informed decision-making.

Chair and director appointments and reappointments

We may oppose the re-election of the board chair, relevant director(s) or committee if we do not consider that climate risk is sufficiently being taken into account for those companies where that risk is material to the company's long-term economic prospects.

Remuneration

We may oppose remuneration proposals where the application of the transition plan is not in line with the stated strategy, notably concerning targets that are inconsistent with the strategy, where climate risk is material to the company's long-term economic prospects.

Accounts and Auditor Appointments

We may oppose the approval of the financial statements or the appointment or re-appointment of auditors where climate risks are not considered when preparing the financial statements, where those risks are material to the company's long-term economic prospects. In consideration of this vote, engagement with the company and our understanding of the climate risk are considered, in addition to the regulatory guidance and market practice.

Climate-Related Shareholder Resolutions

We adopt a case-by-case approach on voting shareholder resolutions. For more details on our approach to shareholder proposals, please see the 'Shareholder resolutions' section of this document.

Diversity

As stewards of the investments we make on behalf of our clients, we consider boards that embrace diversity, as manifested through appropriate gender and racial representation and a broad spectrum of skills and experience, are more likely to achieve better long-term outcomes for our clients as they are likely to reduce 'groupthink' and bring a wider set of ideas and perspectives.

We also view diversity as integral to sound decision-making and we consider that companies with an inclusive culture and diversity of skills, experiences and perspectives at all levels of the organisation should be better managed and better able to adapt to change, and thus create long-term economic value. Company boards may fail because the board is populated with directors unwilling, or unable, to challenge a single domineering personality.

Gender and Ethnicity/Race

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders.

We generally expect at least 30% of board seats to be held by women in markets where we consider gender diversity can be reasonably expected. In markets where gender diversity is less well established, we generally expect at least one board seat to be held by a woman and will encourage a commitment to progress towards the 30% level over time.

We may consider opposing the re-election of the chair of the nomination committee where board composition falls below our expectations.

In markets where access to this information can be expected (currently the US and UK only), we generally expect at least one board seat to be held by an ethnically or racially diverse director. We may consider opposing the re-election of the nomination committee chair if we consider the board to lack sufficient ethnic diversity.

Shareholder Resolutions

The ability for shareholders to file resolutions at general meetings is an important and powerful tool which should be exercised in exceptional circumstances. We consider all shareholder resolutions on a case-by-case basis and on their own merit and we do not consider it is possible to generalise how we would vote.

A shareholder resolution may tackle a topic that we agree to be a material issue for the company, or it may promote a governance principle that we universally endorse, such as majority voting. Regardless of the general endorsement of the resolution and support of the proponents, we still expect there to be a clear and substantiated case as to why the resolution warrants support and a detailed description of the impact of the proposal. In some instances, we support the general focus of the resolution but not the details of the ask from a practical perspective. In other instances, we may support management while we endorse the shareholder resolution simply because we have been assured by management that is has accepted the request and is committed to making the relevant changes.

Key considerations for shareholder resolutions:

1. Does the requested action align with our view on the topic raised?

2. Will the outcome be additive to our investment case or benefit our clients in other ways?

3. Are we already engaging with the company on the issue?

4. Is the proponent's request proportionate and reasonable to the issue in question and to the company?

5. Is the proposal practical and sensible to the size and type of company?

Social and Environmental

Recurring social and environmental themes often appear as shareholder proposals on meeting agendas. While maintaining a case-by-case approach, we have developed convictions on some of these themes. As with all our vote decisions, we are driven by what we consider will be the long-term economic impact to the company, and therefore our clients, from how it manages these risks.

We expect investee companies to fully disclose their direct and indirect lobbying and trade association expenditures, and not to engage in practices that contradict or oppose their stated commitments on environmental and social externalities.

To inform investor decision-making, we will also typically support requests for additional disclosure on environmental policies and emissions where we consider these to be material to the target company. We would also consider supporting, where material to the company's long-term economic prospects, resolutions seeking to set appropriate emission-reduction targets within reasonable time frames consistent with international agreements and national commitments.

We also generally support proposals on human capital management that strengthen workforce engagement, its health and safety, and its diversity, and proposals that provide for additional material information on the company's practices in this area.

Fayez Sarofim & Co., LLC

Proxies are assets of Sarofim & Co.'s Clients that must be voted with diligence, care, and loyalty. Sarofim & Co. will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim & Co. will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Sarofim & Co. will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. However, there is an exception for proxies relating to securities that are held at the time Sarofim & Co. commences active management of the client's account and are sold immediately after Sarofim & Co. commences such active management and with respect to which no other accounts actively managed by Sarofim & Co. already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of Sarofim & Co. is not to vote Zero Holder Securities.

The Proxy Coordinator coordinates Sarofim & Co.'s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim & Co. to maintain certain books and records associated with its proxy voting policies and procedures. The Proxy Coordinator will ensure that Sarofim & Co. complies with all applicable recordkeeping requirements associated with proxy voting.

Sarofim & Co. has retained Glass Lewis to assist in the proxy voting process. Charles Sheedy, Chairman of the Proxy Committee, manages Sarofim & Co.'s relationship with Glass Lewis. Glass Lewis provides the following in connection with the voting of proxies by Sarofim & Co.: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass Lewis provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim & Co.

The Proxy Coordinator ensures that Glass Lewis votes all proxies according to Clients' specific instructions and Sarofim & Co.'s general guidance, and retains all required documentation associated with proxy voting.

Absent specific Client instructions, Sarofim & Co. has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.

The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim & Co.'s proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.

The Proxy Coordinator receives the paper ballots or notification through Glass Lewis for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass Lewis for each proxy vote and forwards them to the individual analyst for voting direction.

In deciding how to vote proxies, Sarofim & Co. relies, for the most part, on: (i) the business judgment of the management and directors of the issuer of the security ("Issuer") and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever Sarofim & Co. determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.

The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass Lewis analyses and the Glass Lewis vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the Glass Lewis vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the Glass Lewis vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding.

If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.

The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst's proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:

● A vote's likely short-term and long-term impact on the Issuer;

● Whether the Issuer has responded to the subject of the proxy vote in some other manner;

● Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;

● Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and

● Whether the analyst's proposal appears consistent with Clients' best interests.

After taking a reasonable amount of time to consider the analyst's proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member's recommendation, and the proxy will be voted according the recommendations of a majority of the Committee's members.

Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

The following examples are meant to help identify other potential conflicts:

● Sarofim & Co. provides investment advice to an Issuer (i.e., publicly traded company). Sarofim & Co. receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

● Sarofim & Co. provides investment advice to an officer or director of an Issuer. Sarofim & Co. receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

● Sarofim & Co. or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim & Co. is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim & Co.;

● An issuer or some other third party offers Sarofim & Co. or an Employee compensation in exchange for voting a proxy in a particular way;

● An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. Sarofim & Co. receives a proxy solicitation from that Issuer; and

● Sarofim & Co. or its Covered Persons have a short position in an Issuer, but Sarofim & Co.'s Clients have a long position in the same Issuer. Sarofim & Co. receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of Directors of Sarofim & Co. shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.

Sarofim & Co. will not neglect its proxy voting responsibilities, but Sarofim & Co. may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, Sarofim & Co. may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim & Co. does not vote a Client's proxy.

The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass Lewis. The Proxy Coordinator or Glass Lewis will retain the following information in connection with each proxy vote:

● the Issuer's name;

● the security's ticker symbol or CUSIP, as applicable;

● the shareholder meeting date;

● the number of shares that Sarofim & Co. voted;

● a brief identification of the matter voted on;

● whether the matter was proposed by the Issuer or a security-holder;

● whether Sarofim & Co. cast a vote;

● how Sarofim & Co. cast its vote (for the proposal, against the proposal, or abstain);

● whether Sarofim & Co. cast its vote with or against management;

● a list of ballots and shares voted; and

● any back-up documentation.

Sarofim & Co. may vote the same proxy in two directions only if a Client has specifically asked Sarofim & Co. to vote his/her shares a certain way. If Sarofim & Co. votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim & Co. believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

Proxies received after a Client terminates its advisory relationship with Sarofim & Co. will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim & Co.'s advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim & Co.

Walter Scott & Partners Ltd.

Proxy Voting Policy

Considered proxy voting strengthens our ability to be engaged, active owners of companies on behalf of our clients. It helps us to promote effective corporate governance and the prioritisation of long-term shareholder value creation.

Voting complements our engagement with leadership teams by allowing us to express our views on specific issues, and to contribute to initiating change when required to protect and promote the best interests of our clients.

It is, in our view, a key lever in our ability to be effective stewards of shareholder capital. For these reasons, we have a strong preference for being given full discretionary voting authority by our clients.

We carefully consider management's views when determining how to vote at shareholder meetings but our decision is always subject to our assessment of the likely client impact.

While we aim to vote at every shareholder meeting and on every resolution, this is on a ‘best endeavours’ basis and may not always be possible. Instances where we might not be able to vote include, but are not limited to, when the client has directed stock lending, power of attorney is not in place, we did not receive the ballot from the custodian or it is a restricted market. As proxy voting can be an effective feedback mechanism, when voting against management recommendations we typically notify the company in question, outlining our rationale for the decision.

To ensure that we have all the necessary information on an Annual General Meeting or Extraordinary General Meeting, we receive documentation on forthcoming votes from custodians and receive meeting analysis from an external proxy voting advisory service. We consider third party recommendations for information purposes but arrive at voting decisions independently, based on company meeting materials and, where required, engagement with the company for additional information.

Review and Monitoring of Proxy Voting

Voting is overseen by the Walter Scott Investment Stewardship Committee (ISC) and all votes are signed off by one of the Chair or Vice Chair of that Committee, Head of Investment Operations and Sustainability, Co-Head of Research, Head of Research Operations or in their absence a Director of Walter Scott. The ISC reviews all proxy voting decisions formally on a quarterly basis.

The ISC will conclude our approach to voting on items that are not expressly covered in our policy or where further guidance has been requested by a member of the Research Team.

Contentious issues or sensitive items are also referred to the ISC for a final voting decision. The Research Operations team is responsible for managing the proxy voting process. The team works with the investment managers and analysts to ensure voting is consistent and aligned with our approach.

Conflicts of Interest

Potential conflicts of interest may arise when we exercise our discretionary proxy voting authority on behalf of clients. For example, several of our clients are corporate-sponsored pension schemes associated with companies in which we invest.

Walter Scott as a firm, or senior employees of the firm, could potentially have business or personal relationships with companies or stakeholders involved with the proxies that we are voting. This could be, for example, the issuer, proxy solicitor or a shareholder activist.

This is not an exhaustive list and we may encounter additional conflicts when exercising our discretionary proxy voting authority. We have designed our Proxy Voting Policy and pre-established voting procedures to ensure that only the interests of our clients influence our voting decisions. In the event of a potential conflict, the matter is referred to the ISC to confirm whether the voting position in question is consistent with the Proxy Voting Policy.

If the ISC determines that a vote cannot be made consistent with the Proxy Voting Policy due to an actual or perceived conflict of interest e.g. if the proxy proposal is not addressed by our pre-established voting guidelines or the conflict is too great, the committee will not approve voting. Instead, it will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of clients including, but not limited to, seeking voting direction or consent from clients.

Voting Guidelines

While we consider all votes on a case-by- case basis, we have guidelines in place for specific issues. If an investment manager or analyst chooses not to follow these guidelines, they must explain the rationale and submit their recommendation to the ISC for review.

Boards & Directors

Board Composition

We expect boards to be comprised of individuals who collectively bring a range of skills, external experience, support and challenge to the boardroom. We generally prefer to see an independent chair of the board and / or an independent lead director (with the authority to convene the independent directors when appropriate).

We generally presume directors are not independent if they have served on the board for ten or more years and we do not consider representatives of shareholders or former company executives to be independent.

Whilst corporate governance standards and expectations vary between regions, we typically expect a minimum of 50% of independent directors on the board for non-controlled companies. Controlled companies should generally seek to link board independence levels to the economic stake held by minority shareholders. We may engage with companies in the first instance where independence is in question. If a company is unable to justify the apparent lack of independence, we may vote against the election of directors whose appointment would cause independence to fall below the above standards, and / or against the chair of the board where we have material concerns.

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders. Whilst corporate governance standards and expectations vary between regions, we generally expect to see diversity on boards and may engage with companies where this is not the case.

Board Committees

Where there are separate committees to oversee remuneration, audit, nomination and other topics, we may vote against chairs or members where we have concerns about independence, skills, commitment or the matters overseen by the committee. Our preference is for 100% independent audit committees wherever feasible. For non-controlled companies, we typically expect to see a minimum of 50% of independent directors on remuneration, audit and nominations committees and an independent committee chair. Where this standard is not met, we may engage in the first instance, but should that prove ineffective we may vote against non-independent committee members, the chair of the nominations committee and / or the chair of the board or take any other voting action deemed to be appropriate.

Director Commitment & Attendance

When voting on directorships, we give consideration to other commitments and the extent to which these might compromise the director’s ability to carry out their responsibilities. If we believe a director is not fully committed to their role, we will typically seek to engage with the company in the first instance. If a director persistently fails to attend board and / or committee meetings without a satisfactory explanation, we will consider voting against the re-election of that individual or against the chair of the nominations committee and / or the chair of the board if deemed to be appropriate.

Classified/Staggered Boards & Voting Standards

We generally support declassification of boards and simple majority voting (as opposed to cumulative voting) for director elections. The provision for annual director election by shareholders is, in our view, typically in the best long- term interests of clients.

Audit

The selection of an external auditor should ideally be subject to annual shareholder approval. There should be transparency in advance of an audit tender so that shareholders can engage with the company in relation to the process should they wish to do so. It is our preference that the audit firm should be periodically changed. If this is not expected market practice in the relevant region where the company is headquartered, then we would expect that the lead audit partner be rotated periodically or we may vote against the re-election of the external auditor and / or vote against the chair of the audit committee.

We further expect that there is an appropriate balance between audit and non-audit fees paid to the respective audit firm and will generally vote against the re-election of the external auditor and / or the chair of the audit committee if the non-audit fees exceed 50% of total fees payable in a calendar year without reasonable explanation.

Remuneration

Disclosure

Remuneration disclosure should be transparent and understandable, facilitating comparability and accountability. We will typically vote against remuneration disclosure that fails to meet these standards.

Executive Remuneration

It is our preference for executive remuneration to be designed to align the interests of management and directors with long-term shareholders and durable value creation.

We generally vote in favour of compensation plans that we consider to be clear, robust and proportionate. We will consider voting against proposals that appear permissive or excessive within the context of relevant sector and market practices, and with respect to any company specific circumstances.

We have a preference for an annual vote on executive compensation. This helps to ensure ongoing alignment between management’s remuneration and the interests of shareholders.

Non-Executive Remuneration

The board as a whole should determine levels of pay for non-executive directors and the non-executive chair in such manner as to ensure alignment with shareholders’ interests, taking independent advice where appropriate to encourage objectivity. Performance- based pay or share options should not typically be granted to non-executive directors and non-executive chairs. We may vote against compensation plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee and / or the chair of the board if deemed to be appropriate.

Employee Stock Purchase Plans

We typically support employee stock plans that align with the interests of shareholders and are appropriate in quantum. We may vote against employee stock plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee if deemed to be appropriate.

Changes to Capital Structure

Raising Equity

We tend to vote against proposals that allow management to raise equity if the potential dilution* exceeds 10% and no specific reason for the capital increase is given. If a specific reason is given, then we will evaluate each proposal on its merits.

Pre-emptive Rights

We generally vote against proposals to waive shareholders’ pre-emptive rights to participate in a capital increase if the potential dilution* exceeds 10%. We may accept waiving of pre-emptive rights in certain situations such as the creation of shares to pay for acquisitions or to reward staff and will evaluate each proposal on its merits.

Share Repurchases and Reissuance

We will typically approve proposals asking for permission to repurchase shares. Furthermore, we will generally vote for proposals to authorise the reissuance of previously repurchased shares as long as the potential dilution* is less than 10%.

*Potential dilution is calculated as (authorised shares less outstanding shares) / outstanding share count.

Takeover Protection

We will generally vote against anti-takeover proposals or other ‘poison pill’ arrangements which can provide undue protection to entrenched management teams, including the authority to grant shares for such purposes.

Protection of Shareholder Rights

Voting Structures

Our preference is for a ‘one share, one vote’ voting structure for ordinary or common shares. We discourage any divergence from this approach that gives certain shareholders influence or control disproportionate to their economic interests. In the event that such voting structures already exist, we encourage disclosure and explanation and favour the use of ‘sunset’ mechanisms. We further encourage commensurate extra protections for minority shareholders (particularly in the event of a takeover bid) and have a strong preference for controlling shareholders to recuse themselves from votes where there is a potential conflict of interest or advisory votes where it would be beneficial to determine the view of minority investors.

Related-Party Transactions

We consider management’s guidance on related-party transactions and we will vote in favour if the resolution aligns with the long-term best interests of shareholders.

Miscellaneous

Annual Report and Accounts and Disclosure Requirements

We have a preference that company Annual Report and Accounts and proxy voting materials are available in English.

Allocation of Income and Dividends

We may consider voting against proposals where the dividend allocation is below what we consider to be appropriate and the company retains significant cash on its balance sheet without adequate explanation. We may vote against proposals if a company has not specified the dividend allocation.

Vague or Poorly Defined Proposals

Where proposals are vague or poorly defined, we generally seek clarification from the company. If this is not forthcoming, we may vote against the proposal.

Political Donations

We generally oppose proposals asking for permission to make political donations. In certain markets (such as the UK) where there is a legal requirement to seek pre-approval from shareholders for all political donations, we will typically support proportionate requests that are designed to protect the company against inadvertent or unauthorised donations. In these circumstances we expect the company to clearly state in their notice of meeting that they do not intend to make any political donations and to have appropriate policies in place to manage the risk of inadvertent or unauthorised political donations.

Pledging of Shares

We generally discourage the pledging of stock by management and directors of investee companies.

Bundled Resolutions

We review bundled resolutions on a case- by-case basis and encourage unbundling.

ESG Issues and Shareholder Proposals

We consider ESG-related resolutions and shareholder proposals, including those relating to climate risk, on a case-by-case basis, taking account of management recommendation. We will generally vote in favour of shareholder proposals that encourage companies to enhance their understanding and management of material sustainability risks and opportunities, and which are in the long-term interests of shareholders.

Ad-Hoc Items

We generally vote against proposals requesting approval for ad-hoc items.

Proxy Voting Disclosure

We publish aggregate annual voting data on our website alongside quarterly resolution level data. Our annual Sustainability report also includes aggregate quarterly voting data.

Ownership & Review

This policy is owned by Walter Scott’s Investment Management Committee and is reviewed on an annual basis.

BNY MELLON ADVANTAGE FUNDS, INC.

(formerly, Advantage Funds, Inc.)
(formerly, Dreyfus Advantage Funds, Inc.)
(formerly, Dreyfus Growth and Value Funds, Inc.)
(formerly, Dreyfus Focus Funds, Inc.)
(formerly, Dreyfus Growth and Value Fund, Inc.)

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits.

(a)(1) Registrant's Articles of Incorporation, dated November 16, 1993 are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993 ("Pre-Effective Amendment No. 1").

(a)(2) Articles of Amendment, dated December 10, 1993, (registrant name change – Dreyfus Growth and Value Fund, Inc. to Dreyfus Focus Funds, Inc.) are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1.

(a)(3) Articles of Amendment, dated September 28, 1995, (registrant name change – Dreyfus Focus Funds, Inc. to Dreyfus Growth and Value Funds, Inc.) are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(a)(3) Articles of Amendment, dated March 30, 2001, (series name change – Dreyfus Aggressive Value Fund to Dreyfus Premier Strategic Value Fund) are incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 2, 2001.

(a)(4) Articles of Amendment, dated May 1, 2002, (redesignating shares) are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 162 to the Registration Statement on Form N-1A, filed on December 23, 2019 ("Post-Effective Amendment No. 162").

(a)(5) Articles of Amendment, dated March 13, 2006, (registrant name change – Dreyfus Growth and Value Funds, Inc. to Dreyfus Advantage Funds, Inc.) are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, filed on March 14, 2006.v

(a)(6) Articles of Amendment, dated May 2, 2006, (registrant name change – Dreyfus Advantage Funds, Inc. to Advantage Funds, Inc.) are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006 ("Post-Effective Amendment No. 71").

(a)(7) Articles Supplementary, dated May 2, 2006, (issuing shares) are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 71.

(a)(8) Articles Supplementary, dated December 14, 2007, (issuing shares) are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, filed on December 13, 2007.

(a)(9) Articles of Amendment, dated May 27, 2008, (series name change – Dreyfus Midcap Value Fund to Dreyfus Premier Midcap Value Fund) are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 80 to the Registration Statement of Form N-1A, filed on May 27, 2008 ("Post-Effective Amendment No. 80").

(a)(10) Articles Supplementary, dated May 27, 2008, (issuing shares) are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 80.

(a)(11) Articles of Amendment, dated December 2, 2008, (series name change – all applicable series) are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on February 27, 2009.

(a)(12) Articles of Amendment, dated February 9, 2010, (series name change – Dreyfus Small Company Value Fund to Dreyfus Opportunistic Small Cap Fund) are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, filed on February 25, 2010.

(a)(13) Articles Supplementary, dated March 22, 2010, (reclassifying shares) are incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A, filed on April 28, 2010.

(a)(14) Articles of Amendment, dated December 16, 2010, (series name change – Dreyfus Midcap Value Fund to Dreyfus Opportunistic Midcap Value Fund) are incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 162.

(a)(15) Articles Supplementary, dated December 16, 2010, (reclassifying shares) are incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on February 11, 2011.

(a)(16) Articles Supplementary, dated December 22, 2011, (reclassifying shares) are incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed on December 14, 2011.

(a)(17) Articles of Amendment, dated January 3, 2012, (reclassifying and changing shares of Common Stock of Dreyfus Emerging Leaders Fund to shares of Common Stock of Dreyfus Opportunistic Small Cap Fund) are incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No. 162.

(a)(18) Articles Supplementary, dated June 24, 2013, (reclassifying shares) are incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 111 to the Registration Statement on Form N-1A, filed on June 25, 2013.

(a)(19) Articles of Amendment, dated November 25, 2013, (series name change – Global Alpha Fund to Dynamic Total Return Fund) are incorporated by reference to Exhibit (a)(19) of Post-Effective Amendment No. 162.

(a)(20) Articles of Amendment, dated September 8, 2016, (redesignating shares) are incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A, filed on September 29, 2016 ("Post-Effective Amendment No. 131").

(a)(21) Articles Supplementary, dated September 30, 2016, (reclassifying shares) are incorporated by reference to Exhibit (a)(16) of Post-Effective Amendment No. 131.

(a)(22) Articles Supplementary, dated March 15, 2017, (reclassifying shares) are incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No. 139 to the Registration Statement on Form N-1A, filed on March 28, 2017.

(a)(23) Articles Supplementary, dated October 18, 2017, (reclassifying shares) are incorporated by reference to Exhibit (a)(18) of Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A, filed on November 28, 2017.

(a)(24) Articles of Amendment, effective March 19, 2018, (series name change – Dreyfus Global Dynamic Bond Fund to Dreyfus Global Dynamic Bond Income Fund) are incorporated by reference to Exhibit (a)(24) of Post-Effective Amendment No. 162.

(a)(25) Articles of Amendment, effective June 3, 2019, (registrant and series name changes – Advantage Funds Inc. to BNY Mellon Advantage Funds, Inc. (and applicable name changes for each series)) are incorporated by reference to Exhibit (a)(26) of Post-Effective Amendment No. 162.

(a)(26) Articles Supplementary, dated June 11, 2019, (re-allocating shares) are incorporated by reference to Exhibit (a)(27) of Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A, filed on February 28, 2020 ("Post-Effective Amendment No. 165").

(a)(27) Articles Supplementary, effective December 31, 2019, (removing Class T shares from applicable series) are incorporated by reference to Exhibit (a)(27) of Post-Effective Amendment No. 162.

(a)(28) Articles Supplementary, effective March 22, 2022, (reclassifying shares) are incorporated by reference to Exhibit (a)(28) of Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A, filed on February 27, 2023.

(b) Registrant's By-Laws, amended and restated as of July 1, 2011, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A, filed on December 28, 2011.

(c) Not applicable.

(d)(1) Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated August 24, 1994, amended as of June 3, 2019 (Schedule 1, amended as of September 1, 2021) is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 169 to the Registration Statement on Form N-1A, filed on December 22, 2021 ("Post-Effective Amendment No. 169").

(d)(2) Management Agreement for DTR Commodity Fund Ltd. (on behalf of BNY Mellon Dynamic Total Return Fund), dated August 1, 2016, amended as of September 1, 2021, is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 170 to the Registration Statement on Form N-1A, filed on February 25, 2022 ("Post-Effective Amendment No. 170").

(d)(3) Management Agreement for GRR Commodity Fund Ltd. (on behalf of BNY Mellon Global Real Return Fund), dated July 30, 2019, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 165.

(d)(4) Sub-Investment Advisory for DTR Commodity Fund Ltd. between BNY Mellon Investment Adviser and Newton Investment Management North America, LLC, dated September 1, 2021, is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 170.

(d)(5) Sub-Investment Advisory Agreement for GRR Commodity Fund Ltd. between BNY Mellon Investment Adviser, Inc. and Newton Investment Management (North America) Limited, dated July 30, 2019, is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 165.

(d)(6) Sub-Investment Advisory Agreement for GRR Commodity Fund Ltd. between BNY Mellon Investment Adviser, Inc. and Newton Investment Management Limited, dated December 31, 2019, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 165.

(d)(7) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management North America, LLC (on behalf of BNY Mellon Dynamic Total Return Fund), dated September 1, 2021, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 170.

(d)(8) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management North America, LLC (on behalf of BNY Mellon Dynamic Value Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund and BNY Mellon Technology Growth Fund) is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 169.

(d)(9) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management Limited (on behalf of BNY Mellon Global Real Return Fund, BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Sustainable Balanced Fund), dated December 31, 2019, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 165.

(d)(10) Letter Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management North America, LLC, effective March 31, 2023, revised July 25, 2023, is incorporated by reference to Exhibit (d)(5)) of Post-Effective Amendment No. 173.

(d)(11) Sub-Sub-Investment Advisory Agreement between Newton Investment Management North America, LLC and Newton Investment Management Limited (on behalf of BNY Mellon Dynamic Total Return Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund and BNY Mellon Technology Growth Fund), effective March 31, 2023, revised July 25, 2023, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 173.

(d)(12) Expense Limitation Agreement (relating to BNY Mellon Dynamic Value Fund), is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 173.

(d)(13) Fee Waiver and Expense Limitation Agreement (relating to BNY Mellon Dynamic Total Return Fund).*

(d)(14) Expense Limitation Agreement (relating to BNY Mellon Global Dynamic Bond Income Fund).*

(d)(15) Fee Waiver and Expense Limitation Agreement (relating to BNY Mellon Global Real Return Fund).*

(e)(1) Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 162.

(e)(2) Form of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 162.

(e)(3) Form of Bank Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 162.

(e)(4) Form of Service Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 171 to the Registration Statement on Form N-1A, filed on December 27, 2022 ("Post-Effective Amendment No. 171").

(f) Not applicable.

(g)(1) Custody Agreement between the Registrant and The Bank New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 97 to the Registration Statement on Form N1-A, filed on February 28, 2011.

(g)(2) Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 113 to the Registration Statement on Form N1-A, filed on December 26, 2013.

(g)(3) Second Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 135 to the Registration Statement on Form N1-A, filed on December 28, 2016.

(g)(4) Third Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated April 1, 2023, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 173.

(h)(1) Shareholder Services Plan, dated March 16, 1995, revised as of June 3, 2019, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 162.

(h)(2) Transfer Agency Agreement, between the Registrant and Dreyfus Transfer, Inc., dated May 29, 2012, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A, filed on December 28, 2012.

(h)(3) Amendment No. 1 to Transfer Agency Agreement, between the Registrant and BNY Mellon Transfer, Inc., dated September 3, 2021 is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 171.

(h)(4) Fund of Funds Investment Agreement, dated December 15, 2021, (BNY Mellon Global Real Return Fund and BNY Mellon Opportunistic Small Cap Fund) is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 171.

(i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(j)(1) Consent of Independent Registered Public Accounting Firm (relating to BNY Mellon Dynamic Value Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund and BNY Mellon Technology Growth Fund), dated December 21, 2023, is incorporated by reference to Exhibit (j)(1) of Post-Effective Amendment No. 173.

(j)(2) Consent of Independent Registered Public Accounting Firm (relating to BNY Mellon Dynamic Total Return Fund, BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund).*

(k) Not applicable.

(l) Not applicable.

(m) Rule 12b-1 Service Plan, dated February 25, 1999, amended as of June 3, 2019, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 162.

(n)(1) Rule 18f-3 Plan, amended as of July 31, 2020, revised as of September 15, 2023, is incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 173.

(n)(2) Rule 18f-3 Plan, amended as of July 31, 2020, revised as of December 5, 2023, is incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 173.

(p)(1) Revised Code of Ethics adopted by the Registrant, BNY Mellon Investment Adviser, Inc., BNY Mellon Securities Corporation, Newton Investment Management Limited and Newton Investment Management North America, LLC, dated March 29, 2021, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 169.

(p)(2) Code of Ethics for the Nonmanagement Board Members of the BNY Mellon Family of Funds is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 162.

 Other Exhibits.

(1) Power of Attorney, effective February 5, 2024.*

*Filed herewith.

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Item 29. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification.

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorney's fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following: Article VII of the Registrant's Articles of Incorporation and any amendments thereto, Article VIII of the Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 1.10 of the Distribution Agreement.

Item 31(a). Business and Other Connections of Investment Adviser.

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. BNYM Investment Adviser also serves as sub-investment adviser to and/or administrator of other investment companies. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, serves primarily as a registered broker-dealer of shares of investment companies sponsored by BNYM Investment Adviser and of other investment companies for which BNYM Investment Adviser acts as investment adviser, sub-investment adviser or administrator.

Item 31(b). Business and Other Connections of Sub-Investment Advisers.

With respect to the BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund, the Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Newton Investment Management Limited ("Newton"), the sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton (SEC File No. 801-42114).

With respect to the BNY Mellon Dynamic Total Return Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Opportunistic Midcap Value Fund, BNY Mellon Opportunistic Small Cap Fund and BNY Mellon Technology Growth Fund, the Registrant is fulfilling the requirement of the Item 31(b) to provide a list of the officers and directors of Newton Investment Management North America, LLC, the sub-investment adviser of the registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged by Newton Investment Management North America, LLC, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton Investment Management North America, LLC (SEC File No. 801-120501).

Item 31. Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held		Dates

Kenneth Bradle Vice President and Director	BNY Mellon Securities Corporation++	Director President		10/20 – Present 6/19 – Present

	BNY Mellon Investment Adviser, Inc. ++	Director Vice President		10/20 – Present 6/19 - Present

	BNY Mellon Transfer, Inc.++	Chairman and Director		6/19 - Present

David DiPetrillo Vice President and Director	BNY Mellon Family of Funds++	President	1/21 - Present
	BNY Mellon ETF Trust++	President	3/20 - Present

	BNY Mellon ETF Investment Adviser, LLC++	Chief Executive Officer	1/24 - Present

	BNY Mellon Investment Adviser, Inc. ++	Director and Vice President	2/21 - Present

	BNY Mellon Securities Corporation++	Director and Executive Vice President	1/21 - Present

	DTR Commodity Fund Ltd. ##########	Director President Vice President	10/21 - Present 8/21 - Present 6/19 – 8/21

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held		Dates
	GRR Commodity Fund Ltd.++	Director President Vice President	10/21 - Present 8/21 - Present 8/19 – 8/21

Bushra Mannan Vice President and Director	BNY Mellon Investment Adviser, Inc. ++	Director Vice President		8/23 – Present 12/21 – Present
	J.P. Morgan Asset Management	Executive Director		9/13 – 11/21

Irene Papadoulis Director	BNY Mellon Investment Adviser, Inc. ++	Director		8/23 - Present
	BNY Mellon Securities Corporation++	Director Executive Vice President		3/23 – Present 1/06 – Present
	BNY Mellon Transfer, Inc. ++	President		12/12 – Present
	The Bank of New York Mellon++	Vice President		9/19 – Present

Ping Jiang Director of Investment Oversight	Axioma, Inc. 17 State Street, 17th Floor New York, NY 10004	Managing Director		7/20-6/23

Christopher O'Connor Chief Administrative Officer	BNY Mellon Securities Corporation++	Executive Vice President		6/19 – Present

Peter M. Sullivan Chief Legal Officer	BNY Mellon Family of Funds++	Chief Legal Officer Vice President and Assistant Secretary		7/21 – Present 6/19 – Present

	BNY Mellon ETF Trust++	Chief Legal Officer Vice President and Assistant Secretary		7/21 – Present 3/20 – Present

	BNY Mellon Funds Trust++	Chief Legal Officer Vice President and Assistant Secretary		7/21 – Present 3/19 – Present

John Squillace Chief Compliance Officer	BNY Mellon Securities Corporation++	Chief Compliance Officer (Investment Advisory Business)		6/19 – Present

Gregory Pasquale Chief Financial Officer	BNY Mellon Securities Corporation++	Chief Financial Officer		1/21-Present

	BNY Mellon Transfer, Inc. ++	Chief Financial Officer and Treasurer		1/21-Present

Peter Arcabascio Vice President – Distribution	BNY Mellon Investment Management*	Senior Vice President		7/06-Present
	BNY Investment Strategy and Solutions Group, LLC*	Manager		6/15- Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
James Windels Vice President and Director	BNY Mellon ETF Trust++	Treasurer	3/20 - Present
	BNY Mellon Family of Funds++	Treasurer	11/01 - Present
	BNY Mellon Funds Trust ++	Treasurer	11/01 - Present
	BNY Mellon Investment Adviser, Inc.++	Director	2/23 - Present
		Vice President	9/20 - Present

	BNY Mellon Securities Corporation++	Vice President	6/19 - Present

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	9/14 - Present
	Alcentra US. Inc. †††	Assistant Treasurer - Tax	9/14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	BNY Alcentra Group Holdings, Inc. †††††	Assistant Treasurer - Tax	3/13 - Present

	BNY Capital Funding LLC ***	Assistant Treasurer – Tax	9/13 - Present

	BNY Investment Strategy and Solutions Group, LLC *	Assistant Treasurer – Tax	6/15 - Present

	BNY Mellon Community Development Corporation ++	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	BNY Mellon Transfer, Inc.++	Assistant Treasurer	6/19 - Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	Albridge Solutions, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. ††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Capital Markets, LLC ++	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer – Tax	3/16 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Amherst Capital Management, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY Mellon Insurance Agency, Inc. ++	Assistant Treasurer – Tax	6/19 - Present

	BNY Mellon Securities Corporation++	Vice President – Tax	6/19 - Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	Colson Services Corp. 	Assistant Treasurer – Tax	3/14 - Present

	CenterSquare Investment Management LLC+++	Assistant Treasurer – Tax	1/18 – Present

	Cutwater Asset Management Corp. ++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC ++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. ++++	Assistant Treasurer - Tax	1/15 - Present

	EACM Advisors LLC 	Assistant Treasurer – Tax	1/14 - Present

	Eagle Access LLC 	Assistant Treasurer – Tax	1/14 - Present

	Eagle Investment Systems LLC 	Assistant Treasurer – Tax	1/14 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

	IRE-1, Inc. ††	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. ††	Assistant Treasurer – Tax	7/13 – Present

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investment Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	Mellon Holdings LLC++	Assistant Treasurer	2/15 - Present

	Mellon EFT Services††††	Assistant Treasurer - Tax	10/15 - Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

	Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

	Mellon Investments Corporation*	Assistant Treasurer – Tax	1/19- Present

	Mellon Investor Services Holdings LLC ++++++	Assistant Treasurer – Tax	8/16 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

	Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

	NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ++	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ++	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

Joseph Martella Vice President	BNY Mellon Family of Funds++	Vice President	3/22 - Present
	BNY Mellon ETF Trust++	Vice President	3/22 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Michael Stalzer Vice President	The Bank of New York Mellon++	Vice President	11/22 - Present

Robert Pomeroy Vice President – Derivative Risk Management	BNY Mellon Asset Management^^^	Vice President -Senior Performance Analyst	1/18– Present

Vivian Herrera Vice President – Tax	BNY Mellon Insurance Agency, Inc. ++	Vice President – Tax	5/21 – Present

	BNY Mellon Securities Corporation++	Vice President – Tax	5/21 – Present

	Asset Recovery II, LLC***	Assistant Treasurer	5/21 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	5/21 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	5/21 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	5/21 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	5/21 – Present

	Asset Recovery XX, LLC ***	Assistant Treasurer	5/21 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	5/21 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	5/21 – Present

	BNY Mellon Transfer, Inc.++	Assistant Treasurer	5/21 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	5/21 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	5/21 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	5/21 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	5/21 – Present

	Albridge Solutions, Inc. †††	Assistant Treasurer -Tax	5/21 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	5/21 – Present

	Alcentra US, Inc. †††	Assistant Treasurer -Tax	5/21 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/21 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	5/21 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	5/21 – Present

	AP Residential Realty, Inc. ††††	Assistant Treasurer -Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	APT Holdings Corporation #	Assistant Treasurer -Tax	5/21 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	5/21 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Alcentra Group Holdings, Inc. †††††	Assistant Treasurer –Tax	5/21 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	5/21 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Investment Strategy and Solutions Group LLC *	Assistant Treasurer –Tax	5/21 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	5/21 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	5/21 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Capital Markets, LLC ++	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Community Development Corporation ++	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) 	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	5/21 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	5/21 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/21 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	5/21 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	5/21 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	5/21 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	5/21 – Present

	BNY Wings, Inc. ††	Assistant Treasurer –Tax	5/21 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	5/21 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	5/21 – Present

	Amherst Capital Management LLC ***	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	BNYM RECAP Holdings, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	5/21 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	5/21 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	5/21 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	5/21 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	5/21 – Present

	Colson Services Corp. 	Assistant Treasurer –Tax	5/21 – Present

	CenterSquare Investment Management LLC+++	Assistant Treasurer –Tax	5/21 – Present

	Cutwater Asset Management Corp. ++++	Assistant Treasurer – Tax	5/21 – Present

	Cutwater Holdings LLC ++++	Assistant Treasurer – Tax	5/21 – Present

	Cutwater Investor Services Corp. ++++	Assistant Treasurer - Tax	5/21 – Present

	EACM Advisors LLC 	Assistant Treasurer –Tax	5/21 – Present

	Eagle Access LLC 	Assistant Treasurer –Tax	5/21 – Present

	Eagle Investment Systems LLC 	Assistant Treasurer –Tax	5/21 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/21 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	5/21 – Present

	IRE-1, Inc. ††	Assistant Treasurer –Tax	5/21 – Present

	Island Waterworks, Inc. ††	Assistant Treasurer –Tax	5/21 – Present

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	5/21 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	5/21 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	5/21 – Present

	Lockwood Insurance Inc. ######	Assistant Treasurer –Tax	5/21 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	5/21 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	5/21 – Present

	MBC Investment Corporation #	Assistant Treasurer –Tax	5/21 – Present

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	5/21 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	5/21 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	5/21 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	5/21 – Present

	Mellon EFT Services Corporation ††††	Assistant Treasurer –Tax	5/21 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/21 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	5/21 – Present

	Mellon Investments Corporation *	Assistant Treasurer –Tax	5/21 – Present

	Mellon Investor Services Holdings LLC	Assistant Treasurer –Tax	5/21 – Present
++++++
	Mellon Leasing Corporation +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	5/21 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	5/21 – Present

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	5/21 – Present

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	5/21 – Present

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	One Wall Street Corporation ***	Assistant Treasurer –Tax	5/21 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	5/21 – Present

	PAS Holdings LLC ***	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Investments LLC ***	Assistant Treasurer –Tax	5/21 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	5/21 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	5/21 – Present

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	5/21 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	5/21 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	5/21 – Present

	Technology Services Group, Inc. ++	Assistant Treasurer –Tax	5/21 – Present

	Tennessee Processing Center LLC ++	Assistant Treasurer –Tax	5/21 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/21 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	5/21 – Present

	USPLP, Inc. *******	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	5/21 – Present

	BNY Aurora Holding Corp. ***	Vice President	5/21 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	5/21 – Present

James Bitetto Secretary	BNY Mellon Family of Funds++	Vice President and Secretary	6/19 - Present

	BNY Mellon ETF Trust++	Vice President and Assistant Secretary	3/20 - Present
	BNY Mellon Funds Trust++	Vice President and Secretary	2/18 – Present
	BNY Mellon Insurance Agency, Inc. ++	Secretary	6/19 - Present
	BNY Mellon Securities Corporation++	Assistant Secretary	6/19 - Present

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.

***	The address of the business so indicated is One Wall Street, New York, NY 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
*******	The address of the business so indicated is 225 Liberty Street, New York, NY 10286.
********	The address of the business so indicated is Grand Canal House, 1 Upper Grand Canal Street, Dublin, 4 Ireland.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 87 Mary Street, George Town, KY1-9005, Cayman Islands.
^^^	The address of the business so indicated is 201 Washington Street, Boston, Massachusetts 02108.
^^^^	The address of the business so indicated is 2-4, rue Eugène Ruppert, L-2453 Luxembourg, Luxembourg.
^^^^^	The address of the business so indicated is One Dockland Central, Guild Street, IFSC, Dublin 1.
^^^^^^	The address of the business so indicated is 33 Sir John Rogersons Quay, Dublin 2.
^^^^^^^	The address of the business so indicated is Ogier House, The Esplanade, St Helier, Jersey, JE4 9WG.
^^^^^^^^	The address of the business so indicated is Room 6053, Level 6, 21st Century Building, No.210, Century Avenue, China, (Shanghai) Pilot Free Trade Zone.
^^^^^^^^^	The address of the business so indicated is 6th Floor, 2 Grand Canal Square, Dublin 2, Ireland.
^^^^^^^^^^	The address of the business so indicated is 32 Molesworth Street, Dublin 2, Ireland.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 240 Greenwich Street, New York, NY 10286
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 113 King Street, Armonk, NY 10504.
+++++	The address of the business so indicated is 320 Bay Street, Toronto, ON M5H 4A6.
++++++	The address of the business so indicated is 480 Washington Blvd, Jersey City, NJ 07310.
+++++++	The address of the business so indicated is Hartpiece, Lamarsh, Bures, Suffolk, CO8 5EP..
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
†††††††	The address of the business so indicated is 114 Queen Victoria Street, London, EC4V 4BJ.
	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940.
	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
	The address of the business so indicated is David M. Breen & Co. Suite 4, Wallace House, Maritana Gate, Canada Street, Waterford.
	The address of the business so indicated is 277 Park Ave, New York, New York 10286.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#########	The address of the business so indicated is 6 C, route de Trèves, L-2633 Senningerberg, Luxembourg.
##########	The address of the business so indicated is P.O. Box 309, Ugland House, George Town, Cayman Islands, KY1-1104

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	BNY Mellon Absolute Insight Funds, Inc.
2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Appreciation Fund, Inc.
4.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

5.	BNY Mellon ETF Trust

6.	BNY Mellon Funds Trust
7.	BNY Mellon Index Funds, Inc.
8.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
9.	BNY Mellon Investment Funds I
10.	BNY Mellon Investment Funds II, Inc.
11.	BNY Mellon Investment Funds III
12.	BNY Mellon Investment Funds IV, Inc.
13.	BNY Mellon Investment Funds V, Inc.
14.	BNY Mellon Investment Funds VI, Inc.
15.	BNY Mellon Investment Funds VII, Inc.
16.	BNY Mellon Investment Portfolios
17.	BNY Mellon Large Cap Securities Fund, Inc.
18.	BNY Mellon Midcap Index Fund, Inc.
19.	BNY Mellon Municipal Bond Funds, Inc.
20.	BNY Mellon Municipal Funds, Inc.
21.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
22.	BNY Mellon New York AMT-Free Municipal Bond Fund
23.	BNY Mellon New York Tax Exempt Bond Fund, Inc.
24.	BNY Mellon Opportunistic Municipal Securities Fund
25.	BNY Mellon Opportunity Funds
26.	BNY Mellon Research Growth Fund, Inc.
27.	BNY Mellon Short Term Municipal Bond Fund

28.	BNY Mellon Stock Funds
29.	BNY Mellon Stock Index Fund, Inc.
30.	BNY Mellon Strategic Funds, Inc.
31.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
32.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
33.	BNY Mellon U.S. Mortgage Fund, Inc.
34.	BNY Mellon Variable Investment Fund
35.	BNY Mellon Worldwide Growth Fund, Inc.
36.	CitizensSelect Funds
37.	Dreyfus Cash Management
38.	Dreyfus Government Cash Management Funds
39.	Dreyfus Institutional Liquidity Funds
40.	Dreyfus Institutional Preferred Money Market Funds
41.	Dreyfus Institutional Reserves Funds
42.	Dreyfus Tax Exempt Cash Management Funds
43.	Dreyfus Treasury Obligations Cash Management
44.	Dreyfus Treasury Securities Cash Management
45.	General Money Market Fund, Inc.
46.	General Municipal Money Market Funds, Inc.
47.	General New York Municipal Money Market Fund

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Director and President	None
David DiPetrillo****	Director and Executive Vice President	President
Catherine Keating*	Executive Vice President	None
Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None
Irene Papadoulis**	Director and Executive Vice President	None
Matthew Perrone****	Executive Vice President	None
Gregory Pasquale ***	Chief Financial Officer and Treasurer	None
John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None
Robert Saccone **	Chief Compliance Officer (Broker-Dealer Business)	None

Christine Algozzini*	Senior Vice President	None
Timothy I. Barrett**	Senior Vice President	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kevin Brown****	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino****	Vice President	None
Christopher Donoghue**	Senior Vice President	None
Tina Rizzo**	Senior Vice President and Privacy Officer	None
Jonathan M. Snyder	Senior Vice President	None
Ryan Care****	Vice President	None
Susan O’Donovan***	Vice President	None
James Windels****	Vice President	Treasurer
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Marianne Thomas+	Vice President	None
Charles Doumar****	Vice President – Tax	None
Vivian Herrera***	Vice President – Tax	None
Dennis Rimkunas****	Vice President – Tax	None
Elizabeth Schuette****	Vice President – Real Estate	None
Philip J. O’Dwyer****	Vice President – Real Estate	None
Colleen Cain***	Secretary	None
James Bitetto****	Assistant Secretary	Vice President and Secretary
Cristina Rice***	Assistant Secretary	None
Chase Ayers ***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.
†	Principal business address is 100 Saint Paul Street Denver, CO 80206
††	Principal business address is 160 Queen Victoria Street, London, England, Greater London EC4V4LA
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407

Item 33. Location of Accounts and Records

1. The Bank of New York Mellon
 240 Greenwich Street
 New York, New York 10286

2. BNY Mellon Investment Servicing (US), Inc.
 118 Flanders Road
 Westborough, Massachusetts 01581

3. BNY Mellon Investment Adviser, Inc.
 240 Greenwich Street
 New York, NY 10286

4. BNY Mellon Investment Adviser, Inc.
 200 Park Avenue
 New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of February, 2024.

BNY Mellon Advantage Funds, Inc.

BY:	/s/ Amanda Quinn
Amanda Quinn, Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	02/26/24

David DiPetrillo

/s/ James Windels*	Treasurer (Principal Financial	02/26/24

James Windels	and Accounting Officer)

/s/ Joseph S. DiMartino*	Chairman of the Board	02/26/24

Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	02/26/24
Francine J. Bovich
/s/ Peggy C. Davis*	Board Member	02/26/24

Peggy C. Davis

/s/ Michael D. DiLecce*	Board Member	02/26/24
Michael D. DiLecce
/s/ Gina D. France*	Board Member	02/26/24

Gina D. France

/s/ Joan L. Gulley*	Board Member	02/26/24

Joan L. Gulley

/s/ Nathan Leventhal*	Board Member	02/26/24
Nathan Leventhal
/s/ Robin A. Melvin*	Board Member	02/26/24

Robin A. Melvin

BY:	/s/ Amanda Quinn
Amanda Quinn * Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(d)(13)	Fee Waiver and Expense Limitation Agreement (relating to BNY Mellon Dynamic Total Return Fund).
(d)(14)	Expense Limitation Agreement (relating to BNY Mellon Global Dynamic Bond Income Fund).
(d)(15)	Fee Waiver and Expense Limitation Agreement (relating to BNY Mellon Global Real Return Fund).
(j)(2)	Consent of Independent Registered Public Accounting Firm (relating to BNY Mellon Dynamic Total Return Fund, BNY Mellon Global Dynamic Bond Income Fund and BNY Mellon Global Real Return Fund).
Other Exhibits
(1) Power of Attorney, effective February 5, 2024.

EX-101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document.
EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.